UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1352

Fidelity Devonshire Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2010

Item 1. Reports to Stockholders

Fidelity®
Equity-Income
Fund

Annual Report

January 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 stalled in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Equity-Income Fund	41.02%	-0.73%	2.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Equity-Income Fund, a class of the fund, on January 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Coming off one of its most dramatic turnarounds ever in 2009, the U.S. stock market gave back some gains as 2010 began. The rally that started in March of last year and continued through December was dampened a bit in January, when equities experienced some volatility. As the 12-month period began, U.S. stocks were sustaining significant declines amid fallout from the global financial crisis. However, in early March, companies hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement as both sharp cost cutting and unprecedented government intervention began to take hold. As profits improved, investors' appetite for equities returned. From March 9 through the end of '09, a roughly 65% rise in the S&P 500® Index wiped out the period's earlier losses. The slow start to 2010 did not prevent the major indexes from registering robust gains for the year ending January 31, 2010, as the S&P 500® advanced 33.14% and the Nasdaq Composite® Index rose 46.89%. Also during the period, the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 35.29%. On the capitalization and style spectrums, mid-cap stocks bested small-caps and large-caps, while growth-oriented equities outperformed value stocks.

Comments from Stephen Petersen, Portfolio Manager of Fidelity® Equity-Income Fund: For the year, the fund's Retail Class shares returned 41.02%, significantly outperforming the Russell 3000® Value Index, which rose 31.84%. Overall, the fund was better positioned than the index to benefit from improvement in the economy. From a sector perspective, stock picks in energy, financials, industrials and consumer staples had the biggest impact on relative performance. Overweighting consumer discretionary, information technology and financials also helped, as did underweighting utilities. On the flip side, unrewarding stock selection in consumer discretionary and information technology, and underweighting materials, detracted from the fund's relative results. Individual contributors to relative performance included the fund's underweighting in energy giant Exxon Mobil, whose stock price remained relatively high through the market's gyrations, making it less appealing than other more-attractively valued issues. In financials, Bank of America had been hit by investor worries about potentially inadequate capital, but recovered after successfully raising capital, and its stock price took off. On the downside, the fund held a relatively small stake in Ford Motor, whose stock price came back strongly as it gained share against other major automakers and became profitable. This stock was sold from the portfolio. Along with the rest of the utilities group, electric utility company Allegheny Energy's performance suffered from the downturn in the economy, and its sales of excess power to the wholesale market slowed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 to January 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During Period* August 1, 2009 to January 31, 2010
Equity-Income	.71%
Actual		$ 1,000.00	$ 1,102.10	$ 3.76
Hypothetical A		$ 1,000.00	$ 1,021.63	$ 3.62
Class K	.53%
Actual		$ 1,000.00	$ 1,103.20	$ 2.81
Hypothetical A		$ 1,000.00	$ 1,022.53	$ 2.70
Class F	.48%
Actual		$ 1,000.00	$ 1,103.40	$ 2.54
Hypothetical A		$ 1,000.00	$ 1,022.79	$ 2.45

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	3.7	3.1
JPMorgan Chase & Co.	3.5	3.9
Bank of America Corp.	2.8	3.0
Chevron Corp.	2.7	2.9
Pfizer, Inc.	2.6	1.6
AT&T, Inc.	2.5	3.4
Exxon Mobil Corp.	2.1	3.1
PNC Financial Services Group, Inc.	2.1	0.9
Verizon Communications, Inc.	1.8	1.7
Merck & Co., Inc.	1.8	0.8
	25.6
Top Five Market Sectors as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.3	25.1
Consumer Discretionary	15.2	14.3
Energy	14.7	14.7
Industrials	10.2	9.2
Information Technology	8.0	9.2
Asset Allocation (% of fund's net assets)
As of January 31, 2010*		As of July 31, 2009**
	Stocks 96.4%		Stocks 96.1%
	Bonds 0.1%		Bonds 0.1%
	Convertible Securities 3.6%		Convertible Securities 3.0%
	Short-Term Investments and Net Other Assets (0.1)%†		Short-Term Investments and Net Other Assets 0.8%
* Foreign investments	12.8%	** Foreign investments	11.2%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments January 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.1%
Auto Components - 1.6%
Johnson Controls, Inc.	5,272,775	$ 146,741
Michelin CGDE Series B	385,049	29,816
The Goodyear Tire & Rubber Co. (a)	7,061,500	94,200
		270,757
Automobiles - 1.1%
Bayerische Motoren Werke AG (BMW)	220,936	9,417
Daimler AG (Reg.)	601,641	27,561
Fiat SpA (a)	2,961,500	37,112
Harley-Davidson, Inc. (c)	4,283,450	97,406
Thor Industries, Inc.	489,500	15,542
Winnebago Industries, Inc. (a)	487,426	5,825
		192,863
Diversified Consumer Services - 0.7%
H&R Block, Inc.	5,596,534	120,437
Hotels, Restaurants & Leisure - 1.2%
Las Vegas Sands Corp. unit	388,000	102,948
Sands China Ltd.	14,562,000	20,594
Starbucks Corp. (a)	4,064,600	88,568
		212,110
Household Durables - 2.1%
Black & Decker Corp.	1,027,429	66,434
KB Home	993,700	15,184
Lennar Corp. Class A	2,047,934	31,456
Newell Rubbermaid, Inc.	5,859,080	79,508
Pulte Homes, Inc.	5,654,934	59,490
Toll Brothers, Inc. (a)	178,163	3,291
Whirlpool Corp.	1,449,548	108,977
		364,340
Internet & Catalog Retail - 0.2%
Liberty Media Corp. Interactive Series A (a)	3,263,666	33,877
Leisure Equipment & Products - 0.2%
Brunswick Corp.	3,531,000	37,888
Media - 2.7%
Belo Corp. Series A	3,229,986	21,447
CC Media Holdings, Inc. Class A (a)	2,159,142	6,693
Comcast Corp. Class A	6,405,955	101,406
Informa PLC	6,145,426	32,203
Interpublic Group of Companies, Inc. (a)	4,366,600	28,208
The Walt Disney Co.	4,036,085	119,266
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Time Warner, Inc.	4,439,729	$ 121,871
Virgin Media, Inc.	1,470,863	20,872
Vivendi	662,585	17,226
		469,192
Multiline Retail - 1.8%
Kohl's Corp. (a)	1,980,735	99,770
Macy's, Inc.	3,969,200	63,229
Target Corp.	2,824,100	144,792
Tuesday Morning Corp. (a)	1,513,113	6,612
		314,403
Specialty Retail - 2.5%
Home Depot, Inc.	6,660,300	186,555
Lowe's Companies, Inc.	3,193,922	69,148
OfficeMax, Inc. (a)	1,411,727	18,310
RadioShack Corp.	1,980,800	38,665
Staples, Inc.	4,929,755	115,652
		428,330
TOTAL CONSUMER DISCRETIONARY		2,444,197
CONSUMER STAPLES - 5.1%
Beverages - 1.1%
Carlsberg AS Series B	1,002,489	74,763
The Coca-Cola Co.	2,143,253	116,271
		191,034
Food & Staples Retailing - 1.1%
CVS Caremark Corp.	1,860,095	60,211
Kroger Co.	3,372,700	72,277
Walgreen Co.	1,113,500	40,142
Winn-Dixie Stores, Inc. (a)	1,988,618	20,145
		192,775
Food Products - 1.3%
Bunge Ltd.	607,800	35,733
Marine Harvest ASA (a)	49,299,600	44,040
Nestle SA (Reg.)	2,024,886	95,979
Tyson Foods, Inc. Class A	3,672,573	50,755
		226,507
Household Products - 0.7%
Procter & Gamble Co.	1,836,517	113,038
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 0.1%
Avon Products, Inc.	774,499	$ 23,343
Tobacco - 0.8%
Philip Morris International, Inc.	2,861,595	130,231
TOTAL CONSUMER STAPLES		876,928
ENERGY - 14.7%
Energy Equipment & Services - 2.9%
Baker Hughes, Inc.	1,060,900	48,038
BJ Services Co.	2,019,272	41,738
Halliburton Co.	2,262,400	66,085
Nabors Industries Ltd. (a)	2,846,551	63,478
Noble Corp.	3,034,558	122,353
Pride International, Inc. (a)	1,248,700	36,962
Schlumberger Ltd.	1,947,587	123,594
		502,248
Oil, Gas & Consumable Fuels - 11.8%
Anadarko Petroleum Corp.	1,825,200	116,411
Apache Corp.	1,092,010	107,858
Chevron Corp.	6,412,695	462,484
Cloud Peak Energy, Inc.	621,600	8,398
ConocoPhillips	4,503,590	216,172
CONSOL Energy, Inc.	1,302,610	60,715
Devon Energy Corp.	650,600	43,532
EOG Resources, Inc.	1,252,400	113,242
Exxon Mobil Corp.	5,615,680	361,818
Marathon Oil Corp.	2,183,145	65,080
Occidental Petroleum Corp.	1,961,291	153,648
Reliance Industries Ltd.	1,550,238	35,162
Royal Dutch Shell PLC:
Class A sponsored ADR	5,025,600	278,368
Class B ADR	723,200	38,604
		2,061,492
TOTAL ENERGY		2,563,740
FINANCIALS - 26.1%
Capital Markets - 5.0%
Bank of New York Mellon Corp.	4,865,949	141,550
Credit Suisse Group sponsored ADR	1,016,100	43,875
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Goldman Sachs Group, Inc.	1,386,806	$ 206,246
Legg Mason, Inc.	480,368	12,384
Morgan Stanley	8,016,183	214,673
Nomura Holdings, Inc.	2,347,300	17,548
State Street Corp.	2,893,789	124,086
T. Rowe Price Group, Inc.	653,742	32,439
UBS AG:
(For. Reg.) (a)	2,080,807	27,137
(NY Shares) (a)	3,336,100	43,403
		863,341
Commercial Banks - 8.7%
Associated Banc-Corp. (c)	5,495,408	69,902
BB&T Corp.	441,900	12,316
Comerica, Inc.	1,743,300	60,161
Huntington Bancshares, Inc.	5,371,500	25,729
KeyCorp	9,351,000	67,140
Marshall & Ilsley Corp.	2,857,200	19,743
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	11,732,975	60,190
PNC Financial Services Group, Inc.	6,490,120	359,747
Standard Chartered PLC (United Kingdom)	1,717,931	39,569
Sumitomo Mitsui Financial Group, Inc.	365,500	11,884
SunTrust Banks, Inc.	1,116,300	27,160
U.S. Bancorp, Delaware	4,795,302	120,266
Wells Fargo & Co.	22,865,985	650,072
		1,523,879
Consumer Finance - 1.8%
American Express Co.	2,113,856	79,608
Capital One Financial Corp.	2,061,900	76,002
Discover Financial Services	8,045,961	110,069
Promise Co. Ltd. (a)(c)	1,134,050	10,503
SLM Corp. (a)	2,889,768	30,429
		306,611
Diversified Financial Services - 7.2%
Bank of America Corp.	31,712,188	481,391
Citigroup, Inc.	26,662,152	88,518
CME Group, Inc.	52,166	14,962
JPMorgan Chase & Co.	15,595,749	607,298
Moody's Corp.	2,172,570	59,941
		1,252,110
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - 2.0%
ACE Ltd.	1,392,071	$ 68,587
Allstate Corp.	674,700	20,194
Berkshire Hathaway, Inc. Class A (a)	55	6,303
Hartford Financial Services Group, Inc.	1,847,700	44,326
MetLife, Inc.	843,280	29,785
Montpelier Re Holdings Ltd.	3,909,278	66,028
The First American Corp.	940,530	27,811
The Travelers Companies, Inc.	1,630,740	82,630
		345,664
Real Estate Investment Trusts - 0.7%
Developers Diversified Realty Corp.	3,291,215	27,153
HCP, Inc.	2,705,811	76,710
Segro PLC	4,202,900	20,876
		124,739
Real Estate Management & Development - 0.7%
Allgreen Properties Ltd.	9,620,000	8,004
CB Richard Ellis Group, Inc. Class A (a)	6,852,451	84,285
Indiabulls Real Estate Ltd. (a)	8,804,752	33,434
Unite Group PLC (a)	1,122,893	5,144
		130,867
TOTAL FINANCIALS		4,547,211
HEALTH CARE - 7.7%
Biotechnology - 0.8%
Amgen, Inc. (a)	1,660,078	97,081
Biogen Idec, Inc. (a)	747,400	40,165
Cephalon, Inc. (a)	55,200	3,524
		140,770
Health Care Equipment & Supplies - 0.9%
Boston Scientific Corp. (a)	5,615,338	48,460
C. R. Bard, Inc.	386,700	32,054
CareFusion Corp. (a)	667,157	17,179
Covidien PLC	1,135,101	57,391
		155,084
Health Care Providers & Services - 0.5%
UnitedHealth Group, Inc.	2,468,300	81,454
Pharmaceuticals - 5.5%
Johnson & Johnson	2,559,771	160,907
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	8,148,732	$ 311,119
Pfizer, Inc.	24,031,969	448,437
Sanofi-Aventis	610,387	45,133
		965,596
TOTAL HEALTH CARE		1,342,904
INDUSTRIALS - 9.9%
Aerospace & Defense - 3.0%
General Dynamics Corp.	532,600	35,604
Honeywell International, Inc.	3,655,888	141,264
Lockheed Martin Corp.	279,500	20,828
Orbital Sciences Corp. (a)	718,973	11,367
Raytheon Co.	510,900	26,786
Spirit AeroSystems Holdings, Inc. Class A (a)	2,321,418	49,794
The Boeing Co.	1,478,916	89,622
United Technologies Corp.	2,270,660	153,224
		528,489
Building Products - 0.4%
Armstrong World Industries, Inc. (a)	228,548	8,326
Masco Corp.	4,305,247	58,379
		66,705
Commercial Services & Supplies - 0.0%
Republic Services, Inc.	155,122	4,156
Construction & Engineering - 0.2%
Fluor Corp.	766,600	34,758
Electrical Equipment - 0.4%
Cooper Industries PLC Class A	948,800	40,704
Schneider Electric SA	270,561	27,911
		68,615
Industrial Conglomerates - 3.1%
General Electric Co.	12,345,663	198,518
Koninklijke Philips Electronics NV (NY Shares)	778,325	23,537
Rheinmetall AG	1,041,567	66,257
Siemens AG sponsored ADR (c)	1,512,400	134,770
Textron, Inc.	2,967,600	57,957
Tyco International Ltd.	1,831,090	64,876
		545,915
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 2.2%
Briggs & Stratton Corp. (d)	3,687,785	$ 60,959
Caterpillar, Inc.	332,300	17,359
Cummins, Inc.	1,234,800	55,764
Eaton Corp.	1,152,100	70,555
Ingersoll-Rand Co. Ltd.	1,781,192	57,817
Kennametal, Inc.	1,696,509	41,531
The Stanley Works	860,735	44,113
Vallourec SA	187,900	32,318
		380,416
Road & Rail - 0.6%
CSX Corp.	1,207,400	51,749
Union Pacific Corp.	799,500	48,370
		100,119
TOTAL INDUSTRIALS		1,729,173
INFORMATION TECHNOLOGY - 7.6%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	4,820,876	108,325
Motorola, Inc.	6,184,670	38,036
		146,361
Computers & Peripherals - 1.1%
Hewlett-Packard Co.	3,193,107	150,300
International Business Machines Corp.	405,455	49,624
		199,924
Electronic Equipment & Components - 1.7%
Agilent Technologies, Inc.	2,099,747	58,856
Arrow Electronics, Inc. (a)	2,490,100	65,415
Avnet, Inc. (a)	3,051,591	80,684
Tyco Electronics Ltd.	3,492,290	86,888
		291,843
IT Services - 0.1%
Hewitt Associates, Inc. Class A (a)	339,500	13,403
MoneyGram International, Inc. (a)	2,437,904	7,314
		20,717
Office Electronics - 0.2%
Xerox Corp.	3,679,398	32,084
Semiconductors & Semiconductor Equipment - 3.0%
Applied Materials, Inc.	6,131,200	74,678
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Intel Corp.	9,956,260	$ 193,151
Micron Technology, Inc. (a)	4,793,700	41,801
National Semiconductor Corp.	5,000,262	66,303
Novellus Systems, Inc. (a)	2,157,527	45,092
Samsung Electronics Co. Ltd.	16,706	11,302
Teradyne, Inc. (a)	5,367,300	50,131
Varian Semiconductor Equipment Associates, Inc. (a)	1,107,500	32,483
		514,941
Software - 0.7%
Microsoft Corp.	2,058,227	58,001
Oracle Corp.	2,588,792	59,698
		117,699
TOTAL INFORMATION TECHNOLOGY		1,323,569
MATERIALS - 2.0%
Chemicals - 1.2%
Celanese Corp. Class A	1,320,800	38,435
Clariant AG (Reg.) (a)	1,636,154	17,957
Dow Chemical Co.	1,319,800	35,753
E.I. du Pont de Nemours & Co.	2,573,100	83,909
Monsanto Co.	331,500	25,154
		201,208
Metals & Mining - 0.6%
Alcoa, Inc.	3,672,621	46,752
Commercial Metals Co.	717,800	9,863
Nucor Corp.	1,281,000	52,265
		108,880
Paper & Forest Products - 0.2%
Weyerhaeuser Co.	903,000	36,030
TOTAL MATERIALS		346,118
TELECOMMUNICATION SERVICES - 5.6%
Diversified Telecommunication Services - 4.9%
AT&T, Inc.	17,090,494	433,415
Qwest Communications International, Inc.	23,718,400	99,854
Verizon Communications, Inc.	10,790,849	317,467
		850,736
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.7%
Sprint Nextel Corp. (a)	21,853,903	$ 71,681
Vodafone Group PLC sponsored ADR	2,195,825	47,122
		118,803
TOTAL TELECOMMUNICATION SERVICES		969,539
UTILITIES - 3.5%
Electric Utilities - 2.6%
Allegheny Energy, Inc.	4,850,816	101,625
American Electric Power Co., Inc.	4,282,376	148,384
Entergy Corp.	1,111,500	84,819
FirstEnergy Corp.	2,529,526	110,338
		445,166
Independent Power Producers & Energy Traders - 0.8%
AES Corp.	7,457,627	94,190
Constellation Energy Group, Inc.	1,246,994	40,253
		134,443
Multi-Utilities - 0.1%
CMS Energy Corp.	1,583,376	24,020
TOTAL UTILITIES		603,629
TOTAL COMMON STOCKS (Cost $15,627,748)		16,747,008
Preferred Stocks - 1.6%

Convertible Preferred Stocks - 1.5%
FINANCIALS - 1.0%
Commercial Banks - 0.1%
Huntington Bancshares, Inc. 8.50%	26,000	22,750
Diversified Financial Services - 0.7%
Bank of America Corp.	5,657,300	85,425
Citigroup, Inc. 7.50%	281,100	29,386
		114,811
Insurance - 0.2%
XL Capital Ltd. 10.75%	1,674,100	43,409
TOTAL FINANCIALS		180,970
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
MATERIALS - 0.5%
Chemicals - 0.1%
Celanese Corp. 4.25%	384,300	$ 14,092
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	651,000	64,084
TOTAL MATERIALS		78,176
TOTAL CONVERTIBLE PREFERRED STOCKS		259,146
Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Insurance - 0.1%
Fondiaria-Sai SpA (Risparmio Shares)	1,712,220	18,811
TOTAL PREFERRED STOCKS (Cost $280,953)		277,957
Corporate Bonds - 2.2%
	Principal Amount (000s)
Convertible Bonds - 2.1%
CONSUMER DISCRETIONARY - 1.1%
Automobiles - 0.3%
Ford Motor Co. 4.25% 11/15/16	$ 34,640	46,324
Leisure Equipment & Products - 0.0%
Eastman Kodak Co. 7% 4/1/17 (e)	6,840	7,620
Media - 0.8%
Liberty Global, Inc. 4.5% 11/15/16 (e)	11,360	13,320
Liberty Media Corp.:
3.5% 1/15/31	7,068	4,641
4% 11/15/29	13,232	7,311
3.5% 1/15/31 (e)	20,046	13,163
News America, Inc. liquid yield option note:
0% 2/28/21 (e)	57,550	38,389
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
News America, Inc. liquid yield option note: - continued
0% 2/28/21	$ 16,370	$ 10,920
Virgin Media, Inc. 6.5% 11/15/16 (e)	42,136	45,642
		133,386
TOTAL CONSUMER DISCRETIONARY		187,330
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (a)(e)	36,072	24,800
INDUSTRIALS - 0.3%
Airlines - 0.2%
AMR Corp. 6.25% 10/15/14	6,510	6,212
UAL Corp.:
4.5% 6/30/21 (e)	20,550	18,855
4.5% 6/30/21	3,320	3,046
6% 10/15/29	8,230	12,973
		41,086
Industrial Conglomerates - 0.1%
Textron, Inc. 4.5% 5/1/13	6,510	10,721
TOTAL INDUSTRIALS		51,807
INFORMATION TECHNOLOGY - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
Advanced Micro Devices, Inc.:
6% 5/1/15 (e)	34,770	31,947
6% 5/1/15	17,310	15,904
Micron Technology, Inc. 1.875% 6/1/14	18,790	16,430
		64,281
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
MATERIALS - 0.2%
Metals & Mining - 0.2%
Alcoa, Inc. 5.25% 3/15/14	$ 4,810	$ 10,035
United States Steel Corp. 4% 5/15/14	15,120	23,776
		33,811
TOTAL CONVERTIBLE BONDS		362,029
Nonconvertible Bonds - 0.1%
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules, Inc. 6.5% 6/30/29 unit	31,600	18,842
TOTAL CORPORATE BONDS (Cost $352,954)		380,871
Money Market Funds - 1.2%
	Shares
Fidelity Cash Central Fund, 0.17% (f)	38,105,077	38,105
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(f)	176,738,650	176,739
TOTAL MONEY MARKET FUNDS (Cost $214,844)		214,844
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $16,476,499)		17,620,680
NET OTHER ASSETS - (1.3)%		(224,958)
NET ASSETS - 100%		$ 17,395,722
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $193,736,000 or 1.1% of net assets.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 312
Fidelity Securities Lending Cash Central Fund	6,171
Total	$ 6,483
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Briggs & Stratton Corp.	$ 54,542	$ -	$ -	$ 2,028	$ 60,959
Montpelier Re Holdings Ltd.	54,234	11,455	10,141	1,237	-
Total	$ 108,776	$ 11,455	$ 10,141	$ 3,265	$ 60,959
Other Information

The following is a summary of the inputs used, as of January 31, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,444,197	$ 2,187,914	$ 256,283	$ -
Consumer Staples	876,928	662,146	214,782	-
Energy	2,563,740	2,563,740	-	-
Financials	4,746,992	4,595,157	151,835	-
Health Care	1,342,904	1,297,771	45,133	-
Industrials	1,729,173	1,602,687	126,486	-
Information Technology	1,323,569	1,323,569	-	-
Materials	424,294	328,161	96,133	-
Telecommunication Services	969,539	969,539	-	-
Utilities	603,629	603,629	-	-
Corporate Bonds	380,871	-	380,871	-
Money Market Funds	214,844	214,844	-	-
Total Investments in Securities:	$ 17,620,680	$ 16,349,157	$ 1,271,523	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 33,174
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	69,774
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	(102,948)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.2%
Switzerland	3.3%
United Kingdom	2.4%
Germany	1.4%
Others (individually less than 1%)	5.7%
100.0%
Income Tax Information
At January 31, 2010, the fund had a capital loss carryforward of approximately $3,395,905,000 of which $1,570,568,000 and $1,825,337,000 will expire on January 31, 2017 and 2018, respectively.
The Fund intends to elect to defer to its fiscal year ending January 31, 2011 approximately $180,084,000 of losses recognized during the period November 1, 2009 to January 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	January 31, 2010

Assets
Investment in securities, at value (including securities loaned of $168,968) - See accompanying schedule: Unaffiliated issuers (cost $16,154,878)	$ 17,344,877
Fidelity Central Funds (cost $214,844)	214,844
Other affiliated issuers (cost $106,777)	60,959
Total Investments (cost $16,476,499)		$ 17,620,680
Foreign currency held at value (cost $14,782)		14,776
Receivable for investments sold		84,413
Receivable for fund shares sold		11,882
Dividends receivable		26,150
Interest receivable		3,000
Distributions receivable from Fidelity Central Funds		304
Prepaid expenses		76
Other receivables		1,560
Total assets		17,762,841

Liabilities
Payable for investments purchased	$ 110,278
Payable for fund shares redeemed	68,756
Accrued management fee	7,154
Other affiliated payables	3,398
Other payables and accrued expenses	794
Collateral on securities loaned, at value	176,739
Total liabilities		367,119

Net Assets		$ 17,395,722
Net Assets consist of:
Paid in capital		$ 20,168,551
Undistributed net investment income		22,206
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,939,359)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,144,324
Net Assets		$ 17,395,722

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	January 31, 2010

Equity-Income: Net Asset Value, offering price and redemption price per share ($15,061,345 ÷ 397,097 shares)	$ 37.93

Class K: Net Asset Value, offering price and redemption price per share ($2,016,702 ÷ 53,174 shares)	$ 37.93

Class F: Net Asset Value, offering price and redemption price per share ($317,675 ÷ 8,373 shares)	$ 37.94

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2010

Investment Income
Dividends (including $3,265 earned from other affiliated issuers)		$ 437,470
Interest		18,321
Income from Fidelity Central Funds		6,483
Total income		462,274

Expenses
Management fee	$ 81,780
Transfer agent fees	43,735
Accounting and security lending fees	1,785
Custodian fees and expenses	333
Independent trustees' compensation	125
Appreciation in deferred trustee compensation account	2
Registration fees	122
Audit	211
Legal	113
Interest	17
Miscellaneous	409
Total expenses before reductions	128,632
Expense reductions	(389)	128,243
Net investment income (loss)		334,031
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $115)	(1,428,402)
Other affiliated issuers	(3,399)
Foreign currency transactions	(179)
Capital gain distributions from Fidelity Central Funds	5
Total net realized gain (loss)		(1,431,975)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $117)	7,052,606
Assets and liabilities in foreign currencies	41
Total change in net unrealized appreciation (depreciation)		7,052,647
Net gain (loss)		5,620,672
Net increase (decrease) in net assets resulting from operations		$ 5,954,703

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2010	Year ended January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 334,031	$ 567,215
Net realized gain (loss)	(1,431,975)	(2,481,713)
Change in net unrealized appreciation (depreciation)	7,052,647	(11,224,908)
Net increase (decrease) in net assets resulting from operations	5,954,703	(13,139,406)
Distributions to shareholders from net investment income	(364,203)	(545,679)
Distributions to shareholders from net realized gain	-	(459,101)
Total distributions	(364,203)	(1,004,780)
Share transactions - net increase (decrease)	(3,976,412)	1,811,033
Total increase (decrease) in net assets	1,614,088	(12,333,153)

Net Assets
Beginning of period	15,781,634	28,114,787
End of period (including undistributed net investment income of $22,206 and undistributed net investment income of $55,576, respectively)	$ 17,395,722	$ 15,781,634

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Equity-Income

Years ended January 31,

2010

2009

2008

2007

2006

Selected Per-Share Data
Net asset value, beginning of period	$ 27.48	$ 52.25	$ 59.33	$ 54.51	$ 51.52
Income from Investment Operations
Net investment income (loss) B	.63	1.00	1.00	.96	.82
Net realized and unrealized gain (loss)	10.51	(23.96)	(3.86)	8.30	5.14
Total from investment operations	11.14	(22.96)	(2.86)	9.26	5.96
Distributions from net investment income	(.69)	(.96)	(1.02)	(.94)	(.84)
Distributions from net realized gain	-	(.85)	(3.20)	(3.50)	(2.13)
Total distributions	(.69)	(1.81)	(4.22)	(4.44)	(2.97)
Net asset value, end of period	$ 37.93	$ 27.48	$ 52.25	$ 59.33	$ 54.51
Total Return A	41.02%	(45.16)%	(5.21)%	17.55%	11.87%
Ratios to Average Net Assets C,E
Expenses before reductions	.74%	.71%	.66%	.68%	.69%
Expenses net of fee waivers, if any	.74%	.71%	.66%	.68%	.69%
Expenses net of all reductions	.74%	.71%	.66%	.67%	.67%
Net investment income (loss)	1.87%	2.38%	1.68%	1.71%	1.57%
Supplemental Data
Net assets, end of period (in millions)	$ 15,061	$ 15,070	$ 28,115	$ 31,223	$ 26,042
Portfolio turnover rate D	30%	33%	23%	24%	19%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended January 31,

2010

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 27.48	$ 51.47
Income from Investment Operations
Net investment income (loss) D	.72	.61
Net realized and unrealized gain (loss)	10.48	(23.80)
Total from investment operations	11.20	(23.19)
Distributions from net investment income	(.75)	(.80)
Net asset value, end of period	$ 37.93	$ 27.48
Total Return B,C	41.30%	(45.45)%
Ratios to Average Net Assets E,H
Expenses before reductions	.54%	.53% A
Expenses net of fee waivers, if any	.54%	.53% A
Expenses net of all reductions	.54%	.53% A
Net investment income (loss)	2.07%	2.89% A
Supplemental Data
Net assets, end of period (in millions)	$ 2,017	$ 711
Portfolio turnover rate F	30%	33%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended January 31,

2010 G

Selected Per-Share Data
Net asset value, beginning of period	$ 31.88
Income from Investment Operations
Net investment income (loss) D	.28
Net realized and unrealized gain (loss)	6.26
Total from investment operations	6.54
Distributions from net investment income	(.48)
Net asset value, end of period	$ 37.94
Total Return B,C	20.66%
Ratios to Average Net Assets E,H
Expenses before reductions	.48% A
Expenses net of fee waivers, if any	.48% A
Expenses net of all reductions	.48% A
Net investment income (loss)	1.24% A
Supplemental Data
Net assets, end of period (in millions)	$ 318
Portfolio turnover rate F	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Equity-Income, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After commencement of Class K, the Fund began offering conversion privileges between Equity-Income and Class K to eligible shareholders of Equity-Income. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise,

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds,including the Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,370,196
Gross unrealized depreciation	(2,587,218)
Net unrealized appreciation (depreciation)	$ 782,978

Tax Cost	$ 16,837,702

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,618
Capital loss carryforward	$ (3,395,905)
Net unrealized appreciation (depreciation)	$ 783,003

The tax character of distributions paid was as follows:

	January 31, 2010	January 31, 2009
Ordinary Income	$ 364,203	$ 545,679
Long-term Capital Gains	-	459,101
Total	$ 364,203	$ 1,004,780

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,131,093 and $8,905,914, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity-Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Equity-Income	$ 42,833.27
Class K	902.06
	$ 43,735

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $68 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 36,951.40%		$ 13

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $96 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $6,171.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $49,589. The weighted average interest rate was .83%. The interest expense amounted to $4 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Equity-Income's operating expenses. During the period, the reimbursement reduced the class' expense by $17.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $372 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by eighty two dollars.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2010 A	2009 B
From net investment income
Equity-Income	$ 332,957	$ 542,274
Class K	30,685	3,405
Class F	561	-
Total	$ 364,203	$ 545,679
From net realized gain
Equity-Income	$ -	$ 459,101

A Distributions for Class F are for the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

B Distributions for Class K are for the period May 9, 2008 (commencement of sales of shares) to January 31, 2009.

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2010 A,B	2009 C	2010 A,B	2009 C
Equity-Income
Shares sold	56,428	127,430	$ 1,863,151	$ 5,446,123
Conversion to Class K	(23,097)	(25,772)	(690,630)	(795,247)
Reinvestment of distributions	10,235	22,878	325,291	980,569
Shares redeemed	(194,861)	(114,182)	(6,635,774)	(4,618,938)
Net increase (decrease)	(151,295)	10,354	$ (5,137,962)	$ 1,012,507
Class K
Shares sold	13,982	970	$ 488,731	$ 29,347
Conversion from Equity-Income	23,098	25,776	690,630	795,247
Reinvestment of distributions	930	110	30,685	3,405
Shares redeemed	(10,717)	(975)	(374,169)	(29,473)
Net increase (decrease)	27,293	25,881	$ 835,877	$ 798,526
Class F
Shares sold	9,656	-	$ 375,905	$ -
Reinvestment of distributions	14	-	561	-
Shares redeemed	(1,297)	-	(50,793)	-
Net increase (decrease)	8,373	-	$ 325,673	$ -

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

B Conversion transactions for Class K and Equity-Income are for the period February 1, 2009 through August 31, 2009.

C Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to January 31, 2009.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 28% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1985

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Equity-Income designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Equity-Income designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

EQU-UANN-0310
1.789253.108

Fidelity®
Equity-Income
Fund -
Class F

Annual Report

January 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 stalled in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class F A	41.23%	-0.70%	2.02%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity® Equity-Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund - Class F on January 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Coming off one of its most dramatic turnarounds ever in 2009, the U.S. stock market gave back some gains as 2010 began. The rally that started in March of last year and continued through December was dampened a bit in January, when equities experienced some volatility. As the 12-month period began, U.S. stocks were sustaining significant declines amid fallout from the global financial crisis. However, in early March, companies hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement as both sharp cost cutting and unprecedented government intervention began to take hold. As profits improved, investors' appetite for equities returned. From March 9 through the end of '09, a roughly 65% rise in the S&P 500® Index wiped out the period's earlier losses. The slow start to 2010 did not prevent the major indexes from registering robust gains for the year ending January 31, 2010, as the S&P 500® advanced 33.14% and the Nasdaq Composite® Index rose 46.89%. Also during the period, the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 35.29%. On the capitalization and style spectrums, mid-cap stocks bested small-caps and large-caps, while growth-oriented equities outperformed value stocks.

Comments from Stephen Petersen, Portfolio Manager of Fidelity® Equity-Income Fund: For the year, the fund's Class F shares significantly outperformed the Russell 3000® Value Index, which rose 31.84%. (For specific portfolio results, please refer to the performance section of this annual report). Overall, the fund was better positioned than the index to benefit from improvement in the economy. From a sector perspective, stock picks in energy, financials, industrials and consumer staples had the biggest impact on relative performance. Overweighting consumer discretionary, information technology and financials also helped, as did underweighting utilities. On the flip side, unrewarding stock selection in consumer discretionary and information technology, and underweighting materials, detracted from the fund's relative results. Individual contributors to relative performance included the fund's underweighting in energy giant Exxon Mobil, whose stock price remained relatively high through the market's gyrations, making it less appealing than other more-attractively valued issues. In financials, Bank of America had been hit by investor worries about potentially inadequate capital, but recovered after successfully raising capital, and its stock price took off. On the downside, the fund held a relatively small stake in Ford Motor, whose stock price came back strongly as it gained share against other major automakers and became profitable. This stock was sold from the portfolio. Along with the rest of the utilities group, electric utility company Allegheny Energy's performance suffered from the downturn in the economy, and its sales of excess power to the wholesale market slowed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 to January 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During Period* August 1, 2009 to January 31, 2010
Equity-Income	.71%
Actual		$ 1,000.00	$ 1,102.10	$ 3.76
Hypothetical A		$ 1,000.00	$ 1,021.63	$ 3.62
Class K	.53%
Actual		$ 1,000.00	$ 1,103.20	$ 2.81
Hypothetical A		$ 1,000.00	$ 1,022.53	$ 2.70
Class F	.48%
Actual		$ 1,000.00	$ 1,103.40	$ 2.54
Hypothetical A		$ 1,000.00	$ 1,022.79	$ 2.45

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	3.7	3.1
JPMorgan Chase & Co.	3.5	3.9
Bank of America Corp.	2.8	3.0
Chevron Corp.	2.7	2.9
Pfizer, Inc.	2.6	1.6
AT&T, Inc.	2.5	3.4
Exxon Mobil Corp.	2.1	3.1
PNC Financial Services Group, Inc.	2.1	0.9
Verizon Communications, Inc.	1.8	1.7
Merck & Co., Inc.	1.8	0.8
	25.6
Top Five Market Sectors as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.3	25.1
Consumer Discretionary	15.2	14.3
Energy	14.7	14.7
Industrials	10.2	9.2
Information Technology	8.0	9.2
Asset Allocation (% of fund's net assets)
As of January 31, 2010*		As of July 31, 2009**
	Stocks 96.4%		Stocks 96.1%
	Bonds 0.1%		Bonds 0.1%
	Convertible Securities 3.6%		Convertible Securities 3.0%
	Short-Term Investments and Net Other Assets (0.1)%†		Short-Term Investments and Net Other Assets 0.8%
* Foreign investments	12.8%	** Foreign investments	11.2%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments January 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.1%
Auto Components - 1.6%
Johnson Controls, Inc.	5,272,775	$ 146,741
Michelin CGDE Series B	385,049	29,816
The Goodyear Tire & Rubber Co. (a)	7,061,500	94,200
		270,757
Automobiles - 1.1%
Bayerische Motoren Werke AG (BMW)	220,936	9,417
Daimler AG (Reg.)	601,641	27,561
Fiat SpA (a)	2,961,500	37,112
Harley-Davidson, Inc. (c)	4,283,450	97,406
Thor Industries, Inc.	489,500	15,542
Winnebago Industries, Inc. (a)	487,426	5,825
		192,863
Diversified Consumer Services - 0.7%
H&R Block, Inc.	5,596,534	120,437
Hotels, Restaurants & Leisure - 1.2%
Las Vegas Sands Corp. unit	388,000	102,948
Sands China Ltd.	14,562,000	20,594
Starbucks Corp. (a)	4,064,600	88,568
		212,110
Household Durables - 2.1%
Black & Decker Corp.	1,027,429	66,434
KB Home	993,700	15,184
Lennar Corp. Class A	2,047,934	31,456
Newell Rubbermaid, Inc.	5,859,080	79,508
Pulte Homes, Inc.	5,654,934	59,490
Toll Brothers, Inc. (a)	178,163	3,291
Whirlpool Corp.	1,449,548	108,977
		364,340
Internet & Catalog Retail - 0.2%
Liberty Media Corp. Interactive Series A (a)	3,263,666	33,877
Leisure Equipment & Products - 0.2%
Brunswick Corp.	3,531,000	37,888
Media - 2.7%
Belo Corp. Series A	3,229,986	21,447
CC Media Holdings, Inc. Class A (a)	2,159,142	6,693
Comcast Corp. Class A	6,405,955	101,406
Informa PLC	6,145,426	32,203
Interpublic Group of Companies, Inc. (a)	4,366,600	28,208
The Walt Disney Co.	4,036,085	119,266
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Time Warner, Inc.	4,439,729	$ 121,871
Virgin Media, Inc.	1,470,863	20,872
Vivendi	662,585	17,226
		469,192
Multiline Retail - 1.8%
Kohl's Corp. (a)	1,980,735	99,770
Macy's, Inc.	3,969,200	63,229
Target Corp.	2,824,100	144,792
Tuesday Morning Corp. (a)	1,513,113	6,612
		314,403
Specialty Retail - 2.5%
Home Depot, Inc.	6,660,300	186,555
Lowe's Companies, Inc.	3,193,922	69,148
OfficeMax, Inc. (a)	1,411,727	18,310
RadioShack Corp.	1,980,800	38,665
Staples, Inc.	4,929,755	115,652
		428,330
TOTAL CONSUMER DISCRETIONARY		2,444,197
CONSUMER STAPLES - 5.1%
Beverages - 1.1%
Carlsberg AS Series B	1,002,489	74,763
The Coca-Cola Co.	2,143,253	116,271
		191,034
Food & Staples Retailing - 1.1%
CVS Caremark Corp.	1,860,095	60,211
Kroger Co.	3,372,700	72,277
Walgreen Co.	1,113,500	40,142
Winn-Dixie Stores, Inc. (a)	1,988,618	20,145
		192,775
Food Products - 1.3%
Bunge Ltd.	607,800	35,733
Marine Harvest ASA (a)	49,299,600	44,040
Nestle SA (Reg.)	2,024,886	95,979
Tyson Foods, Inc. Class A	3,672,573	50,755
		226,507
Household Products - 0.7%
Procter & Gamble Co.	1,836,517	113,038
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 0.1%
Avon Products, Inc.	774,499	$ 23,343
Tobacco - 0.8%
Philip Morris International, Inc.	2,861,595	130,231
TOTAL CONSUMER STAPLES		876,928
ENERGY - 14.7%
Energy Equipment & Services - 2.9%
Baker Hughes, Inc.	1,060,900	48,038
BJ Services Co.	2,019,272	41,738
Halliburton Co.	2,262,400	66,085
Nabors Industries Ltd. (a)	2,846,551	63,478
Noble Corp.	3,034,558	122,353
Pride International, Inc. (a)	1,248,700	36,962
Schlumberger Ltd.	1,947,587	123,594
		502,248
Oil, Gas & Consumable Fuels - 11.8%
Anadarko Petroleum Corp.	1,825,200	116,411
Apache Corp.	1,092,010	107,858
Chevron Corp.	6,412,695	462,484
Cloud Peak Energy, Inc.	621,600	8,398
ConocoPhillips	4,503,590	216,172
CONSOL Energy, Inc.	1,302,610	60,715
Devon Energy Corp.	650,600	43,532
EOG Resources, Inc.	1,252,400	113,242
Exxon Mobil Corp.	5,615,680	361,818
Marathon Oil Corp.	2,183,145	65,080
Occidental Petroleum Corp.	1,961,291	153,648
Reliance Industries Ltd.	1,550,238	35,162
Royal Dutch Shell PLC:
Class A sponsored ADR	5,025,600	278,368
Class B ADR	723,200	38,604
		2,061,492
TOTAL ENERGY		2,563,740
FINANCIALS - 26.1%
Capital Markets - 5.0%
Bank of New York Mellon Corp.	4,865,949	141,550
Credit Suisse Group sponsored ADR	1,016,100	43,875
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Goldman Sachs Group, Inc.	1,386,806	$ 206,246
Legg Mason, Inc.	480,368	12,384
Morgan Stanley	8,016,183	214,673
Nomura Holdings, Inc.	2,347,300	17,548
State Street Corp.	2,893,789	124,086
T. Rowe Price Group, Inc.	653,742	32,439
UBS AG:
(For. Reg.) (a)	2,080,807	27,137
(NY Shares) (a)	3,336,100	43,403
		863,341
Commercial Banks - 8.7%
Associated Banc-Corp. (c)	5,495,408	69,902
BB&T Corp.	441,900	12,316
Comerica, Inc.	1,743,300	60,161
Huntington Bancshares, Inc.	5,371,500	25,729
KeyCorp	9,351,000	67,140
Marshall & Ilsley Corp.	2,857,200	19,743
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	11,732,975	60,190
PNC Financial Services Group, Inc.	6,490,120	359,747
Standard Chartered PLC (United Kingdom)	1,717,931	39,569
Sumitomo Mitsui Financial Group, Inc.	365,500	11,884
SunTrust Banks, Inc.	1,116,300	27,160
U.S. Bancorp, Delaware	4,795,302	120,266
Wells Fargo & Co.	22,865,985	650,072
		1,523,879
Consumer Finance - 1.8%
American Express Co.	2,113,856	79,608
Capital One Financial Corp.	2,061,900	76,002
Discover Financial Services	8,045,961	110,069
Promise Co. Ltd. (a)(c)	1,134,050	10,503
SLM Corp. (a)	2,889,768	30,429
		306,611
Diversified Financial Services - 7.2%
Bank of America Corp.	31,712,188	481,391
Citigroup, Inc.	26,662,152	88,518
CME Group, Inc.	52,166	14,962
JPMorgan Chase & Co.	15,595,749	607,298
Moody's Corp.	2,172,570	59,941
		1,252,110
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - 2.0%
ACE Ltd.	1,392,071	$ 68,587
Allstate Corp.	674,700	20,194
Berkshire Hathaway, Inc. Class A (a)	55	6,303
Hartford Financial Services Group, Inc.	1,847,700	44,326
MetLife, Inc.	843,280	29,785
Montpelier Re Holdings Ltd.	3,909,278	66,028
The First American Corp.	940,530	27,811
The Travelers Companies, Inc.	1,630,740	82,630
		345,664
Real Estate Investment Trusts - 0.7%
Developers Diversified Realty Corp.	3,291,215	27,153
HCP, Inc.	2,705,811	76,710
Segro PLC	4,202,900	20,876
		124,739
Real Estate Management & Development - 0.7%
Allgreen Properties Ltd.	9,620,000	8,004
CB Richard Ellis Group, Inc. Class A (a)	6,852,451	84,285
Indiabulls Real Estate Ltd. (a)	8,804,752	33,434
Unite Group PLC (a)	1,122,893	5,144
		130,867
TOTAL FINANCIALS		4,547,211
HEALTH CARE - 7.7%
Biotechnology - 0.8%
Amgen, Inc. (a)	1,660,078	97,081
Biogen Idec, Inc. (a)	747,400	40,165
Cephalon, Inc. (a)	55,200	3,524
		140,770
Health Care Equipment & Supplies - 0.9%
Boston Scientific Corp. (a)	5,615,338	48,460
C. R. Bard, Inc.	386,700	32,054
CareFusion Corp. (a)	667,157	17,179
Covidien PLC	1,135,101	57,391
		155,084
Health Care Providers & Services - 0.5%
UnitedHealth Group, Inc.	2,468,300	81,454
Pharmaceuticals - 5.5%
Johnson & Johnson	2,559,771	160,907
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	8,148,732	$ 311,119
Pfizer, Inc.	24,031,969	448,437
Sanofi-Aventis	610,387	45,133
		965,596
TOTAL HEALTH CARE		1,342,904
INDUSTRIALS - 9.9%
Aerospace & Defense - 3.0%
General Dynamics Corp.	532,600	35,604
Honeywell International, Inc.	3,655,888	141,264
Lockheed Martin Corp.	279,500	20,828
Orbital Sciences Corp. (a)	718,973	11,367
Raytheon Co.	510,900	26,786
Spirit AeroSystems Holdings, Inc. Class A (a)	2,321,418	49,794
The Boeing Co.	1,478,916	89,622
United Technologies Corp.	2,270,660	153,224
		528,489
Building Products - 0.4%
Armstrong World Industries, Inc. (a)	228,548	8,326
Masco Corp.	4,305,247	58,379
		66,705
Commercial Services & Supplies - 0.0%
Republic Services, Inc.	155,122	4,156
Construction & Engineering - 0.2%
Fluor Corp.	766,600	34,758
Electrical Equipment - 0.4%
Cooper Industries PLC Class A	948,800	40,704
Schneider Electric SA	270,561	27,911
		68,615
Industrial Conglomerates - 3.1%
General Electric Co.	12,345,663	198,518
Koninklijke Philips Electronics NV (NY Shares)	778,325	23,537
Rheinmetall AG	1,041,567	66,257
Siemens AG sponsored ADR (c)	1,512,400	134,770
Textron, Inc.	2,967,600	57,957
Tyco International Ltd.	1,831,090	64,876
		545,915
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 2.2%
Briggs & Stratton Corp. (d)	3,687,785	$ 60,959
Caterpillar, Inc.	332,300	17,359
Cummins, Inc.	1,234,800	55,764
Eaton Corp.	1,152,100	70,555
Ingersoll-Rand Co. Ltd.	1,781,192	57,817
Kennametal, Inc.	1,696,509	41,531
The Stanley Works	860,735	44,113
Vallourec SA	187,900	32,318
		380,416
Road & Rail - 0.6%
CSX Corp.	1,207,400	51,749
Union Pacific Corp.	799,500	48,370
		100,119
TOTAL INDUSTRIALS		1,729,173
INFORMATION TECHNOLOGY - 7.6%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	4,820,876	108,325
Motorola, Inc.	6,184,670	38,036
		146,361
Computers & Peripherals - 1.1%
Hewlett-Packard Co.	3,193,107	150,300
International Business Machines Corp.	405,455	49,624
		199,924
Electronic Equipment & Components - 1.7%
Agilent Technologies, Inc.	2,099,747	58,856
Arrow Electronics, Inc. (a)	2,490,100	65,415
Avnet, Inc. (a)	3,051,591	80,684
Tyco Electronics Ltd.	3,492,290	86,888
		291,843
IT Services - 0.1%
Hewitt Associates, Inc. Class A (a)	339,500	13,403
MoneyGram International, Inc. (a)	2,437,904	7,314
		20,717
Office Electronics - 0.2%
Xerox Corp.	3,679,398	32,084
Semiconductors & Semiconductor Equipment - 3.0%
Applied Materials, Inc.	6,131,200	74,678
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Intel Corp.	9,956,260	$ 193,151
Micron Technology, Inc. (a)	4,793,700	41,801
National Semiconductor Corp.	5,000,262	66,303
Novellus Systems, Inc. (a)	2,157,527	45,092
Samsung Electronics Co. Ltd.	16,706	11,302
Teradyne, Inc. (a)	5,367,300	50,131
Varian Semiconductor Equipment Associates, Inc. (a)	1,107,500	32,483
		514,941
Software - 0.7%
Microsoft Corp.	2,058,227	58,001
Oracle Corp.	2,588,792	59,698
		117,699
TOTAL INFORMATION TECHNOLOGY		1,323,569
MATERIALS - 2.0%
Chemicals - 1.2%
Celanese Corp. Class A	1,320,800	38,435
Clariant AG (Reg.) (a)	1,636,154	17,957
Dow Chemical Co.	1,319,800	35,753
E.I. du Pont de Nemours & Co.	2,573,100	83,909
Monsanto Co.	331,500	25,154
		201,208
Metals & Mining - 0.6%
Alcoa, Inc.	3,672,621	46,752
Commercial Metals Co.	717,800	9,863
Nucor Corp.	1,281,000	52,265
		108,880
Paper & Forest Products - 0.2%
Weyerhaeuser Co.	903,000	36,030
TOTAL MATERIALS		346,118
TELECOMMUNICATION SERVICES - 5.6%
Diversified Telecommunication Services - 4.9%
AT&T, Inc.	17,090,494	433,415
Qwest Communications International, Inc.	23,718,400	99,854
Verizon Communications, Inc.	10,790,849	317,467
		850,736
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.7%
Sprint Nextel Corp. (a)	21,853,903	$ 71,681
Vodafone Group PLC sponsored ADR	2,195,825	47,122
		118,803
TOTAL TELECOMMUNICATION SERVICES		969,539
UTILITIES - 3.5%
Electric Utilities - 2.6%
Allegheny Energy, Inc.	4,850,816	101,625
American Electric Power Co., Inc.	4,282,376	148,384
Entergy Corp.	1,111,500	84,819
FirstEnergy Corp.	2,529,526	110,338
		445,166
Independent Power Producers & Energy Traders - 0.8%
AES Corp.	7,457,627	94,190
Constellation Energy Group, Inc.	1,246,994	40,253
		134,443
Multi-Utilities - 0.1%
CMS Energy Corp.	1,583,376	24,020
TOTAL UTILITIES		603,629
TOTAL COMMON STOCKS (Cost $15,627,748)		16,747,008
Preferred Stocks - 1.6%

Convertible Preferred Stocks - 1.5%
FINANCIALS - 1.0%
Commercial Banks - 0.1%
Huntington Bancshares, Inc. 8.50%	26,000	22,750
Diversified Financial Services - 0.7%
Bank of America Corp.	5,657,300	85,425
Citigroup, Inc. 7.50%	281,100	29,386
		114,811
Insurance - 0.2%
XL Capital Ltd. 10.75%	1,674,100	43,409
TOTAL FINANCIALS		180,970
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
MATERIALS - 0.5%
Chemicals - 0.1%
Celanese Corp. 4.25%	384,300	$ 14,092
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	651,000	64,084
TOTAL MATERIALS		78,176
TOTAL CONVERTIBLE PREFERRED STOCKS		259,146
Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Insurance - 0.1%
Fondiaria-Sai SpA (Risparmio Shares)	1,712,220	18,811
TOTAL PREFERRED STOCKS (Cost $280,953)		277,957
Corporate Bonds - 2.2%
	Principal Amount (000s)
Convertible Bonds - 2.1%
CONSUMER DISCRETIONARY - 1.1%
Automobiles - 0.3%
Ford Motor Co. 4.25% 11/15/16	$ 34,640	46,324
Leisure Equipment & Products - 0.0%
Eastman Kodak Co. 7% 4/1/17 (e)	6,840	7,620
Media - 0.8%
Liberty Global, Inc. 4.5% 11/15/16 (e)	11,360	13,320
Liberty Media Corp.:
3.5% 1/15/31	7,068	4,641
4% 11/15/29	13,232	7,311
3.5% 1/15/31 (e)	20,046	13,163
News America, Inc. liquid yield option note:
0% 2/28/21 (e)	57,550	38,389
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
News America, Inc. liquid yield option note: - continued
0% 2/28/21	$ 16,370	$ 10,920
Virgin Media, Inc. 6.5% 11/15/16 (e)	42,136	45,642
		133,386
TOTAL CONSUMER DISCRETIONARY		187,330
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (a)(e)	36,072	24,800
INDUSTRIALS - 0.3%
Airlines - 0.2%
AMR Corp. 6.25% 10/15/14	6,510	6,212
UAL Corp.:
4.5% 6/30/21 (e)	20,550	18,855
4.5% 6/30/21	3,320	3,046
6% 10/15/29	8,230	12,973
		41,086
Industrial Conglomerates - 0.1%
Textron, Inc. 4.5% 5/1/13	6,510	10,721
TOTAL INDUSTRIALS		51,807
INFORMATION TECHNOLOGY - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
Advanced Micro Devices, Inc.:
6% 5/1/15 (e)	34,770	31,947
6% 5/1/15	17,310	15,904
Micron Technology, Inc. 1.875% 6/1/14	18,790	16,430
		64,281
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
MATERIALS - 0.2%
Metals & Mining - 0.2%
Alcoa, Inc. 5.25% 3/15/14	$ 4,810	$ 10,035
United States Steel Corp. 4% 5/15/14	15,120	23,776
		33,811
TOTAL CONVERTIBLE BONDS		362,029
Nonconvertible Bonds - 0.1%
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules, Inc. 6.5% 6/30/29 unit	31,600	18,842
TOTAL CORPORATE BONDS (Cost $352,954)		380,871
Money Market Funds - 1.2%
	Shares
Fidelity Cash Central Fund, 0.17% (f)	38,105,077	38,105
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(f)	176,738,650	176,739
TOTAL MONEY MARKET FUNDS (Cost $214,844)		214,844
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $16,476,499)		17,620,680
NET OTHER ASSETS - (1.3)%		(224,958)
NET ASSETS - 100%		$ 17,395,722
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $193,736,000 or 1.1% of net assets.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 312
Fidelity Securities Lending Cash Central Fund	6,171
Total	$ 6,483
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Briggs & Stratton Corp.	$ 54,542	$ -	$ -	$ 2,028	$ 60,959
Montpelier Re Holdings Ltd.	54,234	11,455	10,141	1,237	-
Total	$ 108,776	$ 11,455	$ 10,141	$ 3,265	$ 60,959
Other Information

The following is a summary of the inputs used, as of January 31, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,444,197	$ 2,187,914	$ 256,283	$ -
Consumer Staples	876,928	662,146	214,782	-
Energy	2,563,740	2,563,740	-	-
Financials	4,746,992	4,595,157	151,835	-
Health Care	1,342,904	1,297,771	45,133	-
Industrials	1,729,173	1,602,687	126,486	-
Information Technology	1,323,569	1,323,569	-	-
Materials	424,294	328,161	96,133	-
Telecommunication Services	969,539	969,539	-	-
Utilities	603,629	603,629	-	-
Corporate Bonds	380,871	-	380,871	-
Money Market Funds	214,844	214,844	-	-
Total Investments in Securities:	$ 17,620,680	$ 16,349,157	$ 1,271,523	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 33,174
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	69,774
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	(102,948)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.2%
Switzerland	3.3%
United Kingdom	2.4%
Germany	1.4%
Others (individually less than 1%)	5.7%
100.0%
Income Tax Information
At January 31, 2010, the fund had a capital loss carryforward of approximately $3,395,905,000 of which $1,570,568,000 and $1,825,337,000 will expire on January 31, 2017 and 2018, respectively.
The Fund intends to elect to defer to its fiscal year ending January 31, 2011 approximately $180,084,000 of losses recognized during the period November 1, 2009 to January 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	January 31, 2010

Assets
Investment in securities, at value (including securities loaned of $168,968) - See accompanying schedule: Unaffiliated issuers (cost $16,154,878)	$ 17,344,877
Fidelity Central Funds (cost $214,844)	214,844
Other affiliated issuers (cost $106,777)	60,959
Total Investments (cost $16,476,499)		$ 17,620,680
Foreign currency held at value (cost $14,782)		14,776
Receivable for investments sold		84,413
Receivable for fund shares sold		11,882
Dividends receivable		26,150
Interest receivable		3,000
Distributions receivable from Fidelity Central Funds		304
Prepaid expenses		76
Other receivables		1,560
Total assets		17,762,841

Liabilities
Payable for investments purchased	$ 110,278
Payable for fund shares redeemed	68,756
Accrued management fee	7,154
Other affiliated payables	3,398
Other payables and accrued expenses	794
Collateral on securities loaned, at value	176,739
Total liabilities		367,119

Net Assets		$ 17,395,722
Net Assets consist of:
Paid in capital		$ 20,168,551
Undistributed net investment income		22,206
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,939,359)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,144,324
Net Assets		$ 17,395,722

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	January 31, 2010

Equity-Income: Net Asset Value, offering price and redemption price per share ($15,061,345 ÷ 397,097 shares)	$ 37.93

Class K: Net Asset Value, offering price and redemption price per share ($2,016,702 ÷ 53,174 shares)	$ 37.93

Class F: Net Asset Value, offering price and redemption price per share ($317,675 ÷ 8,373 shares)	$ 37.94

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended January 31, 2010

Investment Income
Dividends (including $3,265 earned from other affiliated issuers)		$ 437,470
Interest		18,321
Income from Fidelity Central Funds		6,483
Total income		462,274

Expenses
Management fee	$ 81,780
Transfer agent fees	43,735
Accounting and security lending fees	1,785
Custodian fees and expenses	333
Independent trustees' compensation	125
Appreciation in deferred trustee compensation account	2
Registration fees	122
Audit	211
Legal	113
Interest	17
Miscellaneous	409
Total expenses before reductions	128,632
Expense reductions	(389)	128,243
Net investment income (loss)		334,031
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $115)	(1,428,402)
Other affiliated issuers	(3,399)
Foreign currency transactions	(179)
Capital gain distributions from Fidelity Central Funds	5
Total net realized gain (loss)		(1,431,975)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $117)	7,052,606
Assets and liabilities in foreign currencies	41
Total change in net unrealized appreciation (depreciation)		7,052,647
Net gain (loss)		5,620,672
Net increase (decrease) in net assets resulting from operations		$ 5,954,703

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2010	Year ended January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 334,031	$ 567,215
Net realized gain (loss)	(1,431,975)	(2,481,713)
Change in net unrealized appreciation (depreciation)	7,052,647	(11,224,908)
Net increase (decrease) in net assets resulting from operations	5,954,703	(13,139,406)
Distributions to shareholders from net investment income	(364,203)	(545,679)
Distributions to shareholders from net realized gain	-	(459,101)
Total distributions	(364,203)	(1,004,780)
Share transactions - net increase (decrease)	(3,976,412)	1,811,033
Total increase (decrease) in net assets	1,614,088	(12,333,153)

Net Assets
Beginning of period	15,781,634	28,114,787
End of period (including undistributed net investment income of $22,206 and undistributed net investment income of $55,576, respectively)	$ 17,395,722	$ 15,781,634

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Equity-Income

Years ended January 31,

2010

2009

2008

2007

2006

Selected Per-Share Data
Net asset value, beginning of period	$ 27.48	$ 52.25	$ 59.33	$ 54.51	$ 51.52
Income from Investment Operations
Net investment income (loss) B	.63	1.00	1.00	.96	.82
Net realized and unrealized gain (loss)	10.51	(23.96)	(3.86)	8.30	5.14
Total from investment operations	11.14	(22.96)	(2.86)	9.26	5.96
Distributions from net investment income	(.69)	(.96)	(1.02)	(.94)	(.84)
Distributions from net realized gain	-	(.85)	(3.20)	(3.50)	(2.13)
Total distributions	(.69)	(1.81)	(4.22)	(4.44)	(2.97)
Net asset value, end of period	$ 37.93	$ 27.48	$ 52.25	$ 59.33	$ 54.51
Total Return A	41.02%	(45.16)%	(5.21)%	17.55%	11.87%
Ratios to Average Net Assets C,E
Expenses before reductions	.74%	.71%	.66%	.68%	.69%
Expenses net of fee waivers, if any	.74%	.71%	.66%	.68%	.69%
Expenses net of all reductions	.74%	.71%	.66%	.67%	.67%
Net investment income (loss)	1.87%	2.38%	1.68%	1.71%	1.57%
Supplemental Data
Net assets, end of period (in millions)	$ 15,061	$ 15,070	$ 28,115	$ 31,223	$ 26,042
Portfolio turnover rate D	30%	33%	23%	24%	19%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended January 31,

2010

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 27.48	$ 51.47
Income from Investment Operations
Net investment income (loss) D	.72	.61
Net realized and unrealized gain (loss)	10.48	(23.80)
Total from investment operations	11.20	(23.19)
Distributions from net investment income	(.75)	(.80)
Net asset value, end of period	$ 37.93	$ 27.48
Total Return B,C	41.30%	(45.45)%
Ratios to Average Net Assets E,H
Expenses before reductions	.54%	.53% A
Expenses net of fee waivers, if any	.54%	.53% A
Expenses net of all reductions	.54%	.53% A
Net investment income (loss)	2.07%	2.89% A
Supplemental Data
Net assets, end of period (in millions)	$ 2,017	$ 711
Portfolio turnover rate F	30%	33%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended January 31,

2010 G

Selected Per-Share Data
Net asset value, beginning of period	$ 31.88
Income from Investment Operations
Net investment income (loss) D	.28
Net realized and unrealized gain (loss)	6.26
Total from investment operations	6.54
Distributions from net investment income	(.48)
Net asset value, end of period	$ 37.94
Total Return B,C	20.66%
Ratios to Average Net Assets E,H
Expenses before reductions	.48% A
Expenses net of fee waivers, if any	.48% A
Expenses net of all reductions	.48% A
Net investment income (loss)	1.24% A
Supplemental Data
Net assets, end of period (in millions)	$ 318
Portfolio turnover rate F	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Equity-Income, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After commencement of Class K, the Fund began offering conversion privileges between Equity-Income and Class K to eligible shareholders of Equity-Income. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise,

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds,including the Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,370,196
Gross unrealized depreciation	(2,587,218)
Net unrealized appreciation (depreciation)	$ 782,978

Tax Cost	$ 16,837,702

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,618
Capital loss carryforward	$ (3,395,905)
Net unrealized appreciation (depreciation)	$ 783,003

The tax character of distributions paid was as follows:

	January 31, 2010	January 31, 2009
Ordinary Income	$ 364,203	$ 545,679
Long-term Capital Gains	-	459,101
Total	$ 364,203	$ 1,004,780

Annual Report

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,131,093 and $8,905,914, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity-Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Equity-Income	$ 42,833.27
Class K	902.06
	$ 43,735

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $68 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 36,951.40%		$ 13

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $96 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending

Annual Report

8. Security Lending - continued

Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $6,171.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $49,589. The weighted average interest rate was .83%. The interest expense amounted to $4 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Equity-Income's operating expenses. During the period, the reimbursement reduced the class' expense by $17.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $372 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by eighty two dollars.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2010 A	2009 B
From net investment income
Equity-Income	$ 332,957	$ 542,274
Class K	30,685	3,405
Class F	561	-
Total	$ 364,203	$ 545,679
From net realized gain
Equity-Income	$ -	$ 459,101

A Distributions for Class F are for the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

B Distributions for Class K are for the period May 9, 2008 (commencement of sales of shares) to January 31, 2009.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2010 A,B	2009 C	2010 A,B	2009 C
Equity-Income
Shares sold	56,428	127,430	$ 1,863,151	$ 5,446,123
Conversion to Class K	(23,097)	(25,772)	(690,630)	(795,247)
Reinvestment of distributions	10,235	22,878	325,291	980,569
Shares redeemed	(194,861)	(114,182)	(6,635,774)	(4,618,938)
Net increase (decrease)	(151,295)	10,354	$ (5,137,962)	$ 1,012,507
Class K
Shares sold	13,982	970	$ 488,731	$ 29,347
Conversion from Equity-Income	23,098	25,776	690,630	795,247
Reinvestment of distributions	930	110	30,685	3,405
Shares redeemed	(10,717)	(975)	(374,169)	(29,473)
Net increase (decrease)	27,293	25,881	$ 835,877	$ 798,526
Class F
Shares sold	9,656	-	$ 375,905	$ -
Reinvestment of distributions	14	-	561	-
Shares redeemed	(1,297)	-	(50,793)	-
Net increase (decrease)	8,373	-	$ 325,673	$ -

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

B Conversion transactions for Class K and Equity-Income are for the period February 1, 2009 through August 31, 2009.

C Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to January 31, 2009.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 28% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1985

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class F designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

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For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

EQU-F-ANN-0310
1.891716.100

Fidelity®
Equity-Income
Fund -
Class K

Annual Report

January 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 stalled in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class KA	41.30%	-0.66%	2.04%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Equity-Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund - Class K on January 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Coming off one of its most dramatic turnarounds ever in 2009, the U.S. stock market gave back some gains as 2010 began. The rally that started in March of last year and continued through December was dampened a bit in January, when equities experienced some volatility. As the 12-month period began, U.S. stocks were sustaining significant declines amid fallout from the global financial crisis. However, in early March, companies hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement as both sharp cost cutting and unprecedented government intervention began to take hold. As profits improved, investors' appetite for equities returned. From March 9 through the end of '09, a roughly 65% rise in the S&P 500® Index wiped out the period's earlier losses. The slow start to 2010 did not prevent the major indexes from registering robust gains for the year ending January 31, 2010, as the S&P 500® advanced 33.14% and the Nasdaq Composite® Index rose 46.89%. Also during the period, the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 35.29%. On the capitalization and style spectrums, mid-cap stocks bested small-caps and large-caps, while growth-oriented equities outperformed value stocks.

Comments from Stephen Petersen, Portfolio Manager of Fidelity® Equity-Income Fund: For the year, the fund's Class K shares returned 41.30%, significantly outperforming the Russell 3000® Value Index, which rose 31.84%. Overall, the fund was better positioned than the index to benefit from improvement in the economy. From a sector perspective, stock picks in energy, financials, industrials and consumer staples had the biggest impact on relative performance. Overweighting consumer discretionary, information technology and financials also helped, as did underweighting utilities. On the flip side, unrewarding stock selection in consumer discretionary and information technology, and underweighting materials, detracted from the fund's relative results. Individual contributors to relative performance included the fund's underweighting in energy giant Exxon Mobil, whose stock price remained relatively high through the market's gyrations, making it less appealing than other more-attractively valued issues. In financials, Bank of America had been hit by investor worries about potentially inadequate capital, but recovered after successfully raising capital, and its stock price took off. On the downside, the fund held a relatively small stake in Ford Motor, whose stock price came back strongly as it gained share against other major automakers and became profitable. This stock was sold from the portfolio. Along with the rest of the utilities group, electric utility company Allegheny Energy's performance suffered from the downturn in the economy, and its sales of excess power to the wholesale market slowed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 to January 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During Period* August 1, 2009 to January 31, 2010
Equity-Income	.71%
Actual		$ 1,000.00	$ 1,102.10	$ 3.76
Hypothetical A		$ 1,000.00	$ 1,021.63	$ 3.62
Class K	.53%
Actual		$ 1,000.00	$ 1,103.20	$ 2.81
Hypothetical A		$ 1,000.00	$ 1,022.53	$ 2.70
Class F	.48%
Actual		$ 1,000.00	$ 1,103.40	$ 2.54
Hypothetical A		$ 1,000.00	$ 1,022.79	$ 2.45

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	3.7	3.1
JPMorgan Chase & Co.	3.5	3.9
Bank of America Corp.	2.8	3.0
Chevron Corp.	2.7	2.9
Pfizer, Inc.	2.6	1.6
AT&T, Inc.	2.5	3.4
Exxon Mobil Corp.	2.1	3.1
PNC Financial Services Group, Inc.	2.1	0.9
Verizon Communications, Inc.	1.8	1.7
Merck & Co., Inc.	1.8	0.8
	25.6
Top Five Market Sectors as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.3	25.1
Consumer Discretionary	15.2	14.3
Energy	14.7	14.7
Industrials	10.2	9.2
Information Technology	8.0	9.2
Asset Allocation (% of fund's net assets)
As of January 31, 2010*		As of July 31, 2009**
	Stocks 96.4%		Stocks 96.1%
	Bonds 0.1%		Bonds 0.1%
	Convertible Securities 3.6%		Convertible Securities 3.0%
	Short-Term Investments and Net Other Assets (0.1)%†		Short-Term Investments and Net Other Assets 0.8%
* Foreign investments	12.8%	** Foreign investments	11.2%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments January 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.1%
Auto Components - 1.6%
Johnson Controls, Inc.	5,272,775	$ 146,741
Michelin CGDE Series B	385,049	29,816
The Goodyear Tire & Rubber Co. (a)	7,061,500	94,200
		270,757
Automobiles - 1.1%
Bayerische Motoren Werke AG (BMW)	220,936	9,417
Daimler AG (Reg.)	601,641	27,561
Fiat SpA (a)	2,961,500	37,112
Harley-Davidson, Inc. (c)	4,283,450	97,406
Thor Industries, Inc.	489,500	15,542
Winnebago Industries, Inc. (a)	487,426	5,825
		192,863
Diversified Consumer Services - 0.7%
H&R Block, Inc.	5,596,534	120,437
Hotels, Restaurants & Leisure - 1.2%
Las Vegas Sands Corp. unit	388,000	102,948
Sands China Ltd.	14,562,000	20,594
Starbucks Corp. (a)	4,064,600	88,568
		212,110
Household Durables - 2.1%
Black & Decker Corp.	1,027,429	66,434
KB Home	993,700	15,184
Lennar Corp. Class A	2,047,934	31,456
Newell Rubbermaid, Inc.	5,859,080	79,508
Pulte Homes, Inc.	5,654,934	59,490
Toll Brothers, Inc. (a)	178,163	3,291
Whirlpool Corp.	1,449,548	108,977
		364,340
Internet & Catalog Retail - 0.2%
Liberty Media Corp. Interactive Series A (a)	3,263,666	33,877
Leisure Equipment & Products - 0.2%
Brunswick Corp.	3,531,000	37,888
Media - 2.7%
Belo Corp. Series A	3,229,986	21,447
CC Media Holdings, Inc. Class A (a)	2,159,142	6,693
Comcast Corp. Class A	6,405,955	101,406
Informa PLC	6,145,426	32,203
Interpublic Group of Companies, Inc. (a)	4,366,600	28,208
The Walt Disney Co.	4,036,085	119,266
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Time Warner, Inc.	4,439,729	$ 121,871
Virgin Media, Inc.	1,470,863	20,872
Vivendi	662,585	17,226
		469,192
Multiline Retail - 1.8%
Kohl's Corp. (a)	1,980,735	99,770
Macy's, Inc.	3,969,200	63,229
Target Corp.	2,824,100	144,792
Tuesday Morning Corp. (a)	1,513,113	6,612
		314,403
Specialty Retail - 2.5%
Home Depot, Inc.	6,660,300	186,555
Lowe's Companies, Inc.	3,193,922	69,148
OfficeMax, Inc. (a)	1,411,727	18,310
RadioShack Corp.	1,980,800	38,665
Staples, Inc.	4,929,755	115,652
		428,330
TOTAL CONSUMER DISCRETIONARY		2,444,197
CONSUMER STAPLES - 5.1%
Beverages - 1.1%
Carlsberg AS Series B	1,002,489	74,763
The Coca-Cola Co.	2,143,253	116,271
		191,034
Food & Staples Retailing - 1.1%
CVS Caremark Corp.	1,860,095	60,211
Kroger Co.	3,372,700	72,277
Walgreen Co.	1,113,500	40,142
Winn-Dixie Stores, Inc. (a)	1,988,618	20,145
		192,775
Food Products - 1.3%
Bunge Ltd.	607,800	35,733
Marine Harvest ASA (a)	49,299,600	44,040
Nestle SA (Reg.)	2,024,886	95,979
Tyson Foods, Inc. Class A	3,672,573	50,755
		226,507
Household Products - 0.7%
Procter & Gamble Co.	1,836,517	113,038
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 0.1%
Avon Products, Inc.	774,499	$ 23,343
Tobacco - 0.8%
Philip Morris International, Inc.	2,861,595	130,231
TOTAL CONSUMER STAPLES		876,928
ENERGY - 14.7%
Energy Equipment & Services - 2.9%
Baker Hughes, Inc.	1,060,900	48,038
BJ Services Co.	2,019,272	41,738
Halliburton Co.	2,262,400	66,085
Nabors Industries Ltd. (a)	2,846,551	63,478
Noble Corp.	3,034,558	122,353
Pride International, Inc. (a)	1,248,700	36,962
Schlumberger Ltd.	1,947,587	123,594
		502,248
Oil, Gas & Consumable Fuels - 11.8%
Anadarko Petroleum Corp.	1,825,200	116,411
Apache Corp.	1,092,010	107,858
Chevron Corp.	6,412,695	462,484
Cloud Peak Energy, Inc.	621,600	8,398
ConocoPhillips	4,503,590	216,172
CONSOL Energy, Inc.	1,302,610	60,715
Devon Energy Corp.	650,600	43,532
EOG Resources, Inc.	1,252,400	113,242
Exxon Mobil Corp.	5,615,680	361,818
Marathon Oil Corp.	2,183,145	65,080
Occidental Petroleum Corp.	1,961,291	153,648
Reliance Industries Ltd.	1,550,238	35,162
Royal Dutch Shell PLC:
Class A sponsored ADR	5,025,600	278,368
Class B ADR	723,200	38,604
		2,061,492
TOTAL ENERGY		2,563,740
FINANCIALS - 26.1%
Capital Markets - 5.0%
Bank of New York Mellon Corp.	4,865,949	141,550
Credit Suisse Group sponsored ADR	1,016,100	43,875
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Goldman Sachs Group, Inc.	1,386,806	$ 206,246
Legg Mason, Inc.	480,368	12,384
Morgan Stanley	8,016,183	214,673
Nomura Holdings, Inc.	2,347,300	17,548
State Street Corp.	2,893,789	124,086
T. Rowe Price Group, Inc.	653,742	32,439
UBS AG:
(For. Reg.) (a)	2,080,807	27,137
(NY Shares) (a)	3,336,100	43,403
		863,341
Commercial Banks - 8.7%
Associated Banc-Corp. (c)	5,495,408	69,902
BB&T Corp.	441,900	12,316
Comerica, Inc.	1,743,300	60,161
Huntington Bancshares, Inc.	5,371,500	25,729
KeyCorp	9,351,000	67,140
Marshall & Ilsley Corp.	2,857,200	19,743
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	11,732,975	60,190
PNC Financial Services Group, Inc.	6,490,120	359,747
Standard Chartered PLC (United Kingdom)	1,717,931	39,569
Sumitomo Mitsui Financial Group, Inc.	365,500	11,884
SunTrust Banks, Inc.	1,116,300	27,160
U.S. Bancorp, Delaware	4,795,302	120,266
Wells Fargo & Co.	22,865,985	650,072
		1,523,879
Consumer Finance - 1.8%
American Express Co.	2,113,856	79,608
Capital One Financial Corp.	2,061,900	76,002
Discover Financial Services	8,045,961	110,069
Promise Co. Ltd. (a)(c)	1,134,050	10,503
SLM Corp. (a)	2,889,768	30,429
		306,611
Diversified Financial Services - 7.2%
Bank of America Corp.	31,712,188	481,391
Citigroup, Inc.	26,662,152	88,518
CME Group, Inc.	52,166	14,962
JPMorgan Chase & Co.	15,595,749	607,298
Moody's Corp.	2,172,570	59,941
		1,252,110
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - 2.0%
ACE Ltd.	1,392,071	$ 68,587
Allstate Corp.	674,700	20,194
Berkshire Hathaway, Inc. Class A (a)	55	6,303
Hartford Financial Services Group, Inc.	1,847,700	44,326
MetLife, Inc.	843,280	29,785
Montpelier Re Holdings Ltd.	3,909,278	66,028
The First American Corp.	940,530	27,811
The Travelers Companies, Inc.	1,630,740	82,630
		345,664
Real Estate Investment Trusts - 0.7%
Developers Diversified Realty Corp.	3,291,215	27,153
HCP, Inc.	2,705,811	76,710
Segro PLC	4,202,900	20,876
		124,739
Real Estate Management & Development - 0.7%
Allgreen Properties Ltd.	9,620,000	8,004
CB Richard Ellis Group, Inc. Class A (a)	6,852,451	84,285
Indiabulls Real Estate Ltd. (a)	8,804,752	33,434
Unite Group PLC (a)	1,122,893	5,144
		130,867
TOTAL FINANCIALS		4,547,211
HEALTH CARE - 7.7%
Biotechnology - 0.8%
Amgen, Inc. (a)	1,660,078	97,081
Biogen Idec, Inc. (a)	747,400	40,165
Cephalon, Inc. (a)	55,200	3,524
		140,770
Health Care Equipment & Supplies - 0.9%
Boston Scientific Corp. (a)	5,615,338	48,460
C. R. Bard, Inc.	386,700	32,054
CareFusion Corp. (a)	667,157	17,179
Covidien PLC	1,135,101	57,391
		155,084
Health Care Providers & Services - 0.5%
UnitedHealth Group, Inc.	2,468,300	81,454
Pharmaceuticals - 5.5%
Johnson & Johnson	2,559,771	160,907
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	8,148,732	$ 311,119
Pfizer, Inc.	24,031,969	448,437
Sanofi-Aventis	610,387	45,133
		965,596
TOTAL HEALTH CARE		1,342,904
INDUSTRIALS - 9.9%
Aerospace & Defense - 3.0%
General Dynamics Corp.	532,600	35,604
Honeywell International, Inc.	3,655,888	141,264
Lockheed Martin Corp.	279,500	20,828
Orbital Sciences Corp. (a)	718,973	11,367
Raytheon Co.	510,900	26,786
Spirit AeroSystems Holdings, Inc. Class A (a)	2,321,418	49,794
The Boeing Co.	1,478,916	89,622
United Technologies Corp.	2,270,660	153,224
		528,489
Building Products - 0.4%
Armstrong World Industries, Inc. (a)	228,548	8,326
Masco Corp.	4,305,247	58,379
		66,705
Commercial Services & Supplies - 0.0%
Republic Services, Inc.	155,122	4,156
Construction & Engineering - 0.2%
Fluor Corp.	766,600	34,758
Electrical Equipment - 0.4%
Cooper Industries PLC Class A	948,800	40,704
Schneider Electric SA	270,561	27,911
		68,615
Industrial Conglomerates - 3.1%
General Electric Co.	12,345,663	198,518
Koninklijke Philips Electronics NV (NY Shares)	778,325	23,537
Rheinmetall AG	1,041,567	66,257
Siemens AG sponsored ADR (c)	1,512,400	134,770
Textron, Inc.	2,967,600	57,957
Tyco International Ltd.	1,831,090	64,876
		545,915
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 2.2%
Briggs & Stratton Corp. (d)	3,687,785	$ 60,959
Caterpillar, Inc.	332,300	17,359
Cummins, Inc.	1,234,800	55,764
Eaton Corp.	1,152,100	70,555
Ingersoll-Rand Co. Ltd.	1,781,192	57,817
Kennametal, Inc.	1,696,509	41,531
The Stanley Works	860,735	44,113
Vallourec SA	187,900	32,318
		380,416
Road & Rail - 0.6%
CSX Corp.	1,207,400	51,749
Union Pacific Corp.	799,500	48,370
		100,119
TOTAL INDUSTRIALS		1,729,173
INFORMATION TECHNOLOGY - 7.6%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	4,820,876	108,325
Motorola, Inc.	6,184,670	38,036
		146,361
Computers & Peripherals - 1.1%
Hewlett-Packard Co.	3,193,107	150,300
International Business Machines Corp.	405,455	49,624
		199,924
Electronic Equipment & Components - 1.7%
Agilent Technologies, Inc.	2,099,747	58,856
Arrow Electronics, Inc. (a)	2,490,100	65,415
Avnet, Inc. (a)	3,051,591	80,684
Tyco Electronics Ltd.	3,492,290	86,888
		291,843
IT Services - 0.1%
Hewitt Associates, Inc. Class A (a)	339,500	13,403
MoneyGram International, Inc. (a)	2,437,904	7,314
		20,717
Office Electronics - 0.2%
Xerox Corp.	3,679,398	32,084
Semiconductors & Semiconductor Equipment - 3.0%
Applied Materials, Inc.	6,131,200	74,678
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Intel Corp.	9,956,260	$ 193,151
Micron Technology, Inc. (a)	4,793,700	41,801
National Semiconductor Corp.	5,000,262	66,303
Novellus Systems, Inc. (a)	2,157,527	45,092
Samsung Electronics Co. Ltd.	16,706	11,302
Teradyne, Inc. (a)	5,367,300	50,131
Varian Semiconductor Equipment Associates, Inc. (a)	1,107,500	32,483
		514,941
Software - 0.7%
Microsoft Corp.	2,058,227	58,001
Oracle Corp.	2,588,792	59,698
		117,699
TOTAL INFORMATION TECHNOLOGY		1,323,569
MATERIALS - 2.0%
Chemicals - 1.2%
Celanese Corp. Class A	1,320,800	38,435
Clariant AG (Reg.) (a)	1,636,154	17,957
Dow Chemical Co.	1,319,800	35,753
E.I. du Pont de Nemours & Co.	2,573,100	83,909
Monsanto Co.	331,500	25,154
		201,208
Metals & Mining - 0.6%
Alcoa, Inc.	3,672,621	46,752
Commercial Metals Co.	717,800	9,863
Nucor Corp.	1,281,000	52,265
		108,880
Paper & Forest Products - 0.2%
Weyerhaeuser Co.	903,000	36,030
TOTAL MATERIALS		346,118
TELECOMMUNICATION SERVICES - 5.6%
Diversified Telecommunication Services - 4.9%
AT&T, Inc.	17,090,494	433,415
Qwest Communications International, Inc.	23,718,400	99,854
Verizon Communications, Inc.	10,790,849	317,467
		850,736
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.7%
Sprint Nextel Corp. (a)	21,853,903	$ 71,681
Vodafone Group PLC sponsored ADR	2,195,825	47,122
		118,803
TOTAL TELECOMMUNICATION SERVICES		969,539
UTILITIES - 3.5%
Electric Utilities - 2.6%
Allegheny Energy, Inc.	4,850,816	101,625
American Electric Power Co., Inc.	4,282,376	148,384
Entergy Corp.	1,111,500	84,819
FirstEnergy Corp.	2,529,526	110,338
		445,166
Independent Power Producers & Energy Traders - 0.8%
AES Corp.	7,457,627	94,190
Constellation Energy Group, Inc.	1,246,994	40,253
		134,443
Multi-Utilities - 0.1%
CMS Energy Corp.	1,583,376	24,020
TOTAL UTILITIES		603,629
TOTAL COMMON STOCKS (Cost $15,627,748)		16,747,008
Preferred Stocks - 1.6%

Convertible Preferred Stocks - 1.5%
FINANCIALS - 1.0%
Commercial Banks - 0.1%
Huntington Bancshares, Inc. 8.50%	26,000	22,750
Diversified Financial Services - 0.7%
Bank of America Corp.	5,657,300	85,425
Citigroup, Inc. 7.50%	281,100	29,386
		114,811
Insurance - 0.2%
XL Capital Ltd. 10.75%	1,674,100	43,409
TOTAL FINANCIALS		180,970
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
MATERIALS - 0.5%
Chemicals - 0.1%
Celanese Corp. 4.25%	384,300	$ 14,092
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	651,000	64,084
TOTAL MATERIALS		78,176
TOTAL CONVERTIBLE PREFERRED STOCKS		259,146
Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Insurance - 0.1%
Fondiaria-Sai SpA (Risparmio Shares)	1,712,220	18,811
TOTAL PREFERRED STOCKS (Cost $280,953)		277,957
Corporate Bonds - 2.2%
	Principal Amount (000s)
Convertible Bonds - 2.1%
CONSUMER DISCRETIONARY - 1.1%
Automobiles - 0.3%
Ford Motor Co. 4.25% 11/15/16	$ 34,640	46,324
Leisure Equipment & Products - 0.0%
Eastman Kodak Co. 7% 4/1/17 (e)	6,840	7,620
Media - 0.8%
Liberty Global, Inc. 4.5% 11/15/16 (e)	11,360	13,320
Liberty Media Corp.:
3.5% 1/15/31	7,068	4,641
4% 11/15/29	13,232	7,311
3.5% 1/15/31 (e)	20,046	13,163
News America, Inc. liquid yield option note:
0% 2/28/21 (e)	57,550	38,389
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
News America, Inc. liquid yield option note: - continued
0% 2/28/21	$ 16,370	$ 10,920
Virgin Media, Inc. 6.5% 11/15/16 (e)	42,136	45,642
		133,386
TOTAL CONSUMER DISCRETIONARY		187,330
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (a)(e)	36,072	24,800
INDUSTRIALS - 0.3%
Airlines - 0.2%
AMR Corp. 6.25% 10/15/14	6,510	6,212
UAL Corp.:
4.5% 6/30/21 (e)	20,550	18,855
4.5% 6/30/21	3,320	3,046
6% 10/15/29	8,230	12,973
		41,086
Industrial Conglomerates - 0.1%
Textron, Inc. 4.5% 5/1/13	6,510	10,721
TOTAL INDUSTRIALS		51,807
INFORMATION TECHNOLOGY - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
Advanced Micro Devices, Inc.:
6% 5/1/15 (e)	34,770	31,947
6% 5/1/15	17,310	15,904
Micron Technology, Inc. 1.875% 6/1/14	18,790	16,430
		64,281
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
MATERIALS - 0.2%
Metals & Mining - 0.2%
Alcoa, Inc. 5.25% 3/15/14	$ 4,810	$ 10,035
United States Steel Corp. 4% 5/15/14	15,120	23,776
		33,811
TOTAL CONVERTIBLE BONDS		362,029
Nonconvertible Bonds - 0.1%
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules, Inc. 6.5% 6/30/29 unit	31,600	18,842
TOTAL CORPORATE BONDS (Cost $352,954)		380,871
Money Market Funds - 1.2%
	Shares
Fidelity Cash Central Fund, 0.17% (f)	38,105,077	38,105
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(f)	176,738,650	176,739
TOTAL MONEY MARKET FUNDS (Cost $214,844)		214,844
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $16,476,499)		17,620,680
NET OTHER ASSETS - (1.3)%		(224,958)
NET ASSETS - 100%		$ 17,395,722
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $193,736,000 or 1.1% of net assets.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 312
Fidelity Securities Lending Cash Central Fund	6,171
Total	$ 6,483
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Briggs & Stratton Corp.	$ 54,542	$ -	$ -	$ 2,028	$ 60,959
Montpelier Re Holdings Ltd.	54,234	11,455	10,141	1,237	-
Total	$ 108,776	$ 11,455	$ 10,141	$ 3,265	$ 60,959
Other Information

The following is a summary of the inputs used, as of January 31, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,444,197	$ 2,187,914	$ 256,283	$ -
Consumer Staples	876,928	662,146	214,782	-
Energy	2,563,740	2,563,740	-	-
Financials	4,746,992	4,595,157	151,835	-
Health Care	1,342,904	1,297,771	45,133	-
Industrials	1,729,173	1,602,687	126,486	-
Information Technology	1,323,569	1,323,569	-	-
Materials	424,294	328,161	96,133	-
Telecommunication Services	969,539	969,539	-	-
Utilities	603,629	603,629	-	-
Corporate Bonds	380,871	-	380,871	-
Money Market Funds	214,844	214,844	-	-
Total Investments in Securities:	$ 17,620,680	$ 16,349,157	$ 1,271,523	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 33,174
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	69,774
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	(102,948)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.2%
Switzerland	3.3%
United Kingdom	2.4%
Germany	1.4%
Others (individually less than 1%)	5.7%
100.0%
Income Tax Information
At January 31, 2010, the fund had a capital loss carryforward of approximately $3,395,905,000 of which $1,570,568,000 and $1,825,337,000 will expire on January 31, 2017 and 2018, respectively.
The Fund intends to elect to defer to its fiscal year ending January 31, 2011 approximately $180,084,000 of losses recognized during the period November 1, 2009 to January 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	January 31, 2010

Assets
Investment in securities, at value (including securities loaned of $168,968) - See accompanying schedule: Unaffiliated issuers (cost $16,154,878)	$ 17,344,877
Fidelity Central Funds (cost $214,844)	214,844
Other affiliated issuers (cost $106,777)	60,959
Total Investments (cost $16,476,499)		$ 17,620,680
Foreign currency held at value (cost $14,782)		14,776
Receivable for investments sold		84,413
Receivable for fund shares sold		11,882
Dividends receivable		26,150
Interest receivable		3,000
Distributions receivable from Fidelity Central Funds		304
Prepaid expenses		76
Other receivables		1,560
Total assets		17,762,841

Liabilities
Payable for investments purchased	$ 110,278
Payable for fund shares redeemed	68,756
Accrued management fee	7,154
Other affiliated payables	3,398
Other payables and accrued expenses	794
Collateral on securities loaned, at value	176,739
Total liabilities		367,119

Net Assets		$ 17,395,722
Net Assets consist of:
Paid in capital		$ 20,168,551
Undistributed net investment income		22,206
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,939,359)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,144,324
Net Assets		$ 17,395,722

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	January 31, 2010

Equity-Income: Net Asset Value, offering price and redemption price per share ($15,061,345 ÷ 397,097 shares)	$ 37.93

Class K: Net Asset Value, offering price and redemption price per share ($2,016,702 ÷ 53,174 shares)	$ 37.93

Class F: Net Asset Value, offering price and redemption price per share ($317,675 ÷ 8,373 shares)	$ 37.94

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended January 31, 2010

Investment Income
Dividends (including $3,265 earned from other affiliated issuers)		$ 437,470
Interest		18,321
Income from Fidelity Central Funds		6,483
Total income		462,274

Expenses
Management fee	$ 81,780
Transfer agent fees	43,735
Accounting and security lending fees	1,785
Custodian fees and expenses	333
Independent trustees' compensation	125
Appreciation in deferred trustee compensation account	2
Registration fees	122
Audit	211
Legal	113
Interest	17
Miscellaneous	409
Total expenses before reductions	128,632
Expense reductions	(389)	128,243
Net investment income (loss)		334,031
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $115)	(1,428,402)
Other affiliated issuers	(3,399)
Foreign currency transactions	(179)
Capital gain distributions from Fidelity Central Funds	5
Total net realized gain (loss)		(1,431,975)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $117)	7,052,606
Assets and liabilities in foreign currencies	41
Total change in net unrealized appreciation (depreciation)		7,052,647
Net gain (loss)		5,620,672
Net increase (decrease) in net assets resulting from operations		$ 5,954,703

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2010	Year ended January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 334,031	$ 567,215
Net realized gain (loss)	(1,431,975)	(2,481,713)
Change in net unrealized appreciation (depreciation)	7,052,647	(11,224,908)
Net increase (decrease) in net assets resulting from operations	5,954,703	(13,139,406)
Distributions to shareholders from net investment income	(364,203)	(545,679)
Distributions to shareholders from net realized gain	-	(459,101)
Total distributions	(364,203)	(1,004,780)
Share transactions - net increase (decrease)	(3,976,412)	1,811,033
Total increase (decrease) in net assets	1,614,088	(12,333,153)

Net Assets
Beginning of period	15,781,634	28,114,787
End of period (including undistributed net investment income of $22,206 and undistributed net investment income of $55,576, respectively)	$ 17,395,722	$ 15,781,634

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Equity-Income

Years ended January 31,

2010

2009

2008

2007

2006

Selected Per-Share Data
Net asset value, beginning of period	$ 27.48	$ 52.25	$ 59.33	$ 54.51	$ 51.52
Income from Investment Operations
Net investment income (loss) B	.63	1.00	1.00	.96	.82
Net realized and unrealized gain (loss)	10.51	(23.96)	(3.86)	8.30	5.14
Total from investment operations	11.14	(22.96)	(2.86)	9.26	5.96
Distributions from net investment income	(.69)	(.96)	(1.02)	(.94)	(.84)
Distributions from net realized gain	-	(.85)	(3.20)	(3.50)	(2.13)
Total distributions	(.69)	(1.81)	(4.22)	(4.44)	(2.97)
Net asset value, end of period	$ 37.93	$ 27.48	$ 52.25	$ 59.33	$ 54.51
Total Return A	41.02%	(45.16)%	(5.21)%	17.55%	11.87%
Ratios to Average Net Assets C,E
Expenses before reductions	.74%	.71%	.66%	.68%	.69%
Expenses net of fee waivers, if any	.74%	.71%	.66%	.68%	.69%
Expenses net of all reductions	.74%	.71%	.66%	.67%	.67%
Net investment income (loss)	1.87%	2.38%	1.68%	1.71%	1.57%
Supplemental Data
Net assets, end of period (in millions)	$ 15,061	$ 15,070	$ 28,115	$ 31,223	$ 26,042
Portfolio turnover rate D	30%	33%	23%	24%	19%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended January 31,

2010

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 27.48	$ 51.47
Income from Investment Operations
Net investment income (loss) D	.72	.61
Net realized and unrealized gain (loss)	10.48	(23.80)
Total from investment operations	11.20	(23.19)
Distributions from net investment income	(.75)	(.80)
Net asset value, end of period	$ 37.93	$ 27.48
Total Return B,C	41.30%	(45.45)%
Ratios to Average Net Assets E,H
Expenses before reductions	.54%	.53% A
Expenses net of fee waivers, if any	.54%	.53% A
Expenses net of all reductions	.54%	.53% A
Net investment income (loss)	2.07%	2.89% A
Supplemental Data
Net assets, end of period (in millions)	$ 2,017	$ 711
Portfolio turnover rate F	30%	33%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended January 31,

2010 G

Selected Per-Share Data
Net asset value, beginning of period	$ 31.88
Income from Investment Operations
Net investment income (loss) D	.28
Net realized and unrealized gain (loss)	6.26
Total from investment operations	6.54
Distributions from net investment income	(.48)
Net asset value, end of period	$ 37.94
Total Return B,C	20.66%
Ratios to Average Net Assets E,H
Expenses before reductions	.48% A
Expenses net of fee waivers, if any	.48% A
Expenses net of all reductions	.48% A
Net investment income (loss)	1.24% A
Supplemental Data
Net assets, end of period (in millions)	$ 318
Portfolio turnover rate F	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In January 2009, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F shares on June 26, 2009. The Fund offers Equity-Income, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After commencement of Class K, the Fund began offering conversion privileges between Equity-Income and Class K to eligible shareholders of Equity-Income. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise,

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds,including the Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,370,196
Gross unrealized depreciation	(2,587,218)
Net unrealized appreciation (depreciation)	$ 782,978

Tax Cost	$ 16,837,702

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,618
Capital loss carryforward	$ (3,395,905)
Net unrealized appreciation (depreciation)	$ 783,003

The tax character of distributions paid was as follows:

	January 31, 2010	January 31, 2009
Ordinary Income	$ 364,203	$ 545,679
Long-term Capital Gains	-	459,101
Total	$ 364,203	$ 1,004,780

Annual Report

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,131,093 and $8,905,914, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity-Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Equity-Income	$ 42,833.27
Class K	902.06
	$ 43,735

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $68 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 36,951.40%		$ 13

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $96 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending

Annual Report

8. Security Lending - continued

Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $6,171.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $49,589. The weighted average interest rate was .83%. The interest expense amounted to $4 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Equity-Income's operating expenses. During the period, the reimbursement reduced the class' expense by $17.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $372 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by eighty two dollars.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2010 A	2009 B
From net investment income
Equity-Income	$ 332,957	$ 542,274
Class K	30,685	3,405
Class F	561	-
Total	$ 364,203	$ 545,679
From net realized gain
Equity-Income	$ -	$ 459,101

A Distributions for Class F are for the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

B Distributions for Class K are for the period May 9, 2008 (commencement of sales of shares) to January 31, 2009.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2010 A,B	2009 C	2010 A,B	2009 C
Equity-Income
Shares sold	56,428	127,430	$ 1,863,151	$ 5,446,123
Conversion to Class K	(23,097)	(25,772)	(690,630)	(795,247)
Reinvestment of distributions	10,235	22,878	325,291	980,569
Shares redeemed	(194,861)	(114,182)	(6,635,774)	(4,618,938)
Net increase (decrease)	(151,295)	10,354	$ (5,137,962)	$ 1,012,507
Class K
Shares sold	13,982	970	$ 488,731	$ 29,347
Conversion from Equity-Income	23,098	25,776	690,630	795,247
Reinvestment of distributions	930	110	30,685	3,405
Shares redeemed	(10,717)	(975)	(374,169)	(29,473)
Net increase (decrease)	27,293	25,881	$ 835,877	$ 798,526
Class F
Shares sold	9,656	-	$ 375,905	$ -
Reinvestment of distributions	14	-	561	-
Shares redeemed	(1,297)	-	(50,793)	-
Net increase (decrease)	8,373	-	$ 325,673	$ -

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

B Conversion transactions for Class K and Equity-Income are for the period February 1, 2009 through August 31, 2009.

C Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to January 31, 2009.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 28% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1985

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.401k.com

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Annual Report

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Annual Report

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EQU-K-UANN-0310
1.863281.101

Fidelity®
Large Cap Growth
Fund

Annual Report

January 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 stalled in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2010
Past 1 year

Past 5 years

Life of fund A

Fidelity® Large Cap Growth Fund	25.50%	-2.24%	-1.17%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Growth Fund, a class of the fund, on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Coming off one of its most dramatic turnarounds ever in 2009, the U.S. stock market gave back some gains as 2010 began. The rally that started in March of last year and continued through December was dampened a bit in January, when equities experienced some volatility. As the 12-month period began, U.S. stocks were sustaining significant declines amid fallout from the global financial crisis. However, in early March, companies hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement as both sharp cost cutting and unprecedented government intervention began to take hold. As profits improved, investors' appetite for equities returned. From March 9 through the end of '09, a roughly 65% rise in the S&P 500® Index wiped out the period's earlier losses. The slow start to 2010 did not prevent the major indexes from registering robust gains for the year ending January 31, 2010, as the S&P 500® advanced 33.14% and the Nasdaq Composite® Index rose 46.89%. Also during the period, the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 35.29%. On the capitalization and style spectrums, mid-cap stocks bested small-caps and large-caps, while growth-oriented equities outperformed value stocks.

Comments from Jeffrey Feingold, who became Portfolio Manager of Fidelity Large Cap Growth Fund on November 1, 2009: For the 12 months ending January 31, 2010, the fund's Retail Class shares returned 25.50%, lagging the 37.85% return of the Russell 1000 Growth Index. Stock selection detracted from relative results, with the biggest losses coming from information technology, consumer discretionary, financials and industrials. Detractors included oil refiner Sunoco, which declined sharply as industry capacity exceeded demand, and University of Phoenix parent Apollo Group, which fell amid news the U.S. government was investigating the company's accounting practices. Elsewhere, biotechnology firm Biogen Idec lagged as investors shifted away from defensive sectors and new concerns surfaced about its multiple sclerosis drug, Tysabri, while defense contractor Lockheed Martin fell after reporting disappointing earnings and then lowering earnings projections. Security selection was helpful in both health care and materials. Of note was biotechnology company Genentech, which rose on news it would be acquired by Swiss pharmaceutical firm Roche Holding. An underweighting in integrated energy company Exxon Mobil was also helpful, as investors shifted into more-aggressive names and the stock declined. Some of these best and worst performers were no longer in the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 to January 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During Period* August 1, 2009 to January 31, 2010
Class A	1.05%
Actual		$ 1,000.00	$ 1,047.70	$ 5.42
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Class T	1.36%
Actual		$ 1,000.00	$ 1,044.30	$ 7.01
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Class B	1.81%
Actual		$ 1,000.00	$ 1,044.10	$ 9.33
HypotheticalA		$ 1,000.00	$ 1,016.08	$ 9.20
Class C	1.81%
Actual		$ 1,000.00	$ 1,043.00	$ 9.32
HypotheticalA		$ 1,000.00	$ 1,016.08	$ 9.20
Large Cap Growth	.80%
Actual		$ 1,000.00	$ 1,048.70	$ 4.13
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.08
Institutional Class	.73%
Actual		$ 1,000.00	$ 1,048.80	$ 3.77
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	5.0	0.0
Apple, Inc.	5.0	4.6
Google, Inc. Class A	4.4	1.4
Amazon.com, Inc.	2.5	0.0
Cisco Systems, Inc.	2.4	5.0
Procter & Gamble Co.	2.3	0.0
Tempur-Pedic International, Inc.	2.2	0.0
Wal-Mart Stores, Inc.	2.1	4.9
Covidien PLC	2.0	0.0
United Technologies Corp.	1.6	0.0
	29.5
Top Five Market Sectors as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.7	32.2
Health Care	14.6	17.2
Consumer Staples	14.0	15.6
Consumer Discretionary	12.4	10.3
Industrials	10.0	10.4
Asset Allocation (% of fund's net assets)
As of January 31, 2010*		As of July 31, 2009**
	Stocks 99.7%		Stocks 99.3%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.7%
* Foreign investments	10.9%	** Foreign investments	5.4%

Annual Report

Investments January 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
CONSUMER DISCRETIONARY - 12.4%
Auto Components - 0.7%
Johnson Controls, Inc.	26,600	$ 740,278
Hotels, Restaurants & Leisure - 2.4%
McDonald's Corp.	19,200	1,198,656
Starbucks Corp. (a)	40,700	886,853
Starwood Hotels & Resorts Worldwide, Inc.	8,000	266,560
Wyndham Worldwide Corp.	10,300	216,197
		2,568,266
Household Durables - 2.4%
iRobot Corp. (a)	13,800	218,040
Tempur-Pedic International, Inc. (a)	94,200	2,344,638
		2,562,678
Internet & Catalog Retail - 2.5%
Amazon.com, Inc. (a)	20,900	2,621,069
Multiline Retail - 0.4%
Target Corp.	7,100	364,017
Specialty Retail - 1.1%
Best Buy Co., Inc.	7,000	256,550
Sally Beauty Holdings, Inc. (a)	62,800	523,752
Staples, Inc.	16,500	387,090
		1,167,392
Textiles, Apparel & Luxury Goods - 2.9%
Deckers Outdoor Corp. (a)	15,500	1,521,635
Phillips-Van Heusen Corp.	15,500	608,995
Polo Ralph Lauren Corp. Class A	10,700	877,400
		3,008,030
TOTAL CONSUMER DISCRETIONARY		13,031,730
CONSUMER STAPLES - 14.0%
Beverages - 2.9%
Anheuser-Busch InBev SA NV	14,982	747,605
PepsiCo, Inc.	11,600	691,592
The Coca-Cola Co.	30,800	1,670,900
		3,110,097
Food & Staples Retailing - 4.4%
Costco Wholesale Corp.	12,000	689,160
Wal-Mart Stores, Inc.	41,300	2,206,659
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Walgreen Co.	29,700	$ 1,070,685
Whole Foods Market, Inc. (a)(c)	23,100	628,782
		4,595,286
Food Products - 3.1%
Bunge Ltd.	11,100	652,569
Calavo Growers, Inc.	10,700	179,332
Danone	11,871	678,795
Nestle SA sponsored ADR	15,800	750,658
The J.M. Smucker Co.	14,900	895,043
Tingyi (Cayman Island) Holding Corp.	66,000	142,814
		3,299,211
Household Products - 2.3%
Procter & Gamble Co.	38,900	2,394,295
Personal Products - 1.3%
Avon Products, Inc.	26,500	798,710
BaWang International (Group) Holding Ltd.	89,000	51,470
Hengan International Group Co. Ltd.	24,000	160,743
Mead Johnson Nutrition Co. Class A	8,800	398,024
		1,408,947
TOTAL CONSUMER STAPLES		14,807,836
ENERGY - 4.2%
Energy Equipment & Services - 1.0%
Schlumberger Ltd.	17,400	1,104,204
Oil, Gas & Consumable Fuels - 3.2%
Arch Coal, Inc.	10,700	225,449
Chesapeake Energy Corp.	11,600	287,448
Exxon Mobil Corp.	15,400	992,222
Massey Energy Co.	10,900	419,868
Occidental Petroleum Corp.	14,300	1,120,262
Range Resources Corp.	6,800	312,800
		3,358,049
TOTAL ENERGY		4,462,253
FINANCIALS - 5.9%
Capital Markets - 1.1%
Bank of New York Mellon Corp.	4,000	116,360
Goldman Sachs Group, Inc.	2,000	297,440
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	24,600	$ 658,788
Northern Trust Corp.	2,200	111,144
		1,183,732
Commercial Banks - 1.2%
M&T Bank Corp.	800	59,000
PNC Financial Services Group, Inc.	7,200	399,096
Wells Fargo & Co.	29,400	835,842
		1,293,938
Consumer Finance - 0.6%
American Express Co.	16,100	606,326
Diversified Financial Services - 2.0%
Bank of America Corp.	37,000	561,660
CME Group, Inc.	3,900	1,118,598
JPMorgan Chase & Co.	11,000	428,340
		2,108,598
Real Estate Management & Development - 1.0%
Henderson Land Development Co. Ltd.	14,000	88,628
Jones Lang LaSalle, Inc.	15,600	889,356
Yanlord Land Group Ltd.	70,000	87,609
		1,065,593
TOTAL FINANCIALS		6,258,187
HEALTH CARE - 14.6%
Biotechnology - 2.8%
Alexion Pharmaceuticals, Inc. (a)	10,000	463,700
Amgen, Inc. (a)	19,700	1,152,056
Biogen Idec, Inc. (a)	15,800	849,092
United Therapeutics Corp. (a)	9,100	542,087
		3,006,935
Health Care Equipment & Supplies - 3.2%
Covidien PLC	40,400	2,042,624
ev3, Inc. (a)	9,800	142,884
Inverness Medical Innovations, Inc. (a)	27,800	1,122,286
Mako Surgical Corp. (a)	1,800	20,664
		3,328,458
Health Care Providers & Services - 2.7%
CIGNA Corp.	10,300	347,831
Express Scripts, Inc. (a)	11,000	922,460
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Medco Health Solutions, Inc. (a)	19,900	$ 1,223,452
UnitedHealth Group, Inc.	9,600	316,800
		2,810,543
Health Care Technology - 1.5%
Cerner Corp. (a)	20,500	1,550,825
Life Sciences Tools & Services - 0.5%
QIAGEN NV (a)	23,700	515,712
Pharmaceuticals - 3.9%
Allergan, Inc.	27,700	1,592,750
Cadence Pharmaceuticals, Inc. (a)	22,600	225,096
Johnson & Johnson	15,100	949,186
King Pharmaceuticals, Inc. (a)	200	2,402
Teva Pharmaceutical Industries Ltd. sponsored ADR	20,900	1,185,448
ViroPharma, Inc. (a)	19,400	191,672
		4,146,554
TOTAL HEALTH CARE		15,359,027
INDUSTRIALS - 10.0%
Aerospace & Defense - 4.3%
Alliant Techsystems, Inc. (a)	900	71,073
Honeywell International, Inc.	22,400	865,536
Precision Castparts Corp.	13,200	1,389,300
Raytheon Co.	10,600	555,758
United Technologies Corp.	25,200	1,700,496
		4,582,163
Airlines - 0.5%
Southwest Airlines Co.	44,300	501,919
Construction & Engineering - 0.2%
Fluor Corp.	4,600	208,564
Electrical Equipment - 0.7%
American Superconductor Corp. (a)	8,400	319,368
First Solar, Inc. (a)(c)	1,600	181,280
Rockwell Automation, Inc.	4,400	212,256
		712,904
Machinery - 2.3%
Bucyrus International, Inc. Class A	3,000	157,140
Caterpillar, Inc.	11,800	616,432
Cummins, Inc.	11,700	528,372
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Danaher Corp.	6,700	$ 478,045
Ingersoll-Rand Co. Ltd.	18,100	587,526
		2,367,515
Professional Services - 0.4%
Robert Half International, Inc.	16,600	446,872
Road & Rail - 1.6%
CSX Corp.	13,800	591,468
Union Pacific Corp.	18,500	1,119,250
		1,710,718
TOTAL INDUSTRIALS		10,530,655
INFORMATION TECHNOLOGY - 33.7%
Communications Equipment - 4.7%
Cisco Systems, Inc. (a)	111,900	2,514,393
Juniper Networks, Inc. (a)	47,900	1,189,357
QUALCOMM, Inc.	32,500	1,273,675
		4,977,425
Computers & Peripherals - 7.6%
Apple, Inc. (a)	27,400	5,264,088
Hewlett-Packard Co.	36,100	1,699,227
Seagate Technology	23,000	384,790
Western Digital Corp. (a)	16,800	638,232
		7,986,337
Electronic Equipment & Components - 1.2%
Agilent Technologies, Inc.	24,800	695,144
Ingram Micro, Inc. Class A (a)	32,400	547,560
		1,242,704
Internet Software & Services - 6.2%
Baidu.com, Inc. sponsored ADR (a)	1,300	535,223
eBay, Inc. (a)	37,700	867,854
Google, Inc. Class A (a)	8,700	4,605,954
NetEase.com, Inc. sponsored ADR (a)	5,900	193,520
Tencent Holdings Ltd.	20,400	381,517
		6,584,068
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 2.1%
Cognizant Technology Solutions Corp. Class A (a)	25,900	$ 1,130,794
MasterCard, Inc. Class A	4,500	1,124,550
		2,255,344
Semiconductors & Semiconductor Equipment - 4.1%
ASML Holding NV (NY Shares)	6,000	187,500
Intel Corp.	84,600	1,641,240
KLA-Tencor Corp.	6,200	174,840
Lam Research Corp. (a)	6,700	221,167
Marvell Technology Group Ltd. (a)	20,300	353,829
NVIDIA Corp. (a)	56,600	871,074
Omnivision Technologies, Inc. (a)	24,400	314,760
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	52,400	532,384
		4,296,794
Software - 7.8%
Adobe Systems, Inc. (a)	10,700	345,610
Citrix Systems, Inc. (a)	13,800	573,390
Informatica Corp. (a)	12,000	284,280
Microsoft Corp.	187,800	5,292,204
Nuance Communications, Inc. (a)	33,300	500,166
Red Hat, Inc. (a)	16,300	443,686
Sourcefire, Inc. (a)	22,000	458,700
Sybase, Inc. (a)	100	4,067
VMware, Inc. Class A (a)	7,400	336,034
		8,238,137
TOTAL INFORMATION TECHNOLOGY		35,580,809
MATERIALS - 3.7%
Chemicals - 2.8%
Air Products & Chemicals, Inc.	8,600	653,256
Albemarle Corp.	9,100	325,052
Dow Chemical Co.	38,100	1,032,129
The Mosaic Co.	16,900	904,319
		2,914,756
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.9%
AngloGold Ashanti Ltd. sponsored ADR	8,400	$ 299,796
Newmont Mining Corp.	15,500	664,330
		964,126
TOTAL MATERIALS		3,878,882
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.0%
China Unicom (Hong Kong) Ltd. sponsored ADR	4,400	49,280
Wireless Telecommunication Services - 1.1%
American Tower Corp. Class A (a)	26,200	1,112,190
TOTAL TELECOMMUNICATION SERVICES		1,161,470
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
AES Corp.	11,100	140,193
TOTAL COMMON STOCKS (Cost $100,276,671)		105,211,042
Money Market Funds - 0.8%
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(d) (Cost $819,125)	819,125	819,125
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $101,095,796)		106,030,167
NET OTHER ASSETS - (0.5)%		(522,467)
NET ASSETS - 100%		$ 105,507,700
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,857
Fidelity Securities Lending Cash Central Fund	6,371
Total	$ 10,228
Other Information

The following is a summary of the inputs used, as of January 31, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 13,031,730	$ 13,031,730	$ -	$ -
Consumer Staples	14,807,836	13,381,436	1,426,400	-
Energy	4,462,253	4,462,253	-	-
Financials	6,258,187	6,258,187	-	-
Health Care	15,359,027	15,359,027	-	-
Industrials	10,530,655	10,530,655	-	-
Information Technology	35,580,809	35,580,809	-	-
Materials	3,878,882	3,878,882	-	-
Telecommunication Services	1,161,470	1,161,470	-	-
Utilities	140,193	140,193	-	-
Money Market Funds	819,125	819,125	-	-
Total Investments in Securities:	$ 106,030,167	$ 104,603,767	$ 1,426,400	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.1%
Ireland	2.6%
Israel	1.1%
China	1.0%
Netherlands Antilles	1.0%
Others (individually less than 1%)	5.2%
100.0%
Income Tax Information
At January 31, 2010, the fund had a capital loss carryforward of approximately $43,907,694 of which $35,247,593 and $8,660,101 will expire on January 31, 2017 and 2018, respectively.
The fund intends to elect to defer to its fiscal year ending January 31, 2011 approximately $1,662,664 of losses recognized during the period November 1, 2009 to January 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2010
Assets
Investment in securities, at value (including securities loaned of $796,010) - See accompanying schedule: Unaffiliated issuers (cost $100,276,671)	$ 105,211,042
Fidelity Central Funds (cost $819,125)	819,125
Total Investments (cost $101,095,796)		$ 106,030,167
Receivable for investments sold		1,772,272
Receivable for fund shares sold		209,041
Dividends receivable		39,965
Distributions receivable from Fidelity Central Funds		252
Prepaid expenses		474
Other receivables		1,298
Total assets		108,053,469

Liabilities
Payable to custodian bank	$ 605,421
Payable for investments purchased	905,072
Payable for fund shares redeemed	98,807
Accrued management fee	30,298
Distribution fees payable	4,418
Other affiliated payables	35,795
Other payables and accrued expenses	46,833
Collateral on securities loaned, at value	819,125
Total liabilities		2,545,769

Net Assets		$ 105,507,700
Net Assets consist of:
Paid in capital		$ 146,438,453
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(45,865,158)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,934,405
Net Assets		$ 105,507,700

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2010
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,805,213 ÷ 498,196 shares)	$ 7.64

Maximum offering price per share (100/94.25 of $7.64)	$ 8.11
Class T: Net Asset Value and redemption price per share ($1,547,611 ÷ 203,243 shares)	$ 7.61

Maximum offering price per share (100/96.50 of $7.61)	$ 7.89
Class B: Net Asset Value and offering price per share ($1,465,844 ÷ 193,703 shares)A	$ 7.57

Class C: Net Asset Value and offering price per share ($1,916,562 ÷ 254,815 shares)A	$ 7.52

Large Cap Growth: Net Asset Value, offering price and redemption price per share ($96,661,170 ÷ 12,572,409 shares)	$ 7.69

Institutional Class: Net Asset Value, offering price and redemption price per share ($111,300 ÷ 14,420 shares)	$ 7.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2010
Investment Income
Dividends		$ 1,230,261
Interest		5
Income from Fidelity Central Funds		10,228
Total income		1,240,494

Expenses
Management fee Basic fee	$ 612,596
Performance adjustment	(285,307)
Transfer agent fees	376,401
Distribution fees	42,856
Accounting and security lending fees	42,685
Custodian fees and expenses	16,953
Independent trustees' compensation	742
Registration fees	70,892
Audit	52,906
Legal	586
Miscellaneous	1,945
Total expenses before reductions	933,255
Expense reductions	(15,227)	918,028
Net investment income (loss)		322,466
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,417,491
Foreign currency transactions	2,214
Total net realized gain (loss)		2,419,705
Change in net unrealized appreciation (depreciation) on: Investment securities	22,232,457
Assets and liabilities in foreign currencies	34
Total change in net unrealized appreciation (depreciation)		22,232,491
Net gain (loss)		24,652,196
Net increase (decrease) in net assets resulting from operations		$ 24,974,662

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2010	Year ended January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 322,466	$ 552,980
Net realized gain (loss)	2,419,705	(39,614,848)
Change in net unrealized appreciation (depreciation)	22,232,491	(12,538,618)
Net increase (decrease) in net assets resulting from operations	24,974,662	(51,600,486)
Distributions to shareholders from net investment income	(384,292)	(628,444)
Share transactions - net increase (decrease)	(9,927,613)	(9,063,301)
Total increase (decrease) in net assets	14,662,757	(61,292,231)

Net Assets
Beginning of period	90,844,943	152,137,174
End of period	$ 105,507,700	$ 90,844,943

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.12	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) E	.01	.02	(.03)
Net realized and unrealized gain (loss)	1.53	(3.71)	(.72)
Total from investment operations	1.54	(3.69)	(.75)
Distributions from net investment income	(.02)	(.04)	-
Distributions from net realized gain	-	-	(1.25)
Total distributions	(.02)	(.04)	(1.25)
Net asset value, end of period	$ 7.64	$ 6.12	$ 9.85
Total Return B,C,D	25.14%	(37.49)%	(6.99)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.07%	1.01%	1.20% A
Expenses net of fee waivers, if any	1.07%	1.01%	1.20% A
Expenses net of all reductions	1.06%	1.01%	1.20% A
Net investment income (loss)	.08%	.20%	(.29)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,805	$ 2,159	$ 1,302
Portfolio turnover rate G	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.11	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.02)	(.01)	(.06)
Net realized and unrealized gain (loss)	1.52	(3.70)	(.69)
Total from investment operations	1.50	(3.71)	(.75)
Distributions from net investment income	- J	(.03)	-
Distributions from net realized gain	-	-	(1.25)
Total distributions	- J	(.03)	(1.25)
Net asset value, end of period	$ 7.61	$ 6.11	$ 9.85
Total Return B,C,D	24.60%	(37.71)%	(7.05)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.38%	1.31%	1.47% A
Expenses net of fee waivers, if any	1.38%	1.31%	1.47% A
Expenses net of all reductions	1.36%	1.31%	1.47% A
Net investment income (loss)	(.23)%	(.10)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,548	$ 820	$ 1,097
Portfolio turnover rate G	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.09	$ 9.83	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.05)	(.05)	(.12)
Net realized and unrealized gain (loss)	1.53	(3.69)	(.70)
Total from investment operations	1.48	(3.74)	(.82)
Distributions from net investment income	-	- J	-
Distributions from net realized gain	-	-	(1.20)
Total distributions	-	- J	(1.20)
Net asset value, end of period	$ 7.57	$ 6.09	$ 9.83
Total Return B,C,D	24.30%	(38.01)%	(7.62)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.82%	1.76%	1.99% A
Expenses net of fee waivers, if any	1.82%	1.76%	1.99% A
Expenses net of all reductions	1.80%	1.76%	1.99% A
Net investment income (loss)	(.67)%	(.56)%	(1.07)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,466	$ 815	$ 543
Portfolio turnover rate G	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.06	$ 9.82	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.05)	(.04)	(.11)
Net realized and unrealized gain (loss)	1.51	(3.69)	(.70)
Total from investment operations	1.46	(3.73)	(.81)
Distributions from net investment income	-	(.03)	-
Distributions from net realized gain	-	-	(1.22)
Total distributions	-	(.03)	(1.22)
Net asset value, end of period	$ 7.52	$ 6.06	$ 9.82
Total Return B,C,D	24.09%	(37.98)%	(7.54)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.82%	1.77%	1.96% A
Expenses net of fee waivers, if any	1.82%	1.77%	1.96% A
Expenses net of all reductions	1.80%	1.77%	1.96% A
Net investment income (loss)	(.67)%	(.57)%	(1.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,917	$ 1,441	$ 945
Portfolio turnover rate G	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Growth

Years ended January 31,

2010

2009

2008

2007

2006

Selected Per-Share Data
Net asset value, beginning of period	$ 6.15	$ 9.89	$ 11.92	$ 11.82	$ 10.17
Income from Investment Operations
Net investment income (loss) B	.02	.04	(.01)	- H	.02 E
Net realized and unrealized gain (loss)	1.55	(3.73)	(.77)	.37	1.87
Total from investment operations	1.57	(3.69)	(.78)	.37	1.89
Distributions from net investment income	(.03)	(.05)	-	(.01)	-
Distributions from net realized gain	-	-	(1.25)	(.26)	(.24)
Total distributions	(.03)	(.05)	(1.25)	(.27)	(.24)
Redemption fees added to paid in capital B	-	-	-	- G,H	-H
Net asset value, end of period	$ 7.69	$ 6.15	$ 9.89	$ 11.92	$ 11.82
Total Return A	25.50%	(37.36)%	(7.26)%	3.20%	18.66%
Ratios to Average Net Assets C,F
Expenses before reductions	.81%	.75%	1.03%	1.10%	1.12%
Expenses net of fee waivers, if any	.81%	.74%	.99%	1.00%	1.00%
Expenses net of all reductions	.80%	.74%	.98%	.99%	.94%
Net investment income (loss)	.34%	.47%	(.07)%	.02%	.15% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 96,661	$ 85,332	$ 147,864	$ 183,515	$ 157,513
Portfolio turnover rate D	342%	355%	428%	189%	268%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend the ratio of net investment income (loss) to average net assets would have been (.07)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The redemption fee was eliminated during the year ended January 31, 2007.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,

2010

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.18	$ 9.88	$ 11.85
Income from Investment Operations
Net investment income (loss) D	.03	.04	- I
Net realized and unrealized gain (loss)	1.54	(3.72)	(.70)
Total from investment operations	1.57	(3.68)	(.70)
Distributions from net investment income	(.03)	(.02)	-
Distributions from net realized gain	-	-	(1.27)
Total distributions	(.03)	(.02)	(1.27)
Net asset value, end of period	$ 7.72	$ 6.18	$ 9.88
Total Return B,C	25.42%	(37.29)%	(6.64)%
Ratios to Average Net Assets E,H
Expenses before reductions	.76%	.68%	.88% A
Expenses net of fee waivers, if any	.76%	.68%	.88% A
Expenses net of all reductions	.74%	.68%	.88% A
Net investment income (loss)	.39%	.52%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 111	$ 277	$ 386
Portfolio turnover rate F	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2010

1. Organization.

Fidelity Large Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Large Cap Growth and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,754,688
Gross unrealized depreciation	(2,115,117)
Net unrealized appreciation (depreciation)	$ 4,639,571

Tax Cost	$ 101,390,596

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (43,907,694)
Net unrealized appreciation (depreciation)	$ 4,639,605

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	January 31, 2010	January 31, 2009
Ordinary Income	$ 384,292	$ 628,444

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $362,997,737 and $372,037,897, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Large Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .30% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 7,458	$ 49
Class T	.25%	.25%	6,030	20
Class B	.75%	.25%	12,480	9,359
Class C	.75%	.25%	16,888	6,274
			$ 42,856	$ 15,702

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,658
Class T	1,589
Class B*	3,164
Class C*	284
$ 12,695

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,398.35
Class T	4,900.41
Class B	4,341.35
Class C	5,841.35
Large Cap Growth	350,553.34
Institutional Class	368.29
	$ 376,401

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,778 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $566 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $6,371.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $15,227 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2010	2009
From net investment income
Class A	$ 8,479	$ 9,774
Class T	571	2,782
Class B	-	466
Class C	-	8,869
Large Cap Growth	374,803	606,381
Institutional Class	439	172
Total	$ 384,292	$ 628,444

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2010	2009	2010	2009
Class A
Shares sold	327,406	414,086	$ 2,312,604	$ 3,162,715
Reinvestment of distributions	1,059	1,520	8,359	9,529
Shares redeemed	(183,059)	(194,988)	(1,292,164)	(1,396,004)
Net increase (decrease)	145,406	220,618	$ 1,028,799	$ 1,776,240
Class T
Shares sold	100,987	113,152	$ 713,118	$ 859,518
Reinvestment of distributions	68	433	533	2,713
Shares redeemed	(32,038)	(90,807)	(224,923)	(834,766)
Net increase (decrease)	69,017	22,778	$ 488,728	$ 27,465
Class B
Shares sold	107,177	104,839	$ 710,844	$ 787,932
Reinvestment of distributions	-	70	-	441
Shares redeemed	(47,262)	(26,358)	(331,301)	(226,449)
Net increase (decrease)	59,915	78,551	$ 379,543	$ 561,924
Class C
Shares sold	165,483	337,839	$ 1,155,533	$ 2,280,306
Reinvestment of distributions	-	776	-	4,819
Shares redeemed	(148,613)	(196,903)	(1,029,269)	(1,364,771)
Net increase (decrease)	16,870	141,712	$ 126,264	$ 920,354
Large Cap Growth
Shares sold	6,708,528	5,900,959	$ 46,276,903	$ 48,153,094
Reinvestment of distributions	46,579	94,678	369,900	596,470
Shares redeemed	(8,052,386)	(7,073,256)	(58,411,389)	(61,097,033)
Net increase (decrease)	(1,297,279)	(1,077,619)	$ (11,764,586)	$ (12,347,469)
Institutional Class
Shares sold	9,588	45,727	$ 71,684	$ 332,736
Reinvestment of distributions	51	19	403	119
Shares redeemed	(40,138)	(39,895)	(258,448)	(334,670)
Net increase (decrease)	(30,499)	5,851	$ (186,361)	$ (1,815)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Large Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities, and contractual arrangements and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1985

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Large Cap Growth designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Large Cap Growth designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

LCG-UANN-0310
1.900187.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Large Cap Growth
Fund - Class A, Class T, Class B
and Class C

Annual Report

January 31, 2010

Class A, Class T, Class B, and Class C are classes of Fidelity® Large Cap Growth Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 stalled in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2010
Past 1 year

Past 5 years

Life of fundA

Class A (incl. 5.75% sales charge) B	17.94%	-3.55%	-1.97%
Class T (incl. 3.50% sales charge) C	20.24%	-3.26%	-1.79%
Class B (incl. contingent deferred sales charge) D	19.30%	-3.16%	-1.53%
Class C (incl. contingent deferred sales charge) E	23.09%	-2.83%	-1.53%

A From November 15, 2001.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Large Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Large Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Large Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Large Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Growth Fund - Class A on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See the previous page for additional information regarding performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Coming off one of its most dramatic turnarounds ever in 2009, the U.S. stock market gave back some gains as 2010 began. The rally that started in March of last year and continued through December was dampened a bit in January, when equities experienced some volatility. As the 12-month period began, U.S. stocks were sustaining significant declines amid fallout from the global financial crisis. However, in early March, companies hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement as both sharp cost cutting and unprecedented government intervention began to take hold. As profits improved, investors' appetite for equities returned. From March 9 through the end of '09, a roughly 65% rise in the S&P 500® Index wiped out the period's earlier losses. The slow start to 2010 did not prevent the major indexes from registering robust gains for the year ending January 31, 2010, as the S&P 500® advanced 33.14% and the Nasdaq Composite® Index rose 46.89%. Also during the period, the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 35.29%. On the capitalization and style spectrums, mid-cap stocks bested small-caps and large-caps, while growth-oriented equities outperformed value stocks.

Comments from Jeffrey Feingold, who became Portfolio Manager of Fidelity Advisor Large Cap Growth Fund on November 1, 2009: For the 12 months ending January 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 25.14%, 24.60%, 24.30% and 24.09%, respectively (excluding sales charges). This performance lagged the 37.85% return of the Russell® 1000 Growth Index. Stock selection detracted from relative results, with the biggest losses coming from information technology, consumer discretionary, financials and industrials. Detractors included oil refiner Sunoco, which declined sharply as industry capacity exceeded demand, and University of Phoenix parent Apollo Group, which fell amid news the U.S. government was investigating the company's accounting practices. Elsewhere, biotechnology firm Biogen Idec lagged as investors shifted away from defensive sectors and new concerns surfaced about its multiple sclerosis drug, Tysabri, while defense contractor Lockheed Martin fell after reporting disappointing earnings and then lowering earnings projections. Security selection was helpful in both health care and materials. Of note was biotechnology company Genentech, which rose on news it would be acquired by Swiss pharmaceutical firm Roche Holding. An underweighting in integrated energy company Exxon Mobil was also helpful, as investors shifted into more-aggressive names and the stock declined. Some of these best and worst performers were no longer in the fund at period end.

Comments from Jeffrey Feingold, who became Portfolio Manager of Fidelity Advisor Large Cap Growth Fund on November 1, 2009: For the 12 months ending January 31, 2010, the fund's Institutional Class shares returned 25.42%. This performance lagged the 37.85% return of the Russell® 1000 Growth Index. Stock selection detracted from relative results, with the biggest losses coming from information technology, consumer discretionary, financials and industrials. Detractors included oil refiner Sunoco, which declined sharply as industry capacity exceeded demand, and University of Phoenix parent Apollo Group, which fell amid news the U.S. government was investigating the company's accounting practices. Elsewhere, biotechnology firm Biogen Idec lagged as investors shifted away from defensive sectors and new concerns surfaced about its multiple sclerosis drug, Tysabri, while defense contractor Lockheed Martin fell after reporting disappointing earnings and then lowering earnings projections. Security selection was helpful in both health care and materials. Of note was biotechnology company Genentech, which rose on news it would be acquired by Swiss pharmaceutical firm Roche Holding. An underweighting in integrated energy company Exxon Mobil was also helpful, as investors shifted into more-aggressive names and the stock declined. Some of these best and worst performers were no longer in the fund at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 to January 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During Period* August 1, 2009 to January 31, 2010
Class A	1.05%
Actual		$ 1,000.00	$ 1,047.70	$ 5.42
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Class T	1.36%
Actual		$ 1,000.00	$ 1,044.30	$ 7.01
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Class B	1.81%
Actual		$ 1,000.00	$ 1,044.10	$ 9.33
HypotheticalA		$ 1,000.00	$ 1,016.08	$ 9.20
Class C	1.81%
Actual		$ 1,000.00	$ 1,043.00	$ 9.32
HypotheticalA		$ 1,000.00	$ 1,016.08	$ 9.20
Large Cap Growth	.80%
Actual		$ 1,000.00	$ 1,048.70	$ 4.13
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.08
Institutional Class	.73%
Actual		$ 1,000.00	$ 1,048.80	$ 3.77
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	5.0	0.0
Apple, Inc.	5.0	4.6
Google, Inc. Class A	4.4	1.4
Amazon.com, Inc.	2.5	0.0
Cisco Systems, Inc.	2.4	5.0
Procter & Gamble Co.	2.3	0.0
Tempur-Pedic International, Inc.	2.2	0.0
Wal-Mart Stores, Inc.	2.1	4.9
Covidien PLC	2.0	0.0
United Technologies Corp.	1.6	0.0
	29.5
Top Five Market Sectors as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.7	32.2
Health Care	14.6	17.2
Consumer Staples	14.0	15.6
Consumer Discretionary	12.4	10.3
Industrials	10.0	10.4
Asset Allocation (% of fund's net assets)
As of January 31, 2010*		As of July 31, 2009**
	Stocks 99.7%		Stocks 99.3%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.7%
* Foreign investments	10.9%	** Foreign investments	5.4%

Annual Report

Investments January 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
CONSUMER DISCRETIONARY - 12.4%
Auto Components - 0.7%
Johnson Controls, Inc.	26,600	$ 740,278
Hotels, Restaurants & Leisure - 2.4%
McDonald's Corp.	19,200	1,198,656
Starbucks Corp. (a)	40,700	886,853
Starwood Hotels & Resorts Worldwide, Inc.	8,000	266,560
Wyndham Worldwide Corp.	10,300	216,197
		2,568,266
Household Durables - 2.4%
iRobot Corp. (a)	13,800	218,040
Tempur-Pedic International, Inc. (a)	94,200	2,344,638
		2,562,678
Internet & Catalog Retail - 2.5%
Amazon.com, Inc. (a)	20,900	2,621,069
Multiline Retail - 0.4%
Target Corp.	7,100	364,017
Specialty Retail - 1.1%
Best Buy Co., Inc.	7,000	256,550
Sally Beauty Holdings, Inc. (a)	62,800	523,752
Staples, Inc.	16,500	387,090
		1,167,392
Textiles, Apparel & Luxury Goods - 2.9%
Deckers Outdoor Corp. (a)	15,500	1,521,635
Phillips-Van Heusen Corp.	15,500	608,995
Polo Ralph Lauren Corp. Class A	10,700	877,400
		3,008,030
TOTAL CONSUMER DISCRETIONARY		13,031,730
CONSUMER STAPLES - 14.0%
Beverages - 2.9%
Anheuser-Busch InBev SA NV	14,982	747,605
PepsiCo, Inc.	11,600	691,592
The Coca-Cola Co.	30,800	1,670,900
		3,110,097
Food & Staples Retailing - 4.4%
Costco Wholesale Corp.	12,000	689,160
Wal-Mart Stores, Inc.	41,300	2,206,659
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Walgreen Co.	29,700	$ 1,070,685
Whole Foods Market, Inc. (a)(c)	23,100	628,782
		4,595,286
Food Products - 3.1%
Bunge Ltd.	11,100	652,569
Calavo Growers, Inc.	10,700	179,332
Danone	11,871	678,795
Nestle SA sponsored ADR	15,800	750,658
The J.M. Smucker Co.	14,900	895,043
Tingyi (Cayman Island) Holding Corp.	66,000	142,814
		3,299,211
Household Products - 2.3%
Procter & Gamble Co.	38,900	2,394,295
Personal Products - 1.3%
Avon Products, Inc.	26,500	798,710
BaWang International (Group) Holding Ltd.	89,000	51,470
Hengan International Group Co. Ltd.	24,000	160,743
Mead Johnson Nutrition Co. Class A	8,800	398,024
		1,408,947
TOTAL CONSUMER STAPLES		14,807,836
ENERGY - 4.2%
Energy Equipment & Services - 1.0%
Schlumberger Ltd.	17,400	1,104,204
Oil, Gas & Consumable Fuels - 3.2%
Arch Coal, Inc.	10,700	225,449
Chesapeake Energy Corp.	11,600	287,448
Exxon Mobil Corp.	15,400	992,222
Massey Energy Co.	10,900	419,868
Occidental Petroleum Corp.	14,300	1,120,262
Range Resources Corp.	6,800	312,800
		3,358,049
TOTAL ENERGY		4,462,253
FINANCIALS - 5.9%
Capital Markets - 1.1%
Bank of New York Mellon Corp.	4,000	116,360
Goldman Sachs Group, Inc.	2,000	297,440
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	24,600	$ 658,788
Northern Trust Corp.	2,200	111,144
		1,183,732
Commercial Banks - 1.2%
M&T Bank Corp.	800	59,000
PNC Financial Services Group, Inc.	7,200	399,096
Wells Fargo & Co.	29,400	835,842
		1,293,938
Consumer Finance - 0.6%
American Express Co.	16,100	606,326
Diversified Financial Services - 2.0%
Bank of America Corp.	37,000	561,660
CME Group, Inc.	3,900	1,118,598
JPMorgan Chase & Co.	11,000	428,340
		2,108,598
Real Estate Management & Development - 1.0%
Henderson Land Development Co. Ltd.	14,000	88,628
Jones Lang LaSalle, Inc.	15,600	889,356
Yanlord Land Group Ltd.	70,000	87,609
		1,065,593
TOTAL FINANCIALS		6,258,187
HEALTH CARE - 14.6%
Biotechnology - 2.8%
Alexion Pharmaceuticals, Inc. (a)	10,000	463,700
Amgen, Inc. (a)	19,700	1,152,056
Biogen Idec, Inc. (a)	15,800	849,092
United Therapeutics Corp. (a)	9,100	542,087
		3,006,935
Health Care Equipment & Supplies - 3.2%
Covidien PLC	40,400	2,042,624
ev3, Inc. (a)	9,800	142,884
Inverness Medical Innovations, Inc. (a)	27,800	1,122,286
Mako Surgical Corp. (a)	1,800	20,664
		3,328,458
Health Care Providers & Services - 2.7%
CIGNA Corp.	10,300	347,831
Express Scripts, Inc. (a)	11,000	922,460
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Medco Health Solutions, Inc. (a)	19,900	$ 1,223,452
UnitedHealth Group, Inc.	9,600	316,800
		2,810,543
Health Care Technology - 1.5%
Cerner Corp. (a)	20,500	1,550,825
Life Sciences Tools & Services - 0.5%
QIAGEN NV (a)	23,700	515,712
Pharmaceuticals - 3.9%
Allergan, Inc.	27,700	1,592,750
Cadence Pharmaceuticals, Inc. (a)	22,600	225,096
Johnson & Johnson	15,100	949,186
King Pharmaceuticals, Inc. (a)	200	2,402
Teva Pharmaceutical Industries Ltd. sponsored ADR	20,900	1,185,448
ViroPharma, Inc. (a)	19,400	191,672
		4,146,554
TOTAL HEALTH CARE		15,359,027
INDUSTRIALS - 10.0%
Aerospace & Defense - 4.3%
Alliant Techsystems, Inc. (a)	900	71,073
Honeywell International, Inc.	22,400	865,536
Precision Castparts Corp.	13,200	1,389,300
Raytheon Co.	10,600	555,758
United Technologies Corp.	25,200	1,700,496
		4,582,163
Airlines - 0.5%
Southwest Airlines Co.	44,300	501,919
Construction & Engineering - 0.2%
Fluor Corp.	4,600	208,564
Electrical Equipment - 0.7%
American Superconductor Corp. (a)	8,400	319,368
First Solar, Inc. (a)(c)	1,600	181,280
Rockwell Automation, Inc.	4,400	212,256
		712,904
Machinery - 2.3%
Bucyrus International, Inc. Class A	3,000	157,140
Caterpillar, Inc.	11,800	616,432
Cummins, Inc.	11,700	528,372
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Danaher Corp.	6,700	$ 478,045
Ingersoll-Rand Co. Ltd.	18,100	587,526
		2,367,515
Professional Services - 0.4%
Robert Half International, Inc.	16,600	446,872
Road & Rail - 1.6%
CSX Corp.	13,800	591,468
Union Pacific Corp.	18,500	1,119,250
		1,710,718
TOTAL INDUSTRIALS		10,530,655
INFORMATION TECHNOLOGY - 33.7%
Communications Equipment - 4.7%
Cisco Systems, Inc. (a)	111,900	2,514,393
Juniper Networks, Inc. (a)	47,900	1,189,357
QUALCOMM, Inc.	32,500	1,273,675
		4,977,425
Computers & Peripherals - 7.6%
Apple, Inc. (a)	27,400	5,264,088
Hewlett-Packard Co.	36,100	1,699,227
Seagate Technology	23,000	384,790
Western Digital Corp. (a)	16,800	638,232
		7,986,337
Electronic Equipment & Components - 1.2%
Agilent Technologies, Inc.	24,800	695,144
Ingram Micro, Inc. Class A (a)	32,400	547,560
		1,242,704
Internet Software & Services - 6.2%
Baidu.com, Inc. sponsored ADR (a)	1,300	535,223
eBay, Inc. (a)	37,700	867,854
Google, Inc. Class A (a)	8,700	4,605,954
NetEase.com, Inc. sponsored ADR (a)	5,900	193,520
Tencent Holdings Ltd.	20,400	381,517
		6,584,068
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 2.1%
Cognizant Technology Solutions Corp. Class A (a)	25,900	$ 1,130,794
MasterCard, Inc. Class A	4,500	1,124,550
		2,255,344
Semiconductors & Semiconductor Equipment - 4.1%
ASML Holding NV (NY Shares)	6,000	187,500
Intel Corp.	84,600	1,641,240
KLA-Tencor Corp.	6,200	174,840
Lam Research Corp. (a)	6,700	221,167
Marvell Technology Group Ltd. (a)	20,300	353,829
NVIDIA Corp. (a)	56,600	871,074
Omnivision Technologies, Inc. (a)	24,400	314,760
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	52,400	532,384
		4,296,794
Software - 7.8%
Adobe Systems, Inc. (a)	10,700	345,610
Citrix Systems, Inc. (a)	13,800	573,390
Informatica Corp. (a)	12,000	284,280
Microsoft Corp.	187,800	5,292,204
Nuance Communications, Inc. (a)	33,300	500,166
Red Hat, Inc. (a)	16,300	443,686
Sourcefire, Inc. (a)	22,000	458,700
Sybase, Inc. (a)	100	4,067
VMware, Inc. Class A (a)	7,400	336,034
		8,238,137
TOTAL INFORMATION TECHNOLOGY		35,580,809
MATERIALS - 3.7%
Chemicals - 2.8%
Air Products & Chemicals, Inc.	8,600	653,256
Albemarle Corp.	9,100	325,052
Dow Chemical Co.	38,100	1,032,129
The Mosaic Co.	16,900	904,319
		2,914,756
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.9%
AngloGold Ashanti Ltd. sponsored ADR	8,400	$ 299,796
Newmont Mining Corp.	15,500	664,330
		964,126
TOTAL MATERIALS		3,878,882
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.0%
China Unicom (Hong Kong) Ltd. sponsored ADR	4,400	49,280
Wireless Telecommunication Services - 1.1%
American Tower Corp. Class A (a)	26,200	1,112,190
TOTAL TELECOMMUNICATION SERVICES		1,161,470
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
AES Corp.	11,100	140,193
TOTAL COMMON STOCKS (Cost $100,276,671)		105,211,042
Money Market Funds - 0.8%
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(d) (Cost $819,125)	819,125	819,125
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $101,095,796)		106,030,167
NET OTHER ASSETS - (0.5)%		(522,467)
NET ASSETS - 100%		$ 105,507,700
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,857
Fidelity Securities Lending Cash Central Fund	6,371
Total	$ 10,228
Other Information

The following is a summary of the inputs used, as of January 31, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 13,031,730	$ 13,031,730	$ -	$ -
Consumer Staples	14,807,836	13,381,436	1,426,400	-
Energy	4,462,253	4,462,253	-	-
Financials	6,258,187	6,258,187	-	-
Health Care	15,359,027	15,359,027	-	-
Industrials	10,530,655	10,530,655	-	-
Information Technology	35,580,809	35,580,809	-	-
Materials	3,878,882	3,878,882	-	-
Telecommunication Services	1,161,470	1,161,470	-	-
Utilities	140,193	140,193	-	-
Money Market Funds	819,125	819,125	-	-
Total Investments in Securities:	$ 106,030,167	$ 104,603,767	$ 1,426,400	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.1%
Ireland	2.6%
Israel	1.1%
China	1.0%
Netherlands Antilles	1.0%
Others (individually less than 1%)	5.2%
100.0%
Income Tax Information
At January 31, 2010, the fund had a capital loss carryforward of approximately $43,907,694 of which $35,247,593 and $8,660,101 will expire on January 31, 2017 and 2018, respectively.
The fund intends to elect to defer to its fiscal year ending January 31, 2011 approximately $1,662,664 of losses recognized during the period November 1, 2009 to January 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2010
Assets
Investment in securities, at value (including securities loaned of $796,010) - See accompanying schedule: Unaffiliated issuers (cost $100,276,671)	$ 105,211,042
Fidelity Central Funds (cost $819,125)	819,125
Total Investments (cost $101,095,796)		$ 106,030,167
Receivable for investments sold		1,772,272
Receivable for fund shares sold		209,041
Dividends receivable		39,965
Distributions receivable from Fidelity Central Funds		252
Prepaid expenses		474
Other receivables		1,298
Total assets		108,053,469

Liabilities
Payable to custodian bank	$ 605,421
Payable for investments purchased	905,072
Payable for fund shares redeemed	98,807
Accrued management fee	30,298
Distribution fees payable	4,418
Other affiliated payables	35,795
Other payables and accrued expenses	46,833
Collateral on securities loaned, at value	819,125
Total liabilities		2,545,769

Net Assets		$ 105,507,700
Net Assets consist of:
Paid in capital		$ 146,438,453
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(45,865,158)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,934,405
Net Assets		$ 105,507,700

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2010
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,805,213 ÷ 498,196 shares)	$ 7.64

Maximum offering price per share (100/94.25 of $7.64)	$ 8.11
Class T: Net Asset Value and redemption price per share ($1,547,611 ÷ 203,243 shares)	$ 7.61

Maximum offering price per share (100/96.50 of $7.61)	$ 7.89
Class B: Net Asset Value and offering price per share ($1,465,844 ÷ 193,703 shares)A	$ 7.57

Class C: Net Asset Value and offering price per share ($1,916,562 ÷ 254,815 shares)A	$ 7.52

Large Cap Growth: Net Asset Value, offering price and redemption price per share ($96,661,170 ÷ 12,572,409 shares)	$ 7.69

Institutional Class: Net Asset Value, offering price and redemption price per share ($111,300 ÷ 14,420 shares)	$ 7.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2010
Investment Income
Dividends		$ 1,230,261
Interest		5
Income from Fidelity Central Funds		10,228
Total income		1,240,494

Expenses
Management fee Basic fee	$ 612,596
Performance adjustment	(285,307)
Transfer agent fees	376,401
Distribution fees	42,856
Accounting and security lending fees	42,685
Custodian fees and expenses	16,953
Independent trustees' compensation	742
Registration fees	70,892
Audit	52,906
Legal	586
Miscellaneous	1,945
Total expenses before reductions	933,255
Expense reductions	(15,227)	918,028
Net investment income (loss)		322,466
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,417,491
Foreign currency transactions	2,214
Total net realized gain (loss)		2,419,705
Change in net unrealized appreciation (depreciation) on: Investment securities	22,232,457
Assets and liabilities in foreign currencies	34
Total change in net unrealized appreciation (depreciation)		22,232,491
Net gain (loss)		24,652,196
Net increase (decrease) in net assets resulting from operations		$ 24,974,662

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2010	Year ended January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 322,466	$ 552,980
Net realized gain (loss)	2,419,705	(39,614,848)
Change in net unrealized appreciation (depreciation)	22,232,491	(12,538,618)
Net increase (decrease) in net assets resulting from operations	24,974,662	(51,600,486)
Distributions to shareholders from net investment income	(384,292)	(628,444)
Share transactions - net increase (decrease)	(9,927,613)	(9,063,301)
Total increase (decrease) in net assets	14,662,757	(61,292,231)

Net Assets
Beginning of period	90,844,943	152,137,174
End of period	$ 105,507,700	$ 90,844,943

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.12	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) E	.01	.02	(.03)
Net realized and unrealized gain (loss)	1.53	(3.71)	(.72)
Total from investment operations	1.54	(3.69)	(.75)
Distributions from net investment income	(.02)	(.04)	-
Distributions from net realized gain	-	-	(1.25)
Total distributions	(.02)	(.04)	(1.25)
Net asset value, end of period	$ 7.64	$ 6.12	$ 9.85
Total Return B,C,D	25.14%	(37.49)%	(6.99)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.07%	1.01%	1.20% A
Expenses net of fee waivers, if any	1.07%	1.01%	1.20% A
Expenses net of all reductions	1.06%	1.01%	1.20% A
Net investment income (loss)	.08%	.20%	(.29)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,805	$ 2,159	$ 1,302
Portfolio turnover rate G	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.11	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.02)	(.01)	(.06)
Net realized and unrealized gain (loss)	1.52	(3.70)	(.69)
Total from investment operations	1.50	(3.71)	(.75)
Distributions from net investment income	- J	(.03)	-
Distributions from net realized gain	-	-	(1.25)
Total distributions	- J	(.03)	(1.25)
Net asset value, end of period	$ 7.61	$ 6.11	$ 9.85
Total Return B,C,D	24.60%	(37.71)%	(7.05)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.38%	1.31%	1.47% A
Expenses net of fee waivers, if any	1.38%	1.31%	1.47% A
Expenses net of all reductions	1.36%	1.31%	1.47% A
Net investment income (loss)	(.23)%	(.10)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,548	$ 820	$ 1,097
Portfolio turnover rate G	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.09	$ 9.83	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.05)	(.05)	(.12)
Net realized and unrealized gain (loss)	1.53	(3.69)	(.70)
Total from investment operations	1.48	(3.74)	(.82)
Distributions from net investment income	-	- J	-
Distributions from net realized gain	-	-	(1.20)
Total distributions	-	- J	(1.20)
Net asset value, end of period	$ 7.57	$ 6.09	$ 9.83
Total Return B,C,D	24.30%	(38.01)%	(7.62)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.82%	1.76%	1.99% A
Expenses net of fee waivers, if any	1.82%	1.76%	1.99% A
Expenses net of all reductions	1.80%	1.76%	1.99% A
Net investment income (loss)	(.67)%	(.56)%	(1.07)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,466	$ 815	$ 543
Portfolio turnover rate G	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.06	$ 9.82	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.05)	(.04)	(.11)
Net realized and unrealized gain (loss)	1.51	(3.69)	(.70)
Total from investment operations	1.46	(3.73)	(.81)
Distributions from net investment income	-	(.03)	-
Distributions from net realized gain	-	-	(1.22)
Total distributions	-	(.03)	(1.22)
Net asset value, end of period	$ 7.52	$ 6.06	$ 9.82
Total Return B,C,D	24.09%	(37.98)%	(7.54)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.82%	1.77%	1.96% A
Expenses net of fee waivers, if any	1.82%	1.77%	1.96% A
Expenses net of all reductions	1.80%	1.77%	1.96% A
Net investment income (loss)	(.67)%	(.57)%	(1.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,917	$ 1,441	$ 945
Portfolio turnover rate G	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Growth

Years ended January 31,

2010

2009

2008

2007

2006

Selected Per-Share Data
Net asset value, beginning of period	$ 6.15	$ 9.89	$ 11.92	$ 11.82	$ 10.17
Income from Investment Operations
Net investment income (loss) B	.02	.04	(.01)	- H	.02 E
Net realized and unrealized gain (loss)	1.55	(3.73)	(.77)	.37	1.87
Total from investment operations	1.57	(3.69)	(.78)	.37	1.89
Distributions from net investment income	(.03)	(.05)	-	(.01)	-
Distributions from net realized gain	-	-	(1.25)	(.26)	(.24)
Total distributions	(.03)	(.05)	(1.25)	(.27)	(.24)
Redemption fees added to paid in capital B	-	-	-	- G,H	-H
Net asset value, end of period	$ 7.69	$ 6.15	$ 9.89	$ 11.92	$ 11.82
Total Return A	25.50%	(37.36)%	(7.26)%	3.20%	18.66%
Ratios to Average Net Assets C,F
Expenses before reductions	.81%	.75%	1.03%	1.10%	1.12%
Expenses net of fee waivers, if any	.81%	.74%	.99%	1.00%	1.00%
Expenses net of all reductions	.80%	.74%	.98%	.99%	.94%
Net investment income (loss)	.34%	.47%	(.07)%	.02%	.15% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 96,661	$ 85,332	$ 147,864	$ 183,515	$ 157,513
Portfolio turnover rate D	342%	355%	428%	189%	268%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend the ratio of net investment income (loss) to average net assets would have been (.07)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The redemption fee was eliminated during the year ended January 31, 2007.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,

2010

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.18	$ 9.88	$ 11.85
Income from Investment Operations
Net investment income (loss) D	.03	.04	- I
Net realized and unrealized gain (loss)	1.54	(3.72)	(.70)
Total from investment operations	1.57	(3.68)	(.70)
Distributions from net investment income	(.03)	(.02)	-
Distributions from net realized gain	-	-	(1.27)
Total distributions	(.03)	(.02)	(1.27)
Net asset value, end of period	$ 7.72	$ 6.18	$ 9.88
Total Return B,C	25.42%	(37.29)%	(6.64)%
Ratios to Average Net Assets E,H
Expenses before reductions	.76%	.68%	.88% A
Expenses net of fee waivers, if any	.76%	.68%	.88% A
Expenses net of all reductions	.74%	.68%	.88% A
Net investment income (loss)	.39%	.52%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 111	$ 277	$ 386
Portfolio turnover rate F	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2010

1. Organization.

Fidelity Large Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Large Cap Growth and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,754,688
Gross unrealized depreciation	(2,115,117)
Net unrealized appreciation (depreciation)	$ 4,639,571

Tax Cost	$ 101,390,596

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (43,907,694)
Net unrealized appreciation (depreciation)	$ 4,639,605

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	January 31, 2010	January 31, 2009
Ordinary Income	$ 384,292	$ 628,444

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $362,997,737 and $372,037,897, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Large Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .30% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 7,458	$ 49
Class T	.25%	.25%	6,030	20
Class B	.75%	.25%	12,480	9,359
Class C	.75%	.25%	16,888	6,274
			$ 42,856	$ 15,702

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,658
Class T	1,589
Class B*	3,164
Class C*	284
$ 12,695

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,398.35
Class T	4,900.41
Class B	4,341.35
Class C	5,841.35
Large Cap Growth	350,553.34
Institutional Class	368.29
	$ 376,401

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,778 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $566 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $6,371.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $15,227 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2010	2009
From net investment income
Class A	$ 8,479	$ 9,774
Class T	571	2,782
Class B	-	466
Class C	-	8,869
Large Cap Growth	374,803	606,381
Institutional Class	439	172
Total	$ 384,292	$ 628,444

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2010	2009	2010	2009
Class A
Shares sold	327,406	414,086	$ 2,312,604	$ 3,162,715
Reinvestment of distributions	1,059	1,520	8,359	9,529
Shares redeemed	(183,059)	(194,988)	(1,292,164)	(1,396,004)
Net increase (decrease)	145,406	220,618	$ 1,028,799	$ 1,776,240
Class T
Shares sold	100,987	113,152	$ 713,118	$ 859,518
Reinvestment of distributions	68	433	533	2,713
Shares redeemed	(32,038)	(90,807)	(224,923)	(834,766)
Net increase (decrease)	69,017	22,778	$ 488,728	$ 27,465
Class B
Shares sold	107,177	104,839	$ 710,844	$ 787,932
Reinvestment of distributions	-	70	-	441
Shares redeemed	(47,262)	(26,358)	(331,301)	(226,449)
Net increase (decrease)	59,915	78,551	$ 379,543	$ 561,924
Class C
Shares sold	165,483	337,839	$ 1,155,533	$ 2,280,306
Reinvestment of distributions	-	776	-	4,819
Shares redeemed	(148,613)	(196,903)	(1,029,269)	(1,364,771)
Net increase (decrease)	16,870	141,712	$ 126,264	$ 920,354
Large Cap Growth
Shares sold	6,708,528	5,900,959	$ 46,276,903	$ 48,153,094
Reinvestment of distributions	46,579	94,678	369,900	596,470
Shares redeemed	(8,052,386)	(7,073,256)	(58,411,389)	(61,097,033)
Net increase (decrease)	(1,297,279)	(1,077,619)	$ (11,764,586)	$ (12,347,469)
Institutional Class
Shares sold	9,588	45,727	$ 71,684	$ 332,736
Reinvestment of distributions	51	19	403	119
Shares redeemed	(40,138)	(39,895)	(258,448)	(334,670)
Net increase (decrease)	(30,499)	5,851	$ (186,361)	$ (1,815)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Large Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities, and contractual arrangements and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1985

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class A designates 100% and Class T designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% and Class T designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

ALCG-UANN-0310
1.900740.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Large Cap Growth
Fund - Institutional Class

Annual Report

January 31, 2010

Institutional Class is a class of
Fidelity® Large Cap Growth Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 stalled in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2010
Past 1 year

Past 5 years

Life of fundA

Institutional Class B	25.42%	-2.22%	-1.15%

A From November 15, 2001.

B The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Large Cap Growth Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Growth Fund - Institutional Class on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Coming off one of its most dramatic turnarounds ever in 2009, the U.S. stock market gave back some gains as 2010 began. The rally that started in March of last year and continued through December was dampened a bit in January, when equities experienced some volatility. As the 12-month period began, U.S. stocks were sustaining significant declines amid fallout from the global financial crisis. However, in early March, companies hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement as both sharp cost cutting and unprecedented government intervention began to take hold. As profits improved, investors' appetite for equities returned. From March 9 through the end of '09, a roughly 65% rise in the S&P 500® Index wiped out the period's earlier losses. The slow start to 2010 did not prevent the major indexes from registering robust gains for the year ending January 31, 2010, as the S&P 500® advanced 33.14% and the Nasdaq Composite® Index rose 46.89%. Also during the period, the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 35.29%. On the capitalization and style spectrums, mid-cap stocks bested small-caps and large-caps, while growth-oriented equities outperformed value stocks.

Comments from Jeffrey Feingold, who became Portfolio Manager of Fidelity Advisor Large Cap Growth Fund on November 1, 2009: For the 12 months ending January 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 25.14%, 24.60%, 24.30% and 24.09%, respectively (excluding sales charges). This performance lagged the 37.85% return of the Russell® 1000 Growth Index. Stock selection detracted from relative results, with the biggest losses coming from information technology, consumer discretionary, financials and industrials. Detractors included oil refiner Sunoco, which declined sharply as industry capacity exceeded demand, and University of Phoenix parent Apollo Group, which fell amid news the U.S. government was investigating the company's accounting practices. Elsewhere, biotechnology firm Biogen Idec lagged as investors shifted away from defensive sectors and new concerns surfaced about its multiple sclerosis drug, Tysabri, while defense contractor Lockheed Martin fell after reporting disappointing earnings and then lowering earnings projections. Security selection was helpful in both health care and materials. Of note was biotechnology company Genentech, which rose on news it would be acquired by Swiss pharmaceutical firm Roche Holding. An underweighting in integrated energy company Exxon Mobil was also helpful, as investors shifted into more-aggressive names and the stock declined. Some of these best and worst performers were no longer in the fund at period end.

Comments from Jeffrey Feingold, who became Portfolio Manager of Fidelity Advisor Large Cap Growth Fund on November 1, 2009: For the 12 months ending January 31, 2010, the fund's Institutional Class shares returned 25.42%. This performance lagged the 37.85% return of the Russell® 1000 Growth Index. Stock selection detracted from relative results, with the biggest losses coming from information technology, consumer discretionary, financials and industrials. Detractors included oil refiner Sunoco, which declined sharply as industry capacity exceeded demand, and University of Phoenix parent Apollo Group, which fell amid news the U.S. government was investigating the company's accounting practices. Elsewhere, biotechnology firm Biogen Idec lagged as investors shifted away from defensive sectors and new concerns surfaced about its multiple sclerosis drug, Tysabri, while defense contractor Lockheed Martin fell after reporting disappointing earnings and then lowering earnings projections. Security selection was helpful in both health care and materials. Of note was biotechnology company Genentech, which rose on news it would be acquired by Swiss pharmaceutical firm Roche Holding. An underweighting in integrated energy company Exxon Mobil was also helpful, as investors shifted into more-aggressive names and the stock declined. Some of these best and worst performers were no longer in the fund at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 to January 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During Period* August 1, 2009 to January 31, 2010
Class A	1.05%
Actual		$ 1,000.00	$ 1,047.70	$ 5.42
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Class T	1.36%
Actual		$ 1,000.00	$ 1,044.30	$ 7.01
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Class B	1.81%
Actual		$ 1,000.00	$ 1,044.10	$ 9.33
HypotheticalA		$ 1,000.00	$ 1,016.08	$ 9.20
Class C	1.81%
Actual		$ 1,000.00	$ 1,043.00	$ 9.32
HypotheticalA		$ 1,000.00	$ 1,016.08	$ 9.20
Large Cap Growth	.80%
Actual		$ 1,000.00	$ 1,048.70	$ 4.13
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.08
Institutional Class	.73%
Actual		$ 1,000.00	$ 1,048.80	$ 3.77
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	5.0	0.0
Apple, Inc.	5.0	4.6
Google, Inc. Class A	4.4	1.4
Amazon.com, Inc.	2.5	0.0
Cisco Systems, Inc.	2.4	5.0
Procter & Gamble Co.	2.3	0.0
Tempur-Pedic International, Inc.	2.2	0.0
Wal-Mart Stores, Inc.	2.1	4.9
Covidien PLC	2.0	0.0
United Technologies Corp.	1.6	0.0
	29.5
Top Five Market Sectors as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.7	32.2
Health Care	14.6	17.2
Consumer Staples	14.0	15.6
Consumer Discretionary	12.4	10.3
Industrials	10.0	10.4
Asset Allocation (% of fund's net assets)
As of January 31, 2010*		As of July 31, 2009**
	Stocks 99.7%		Stocks 99.3%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.7%
* Foreign investments	10.9%	** Foreign investments	5.4%

Annual Report

Investments January 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
CONSUMER DISCRETIONARY - 12.4%
Auto Components - 0.7%
Johnson Controls, Inc.	26,600	$ 740,278
Hotels, Restaurants & Leisure - 2.4%
McDonald's Corp.	19,200	1,198,656
Starbucks Corp. (a)	40,700	886,853
Starwood Hotels & Resorts Worldwide, Inc.	8,000	266,560
Wyndham Worldwide Corp.	10,300	216,197
		2,568,266
Household Durables - 2.4%
iRobot Corp. (a)	13,800	218,040
Tempur-Pedic International, Inc. (a)	94,200	2,344,638
		2,562,678
Internet & Catalog Retail - 2.5%
Amazon.com, Inc. (a)	20,900	2,621,069
Multiline Retail - 0.4%
Target Corp.	7,100	364,017
Specialty Retail - 1.1%
Best Buy Co., Inc.	7,000	256,550
Sally Beauty Holdings, Inc. (a)	62,800	523,752
Staples, Inc.	16,500	387,090
		1,167,392
Textiles, Apparel & Luxury Goods - 2.9%
Deckers Outdoor Corp. (a)	15,500	1,521,635
Phillips-Van Heusen Corp.	15,500	608,995
Polo Ralph Lauren Corp. Class A	10,700	877,400
		3,008,030
TOTAL CONSUMER DISCRETIONARY		13,031,730
CONSUMER STAPLES - 14.0%
Beverages - 2.9%
Anheuser-Busch InBev SA NV	14,982	747,605
PepsiCo, Inc.	11,600	691,592
The Coca-Cola Co.	30,800	1,670,900
		3,110,097
Food & Staples Retailing - 4.4%
Costco Wholesale Corp.	12,000	689,160
Wal-Mart Stores, Inc.	41,300	2,206,659
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Walgreen Co.	29,700	$ 1,070,685
Whole Foods Market, Inc. (a)(c)	23,100	628,782
		4,595,286
Food Products - 3.1%
Bunge Ltd.	11,100	652,569
Calavo Growers, Inc.	10,700	179,332
Danone	11,871	678,795
Nestle SA sponsored ADR	15,800	750,658
The J.M. Smucker Co.	14,900	895,043
Tingyi (Cayman Island) Holding Corp.	66,000	142,814
		3,299,211
Household Products - 2.3%
Procter & Gamble Co.	38,900	2,394,295
Personal Products - 1.3%
Avon Products, Inc.	26,500	798,710
BaWang International (Group) Holding Ltd.	89,000	51,470
Hengan International Group Co. Ltd.	24,000	160,743
Mead Johnson Nutrition Co. Class A	8,800	398,024
		1,408,947
TOTAL CONSUMER STAPLES		14,807,836
ENERGY - 4.2%
Energy Equipment & Services - 1.0%
Schlumberger Ltd.	17,400	1,104,204
Oil, Gas & Consumable Fuels - 3.2%
Arch Coal, Inc.	10,700	225,449
Chesapeake Energy Corp.	11,600	287,448
Exxon Mobil Corp.	15,400	992,222
Massey Energy Co.	10,900	419,868
Occidental Petroleum Corp.	14,300	1,120,262
Range Resources Corp.	6,800	312,800
		3,358,049
TOTAL ENERGY		4,462,253
FINANCIALS - 5.9%
Capital Markets - 1.1%
Bank of New York Mellon Corp.	4,000	116,360
Goldman Sachs Group, Inc.	2,000	297,440
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	24,600	$ 658,788
Northern Trust Corp.	2,200	111,144
		1,183,732
Commercial Banks - 1.2%
M&T Bank Corp.	800	59,000
PNC Financial Services Group, Inc.	7,200	399,096
Wells Fargo & Co.	29,400	835,842
		1,293,938
Consumer Finance - 0.6%
American Express Co.	16,100	606,326
Diversified Financial Services - 2.0%
Bank of America Corp.	37,000	561,660
CME Group, Inc.	3,900	1,118,598
JPMorgan Chase & Co.	11,000	428,340
		2,108,598
Real Estate Management & Development - 1.0%
Henderson Land Development Co. Ltd.	14,000	88,628
Jones Lang LaSalle, Inc.	15,600	889,356
Yanlord Land Group Ltd.	70,000	87,609
		1,065,593
TOTAL FINANCIALS		6,258,187
HEALTH CARE - 14.6%
Biotechnology - 2.8%
Alexion Pharmaceuticals, Inc. (a)	10,000	463,700
Amgen, Inc. (a)	19,700	1,152,056
Biogen Idec, Inc. (a)	15,800	849,092
United Therapeutics Corp. (a)	9,100	542,087
		3,006,935
Health Care Equipment & Supplies - 3.2%
Covidien PLC	40,400	2,042,624
ev3, Inc. (a)	9,800	142,884
Inverness Medical Innovations, Inc. (a)	27,800	1,122,286
Mako Surgical Corp. (a)	1,800	20,664
		3,328,458
Health Care Providers & Services - 2.7%
CIGNA Corp.	10,300	347,831
Express Scripts, Inc. (a)	11,000	922,460
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Medco Health Solutions, Inc. (a)	19,900	$ 1,223,452
UnitedHealth Group, Inc.	9,600	316,800
		2,810,543
Health Care Technology - 1.5%
Cerner Corp. (a)	20,500	1,550,825
Life Sciences Tools & Services - 0.5%
QIAGEN NV (a)	23,700	515,712
Pharmaceuticals - 3.9%
Allergan, Inc.	27,700	1,592,750
Cadence Pharmaceuticals, Inc. (a)	22,600	225,096
Johnson & Johnson	15,100	949,186
King Pharmaceuticals, Inc. (a)	200	2,402
Teva Pharmaceutical Industries Ltd. sponsored ADR	20,900	1,185,448
ViroPharma, Inc. (a)	19,400	191,672
		4,146,554
TOTAL HEALTH CARE		15,359,027
INDUSTRIALS - 10.0%
Aerospace & Defense - 4.3%
Alliant Techsystems, Inc. (a)	900	71,073
Honeywell International, Inc.	22,400	865,536
Precision Castparts Corp.	13,200	1,389,300
Raytheon Co.	10,600	555,758
United Technologies Corp.	25,200	1,700,496
		4,582,163
Airlines - 0.5%
Southwest Airlines Co.	44,300	501,919
Construction & Engineering - 0.2%
Fluor Corp.	4,600	208,564
Electrical Equipment - 0.7%
American Superconductor Corp. (a)	8,400	319,368
First Solar, Inc. (a)(c)	1,600	181,280
Rockwell Automation, Inc.	4,400	212,256
		712,904
Machinery - 2.3%
Bucyrus International, Inc. Class A	3,000	157,140
Caterpillar, Inc.	11,800	616,432
Cummins, Inc.	11,700	528,372
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Danaher Corp.	6,700	$ 478,045
Ingersoll-Rand Co. Ltd.	18,100	587,526
		2,367,515
Professional Services - 0.4%
Robert Half International, Inc.	16,600	446,872
Road & Rail - 1.6%
CSX Corp.	13,800	591,468
Union Pacific Corp.	18,500	1,119,250
		1,710,718
TOTAL INDUSTRIALS		10,530,655
INFORMATION TECHNOLOGY - 33.7%
Communications Equipment - 4.7%
Cisco Systems, Inc. (a)	111,900	2,514,393
Juniper Networks, Inc. (a)	47,900	1,189,357
QUALCOMM, Inc.	32,500	1,273,675
		4,977,425
Computers & Peripherals - 7.6%
Apple, Inc. (a)	27,400	5,264,088
Hewlett-Packard Co.	36,100	1,699,227
Seagate Technology	23,000	384,790
Western Digital Corp. (a)	16,800	638,232
		7,986,337
Electronic Equipment & Components - 1.2%
Agilent Technologies, Inc.	24,800	695,144
Ingram Micro, Inc. Class A (a)	32,400	547,560
		1,242,704
Internet Software & Services - 6.2%
Baidu.com, Inc. sponsored ADR (a)	1,300	535,223
eBay, Inc. (a)	37,700	867,854
Google, Inc. Class A (a)	8,700	4,605,954
NetEase.com, Inc. sponsored ADR (a)	5,900	193,520
Tencent Holdings Ltd.	20,400	381,517
		6,584,068
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 2.1%
Cognizant Technology Solutions Corp. Class A (a)	25,900	$ 1,130,794
MasterCard, Inc. Class A	4,500	1,124,550
		2,255,344
Semiconductors & Semiconductor Equipment - 4.1%
ASML Holding NV (NY Shares)	6,000	187,500
Intel Corp.	84,600	1,641,240
KLA-Tencor Corp.	6,200	174,840
Lam Research Corp. (a)	6,700	221,167
Marvell Technology Group Ltd. (a)	20,300	353,829
NVIDIA Corp. (a)	56,600	871,074
Omnivision Technologies, Inc. (a)	24,400	314,760
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	52,400	532,384
		4,296,794
Software - 7.8%
Adobe Systems, Inc. (a)	10,700	345,610
Citrix Systems, Inc. (a)	13,800	573,390
Informatica Corp. (a)	12,000	284,280
Microsoft Corp.	187,800	5,292,204
Nuance Communications, Inc. (a)	33,300	500,166
Red Hat, Inc. (a)	16,300	443,686
Sourcefire, Inc. (a)	22,000	458,700
Sybase, Inc. (a)	100	4,067
VMware, Inc. Class A (a)	7,400	336,034
		8,238,137
TOTAL INFORMATION TECHNOLOGY		35,580,809
MATERIALS - 3.7%
Chemicals - 2.8%
Air Products & Chemicals, Inc.	8,600	653,256
Albemarle Corp.	9,100	325,052
Dow Chemical Co.	38,100	1,032,129
The Mosaic Co.	16,900	904,319
		2,914,756
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.9%
AngloGold Ashanti Ltd. sponsored ADR	8,400	$ 299,796
Newmont Mining Corp.	15,500	664,330
		964,126
TOTAL MATERIALS		3,878,882
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.0%
China Unicom (Hong Kong) Ltd. sponsored ADR	4,400	49,280
Wireless Telecommunication Services - 1.1%
American Tower Corp. Class A (a)	26,200	1,112,190
TOTAL TELECOMMUNICATION SERVICES		1,161,470
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
AES Corp.	11,100	140,193
TOTAL COMMON STOCKS (Cost $100,276,671)		105,211,042
Money Market Funds - 0.8%
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(d) (Cost $819,125)	819,125	819,125
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $101,095,796)		106,030,167
NET OTHER ASSETS - (0.5)%		(522,467)
NET ASSETS - 100%		$ 105,507,700
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,857
Fidelity Securities Lending Cash Central Fund	6,371
Total	$ 10,228
Other Information

The following is a summary of the inputs used, as of January 31, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 13,031,730	$ 13,031,730	$ -	$ -
Consumer Staples	14,807,836	13,381,436	1,426,400	-
Energy	4,462,253	4,462,253	-	-
Financials	6,258,187	6,258,187	-	-
Health Care	15,359,027	15,359,027	-	-
Industrials	10,530,655	10,530,655	-	-
Information Technology	35,580,809	35,580,809	-	-
Materials	3,878,882	3,878,882	-	-
Telecommunication Services	1,161,470	1,161,470	-	-
Utilities	140,193	140,193	-	-
Money Market Funds	819,125	819,125	-	-
Total Investments in Securities:	$ 106,030,167	$ 104,603,767	$ 1,426,400	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.1%
Ireland	2.6%
Israel	1.1%
China	1.0%
Netherlands Antilles	1.0%
Others (individually less than 1%)	5.2%
100.0%
Income Tax Information
At January 31, 2010, the fund had a capital loss carryforward of approximately $43,907,694 of which $35,247,593 and $8,660,101 will expire on January 31, 2017 and 2018, respectively.
The fund intends to elect to defer to its fiscal year ending January 31, 2011 approximately $1,662,664 of losses recognized during the period November 1, 2009 to January 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2010
Assets
Investment in securities, at value (including securities loaned of $796,010) - See accompanying schedule: Unaffiliated issuers (cost $100,276,671)	$ 105,211,042
Fidelity Central Funds (cost $819,125)	819,125
Total Investments (cost $101,095,796)		$ 106,030,167
Receivable for investments sold		1,772,272
Receivable for fund shares sold		209,041
Dividends receivable		39,965
Distributions receivable from Fidelity Central Funds		252
Prepaid expenses		474
Other receivables		1,298
Total assets		108,053,469

Liabilities
Payable to custodian bank	$ 605,421
Payable for investments purchased	905,072
Payable for fund shares redeemed	98,807
Accrued management fee	30,298
Distribution fees payable	4,418
Other affiliated payables	35,795
Other payables and accrued expenses	46,833
Collateral on securities loaned, at value	819,125
Total liabilities		2,545,769

Net Assets		$ 105,507,700
Net Assets consist of:
Paid in capital		$ 146,438,453
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(45,865,158)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,934,405
Net Assets		$ 105,507,700

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2010
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,805,213 ÷ 498,196 shares)	$ 7.64

Maximum offering price per share (100/94.25 of $7.64)	$ 8.11
Class T: Net Asset Value and redemption price per share ($1,547,611 ÷ 203,243 shares)	$ 7.61

Maximum offering price per share (100/96.50 of $7.61)	$ 7.89
Class B: Net Asset Value and offering price per share ($1,465,844 ÷ 193,703 shares)A	$ 7.57

Class C: Net Asset Value and offering price per share ($1,916,562 ÷ 254,815 shares)A	$ 7.52

Large Cap Growth: Net Asset Value, offering price and redemption price per share ($96,661,170 ÷ 12,572,409 shares)	$ 7.69

Institutional Class: Net Asset Value, offering price and redemption price per share ($111,300 ÷ 14,420 shares)	$ 7.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2010
Investment Income
Dividends		$ 1,230,261
Interest		5
Income from Fidelity Central Funds		10,228
Total income		1,240,494

Expenses
Management fee Basic fee	$ 612,596
Performance adjustment	(285,307)
Transfer agent fees	376,401
Distribution fees	42,856
Accounting and security lending fees	42,685
Custodian fees and expenses	16,953
Independent trustees' compensation	742
Registration fees	70,892
Audit	52,906
Legal	586
Miscellaneous	1,945
Total expenses before reductions	933,255
Expense reductions	(15,227)	918,028
Net investment income (loss)		322,466
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,417,491
Foreign currency transactions	2,214
Total net realized gain (loss)		2,419,705
Change in net unrealized appreciation (depreciation) on: Investment securities	22,232,457
Assets and liabilities in foreign currencies	34
Total change in net unrealized appreciation (depreciation)		22,232,491
Net gain (loss)		24,652,196
Net increase (decrease) in net assets resulting from operations		$ 24,974,662

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2010	Year ended January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 322,466	$ 552,980
Net realized gain (loss)	2,419,705	(39,614,848)
Change in net unrealized appreciation (depreciation)	22,232,491	(12,538,618)
Net increase (decrease) in net assets resulting from operations	24,974,662	(51,600,486)
Distributions to shareholders from net investment income	(384,292)	(628,444)
Share transactions - net increase (decrease)	(9,927,613)	(9,063,301)
Total increase (decrease) in net assets	14,662,757	(61,292,231)

Net Assets
Beginning of period	90,844,943	152,137,174
End of period	$ 105,507,700	$ 90,844,943

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.12	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) E	.01	.02	(.03)
Net realized and unrealized gain (loss)	1.53	(3.71)	(.72)
Total from investment operations	1.54	(3.69)	(.75)
Distributions from net investment income	(.02)	(.04)	-
Distributions from net realized gain	-	-	(1.25)
Total distributions	(.02)	(.04)	(1.25)
Net asset value, end of period	$ 7.64	$ 6.12	$ 9.85
Total Return B,C,D	25.14%	(37.49)%	(6.99)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.07%	1.01%	1.20% A
Expenses net of fee waivers, if any	1.07%	1.01%	1.20% A
Expenses net of all reductions	1.06%	1.01%	1.20% A
Net investment income (loss)	.08%	.20%	(.29)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,805	$ 2,159	$ 1,302
Portfolio turnover rate G	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.11	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.02)	(.01)	(.06)
Net realized and unrealized gain (loss)	1.52	(3.70)	(.69)
Total from investment operations	1.50	(3.71)	(.75)
Distributions from net investment income	- J	(.03)	-
Distributions from net realized gain	-	-	(1.25)
Total distributions	- J	(.03)	(1.25)
Net asset value, end of period	$ 7.61	$ 6.11	$ 9.85
Total Return B,C,D	24.60%	(37.71)%	(7.05)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.38%	1.31%	1.47% A
Expenses net of fee waivers, if any	1.38%	1.31%	1.47% A
Expenses net of all reductions	1.36%	1.31%	1.47% A
Net investment income (loss)	(.23)%	(.10)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,548	$ 820	$ 1,097
Portfolio turnover rate G	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.09	$ 9.83	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.05)	(.05)	(.12)
Net realized and unrealized gain (loss)	1.53	(3.69)	(.70)
Total from investment operations	1.48	(3.74)	(.82)
Distributions from net investment income	-	- J	-
Distributions from net realized gain	-	-	(1.20)
Total distributions	-	- J	(1.20)
Net asset value, end of period	$ 7.57	$ 6.09	$ 9.83
Total Return B,C,D	24.30%	(38.01)%	(7.62)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.82%	1.76%	1.99% A
Expenses net of fee waivers, if any	1.82%	1.76%	1.99% A
Expenses net of all reductions	1.80%	1.76%	1.99% A
Net investment income (loss)	(.67)%	(.56)%	(1.07)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,466	$ 815	$ 543
Portfolio turnover rate G	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.06	$ 9.82	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.05)	(.04)	(.11)
Net realized and unrealized gain (loss)	1.51	(3.69)	(.70)
Total from investment operations	1.46	(3.73)	(.81)
Distributions from net investment income	-	(.03)	-
Distributions from net realized gain	-	-	(1.22)
Total distributions	-	(.03)	(1.22)
Net asset value, end of period	$ 7.52	$ 6.06	$ 9.82
Total Return B,C,D	24.09%	(37.98)%	(7.54)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.82%	1.77%	1.96% A
Expenses net of fee waivers, if any	1.82%	1.77%	1.96% A
Expenses net of all reductions	1.80%	1.77%	1.96% A
Net investment income (loss)	(.67)%	(.57)%	(1.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,917	$ 1,441	$ 945
Portfolio turnover rate G	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Growth

Years ended January 31,

2010

2009

2008

2007

2006

Selected Per-Share Data
Net asset value, beginning of period	$ 6.15	$ 9.89	$ 11.92	$ 11.82	$ 10.17
Income from Investment Operations
Net investment income (loss) B	.02	.04	(.01)	- H	.02 E
Net realized and unrealized gain (loss)	1.55	(3.73)	(.77)	.37	1.87
Total from investment operations	1.57	(3.69)	(.78)	.37	1.89
Distributions from net investment income	(.03)	(.05)	-	(.01)	-
Distributions from net realized gain	-	-	(1.25)	(.26)	(.24)
Total distributions	(.03)	(.05)	(1.25)	(.27)	(.24)
Redemption fees added to paid in capital B	-	-	-	- G,H	-H
Net asset value, end of period	$ 7.69	$ 6.15	$ 9.89	$ 11.92	$ 11.82
Total Return A	25.50%	(37.36)%	(7.26)%	3.20%	18.66%
Ratios to Average Net Assets C,F
Expenses before reductions	.81%	.75%	1.03%	1.10%	1.12%
Expenses net of fee waivers, if any	.81%	.74%	.99%	1.00%	1.00%
Expenses net of all reductions	.80%	.74%	.98%	.99%	.94%
Net investment income (loss)	.34%	.47%	(.07)%	.02%	.15% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 96,661	$ 85,332	$ 147,864	$ 183,515	$ 157,513
Portfolio turnover rate D	342%	355%	428%	189%	268%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend the ratio of net investment income (loss) to average net assets would have been (.07)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The redemption fee was eliminated during the year ended January 31, 2007.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,

2010

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.18	$ 9.88	$ 11.85
Income from Investment Operations
Net investment income (loss) D	.03	.04	- I
Net realized and unrealized gain (loss)	1.54	(3.72)	(.70)
Total from investment operations	1.57	(3.68)	(.70)
Distributions from net investment income	(.03)	(.02)	-
Distributions from net realized gain	-	-	(1.27)
Total distributions	(.03)	(.02)	(1.27)
Net asset value, end of period	$ 7.72	$ 6.18	$ 9.88
Total Return B,C	25.42%	(37.29)%	(6.64)%
Ratios to Average Net Assets E,H
Expenses before reductions	.76%	.68%	.88% A
Expenses net of fee waivers, if any	.76%	.68%	.88% A
Expenses net of all reductions	.74%	.68%	.88% A
Net investment income (loss)	.39%	.52%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 111	$ 277	$ 386
Portfolio turnover rate F	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2010

1. Organization.

Fidelity Large Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Large Cap Growth and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,754,688
Gross unrealized depreciation	(2,115,117)
Net unrealized appreciation (depreciation)	$ 4,639,571

Tax Cost	$ 101,390,596

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (43,907,694)
Net unrealized appreciation (depreciation)	$ 4,639,605

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	January 31, 2010	January 31, 2009
Ordinary Income	$ 384,292	$ 628,444

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $362,997,737 and $372,037,897, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Large Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .30% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 7,458	$ 49
Class T	.25%	.25%	6,030	20
Class B	.75%	.25%	12,480	9,359
Class C	.75%	.25%	16,888	6,274
			$ 42,856	$ 15,702

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,658
Class T	1,589
Class B*	3,164
Class C*	284
$ 12,695

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,398.35
Class T	4,900.41
Class B	4,341.35
Class C	5,841.35
Large Cap Growth	350,553.34
Institutional Class	368.29
	$ 376,401

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,778 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $566 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $6,371.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $15,227 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2010	2009
From net investment income
Class A	$ 8,479	$ 9,774
Class T	571	2,782
Class B	-	466
Class C	-	8,869
Large Cap Growth	374,803	606,381
Institutional Class	439	172
Total	$ 384,292	$ 628,444

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2010	2009	2010	2009
Class A
Shares sold	327,406	414,086	$ 2,312,604	$ 3,162,715
Reinvestment of distributions	1,059	1,520	8,359	9,529
Shares redeemed	(183,059)	(194,988)	(1,292,164)	(1,396,004)
Net increase (decrease)	145,406	220,618	$ 1,028,799	$ 1,776,240
Class T
Shares sold	100,987	113,152	$ 713,118	$ 859,518
Reinvestment of distributions	68	433	533	2,713
Shares redeemed	(32,038)	(90,807)	(224,923)	(834,766)
Net increase (decrease)	69,017	22,778	$ 488,728	$ 27,465
Class B
Shares sold	107,177	104,839	$ 710,844	$ 787,932
Reinvestment of distributions	-	70	-	441
Shares redeemed	(47,262)	(26,358)	(331,301)	(226,449)
Net increase (decrease)	59,915	78,551	$ 379,543	$ 561,924
Class C
Shares sold	165,483	337,839	$ 1,155,533	$ 2,280,306
Reinvestment of distributions	-	776	-	4,819
Shares redeemed	(148,613)	(196,903)	(1,029,269)	(1,364,771)
Net increase (decrease)	16,870	141,712	$ 126,264	$ 920,354
Large Cap Growth
Shares sold	6,708,528	5,900,959	$ 46,276,903	$ 48,153,094
Reinvestment of distributions	46,579	94,678	369,900	596,470
Shares redeemed	(8,052,386)	(7,073,256)	(58,411,389)	(61,097,033)
Net increase (decrease)	(1,297,279)	(1,077,619)	$ (11,764,586)	$ (12,347,469)
Institutional Class
Shares sold	9,588	45,727	$ 71,684	$ 332,736
Reinvestment of distributions	51	19	403	119
Shares redeemed	(40,138)	(39,895)	(258,448)	(334,670)
Net increase (decrease)	(30,499)	5,851	$ (186,361)	$ (1,815)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Large Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities, and contractual arrangements and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1985

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

ALCGI-UANN-0310
1.900735.100

Fidelity®
Large Cap Value
Fund

Annual Report

January 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 stalled in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2010
Past 1 year

Past 5 years

Life of fund A

Fidelity® Large Cap Value Fund	26.21%	-1.60%	1.69%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Value Fund, a class of the fund, on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Coming off one of its most dramatic turnarounds ever in 2009, the U.S. stock market gave back some gains as 2010 began. The rally that started in March of last year and continued through December was dampened a bit in January, when equities experienced some volatility. As the 12-month period began, U.S. stocks were sustaining significant declines amid fallout from the global financial crisis. However, in early March, companies hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement as both sharp cost cutting and unprecedented government intervention began to take hold. As profits improved, investors' appetite for equities returned. From March 9 through the end of '09, a roughly 65% rise in the S&P 500® wiped out the period's earlier losses. The slow start to 2010 did not prevent the major indexes from registering robust gains for the year ending January 31, 2010, as the S&P 500® advanced 33.14% and the Nasdaq Composite® Index rose 46.89%. Also during the period, the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 35.29%. On the capitalization and style spectrums, mid-cap stocks bested small-caps and large-caps, while growth-oriented equities outperformed value stocks.

Comments from Bruce Dirks, Portfolio Manager of Fidelity® Large Cap Value Fund: For the year ending January 31, 2010, the fund's Retail Class shares returned 26.21%, trailing the benchmark Russell 1000® Value Index, which advanced 31.44%. The equity market's recovery during the period was led largely by the stocks of weak, unprofitable companies that were punished the most during 2008. I typically avoid these types of stocks and, as a result, the fund was unable to keep pace amid the "flight to risk" that accelerated as the period progressed, before running out of steam during the final month. Stock picks in consumer discretionary, consumer staples, technology, industrials, energy and telecommunication services detracted from performance. Subpar stock selection in consumer staples was partially offset by underweighting this lagging sector. Market positioning in consumer discretionary dampened returns. Detractors included overweighting weak-performing oil and gas refiner Sunoco, untimely trading in the stock of wireless communications provider Sprint Nextel and not holding automaker Ford Motor, which dramatically outperformed the index. I sold Sunoco during the period. Stock selection in financials, health care and materials contributed the most, although the benefit of good stock picking in financials was offset by adverse market positioning in the sector. Top-contributing holdings included bank holding company Wells Fargo and home-appliance maker Whirlpool.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 to January 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During Period* August 1, 2009 to January 31, 2010
Class A	1.15%
Actual		$ 1,000.00	$ 1,090.70	$ 6.06
Hypothetical A		$ 1,000.00	$ 1,019.41	$ 5.85
Class T	1.45%
Actual		$ 1,000.00	$ 1,089.80	$ 7.64
Hypothetical A		$ 1,000.00	$ 1,017.90	$ 7.38
Class B	1.99%
Actual		$ 1,000.00	$ 1,086.80	$ 10.47
Hypothetical A		$ 1,000.00	$ 1,015.17	$ 10.11
Class C	1.89%
Actual		$ 1,000.00	$ 1,087.90	$ 9.95
Hypothetical A		$ 1,000.00	$ 1,015.68	$ 9.60
Large Cap Value	.83%
Actual		$ 1,000.00	$ 1,093.80	$ 4.38
Hypothetical A		$ 1,000.00	$ 1,021.02	$ 4.23
Institutional Class	.87%
Actual		$ 1,000.00	$ 1,093.20	$ 4.59
Hypothetical A		$ 1,000.00	$ 1,020.82	$ 4.43

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	3.9	3.2
Chevron Corp.	3.8	4.0
JPMorgan Chase & Co.	3.6	4.0
Bank of America Corp.	3.6	3.3
Exxon Mobil Corp.	3.5	4.6
Wells Fargo & Co.	2.9	1.3
General Electric Co.	2.8	2.2
Merck & Co., Inc.	2.1	1.6
ConocoPhillips	1.9	0.4
AT&T, Inc.	1.9	2.5
	30.0
Top Five Market Sectors as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.4	22.5
Energy	18.7	19.5
Industrials	10.9	10.6
Health Care	9.9	9.8
Consumer Discretionary	9.6	9.0
Asset Allocation (% of fund's net assets)
As of January 31, 2010*		As of July 31, 2009**
	Stocks 99.6%		Stocks 100.0%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets† 0.0%
* Foreign investments	5.0%	** Foreign investments	5.8%

† Amount represents less than 0.1%

Annual Report

Investments January 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 0.5%
TRW Automotive Holdings Corp. (a)	215,700	$ 4,967,571
Hotels, Restaurants & Leisure - 0.9%
Wyndham Worldwide Corp.	410,000	8,605,900
Household Durables - 1.1%
Whirlpool Corp.	137,700	10,352,286
Media - 4.4%
CBS Corp. Class B	485,300	6,274,929
Time Warner Cable, Inc.	173,900	7,580,301
Time Warner, Inc.	569,000	15,619,050
Viacom, Inc. Class B (non-vtg.) (a)	431,100	12,562,254
		42,036,534
Multiline Retail - 1.2%
Macy's, Inc.	689,200	10,978,956
Specialty Retail - 1.0%
Best Buy Co., Inc.	261,000	9,565,650
Textiles, Apparel & Luxury Goods - 0.5%
Hanesbrands, Inc. (a)	212,000	4,869,640
TOTAL CONSUMER DISCRETIONARY		91,376,537
CONSUMER STAPLES - 5.2%
Beverages - 1.3%
Dr Pepper Snapple Group, Inc.	228,900	6,331,374
Molson Coors Brewing Co. Class B	135,600	5,695,200
		12,026,574
Food & Staples Retailing - 1.3%
CVS Caremark Corp.	187,300	6,062,901
Safeway, Inc.	297,500	6,678,875
		12,741,776
Food Products - 1.3%
Archer Daniels Midland Co.	208,400	6,245,748
Bunge Ltd.	102,000	5,996,580
		12,242,328
Household Products - 0.7%
Kimberly-Clark Corp.	93,300	5,541,087
Procter & Gamble Co.	25,400	1,563,370
		7,104,457
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 0.6%
NBTY, Inc. (a)	129,529	$ 5,767,926
TOTAL CONSUMER STAPLES		49,883,061
ENERGY - 18.7%
Energy Equipment & Services - 4.6%
Atwood Oceanics, Inc. (a)	204,800	6,864,896
Nabors Industries Ltd. (a)	458,000	10,213,400
National Oilwell Varco, Inc.	303,100	12,396,790
Pride International, Inc. (a)	174,400	5,162,240
Transocean Ltd. (a)	112,900	9,567,146
		44,204,472
Oil, Gas & Consumable Fuels - 14.1%
Alpha Natural Resources, Inc. (a)	106,700	4,333,087
Apache Corp.	155,000	15,309,350
Chesapeake Energy Corp.	480,000	11,894,400
Chevron Corp.	500,800	36,117,696
ConocoPhillips	372,900	17,899,200
Exxon Mobil Corp.	515,200	33,194,336
Marathon Oil Corp.	454,600	13,551,626
Occidental Petroleum Corp.	25,800	2,021,172
		134,320,867
TOTAL ENERGY		178,525,339
FINANCIALS - 24.4%
Capital Markets - 4.5%
Bank of New York Mellon Corp.	340,300	9,899,327
BlackRock, Inc. Class A	25,500	5,452,410
Goldman Sachs Group, Inc.	118,300	17,593,576
Morgan Stanley	361,800	9,689,004
		42,634,317
Commercial Banks - 5.9%
BB&T Corp.	383,000	10,674,210
Comerica, Inc.	168,500	5,814,935
PNC Financial Services Group, Inc.	219,200	12,150,256
Wells Fargo & Co.	988,900	28,114,427
		56,753,828
Consumer Finance - 1.0%
Capital One Financial Corp.	267,200	9,848,992
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 7.2%
Bank of America Corp.	2,251,600	$ 34,179,288
JPMorgan Chase & Co.	884,900	34,458,006
		68,637,294
Insurance - 4.6%
ACE Ltd.	104,700	5,158,569
Berkshire Hathaway, Inc. Class B (a)	12,300	940,089
Genworth Financial, Inc. Class A (a)	582,600	8,063,184
Lincoln National Corp.	325,700	8,005,706
RenaissanceRe Holdings Ltd.	103,400	5,602,212
The Travelers Companies, Inc.	203,300	10,301,211
Unum Group	307,200	6,011,904
		44,082,875
Real Estate Investment Trusts - 1.2%
ProLogis Trust	267,035	3,364,641
SL Green Realty Corp.	113,400	5,158,566
The Macerich Co. (c)	90,800	2,801,180
		11,324,387
TOTAL FINANCIALS		233,281,693
HEALTH CARE - 9.9%
Health Care Providers & Services - 2.1%
CIGNA Corp.	253,500	8,560,695
Community Health Systems, Inc. (a)	148,400	4,840,808
Humana, Inc. (a)	146,600	7,127,692
		20,529,195
Pharmaceuticals - 7.8%
King Pharmaceuticals, Inc. (a)	521,600	6,264,416
Merck & Co., Inc.	529,000	20,197,220
Mylan, Inc. (a)(c)	289,000	5,268,470
Pfizer, Inc.	1,978,100	36,911,346
Watson Pharmaceuticals, Inc. (a)	155,500	5,966,535
		74,607,987
TOTAL HEALTH CARE		95,137,182
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 10.9%
Aerospace & Defense - 1.4%
Precision Castparts Corp.	48,800	$ 5,136,200
Raytheon Co.	163,700	8,582,791
		13,718,991
Building Products - 0.6%
Owens Corning (a)	217,800	5,603,994
Construction & Engineering - 0.5%
Fluor Corp.	105,300	4,774,302
Industrial Conglomerates - 2.8%
General Electric Co.	1,638,300	26,343,864
Machinery - 3.3%
Cummins, Inc.	121,800	5,500,488
Ingersoll-Rand Co. Ltd.	275,700	8,949,222
Navistar International Corp. (a)	118,000	4,364,820
Oshkosh Co.	211,200	7,617,984
SPX Corp.	102,500	5,580,100
		32,012,614
Road & Rail - 2.3%
CSX Corp.	272,300	11,670,778
Union Pacific Corp.	168,500	10,194,250
		21,865,028
TOTAL INDUSTRIALS		104,318,793
INFORMATION TECHNOLOGY - 5.5%
Computers & Peripherals - 3.6%
Dell, Inc. (a)	351,800	4,538,220
Hewlett-Packard Co.	245,100	11,536,857
International Business Machines Corp.	39,100	4,785,449
Seagate Technology	516,300	8,637,699
Western Digital Corp. (a)	119,600	4,543,604
		34,041,829
Electronic Equipment & Components - 0.5%
Tyco Electronics Ltd.	207,600	5,165,088
Office Electronics - 0.7%
Xerox Corp.	741,700	6,467,624
Semiconductors & Semiconductor Equipment - 0.7%
Micron Technology, Inc. (a)	808,665	7,051,559
TOTAL INFORMATION TECHNOLOGY		52,726,100
Common Stocks - continued
	Shares	Value
MATERIALS - 4.1%
Chemicals - 2.7%
Ashland, Inc.	141,000	$ 5,697,810
Dow Chemical Co.	375,800	10,180,422
Lubrizol Corp.	69,300	5,106,717
Terra Industries, Inc.	166,600	5,264,560
		26,249,509
Containers & Packaging - 0.5%
Owens-Illinois, Inc. (a)	179,200	4,877,824
Metals & Mining - 0.9%
Freeport-McMoRan Copper & Gold, Inc.	121,800	8,122,842
TOTAL MATERIALS		39,250,175
TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 3.7%
AT&T, Inc.	700,262	17,758,644
Verizon Communications, Inc.	596,200	17,540,204
		35,298,848
Wireless Telecommunication Services - 1.1%
Sprint Nextel Corp. (a)	3,317,900	10,882,712
TOTAL TELECOMMUNICATION SERVICES		46,181,560
UTILITIES - 6.5%
Electric Utilities - 2.1%
Entergy Corp.	130,200	9,935,562
FirstEnergy Corp.	222,500	9,705,450
		19,641,012
Independent Power Producers & Energy Traders - 1.6%
AES Corp.	377,500	4,767,825
Constellation Energy Group, Inc.	154,700	4,993,716
NRG Energy, Inc. (a)	237,000	5,714,070
		15,475,611
Multi-Utilities - 2.8%
PG&E Corp.	235,800	9,960,192
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
Public Service Enterprise Group, Inc.	248,500	$ 7,601,615
Sempra Energy	182,700	9,272,025
		26,833,832
TOTAL UTILITIES		61,950,455
TOTAL COMMON STOCKS (Cost $917,725,630)		952,630,895
Money Market Funds - 0.7%

Fidelity Cash Central Fund, 0.17% (d)	755,549	755,549
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(d)	5,895,771	5,895,771
TOTAL MONEY MARKET FUNDS (Cost $6,651,320)		6,651,320
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $924,376,950)		959,282,215
NET OTHER ASSETS - (0.3)%		(3,095,108)
NET ASSETS - 100%		$ 956,187,107
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,827
Fidelity Securities Lending Cash Central Fund	25,664
Total	$ 39,491
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At January 31, 2010, the fund had a capital loss carryforward of approximately $509,846,423 of which $321,741,584 and $188,104,839 will expire on January 31, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2010
Assets
Investment in securities, at value (including securities loaned of $5,801,967) - See accompanying schedule: Unaffiliated issuers (cost $917,725,630)	$ 952,630,895
Fidelity Central Funds (cost $6,651,320)	6,651,320
Total Investments (cost $924,376,950)		$ 959,282,215
Receivable for investments sold		17,594,325
Receivable for fund shares sold		987,149
Dividends receivable		879,919
Distributions receivable from Fidelity Central Funds		546
Prepaid expenses		4,003
Other receivables		42,517
Total assets		978,790,674

Liabilities
Payable for investments purchased	$ 14,795,015
Payable for fund shares redeemed	1,163,866
Accrued management fee	397,916
Distribution fees payable	14,987
Other affiliated payables	286,064
Other payables and accrued expenses	49,948
Collateral on securities loaned, at value	5,895,771
Total liabilities		22,603,567

Net Assets		$ 956,187,107
Net Assets consist of:
Paid in capital		$ 1,476,779,345
Accumulated undistributed net realized gain (loss) on investments		(555,497,503)
Net unrealized appreciation (depreciation) on investments		34,905,265
Net Assets		$ 956,187,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($23,777,744 ÷ 2,542,509 shares)	$ 9.35

Maximum offering price per share (100/94.25 of $9.35)	$ 9.92
Class T: Net Asset Value and redemption price per share ($9,101,150 ÷ 972,167 shares)	$ 9.36

Maximum offering price per share (100/96.50 of $9.36)	$ 9.70
Class B: Net Asset Value and offering price per share ($2,710,547 ÷ 289,881 shares) A	$ 9.35

Class C: Net Asset Value and offering price per share ($3,490,607 ÷ 375,501 shares) A	$ 9.30

Large Cap Value: Net Asset Value, offering price and redemption price per share ($914,827,884 ÷ 97,333,500 shares)	$ 9.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,279,175 ÷ 243,297 shares)	$ 9.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2010
Investment Income
Dividends		$ 21,632,885
Interest		147
Income from Fidelity Central Funds		39,491
Total income		21,672,523

Expenses
Management fee Basic fee	$ 5,493,739
Performance adjustment	(946,290)
Transfer agent fees	3,179,983
Distribution fees	164,874
Accounting and security lending fees	377,448
Custodian fees and expenses	36,932
Independent trustees' compensation	6,807
Registration fees	85,311
Audit	55,702
Legal	5,434
Interest	1,503
Miscellaneous	22,533
Total expenses before reductions	8,483,976
Expense reductions	(101,681)	8,382,295
Net investment income (loss)		13,290,228
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(12,429,443)
Change in net unrealized appreciation (depreciation) on investment securities		228,241,704
Net gain (loss)		215,812,261
Net increase (decrease) in net assets resulting from operations		$ 229,102,489

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2010	Year ended January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,290,228	$ 23,185,854
Net realized gain (loss)	(12,429,443)	(484,734,693)
Change in net unrealized appreciation (depreciation)	228,241,704	(215,394,000)
Net increase (decrease) in net assets resulting from operations	229,102,489	(676,942,839)
Distributions to shareholders from net investment income	(14,675,617)	(22,112,922)
Share transactions - net increase (decrease)	(213,355,283)	150,719,093
Total increase (decrease) in net assets	1,071,589	(548,336,668)

Net Assets
Beginning of period	955,115,518	1,503,452,186
End of period (including undistributed net investment income of $0 and undistributed net investment income of $945,223, respectively)	$ 956,187,107	$ 955,115,518

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.09	.16	.12
Net realized and unrealized gain (loss)	1.85	(6.00)	(1.00)
Total from investment operations	1.94	(5.84)	(.88)
Distributions from net investment income	(.12)	(.17)	(.12)
Distributions from net realized gain	-	-	(.87)
Total distributions	(.12)	(.17)	(.99)
Net asset value, end of period	$ 9.35	$ 7.53	$ 13.54
Total Return B,C,D	25.74%	(43.20)%	(6.04)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.15%	1.17%	1.22% A
Expenses net of fee waivers, if any	1.15%	1.17%	1.22% A
Expenses net of all reductions	1.13%	1.17%	1.22% A
Net investment income (loss)	1.08%	1.47%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,778	$ 22,577	$ 9,774
Portfolio turnover rate G	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 7.54	$ 13.53	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.07	.12	.08
Net realized and unrealized gain (loss)	1.84	(5.97)	(1.01)
Total from investment operations	1.91	(5.85)	(.93)
Distributions from net investment income	(.09)	(.14)	(.08)
Distributions from net realized gain	-	-	(.87)
Total distributions	(.09)	(.14)	(.95)
Net asset value, end of period	$ 9.36	$ 7.54	$ 13.53
Total Return B,C,D	25.30%	(43.34)%	(6.34)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.45%	1.49%	1.47% A
Expenses net of fee waivers, if any	1.45%	1.49%	1.47% A
Expenses net of all reductions	1.44%	1.49%	1.47% A
Net investment income (loss)	.78%	1.15%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,101	$ 9,792	$ 5,976
Portfolio turnover rate G	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.02	.07	.01
Net realized and unrealized gain (loss)	1.85	(5.98)	(1.00)
Total from investment operations	1.87	(5.91)	(.99)
Distributions from net investment income	(.05)	(.10)	(.01)
Distributions from net realized gain	-	-	(.87)
Total distributions	(.05)	(.10)	(.88)
Net asset value, end of period	$ 9.35	$ 7.53	$ 13.54
Total Return B,C,D	24.79%	(43.71)%	(6.74)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.98%	2.07%	1.99% A
Expenses net of fee waivers, if any	1.98%	2.00%	1.99% A
Expenses net of all reductions	1.97%	2.00%	1.99% A
Net investment income (loss)	.24%	.64%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,711	$ 2,600	$ 1,860
Portfolio turnover rate G	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 7.49	$ 13.52	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.03	.08	.01
Net realized and unrealized gain (loss)	1.84	(5.97)	(.98)
Total from investment operations	1.87	(5.89)	(.97)
Distributions from net investment income	(.06)	(.14)	(.05)
Distributions from net realized gain	-	-	(.87)
Total distributions	(.06)	(.14)	(.92)
Net asset value, end of period	$ 9.30	$ 7.49	$ 13.52
Total Return B,C,D	24.97%	(43.65)%	(6.61)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.89%	1.91%	1.94% A
Expenses net of fee waivers, if any	1.89%	1.91%	1.94% A
Expenses net of all reductions	1.88%	1.91%	1.94% A
Net investment income (loss)	.34%	.73%	.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,491	$ 2,352	$ 1,208
Portfolio turnover rate G	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Value

Years ended January 31,

2010

2009

2008

2007

2006

Selected Per-Share Data
Net asset value, beginning of period	$ 7.56	$ 13.57	$ 15.19	$ 13.62	$ 12.04
Income from Investment Operations
Net investment income (loss) B	.12	.20	.18	.16	.17
Net realized and unrealized gain (loss)	1.86	(6.02)	(.80)	1.80	1.87
Total from investment operations	1.98	(5.82)	(.62)	1.96	2.04
Distributions from net investment income	(.14)	(.19)	(.13)	(.13)	(.11)
Distributions from net realized gain	-	-	(.87)	(.26)	(.35)
Total distributions	(.14)	(.19)	(1.00)	(.39)	(.46)
Redemption fees added to paid in capital B	-	-	-	- F,G	- G
Net asset value, end of period	$ 9.40	$ 7.56	$ 13.57	$ 15.19	$ 13.62
Total Return A	26.21%	(43.03)%	(4.39)%	14.63%	17.09%
Ratios to Average Net Assets C,E
Expenses before reductions	.85%	.86%	.86%	.89%	.89%
Expenses net of fee waivers, if any	.85%	.86%	.85%	.89%	.89%
Expenses net of all reductions	.84%	.86%	.85%	.89%	.84%
Net investment income (loss)	1.38%	1.78%	1.18%	1.10%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 914,828	$ 916,490	$ 1,483,574	$ 1,372,751	$ 569,109
Portfolio turnover rate D	171%	243%	204%	164%	175%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The redemption fee was eliminated during the year ended January 31, 2007.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,

2010

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 7.54	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.12	.20	.17
Net realized and unrealized gain (loss)	1.85	(6.01)	(1.02)
Total from investment operations	1.97	(5.81)	(.85)
Distributions from net investment income	(.14)	(.19)	(.15)
Distributions from net realized gain	-	-	(.87)
Total distributions	(.14)	(.19)	(1.02)
Net asset value, end of period	$ 9.37	$ 7.54	$ 13.54
Total Return B,C	26.18%	(43.00)%	(5.82)%
Ratios to Average Net Assets E,H
Expenses before reductions	.87%	.85%	.85% A
Expenses net of fee waivers, if any	.87%	.85%	.85% A
Expenses net of all reductions	.86%	.85%	.84% A
Net investment income (loss)	1.36%	1.79%	1.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,279	$ 1,304	$ 1,060
Portfolio turnover rate F	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2010

1. Organization.

Fidelity Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Large Cap Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

3. Significant Accounting Policies - continued

could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.
The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 89,458,425
Gross unrealized depreciation	(100,204,240)
Net unrealized appreciation (depreciation)	$ (10,745,815)

Tax Cost	$ 970,028,030

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (509,846,423)
Net unrealized appreciation (depreciation)	$ (10,745,815)

The tax character of distributions paid was as follows:

	January 31, 2010	January 31, 2009
Ordinary Income	$ 14,675,617	$ 22,112,922

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,640,365,463 and $1,851,343,681, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Large Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 64,493	$ 13,156
Class T	.25%	.25%	45,188	276
Class B	.75%	.25%	26,039	19,555
Class C	.75%	.25%	29,154	6,519
			$ 164,874	$ 39,506

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 13,538
Class T	3,661
Class B*	3,234
Class C*	824
$ 21,257

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 95,308.37
Class T	37,732.42
Class B	11,841.46
Class C	10,519.36
Large Cap Value	3,017,191.32
Institutional Class	7,392.34
	$ 3,179,983

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $50,971 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,076,458.44%		$ 1,503

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,396 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $25,664.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $101,681 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2010	2009
From net investment income
Class A	$ 347,403	$ 399,383
Class T	84,743	87,114
Class B	13,580	18,848
Class C	21,287	36,670
Large Cap Value	14,171,204	21,539,806
Institutional Class	37,400	31,101
Total	$ 14,675,617	$ 22,112,922

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2010	2009	2010	2009
Class A
Shares sold	1,322,752	2,638,195	$ 10,883,565	$ 27,871,103
Reinvestment of distributions	35,856	47,822	335,090	389,751
Shares redeemed	(1,814,783)	(409,267)	(15,997,123)	(4,315,737)
Net increase (decrease)	(456,175)	2,276,750	$ (4,778,468)	$ 23,945,117
Class T
Shares sold	433,994	1,279,457	$ 3,584,915	$ 11,375,150
Reinvestment of distributions	9,035	9,970	83,112	81,353
Shares redeemed	(770,380)	(431,602)	(6,262,244)	(3,878,420)
Net increase (decrease)	(327,351)	857,825	$ (2,594,217)	$ 7,578,083
Class B
Shares sold	146,209	271,854	$ 1,215,912	$ 2,451,167
Reinvestment of distributions	1,424	2,178	12,974	17,794
Shares redeemed	(202,886)	(66,302)	(1,674,990)	(798,370)
Net increase (decrease)	(55,253)	207,730	$ (446,104)	$ 1,670,591
Class C
Shares sold	166,263	290,474	$ 1,371,905	$ 2,829,293
Reinvestment of distributions	1,988	3,943	18,713	32,014
Shares redeemed	(106,663)	(69,872)	(833,697)	(719,269)
Net increase (decrease)	61,588	224,545	$ 556,921	$ 2,142,038

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

Transactions for each class of shares were as follows - continued:

	Shares		Dollars
Years ended January 31,	2010	2009	2010	2009
Large Cap Value
Shares sold	25,650,658	45,983,905	$ 207,572,088	$ 502,325,155
Reinvestment of distributions	1,489,624	2,580,327	13,920,603	21,132,879
Shares redeemed	(50,997,850)	(36,697,448)	(428,016,334)	(409,090,614)
Net increase (decrease)	(23,857,568)	11,866,784	$ (206,523,643)	$ 114,367,420
Institutional Class
Shares sold	157,684	164,623	$ 1,186,819	$ 1,810,331
Reinvestment of distributions	3,968	3,731	37,333	30,444
Shares redeemed	(91,300)	(73,670)	(793,924)	(824,931)
Net increase (decrease)	70,352	94,684	$ 430,228	$ 1,015,844

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities, and contractual arrangements and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1985

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Large Cap Value designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Large Cap Value designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

LCV-UANN-0310
1.900193.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Large Cap Value
Fund - Class A, Class T, Class B
and Class C

Annual Report

January 31, 2010

Class A, Class T, Class B, and Class C are classes of Fidelity®
Large Cap Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 stalled in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2010
Past 1 year

Past 5 years

Life of fundA

Class A (incl. 5.75% sales charge) B	18.51%	-2.94%	0.84%
Class T (incl. 3.50% sales charge) C	20.91%	-2.66%	1.02%
Class B (incl. contingent deferred sales charge) D	19.79%	-2.60%	1.27%
Class C (incl. contingent deferred sales charge) E	23.97%	-2.18%	1.33%

A From November 15, 2001.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Value Fund - Class A on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Coming off one of its most dramatic turnarounds ever in 2009, the U.S. stock market gave back some gains as 2010 began. The rally that started in March of last year and continued through December was dampened a bit in January, when equities experienced some volatility. As the 12-month period began, U.S. stocks were sustaining significant declines amid fallout from the global financial crisis. However, in early March, companies hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement as both sharp cost cutting and unprecedented government intervention began to take hold. As profits improved, investors' appetite for equities returned. From March 9 through the end of '09, a roughly 65% rise in the S&P 500® Index wiped out the period's earlier losses. The slow start to 2010 did not prevent the major indexes from registering robust gains for the year ending January 31, 2010, as the S&P 500® advanced 33.14% and the Nasdaq Composite® Index rose 46.89%. Also during the period, the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 35.29%. On the capitalization and style spectrums, mid-cap stocks bested small-caps and large-caps, while growth-oriented equities outperformed value stocks.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor Large Cap Value Fund: For the year ending January 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 25.74%, 25.30%, 24.79% and 24.97%, respectively (excluding sales charges), trailing the benchmark Russell 1000® Value Index, which advanced 31.44%. The equity market's recovery during the period was led largely by the stocks of weak, unprofitable companies that were punished the most during 2008. I typically avoid these types of stocks and, as a result, the fund was unable to keep pace amid the "flight to risk" that accelerated as the period progressed, before running out of steam during the final month. Stock picks in consumer discretionary, consumer staples, technology, industrials, energy and telecommunication services detracted from performance. Subpar stock selection in consumer staples was partially offset by underweighting this lagging sector. Market positioning in consumer discretionary dampened returns. Detractors included overweighting weak-performing oil and gas refiner Sunoco, untimely trading in the stock of wireless communications provider Sprint Nextel and not holding automaker Ford Motor, which dramatically outperformed the index. I sold Sunoco during the period. Stock selection in financials, health care and materials contributed the most, although the benefit of good stock picking in financials was offset by adverse market positioning in the sector. Top-contributing holdings included bank holding company Wells Fargo and home-appliance maker Whirlpool.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor Large Cap Value Fund: For the year ending January 31, 2010, the fund's Institutional Class shares returned 26.18%, trailing the benchmark Russell 1000® Value Index, which advanced 31.44%. The equity market's recovery during the period was led largely by the stocks of weak, unprofitable companies that were punished the most during 2008. I typically avoid these types of stocks and, as a result, the fund was unable to keep pace amid the "flight to risk" that accelerated as the period progressed, before running out of steam during the final month. Stock picks in consumer discretionary, consumer staples, technology, industrials, energy and telecommunication services detracted from performance. Subpar stock selection in consumer staples was partially offset by underweighting this lagging sector. Market positioning in consumer discretionary dampened returns. Detractors included overweighting weak-performing oil and gas refiner Sunoco, untimely trading in the stock of wireless communications provider Sprint Nextel and not holding automaker Ford Motor, which dramatically outperformed the index. I sold Sunoco during the period. Stock selection in financials, health care and materials contributed the most, although the benefit of good stock picking in financials was offset by adverse market positioning in the sector. Top-contributing holdings included bank holding company Wells Fargo and home-appliance maker Whirlpool.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 to January 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During Period* August 1, 2009 to January 31, 2010
Class A	1.15%
Actual		$ 1,000.00	$ 1,090.70	$ 6.06
Hypothetical A		$ 1,000.00	$ 1,019.41	$ 5.85
Class T	1.45%
Actual		$ 1,000.00	$ 1,089.80	$ 7.64
Hypothetical A		$ 1,000.00	$ 1,017.90	$ 7.38
Class B	1.99%
Actual		$ 1,000.00	$ 1,086.80	$ 10.47
Hypothetical A		$ 1,000.00	$ 1,015.17	$ 10.11
Class C	1.89%
Actual		$ 1,000.00	$ 1,087.90	$ 9.95
Hypothetical A		$ 1,000.00	$ 1,015.68	$ 9.60
Large Cap Value	.83%
Actual		$ 1,000.00	$ 1,093.80	$ 4.38
Hypothetical A		$ 1,000.00	$ 1,021.02	$ 4.23
Institutional Class	.87%
Actual		$ 1,000.00	$ 1,093.20	$ 4.59
Hypothetical A		$ 1,000.00	$ 1,020.82	$ 4.43

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	3.9	3.2
Chevron Corp.	3.8	4.0
JPMorgan Chase & Co.	3.6	4.0
Bank of America Corp.	3.6	3.3
Exxon Mobil Corp.	3.5	4.6
Wells Fargo & Co.	2.9	1.3
General Electric Co.	2.8	2.2
Merck & Co., Inc.	2.1	1.6
ConocoPhillips	1.9	0.4
AT&T, Inc.	1.9	2.5
	30.0
Top Five Market Sectors as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.4	22.5
Energy	18.7	19.5
Industrials	10.9	10.6
Health Care	9.9	9.8
Consumer Discretionary	9.6	9.0
Asset Allocation (% of fund's net assets)
As of January 31, 2010*		As of July 31, 2009**
	Stocks 99.6%		Stocks 100.0%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets† 0.0%
* Foreign investments	5.0%	** Foreign investments	5.8%

† Amount represents less than 0.1%

Annual Report

Investments January 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 0.5%
TRW Automotive Holdings Corp. (a)	215,700	$ 4,967,571
Hotels, Restaurants & Leisure - 0.9%
Wyndham Worldwide Corp.	410,000	8,605,900
Household Durables - 1.1%
Whirlpool Corp.	137,700	10,352,286
Media - 4.4%
CBS Corp. Class B	485,300	6,274,929
Time Warner Cable, Inc.	173,900	7,580,301
Time Warner, Inc.	569,000	15,619,050
Viacom, Inc. Class B (non-vtg.) (a)	431,100	12,562,254
		42,036,534
Multiline Retail - 1.2%
Macy's, Inc.	689,200	10,978,956
Specialty Retail - 1.0%
Best Buy Co., Inc.	261,000	9,565,650
Textiles, Apparel & Luxury Goods - 0.5%
Hanesbrands, Inc. (a)	212,000	4,869,640
TOTAL CONSUMER DISCRETIONARY		91,376,537
CONSUMER STAPLES - 5.2%
Beverages - 1.3%
Dr Pepper Snapple Group, Inc.	228,900	6,331,374
Molson Coors Brewing Co. Class B	135,600	5,695,200
		12,026,574
Food & Staples Retailing - 1.3%
CVS Caremark Corp.	187,300	6,062,901
Safeway, Inc.	297,500	6,678,875
		12,741,776
Food Products - 1.3%
Archer Daniels Midland Co.	208,400	6,245,748
Bunge Ltd.	102,000	5,996,580
		12,242,328
Household Products - 0.7%
Kimberly-Clark Corp.	93,300	5,541,087
Procter & Gamble Co.	25,400	1,563,370
		7,104,457
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 0.6%
NBTY, Inc. (a)	129,529	$ 5,767,926
TOTAL CONSUMER STAPLES		49,883,061
ENERGY - 18.7%
Energy Equipment & Services - 4.6%
Atwood Oceanics, Inc. (a)	204,800	6,864,896
Nabors Industries Ltd. (a)	458,000	10,213,400
National Oilwell Varco, Inc.	303,100	12,396,790
Pride International, Inc. (a)	174,400	5,162,240
Transocean Ltd. (a)	112,900	9,567,146
		44,204,472
Oil, Gas & Consumable Fuels - 14.1%
Alpha Natural Resources, Inc. (a)	106,700	4,333,087
Apache Corp.	155,000	15,309,350
Chesapeake Energy Corp.	480,000	11,894,400
Chevron Corp.	500,800	36,117,696
ConocoPhillips	372,900	17,899,200
Exxon Mobil Corp.	515,200	33,194,336
Marathon Oil Corp.	454,600	13,551,626
Occidental Petroleum Corp.	25,800	2,021,172
		134,320,867
TOTAL ENERGY		178,525,339
FINANCIALS - 24.4%
Capital Markets - 4.5%
Bank of New York Mellon Corp.	340,300	9,899,327
BlackRock, Inc. Class A	25,500	5,452,410
Goldman Sachs Group, Inc.	118,300	17,593,576
Morgan Stanley	361,800	9,689,004
		42,634,317
Commercial Banks - 5.9%
BB&T Corp.	383,000	10,674,210
Comerica, Inc.	168,500	5,814,935
PNC Financial Services Group, Inc.	219,200	12,150,256
Wells Fargo & Co.	988,900	28,114,427
		56,753,828
Consumer Finance - 1.0%
Capital One Financial Corp.	267,200	9,848,992
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 7.2%
Bank of America Corp.	2,251,600	$ 34,179,288
JPMorgan Chase & Co.	884,900	34,458,006
		68,637,294
Insurance - 4.6%
ACE Ltd.	104,700	5,158,569
Berkshire Hathaway, Inc. Class B (a)	12,300	940,089
Genworth Financial, Inc. Class A (a)	582,600	8,063,184
Lincoln National Corp.	325,700	8,005,706
RenaissanceRe Holdings Ltd.	103,400	5,602,212
The Travelers Companies, Inc.	203,300	10,301,211
Unum Group	307,200	6,011,904
		44,082,875
Real Estate Investment Trusts - 1.2%
ProLogis Trust	267,035	3,364,641
SL Green Realty Corp.	113,400	5,158,566
The Macerich Co. (c)	90,800	2,801,180
		11,324,387
TOTAL FINANCIALS		233,281,693
HEALTH CARE - 9.9%
Health Care Providers & Services - 2.1%
CIGNA Corp.	253,500	8,560,695
Community Health Systems, Inc. (a)	148,400	4,840,808
Humana, Inc. (a)	146,600	7,127,692
		20,529,195
Pharmaceuticals - 7.8%
King Pharmaceuticals, Inc. (a)	521,600	6,264,416
Merck & Co., Inc.	529,000	20,197,220
Mylan, Inc. (a)(c)	289,000	5,268,470
Pfizer, Inc.	1,978,100	36,911,346
Watson Pharmaceuticals, Inc. (a)	155,500	5,966,535
		74,607,987
TOTAL HEALTH CARE		95,137,182
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 10.9%
Aerospace & Defense - 1.4%
Precision Castparts Corp.	48,800	$ 5,136,200
Raytheon Co.	163,700	8,582,791
		13,718,991
Building Products - 0.6%
Owens Corning (a)	217,800	5,603,994
Construction & Engineering - 0.5%
Fluor Corp.	105,300	4,774,302
Industrial Conglomerates - 2.8%
General Electric Co.	1,638,300	26,343,864
Machinery - 3.3%
Cummins, Inc.	121,800	5,500,488
Ingersoll-Rand Co. Ltd.	275,700	8,949,222
Navistar International Corp. (a)	118,000	4,364,820
Oshkosh Co.	211,200	7,617,984
SPX Corp.	102,500	5,580,100
		32,012,614
Road & Rail - 2.3%
CSX Corp.	272,300	11,670,778
Union Pacific Corp.	168,500	10,194,250
		21,865,028
TOTAL INDUSTRIALS		104,318,793
INFORMATION TECHNOLOGY - 5.5%
Computers & Peripherals - 3.6%
Dell, Inc. (a)	351,800	4,538,220
Hewlett-Packard Co.	245,100	11,536,857
International Business Machines Corp.	39,100	4,785,449
Seagate Technology	516,300	8,637,699
Western Digital Corp. (a)	119,600	4,543,604
		34,041,829
Electronic Equipment & Components - 0.5%
Tyco Electronics Ltd.	207,600	5,165,088
Office Electronics - 0.7%
Xerox Corp.	741,700	6,467,624
Semiconductors & Semiconductor Equipment - 0.7%
Micron Technology, Inc. (a)	808,665	7,051,559
TOTAL INFORMATION TECHNOLOGY		52,726,100
Common Stocks - continued
	Shares	Value
MATERIALS - 4.1%
Chemicals - 2.7%
Ashland, Inc.	141,000	$ 5,697,810
Dow Chemical Co.	375,800	10,180,422
Lubrizol Corp.	69,300	5,106,717
Terra Industries, Inc.	166,600	5,264,560
		26,249,509
Containers & Packaging - 0.5%
Owens-Illinois, Inc. (a)	179,200	4,877,824
Metals & Mining - 0.9%
Freeport-McMoRan Copper & Gold, Inc.	121,800	8,122,842
TOTAL MATERIALS		39,250,175
TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 3.7%
AT&T, Inc.	700,262	17,758,644
Verizon Communications, Inc.	596,200	17,540,204
		35,298,848
Wireless Telecommunication Services - 1.1%
Sprint Nextel Corp. (a)	3,317,900	10,882,712
TOTAL TELECOMMUNICATION SERVICES		46,181,560
UTILITIES - 6.5%
Electric Utilities - 2.1%
Entergy Corp.	130,200	9,935,562
FirstEnergy Corp.	222,500	9,705,450
		19,641,012
Independent Power Producers & Energy Traders - 1.6%
AES Corp.	377,500	4,767,825
Constellation Energy Group, Inc.	154,700	4,993,716
NRG Energy, Inc. (a)	237,000	5,714,070
		15,475,611
Multi-Utilities - 2.8%
PG&E Corp.	235,800	9,960,192
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
Public Service Enterprise Group, Inc.	248,500	$ 7,601,615
Sempra Energy	182,700	9,272,025
		26,833,832
TOTAL UTILITIES		61,950,455
TOTAL COMMON STOCKS (Cost $917,725,630)		952,630,895
Money Market Funds - 0.7%

Fidelity Cash Central Fund, 0.17% (d)	755,549	755,549
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(d)	5,895,771	5,895,771
TOTAL MONEY MARKET FUNDS (Cost $6,651,320)		6,651,320
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $924,376,950)		959,282,215
NET OTHER ASSETS - (0.3)%		(3,095,108)
NET ASSETS - 100%		$ 956,187,107
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,827
Fidelity Securities Lending Cash Central Fund	25,664
Total	$ 39,491
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At January 31, 2010, the fund had a capital loss carryforward of approximately $509,846,423 of which $321,741,584 and $188,104,839 will expire on January 31, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2010
Assets
Investment in securities, at value (including securities loaned of $5,801,967) - See accompanying schedule: Unaffiliated issuers (cost $917,725,630)	$ 952,630,895
Fidelity Central Funds (cost $6,651,320)	6,651,320
Total Investments (cost $924,376,950)		$ 959,282,215
Receivable for investments sold		17,594,325
Receivable for fund shares sold		987,149
Dividends receivable		879,919
Distributions receivable from Fidelity Central Funds		546
Prepaid expenses		4,003
Other receivables		42,517
Total assets		978,790,674

Liabilities
Payable for investments purchased	$ 14,795,015
Payable for fund shares redeemed	1,163,866
Accrued management fee	397,916
Distribution fees payable	14,987
Other affiliated payables	286,064
Other payables and accrued expenses	49,948
Collateral on securities loaned, at value	5,895,771
Total liabilities		22,603,567

Net Assets		$ 956,187,107
Net Assets consist of:
Paid in capital		$ 1,476,779,345
Accumulated undistributed net realized gain (loss) on investments		(555,497,503)
Net unrealized appreciation (depreciation) on investments		34,905,265
Net Assets		$ 956,187,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($23,777,744 ÷ 2,542,509 shares)	$ 9.35

Maximum offering price per share (100/94.25 of $9.35)	$ 9.92
Class T: Net Asset Value and redemption price per share ($9,101,150 ÷ 972,167 shares)	$ 9.36

Maximum offering price per share (100/96.50 of $9.36)	$ 9.70
Class B: Net Asset Value and offering price per share ($2,710,547 ÷ 289,881 shares) A	$ 9.35

Class C: Net Asset Value and offering price per share ($3,490,607 ÷ 375,501 shares) A	$ 9.30

Large Cap Value: Net Asset Value, offering price and redemption price per share ($914,827,884 ÷ 97,333,500 shares)	$ 9.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,279,175 ÷ 243,297 shares)	$ 9.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2010
Investment Income
Dividends		$ 21,632,885
Interest		147
Income from Fidelity Central Funds		39,491
Total income		21,672,523

Expenses
Management fee Basic fee	$ 5,493,739
Performance adjustment	(946,290)
Transfer agent fees	3,179,983
Distribution fees	164,874
Accounting and security lending fees	377,448
Custodian fees and expenses	36,932
Independent trustees' compensation	6,807
Registration fees	85,311
Audit	55,702
Legal	5,434
Interest	1,503
Miscellaneous	22,533
Total expenses before reductions	8,483,976
Expense reductions	(101,681)	8,382,295
Net investment income (loss)		13,290,228
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(12,429,443)
Change in net unrealized appreciation (depreciation) on investment securities		228,241,704
Net gain (loss)		215,812,261
Net increase (decrease) in net assets resulting from operations		$ 229,102,489

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2010	Year ended January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,290,228	$ 23,185,854
Net realized gain (loss)	(12,429,443)	(484,734,693)
Change in net unrealized appreciation (depreciation)	228,241,704	(215,394,000)
Net increase (decrease) in net assets resulting from operations	229,102,489	(676,942,839)
Distributions to shareholders from net investment income	(14,675,617)	(22,112,922)
Share transactions - net increase (decrease)	(213,355,283)	150,719,093
Total increase (decrease) in net assets	1,071,589	(548,336,668)

Net Assets
Beginning of period	955,115,518	1,503,452,186
End of period (including undistributed net investment income of $0 and undistributed net investment income of $945,223, respectively)	$ 956,187,107	$ 955,115,518

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.09	.16	.12
Net realized and unrealized gain (loss)	1.85	(6.00)	(1.00)
Total from investment operations	1.94	(5.84)	(.88)
Distributions from net investment income	(.12)	(.17)	(.12)
Distributions from net realized gain	-	-	(.87)
Total distributions	(.12)	(.17)	(.99)
Net asset value, end of period	$ 9.35	$ 7.53	$ 13.54
Total Return B,C,D	25.74%	(43.20)%	(6.04)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.15%	1.17%	1.22% A
Expenses net of fee waivers, if any	1.15%	1.17%	1.22% A
Expenses net of all reductions	1.13%	1.17%	1.22% A
Net investment income (loss)	1.08%	1.47%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,778	$ 22,577	$ 9,774
Portfolio turnover rate G	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 7.54	$ 13.53	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.07	.12	.08
Net realized and unrealized gain (loss)	1.84	(5.97)	(1.01)
Total from investment operations	1.91	(5.85)	(.93)
Distributions from net investment income	(.09)	(.14)	(.08)
Distributions from net realized gain	-	-	(.87)
Total distributions	(.09)	(.14)	(.95)
Net asset value, end of period	$ 9.36	$ 7.54	$ 13.53
Total Return B,C,D	25.30%	(43.34)%	(6.34)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.45%	1.49%	1.47% A
Expenses net of fee waivers, if any	1.45%	1.49%	1.47% A
Expenses net of all reductions	1.44%	1.49%	1.47% A
Net investment income (loss)	.78%	1.15%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,101	$ 9,792	$ 5,976
Portfolio turnover rate G	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.02	.07	.01
Net realized and unrealized gain (loss)	1.85	(5.98)	(1.00)
Total from investment operations	1.87	(5.91)	(.99)
Distributions from net investment income	(.05)	(.10)	(.01)
Distributions from net realized gain	-	-	(.87)
Total distributions	(.05)	(.10)	(.88)
Net asset value, end of period	$ 9.35	$ 7.53	$ 13.54
Total Return B,C,D	24.79%	(43.71)%	(6.74)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.98%	2.07%	1.99% A
Expenses net of fee waivers, if any	1.98%	2.00%	1.99% A
Expenses net of all reductions	1.97%	2.00%	1.99% A
Net investment income (loss)	.24%	.64%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,711	$ 2,600	$ 1,860
Portfolio turnover rate G	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 7.49	$ 13.52	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.03	.08	.01
Net realized and unrealized gain (loss)	1.84	(5.97)	(.98)
Total from investment operations	1.87	(5.89)	(.97)
Distributions from net investment income	(.06)	(.14)	(.05)
Distributions from net realized gain	-	-	(.87)
Total distributions	(.06)	(.14)	(.92)
Net asset value, end of period	$ 9.30	$ 7.49	$ 13.52
Total Return B,C,D	24.97%	(43.65)%	(6.61)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.89%	1.91%	1.94% A
Expenses net of fee waivers, if any	1.89%	1.91%	1.94% A
Expenses net of all reductions	1.88%	1.91%	1.94% A
Net investment income (loss)	.34%	.73%	.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,491	$ 2,352	$ 1,208
Portfolio turnover rate G	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Value

Years ended January 31,

2010

2009

2008

2007

2006

Selected Per-Share Data
Net asset value, beginning of period	$ 7.56	$ 13.57	$ 15.19	$ 13.62	$ 12.04
Income from Investment Operations
Net investment income (loss) B	.12	.20	.18	.16	.17
Net realized and unrealized gain (loss)	1.86	(6.02)	(.80)	1.80	1.87
Total from investment operations	1.98	(5.82)	(.62)	1.96	2.04
Distributions from net investment income	(.14)	(.19)	(.13)	(.13)	(.11)
Distributions from net realized gain	-	-	(.87)	(.26)	(.35)
Total distributions	(.14)	(.19)	(1.00)	(.39)	(.46)
Redemption fees added to paid in capital B	-	-	-	- F,G	- G
Net asset value, end of period	$ 9.40	$ 7.56	$ 13.57	$ 15.19	$ 13.62
Total Return A	26.21%	(43.03)%	(4.39)%	14.63%	17.09%
Ratios to Average Net Assets C,E
Expenses before reductions	.85%	.86%	.86%	.89%	.89%
Expenses net of fee waivers, if any	.85%	.86%	.85%	.89%	.89%
Expenses net of all reductions	.84%	.86%	.85%	.89%	.84%
Net investment income (loss)	1.38%	1.78%	1.18%	1.10%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 914,828	$ 916,490	$ 1,483,574	$ 1,372,751	$ 569,109
Portfolio turnover rate D	171%	243%	204%	164%	175%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The redemption fee was eliminated during the year ended January 31, 2007.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,

2010

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 7.54	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.12	.20	.17
Net realized and unrealized gain (loss)	1.85	(6.01)	(1.02)
Total from investment operations	1.97	(5.81)	(.85)
Distributions from net investment income	(.14)	(.19)	(.15)
Distributions from net realized gain	-	-	(.87)
Total distributions	(.14)	(.19)	(1.02)
Net asset value, end of period	$ 9.37	$ 7.54	$ 13.54
Total Return B,C	26.18%	(43.00)%	(5.82)%
Ratios to Average Net Assets E,H
Expenses before reductions	.87%	.85%	.85% A
Expenses net of fee waivers, if any	.87%	.85%	.85% A
Expenses net of all reductions	.86%	.85%	.84% A
Net investment income (loss)	1.36%	1.79%	1.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,279	$ 1,304	$ 1,060
Portfolio turnover rate F	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2010

1. Organization.

Fidelity Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Large Cap Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

3. Significant Accounting Policies - continued

could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 89,458,425
Gross unrealized depreciation	(100,204,240)
Net unrealized appreciation (depreciation)	$ (10,745,815)

Tax Cost	$ 970,028,030

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (509,846,423)
Net unrealized appreciation (depreciation)	$ (10,745,815)

The tax character of distributions paid was as follows:

	January 31, 2010	January 31, 2009
Ordinary Income	$ 14,675,617	$ 22,112,922

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,640,365,463 and $1,851,343,681, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Large Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 64,493	$ 13,156
Class T	.25%	.25%	45,188	276
Class B	.75%	.25%	26,039	19,555
Class C	.75%	.25%	29,154	6,519
			$ 164,874	$ 39,506

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 13,538
Class T	3,661
Class B*	3,234
Class C*	824
$ 21,257

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 95,308.37
Class T	37,732.42
Class B	11,841.46
Class C	10,519.36
Large Cap Value	3,017,191.32
Institutional Class	7,392.34
	$ 3,179,983

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $50,971 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,076,458.44%		$ 1,503

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,396 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $25,664.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $101,681 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2010	2009
From net investment income
Class A	$ 347,403	$ 399,383
Class T	84,743	87,114
Class B	13,580	18,848
Class C	21,287	36,670
Large Cap Value	14,171,204	21,539,806
Institutional Class	37,400	31,101
Total	$ 14,675,617	$ 22,112,922

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2010	2009	2010	2009
Class A
Shares sold	1,322,752	2,638,195	$ 10,883,565	$ 27,871,103
Reinvestment of distributions	35,856	47,822	335,090	389,751
Shares redeemed	(1,814,783)	(409,267)	(15,997,123)	(4,315,737)
Net increase (decrease)	(456,175)	2,276,750	$ (4,778,468)	$ 23,945,117
Class T
Shares sold	433,994	1,279,457	$ 3,584,915	$ 11,375,150
Reinvestment of distributions	9,035	9,970	83,112	81,353
Shares redeemed	(770,380)	(431,602)	(6,262,244)	(3,878,420)
Net increase (decrease)	(327,351)	857,825	$ (2,594,217)	$ 7,578,083
Class B
Shares sold	146,209	271,854	$ 1,215,912	$ 2,451,167
Reinvestment of distributions	1,424	2,178	12,974	17,794
Shares redeemed	(202,886)	(66,302)	(1,674,990)	(798,370)
Net increase (decrease)	(55,253)	207,730	$ (446,104)	$ 1,670,591
Class C
Shares sold	166,263	290,474	$ 1,371,905	$ 2,829,293
Reinvestment of distributions	1,988	3,943	18,713	32,014
Shares redeemed	(106,663)	(69,872)	(833,697)	(719,269)
Net increase (decrease)	61,588	224,545	$ 556,921	$ 2,142,038

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

Transactions for each class of shares were as follows - continued:

	Shares		Dollars
Years ended January 31,	2010	2009	2010	2009
Large Cap Value
Shares sold	25,650,658	45,983,905	$ 207,572,088	$ 502,325,155
Reinvestment of distributions	1,489,624	2,580,327	13,920,603	21,132,879
Shares redeemed	(50,997,850)	(36,697,448)	(428,016,334)	(409,090,614)
Net increase (decrease)	(23,857,568)	11,866,784	$ (206,523,643)	$ 114,367,420
Institutional Class
Shares sold	157,684	164,623	$ 1,186,819	$ 1,810,331
Reinvestment of distributions	3,968	3,731	37,333	30,444
Shares redeemed	(91,300)	(73,670)	(793,924)	(824,931)
Net increase (decrease)	70,352	94,684	$ 430,228	$ 1,015,844

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also meet regularly in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1985

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class A designates 100%; Class T designates 100%; Class B designates 100%; and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%; Class T designates 100%; Class B designates 100%; and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

ALCV-UANN-0310
1.838393.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Large Cap Value
Fund - Institutional Class

Annual Report

January 31, 2010

Institutional Class is a class of
Fidelity® Large Cap Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 stalled in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2010
Past 1 year

Past 5 years

Life of fundA

Institutional Class B	26.18%	-1.60%	1.69%

A From November 15, 2001.

B The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Large Cap Value Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Value Fund - Institutional Class on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Coming off one of its most dramatic turnarounds ever in 2009, the U.S. stock market gave back some gains as 2010 began. The rally that started in March of last year and continued through December was dampened a bit in January, when equities experienced some volatility. As the 12-month period began, U.S. stocks were sustaining significant declines amid fallout from the global financial crisis. However, in early March, companies hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement as both sharp cost cutting and unprecedented government intervention began to take hold. As profits improved, investors' appetite for equities returned. From March 9 through the end of '09, a roughly 65% rise in the S&P 500® Index wiped out the period's earlier losses. The slow start to 2010 did not prevent the major indexes from registering robust gains for the year ending January 31, 2010, as the S&P 500® advanced 33.14% and the Nasdaq Composite® Index rose 46.89%. Also during the period, the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 35.29%. On the capitalization and style spectrums, mid-cap stocks bested small-caps and large-caps, while growth-oriented equities outperformed value stocks.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor Large Cap Value Fund: For the year ending January 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 25.74%, 25.30%, 24.79% and 24.97%, respectively (excluding sales charges), trailing the benchmark Russell 1000® Value Index, which advanced 31.44%. The equity market's recovery during the period was led largely by the stocks of weak, unprofitable companies that were punished the most during 2008. I typically avoid these types of stocks and, as a result, the fund was unable to keep pace amid the "flight to risk" that accelerated as the period progressed, before running out of steam during the final month. Stock picks in consumer discretionary, consumer staples, technology, industrials, energy and telecommunication services detracted from performance. Subpar stock selection in consumer staples was partially offset by underweighting this lagging sector. Market positioning in consumer discretionary dampened returns. Detractors included overweighting weak-performing oil and gas refiner Sunoco, untimely trading in the stock of wireless communications provider Sprint Nextel and not holding automaker Ford Motor, which dramatically outperformed the index. I sold Sunoco during the period. Stock selection in financials, health care and materials contributed the most, although the benefit of good stock picking in financials was offset by adverse market positioning in the sector. Top-contributing holdings included bank holding company Wells Fargo and home-appliance maker Whirlpool.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor Large Cap Value Fund: For the year ending January 31, 2010, the fund's Institutional Class shares returned 26.18%, trailing the benchmark Russell 1000® Value Index, which advanced 31.44%. The equity market's recovery during the period was led largely by the stocks of weak, unprofitable companies that were punished the most during 2008. I typically avoid these types of stocks and, as a result, the fund was unable to keep pace amid the "flight to risk" that accelerated as the period progressed, before running out of steam during the final month. Stock picks in consumer discretionary, consumer staples, technology, industrials, energy and telecommunication services detracted from performance. Subpar stock selection in consumer staples was partially offset by underweighting this lagging sector. Market positioning in consumer discretionary dampened returns. Detractors included overweighting weak-performing oil and gas refiner Sunoco, untimely trading in the stock of wireless communications provider Sprint Nextel and not holding automaker Ford Motor, which dramatically outperformed the index. I sold Sunoco during the period. Stock selection in financials, health care and materials contributed the most, although the benefit of good stock picking in financials was offset by adverse market positioning in the sector. Top-contributing holdings included bank holding company Wells Fargo and home-appliance maker Whirlpool.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 to January 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During Period* August 1, 2009 to January 31, 2010
Class A	1.15%
Actual		$ 1,000.00	$ 1,090.70	$ 6.06
Hypothetical A		$ 1,000.00	$ 1,019.41	$ 5.85
Class T	1.45%
Actual		$ 1,000.00	$ 1,089.80	$ 7.64
Hypothetical A		$ 1,000.00	$ 1,017.90	$ 7.38
Class B	1.99%
Actual		$ 1,000.00	$ 1,086.80	$ 10.47
Hypothetical A		$ 1,000.00	$ 1,015.17	$ 10.11
Class C	1.89%
Actual		$ 1,000.00	$ 1,087.90	$ 9.95
Hypothetical A		$ 1,000.00	$ 1,015.68	$ 9.60
Large Cap Value	.83%
Actual		$ 1,000.00	$ 1,093.80	$ 4.38
Hypothetical A		$ 1,000.00	$ 1,021.02	$ 4.23
Institutional Class	.87%
Actual		$ 1,000.00	$ 1,093.20	$ 4.59
Hypothetical A		$ 1,000.00	$ 1,020.82	$ 4.43

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	3.9	3.2
Chevron Corp.	3.8	4.0
JPMorgan Chase & Co.	3.6	4.0
Bank of America Corp.	3.6	3.3
Exxon Mobil Corp.	3.5	4.6
Wells Fargo & Co.	2.9	1.3
General Electric Co.	2.8	2.2
Merck & Co., Inc.	2.1	1.6
ConocoPhillips	1.9	0.4
AT&T, Inc.	1.9	2.5
	30.0
Top Five Market Sectors as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.4	22.5
Energy	18.7	19.5
Industrials	10.9	10.6
Health Care	9.9	9.8
Consumer Discretionary	9.6	9.0
Asset Allocation (% of fund's net assets)
As of January 31, 2010*		As of July 31, 2009**
	Stocks 99.6%		Stocks 100.0%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets† 0.0%
* Foreign investments	5.0%	** Foreign investments	5.8%

† Amount represents less than 0.1%

Annual Report

Investments January 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 0.5%
TRW Automotive Holdings Corp. (a)	215,700	$ 4,967,571
Hotels, Restaurants & Leisure - 0.9%
Wyndham Worldwide Corp.	410,000	8,605,900
Household Durables - 1.1%
Whirlpool Corp.	137,700	10,352,286
Media - 4.4%
CBS Corp. Class B	485,300	6,274,929
Time Warner Cable, Inc.	173,900	7,580,301
Time Warner, Inc.	569,000	15,619,050
Viacom, Inc. Class B (non-vtg.) (a)	431,100	12,562,254
		42,036,534
Multiline Retail - 1.2%
Macy's, Inc.	689,200	10,978,956
Specialty Retail - 1.0%
Best Buy Co., Inc.	261,000	9,565,650
Textiles, Apparel & Luxury Goods - 0.5%
Hanesbrands, Inc. (a)	212,000	4,869,640
TOTAL CONSUMER DISCRETIONARY		91,376,537
CONSUMER STAPLES - 5.2%
Beverages - 1.3%
Dr Pepper Snapple Group, Inc.	228,900	6,331,374
Molson Coors Brewing Co. Class B	135,600	5,695,200
		12,026,574
Food & Staples Retailing - 1.3%
CVS Caremark Corp.	187,300	6,062,901
Safeway, Inc.	297,500	6,678,875
		12,741,776
Food Products - 1.3%
Archer Daniels Midland Co.	208,400	6,245,748
Bunge Ltd.	102,000	5,996,580
		12,242,328
Household Products - 0.7%
Kimberly-Clark Corp.	93,300	5,541,087
Procter & Gamble Co.	25,400	1,563,370
		7,104,457
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 0.6%
NBTY, Inc. (a)	129,529	$ 5,767,926
TOTAL CONSUMER STAPLES		49,883,061
ENERGY - 18.7%
Energy Equipment & Services - 4.6%
Atwood Oceanics, Inc. (a)	204,800	6,864,896
Nabors Industries Ltd. (a)	458,000	10,213,400
National Oilwell Varco, Inc.	303,100	12,396,790
Pride International, Inc. (a)	174,400	5,162,240
Transocean Ltd. (a)	112,900	9,567,146
		44,204,472
Oil, Gas & Consumable Fuels - 14.1%
Alpha Natural Resources, Inc. (a)	106,700	4,333,087
Apache Corp.	155,000	15,309,350
Chesapeake Energy Corp.	480,000	11,894,400
Chevron Corp.	500,800	36,117,696
ConocoPhillips	372,900	17,899,200
Exxon Mobil Corp.	515,200	33,194,336
Marathon Oil Corp.	454,600	13,551,626
Occidental Petroleum Corp.	25,800	2,021,172
		134,320,867
TOTAL ENERGY		178,525,339
FINANCIALS - 24.4%
Capital Markets - 4.5%
Bank of New York Mellon Corp.	340,300	9,899,327
BlackRock, Inc. Class A	25,500	5,452,410
Goldman Sachs Group, Inc.	118,300	17,593,576
Morgan Stanley	361,800	9,689,004
		42,634,317
Commercial Banks - 5.9%
BB&T Corp.	383,000	10,674,210
Comerica, Inc.	168,500	5,814,935
PNC Financial Services Group, Inc.	219,200	12,150,256
Wells Fargo & Co.	988,900	28,114,427
		56,753,828
Consumer Finance - 1.0%
Capital One Financial Corp.	267,200	9,848,992
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 7.2%
Bank of America Corp.	2,251,600	$ 34,179,288
JPMorgan Chase & Co.	884,900	34,458,006
		68,637,294
Insurance - 4.6%
ACE Ltd.	104,700	5,158,569
Berkshire Hathaway, Inc. Class B (a)	12,300	940,089
Genworth Financial, Inc. Class A (a)	582,600	8,063,184
Lincoln National Corp.	325,700	8,005,706
RenaissanceRe Holdings Ltd.	103,400	5,602,212
The Travelers Companies, Inc.	203,300	10,301,211
Unum Group	307,200	6,011,904
		44,082,875
Real Estate Investment Trusts - 1.2%
ProLogis Trust	267,035	3,364,641
SL Green Realty Corp.	113,400	5,158,566
The Macerich Co. (c)	90,800	2,801,180
		11,324,387
TOTAL FINANCIALS		233,281,693
HEALTH CARE - 9.9%
Health Care Providers & Services - 2.1%
CIGNA Corp.	253,500	8,560,695
Community Health Systems, Inc. (a)	148,400	4,840,808
Humana, Inc. (a)	146,600	7,127,692
		20,529,195
Pharmaceuticals - 7.8%
King Pharmaceuticals, Inc. (a)	521,600	6,264,416
Merck & Co., Inc.	529,000	20,197,220
Mylan, Inc. (a)(c)	289,000	5,268,470
Pfizer, Inc.	1,978,100	36,911,346
Watson Pharmaceuticals, Inc. (a)	155,500	5,966,535
		74,607,987
TOTAL HEALTH CARE		95,137,182
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 10.9%
Aerospace & Defense - 1.4%
Precision Castparts Corp.	48,800	$ 5,136,200
Raytheon Co.	163,700	8,582,791
		13,718,991
Building Products - 0.6%
Owens Corning (a)	217,800	5,603,994
Construction & Engineering - 0.5%
Fluor Corp.	105,300	4,774,302
Industrial Conglomerates - 2.8%
General Electric Co.	1,638,300	26,343,864
Machinery - 3.3%
Cummins, Inc.	121,800	5,500,488
Ingersoll-Rand Co. Ltd.	275,700	8,949,222
Navistar International Corp. (a)	118,000	4,364,820
Oshkosh Co.	211,200	7,617,984
SPX Corp.	102,500	5,580,100
		32,012,614
Road & Rail - 2.3%
CSX Corp.	272,300	11,670,778
Union Pacific Corp.	168,500	10,194,250
		21,865,028
TOTAL INDUSTRIALS		104,318,793
INFORMATION TECHNOLOGY - 5.5%
Computers & Peripherals - 3.6%
Dell, Inc. (a)	351,800	4,538,220
Hewlett-Packard Co.	245,100	11,536,857
International Business Machines Corp.	39,100	4,785,449
Seagate Technology	516,300	8,637,699
Western Digital Corp. (a)	119,600	4,543,604
		34,041,829
Electronic Equipment & Components - 0.5%
Tyco Electronics Ltd.	207,600	5,165,088
Office Electronics - 0.7%
Xerox Corp.	741,700	6,467,624
Semiconductors & Semiconductor Equipment - 0.7%
Micron Technology, Inc. (a)	808,665	7,051,559
TOTAL INFORMATION TECHNOLOGY		52,726,100
Common Stocks - continued
	Shares	Value
MATERIALS - 4.1%
Chemicals - 2.7%
Ashland, Inc.	141,000	$ 5,697,810
Dow Chemical Co.	375,800	10,180,422
Lubrizol Corp.	69,300	5,106,717
Terra Industries, Inc.	166,600	5,264,560
		26,249,509
Containers & Packaging - 0.5%
Owens-Illinois, Inc. (a)	179,200	4,877,824
Metals & Mining - 0.9%
Freeport-McMoRan Copper & Gold, Inc.	121,800	8,122,842
TOTAL MATERIALS		39,250,175
TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 3.7%
AT&T, Inc.	700,262	17,758,644
Verizon Communications, Inc.	596,200	17,540,204
		35,298,848
Wireless Telecommunication Services - 1.1%
Sprint Nextel Corp. (a)	3,317,900	10,882,712
TOTAL TELECOMMUNICATION SERVICES		46,181,560
UTILITIES - 6.5%
Electric Utilities - 2.1%
Entergy Corp.	130,200	9,935,562
FirstEnergy Corp.	222,500	9,705,450
		19,641,012
Independent Power Producers & Energy Traders - 1.6%
AES Corp.	377,500	4,767,825
Constellation Energy Group, Inc.	154,700	4,993,716
NRG Energy, Inc. (a)	237,000	5,714,070
		15,475,611
Multi-Utilities - 2.8%
PG&E Corp.	235,800	9,960,192
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
Public Service Enterprise Group, Inc.	248,500	$ 7,601,615
Sempra Energy	182,700	9,272,025
		26,833,832
TOTAL UTILITIES		61,950,455
TOTAL COMMON STOCKS (Cost $917,725,630)		952,630,895
Money Market Funds - 0.7%

Fidelity Cash Central Fund, 0.17% (d)	755,549	755,549
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(d)	5,895,771	5,895,771
TOTAL MONEY MARKET FUNDS (Cost $6,651,320)		6,651,320
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $924,376,950)		959,282,215
NET OTHER ASSETS - (0.3)%		(3,095,108)
NET ASSETS - 100%		$ 956,187,107
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,827
Fidelity Securities Lending Cash Central Fund	25,664
Total	$ 39,491
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At January 31, 2010, the fund had a capital loss carryforward of approximately $509,846,423 of which $321,741,584 and $188,104,839 will expire on January 31, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2010
Assets
Investment in securities, at value (including securities loaned of $5,801,967) - See accompanying schedule: Unaffiliated issuers (cost $917,725,630)	$ 952,630,895
Fidelity Central Funds (cost $6,651,320)	6,651,320
Total Investments (cost $924,376,950)		$ 959,282,215
Receivable for investments sold		17,594,325
Receivable for fund shares sold		987,149
Dividends receivable		879,919
Distributions receivable from Fidelity Central Funds		546
Prepaid expenses		4,003
Other receivables		42,517
Total assets		978,790,674

Liabilities
Payable for investments purchased	$ 14,795,015
Payable for fund shares redeemed	1,163,866
Accrued management fee	397,916
Distribution fees payable	14,987
Other affiliated payables	286,064
Other payables and accrued expenses	49,948
Collateral on securities loaned, at value	5,895,771
Total liabilities		22,603,567

Net Assets		$ 956,187,107
Net Assets consist of:
Paid in capital		$ 1,476,779,345
Accumulated undistributed net realized gain (loss) on investments		(555,497,503)
Net unrealized appreciation (depreciation) on investments		34,905,265
Net Assets		$ 956,187,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($23,777,744 ÷ 2,542,509 shares)	$ 9.35

Maximum offering price per share (100/94.25 of $9.35)	$ 9.92
Class T: Net Asset Value and redemption price per share ($9,101,150 ÷ 972,167 shares)	$ 9.36

Maximum offering price per share (100/96.50 of $9.36)	$ 9.70
Class B: Net Asset Value and offering price per share ($2,710,547 ÷ 289,881 shares) A	$ 9.35

Class C: Net Asset Value and offering price per share ($3,490,607 ÷ 375,501 shares) A	$ 9.30

Large Cap Value: Net Asset Value, offering price and redemption price per share ($914,827,884 ÷ 97,333,500 shares)	$ 9.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,279,175 ÷ 243,297 shares)	$ 9.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2010
Investment Income
Dividends		$ 21,632,885
Interest		147
Income from Fidelity Central Funds		39,491
Total income		21,672,523

Expenses
Management fee Basic fee	$ 5,493,739
Performance adjustment	(946,290)
Transfer agent fees	3,179,983
Distribution fees	164,874
Accounting and security lending fees	377,448
Custodian fees and expenses	36,932
Independent trustees' compensation	6,807
Registration fees	85,311
Audit	55,702
Legal	5,434
Interest	1,503
Miscellaneous	22,533
Total expenses before reductions	8,483,976
Expense reductions	(101,681)	8,382,295
Net investment income (loss)		13,290,228
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(12,429,443)
Change in net unrealized appreciation (depreciation) on investment securities		228,241,704
Net gain (loss)		215,812,261
Net increase (decrease) in net assets resulting from operations		$ 229,102,489

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2010	Year ended January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,290,228	$ 23,185,854
Net realized gain (loss)	(12,429,443)	(484,734,693)
Change in net unrealized appreciation (depreciation)	228,241,704	(215,394,000)
Net increase (decrease) in net assets resulting from operations	229,102,489	(676,942,839)
Distributions to shareholders from net investment income	(14,675,617)	(22,112,922)
Share transactions - net increase (decrease)	(213,355,283)	150,719,093
Total increase (decrease) in net assets	1,071,589	(548,336,668)

Net Assets
Beginning of period	955,115,518	1,503,452,186
End of period (including undistributed net investment income of $0 and undistributed net investment income of $945,223, respectively)	$ 956,187,107	$ 955,115,518

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.09	.16	.12
Net realized and unrealized gain (loss)	1.85	(6.00)	(1.00)
Total from investment operations	1.94	(5.84)	(.88)
Distributions from net investment income	(.12)	(.17)	(.12)
Distributions from net realized gain	-	-	(.87)
Total distributions	(.12)	(.17)	(.99)
Net asset value, end of period	$ 9.35	$ 7.53	$ 13.54
Total Return B,C,D	25.74%	(43.20)%	(6.04)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.15%	1.17%	1.22% A
Expenses net of fee waivers, if any	1.15%	1.17%	1.22% A
Expenses net of all reductions	1.13%	1.17%	1.22% A
Net investment income (loss)	1.08%	1.47%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,778	$ 22,577	$ 9,774
Portfolio turnover rate G	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 7.54	$ 13.53	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.07	.12	.08
Net realized and unrealized gain (loss)	1.84	(5.97)	(1.01)
Total from investment operations	1.91	(5.85)	(.93)
Distributions from net investment income	(.09)	(.14)	(.08)
Distributions from net realized gain	-	-	(.87)
Total distributions	(.09)	(.14)	(.95)
Net asset value, end of period	$ 9.36	$ 7.54	$ 13.53
Total Return B,C,D	25.30%	(43.34)%	(6.34)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.45%	1.49%	1.47% A
Expenses net of fee waivers, if any	1.45%	1.49%	1.47% A
Expenses net of all reductions	1.44%	1.49%	1.47% A
Net investment income (loss)	.78%	1.15%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,101	$ 9,792	$ 5,976
Portfolio turnover rate G	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.02	.07	.01
Net realized and unrealized gain (loss)	1.85	(5.98)	(1.00)
Total from investment operations	1.87	(5.91)	(.99)
Distributions from net investment income	(.05)	(.10)	(.01)
Distributions from net realized gain	-	-	(.87)
Total distributions	(.05)	(.10)	(.88)
Net asset value, end of period	$ 9.35	$ 7.53	$ 13.54
Total Return B,C,D	24.79%	(43.71)%	(6.74)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.98%	2.07%	1.99% A
Expenses net of fee waivers, if any	1.98%	2.00%	1.99% A
Expenses net of all reductions	1.97%	2.00%	1.99% A
Net investment income (loss)	.24%	.64%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,711	$ 2,600	$ 1,860
Portfolio turnover rate G	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 7.49	$ 13.52	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.03	.08	.01
Net realized and unrealized gain (loss)	1.84	(5.97)	(.98)
Total from investment operations	1.87	(5.89)	(.97)
Distributions from net investment income	(.06)	(.14)	(.05)
Distributions from net realized gain	-	-	(.87)
Total distributions	(.06)	(.14)	(.92)
Net asset value, end of period	$ 9.30	$ 7.49	$ 13.52
Total Return B,C,D	24.97%	(43.65)%	(6.61)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.89%	1.91%	1.94% A
Expenses net of fee waivers, if any	1.89%	1.91%	1.94% A
Expenses net of all reductions	1.88%	1.91%	1.94% A
Net investment income (loss)	.34%	.73%	.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,491	$ 2,352	$ 1,208
Portfolio turnover rate G	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Value

Years ended January 31,

2010

2009

2008

2007

2006

Selected Per-Share Data
Net asset value, beginning of period	$ 7.56	$ 13.57	$ 15.19	$ 13.62	$ 12.04
Income from Investment Operations
Net investment income (loss) B	.12	.20	.18	.16	.17
Net realized and unrealized gain (loss)	1.86	(6.02)	(.80)	1.80	1.87
Total from investment operations	1.98	(5.82)	(.62)	1.96	2.04
Distributions from net investment income	(.14)	(.19)	(.13)	(.13)	(.11)
Distributions from net realized gain	-	-	(.87)	(.26)	(.35)
Total distributions	(.14)	(.19)	(1.00)	(.39)	(.46)
Redemption fees added to paid in capital B	-	-	-	- F,G	- G
Net asset value, end of period	$ 9.40	$ 7.56	$ 13.57	$ 15.19	$ 13.62
Total Return A	26.21%	(43.03)%	(4.39)%	14.63%	17.09%
Ratios to Average Net Assets C,E
Expenses before reductions	.85%	.86%	.86%	.89%	.89%
Expenses net of fee waivers, if any	.85%	.86%	.85%	.89%	.89%
Expenses net of all reductions	.84%	.86%	.85%	.89%	.84%
Net investment income (loss)	1.38%	1.78%	1.18%	1.10%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 914,828	$ 916,490	$ 1,483,574	$ 1,372,751	$ 569,109
Portfolio turnover rate D	171%	243%	204%	164%	175%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The redemption fee was eliminated during the year ended January 31, 2007.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,

2010

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 7.54	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.12	.20	.17
Net realized and unrealized gain (loss)	1.85	(6.01)	(1.02)
Total from investment operations	1.97	(5.81)	(.85)
Distributions from net investment income	(.14)	(.19)	(.15)
Distributions from net realized gain	-	-	(.87)
Total distributions	(.14)	(.19)	(1.02)
Net asset value, end of period	$ 9.37	$ 7.54	$ 13.54
Total Return B,C	26.18%	(43.00)%	(5.82)%
Ratios to Average Net Assets E,H
Expenses before reductions	.87%	.85%	.85% A
Expenses net of fee waivers, if any	.87%	.85%	.85% A
Expenses net of all reductions	.86%	.85%	.84% A
Net investment income (loss)	1.36%	1.79%	1.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,279	$ 1,304	$ 1,060
Portfolio turnover rate F	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2010

1. Organization.

Fidelity Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Large Cap Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

3. Significant Accounting Policies - continued

could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 89,458,425
Gross unrealized depreciation	(100,204,240)
Net unrealized appreciation (depreciation)	$ (10,745,815)

Tax Cost	$ 970,028,030

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (509,846,423)
Net unrealized appreciation (depreciation)	$ (10,745,815)

The tax character of distributions paid was as follows:

	January 31, 2010	January 31, 2009
Ordinary Income	$ 14,675,617	$ 22,112,922

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,640,365,463 and $1,851,343,681, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Large Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 64,493	$ 13,156
Class T	.25%	.25%	45,188	276
Class B	.75%	.25%	26,039	19,555
Class C	.75%	.25%	29,154	6,519
			$ 164,874	$ 39,506

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 13,538
Class T	3,661
Class B*	3,234
Class C*	824
$ 21,257

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 95,308.37
Class T	37,732.42
Class B	11,841.46
Class C	10,519.36
Large Cap Value	3,017,191.32
Institutional Class	7,392.34
	$ 3,179,983

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $50,971 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,076,458.44%		$ 1,503

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,396 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $25,664.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $101,681 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2010	2009
From net investment income
Class A	$ 347,403	$ 399,383
Class T	84,743	87,114
Class B	13,580	18,848
Class C	21,287	36,670
Large Cap Value	14,171,204	21,539,806
Institutional Class	37,400	31,101
Total	$ 14,675,617	$ 22,112,922

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2010	2009	2010	2009
Class A
Shares sold	1,322,752	2,638,195	$ 10,883,565	$ 27,871,103
Reinvestment of distributions	35,856	47,822	335,090	389,751
Shares redeemed	(1,814,783)	(409,267)	(15,997,123)	(4,315,737)
Net increase (decrease)	(456,175)	2,276,750	$ (4,778,468)	$ 23,945,117
Class T
Shares sold	433,994	1,279,457	$ 3,584,915	$ 11,375,150
Reinvestment of distributions	9,035	9,970	83,112	81,353
Shares redeemed	(770,380)	(431,602)	(6,262,244)	(3,878,420)
Net increase (decrease)	(327,351)	857,825	$ (2,594,217)	$ 7,578,083
Class B
Shares sold	146,209	271,854	$ 1,215,912	$ 2,451,167
Reinvestment of distributions	1,424	2,178	12,974	17,794
Shares redeemed	(202,886)	(66,302)	(1,674,990)	(798,370)
Net increase (decrease)	(55,253)	207,730	$ (446,104)	$ 1,670,591
Class C
Shares sold	166,263	290,474	$ 1,371,905	$ 2,829,293
Reinvestment of distributions	1,988	3,943	18,713	32,014
Shares redeemed	(106,663)	(69,872)	(833,697)	(719,269)
Net increase (decrease)	61,588	224,545	$ 556,921	$ 2,142,038

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

Transactions for each class of shares were as follows - continued:

	Shares		Dollars
Years ended January 31,	2010	2009	2010	2009
Large Cap Value
Shares sold	25,650,658	45,983,905	$ 207,572,088	$ 502,325,155
Reinvestment of distributions	1,489,624	2,580,327	13,920,603	21,132,879
Shares redeemed	(50,997,850)	(36,697,448)	(428,016,334)	(409,090,614)
Net increase (decrease)	(23,857,568)	11,866,784	$ (206,523,643)	$ 114,367,420
Institutional Class
Shares sold	157,684	164,623	$ 1,186,819	$ 1,810,331
Reinvestment of distributions	3,968	3,731	37,333	30,444
Shares redeemed	(91,300)	(73,670)	(793,924)	(824,931)
Net increase (decrease)	70,352	94,684	$ 430,228	$ 1,015,844

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also meet regularly in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1985

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

ALCVI-UANN-0310
1.838383.100

Fidelity®
Mid Cap Growth
Fund

Annual Report

January 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 stalled in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2010
Past 1 year

Past 5 years

Life of fund A

Fidelity® Mid Cap Growth Fund	47.37%	-2.03%	0.72%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Growth Fund, a class of the fund, on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Coming off one of its most dramatic turnarounds ever in 2009, the U.S. stock market gave back some gains as 2010 began. The rally that started in March of last year and continued through December was dampened a bit in January, when equities experienced some volatility. As the 12-month period began, U.S. stocks were sustaining significant declines amid fallout from the global financial crisis. However, in early March, companies hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement as both sharp cost cutting and unprecedented government intervention began to take hold. As profits improved, investors' appetite for equities returned. From March 9 through the end of '09, a roughly 65% rise in the S&P 500® Index wiped out the period's earlier losses. The slow start to 2010 did not prevent the major indexes from registering robust gains for the year ending January 31, 2010, as the S&P 500® advanced 33.14% and the Nasdaq Composite® Index rose 46.89%. Also during the period, the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 35.29%. On the capitalization and style spectrums, mid-cap stocks bested small-caps and large-caps, while growth-oriented equities outperformed value stocks.

Comments from Steven Calhoun, Portfolio Manager of Fidelity® Mid Cap Growth Fund: During the past year, the fund's Retail Class shares returned 47.37%, compared with 47.07% for the Russell Midcap® Growth Index. Versus the index, stock selection in health care aided performance, despite overweighting this lagging sector. My picks in technology and financials also helped, as did a negligible exposure to utilities. Further, a depreciating dollar boosted the fund's foreign holdings. Our top contributor - and largest holding - was medical device maker ArthroCare. Easing concerns about the company's accounting and strong business fundamentals aided this stock. Other contributors included China-based BYD Company, a maker of batteries for electric and hybrid cars, and AMAG Pharmaceuticals, both of which I sold. All three contributors I've mentioned were out-of-index positions. Conversely, my picks in the consumer discretionary, consumer staples and materials sectors hurt. A combination of weak picks and an underweighting in energy detracted as well. A sizable out-of-index position in Heckmann, a U.S.-based company that operates a bottled water business in China, struggled due to falling revenues and customer payment problems. Also detracting were fertilizer component producer Intrepid Potash and cardiovascular device maker St. Jude Medical, both of which I sold.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 to January 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During Period* August 1, 2009 to January 31, 2010
Class A	.98%
Actual		$ 1,000.00	$ 1,126.10	$ 5.25
HypotheticalA		$ 1,000.00	$ 1,020.27	$ 4.99
Class T	1.26%
Actual		$ 1,000.00	$ 1,124.10	$ 6.75
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.41
Class B	1.74%
Actual		$ 1,000.00	$ 1,121.50	$ 9.30
HypotheticalA		$ 1,000.00	$ 1,016.43	$ 8.84
Class C	1.73%
Actual		$ 1,000.00	$ 1,122.70	$ 9.26
HypotheticalA		$ 1,000.00	$ 1,016.48	$ 8.79
Mid Cap Growth	.74%
Actual		$ 1,000.00	$ 1,128.20	$ 3.97
HypotheticalA		$ 1,000.00	$ 1,021.48	$ 3.77
Institutional Class	.63%
Actual		$ 1,000.00	$ 1,128.20	$ 3.38
HypotheticalA		$ 1,000.00	$ 1,022.03	$ 3.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
ArthroCare Corp.	4.8	8.4
The Mosaic Co.	3.0	3.0
Heckmann Corp.	2.1	1.7
Edwards Lifesciences Corp.	2.0	0.9
Agilent Technologies, Inc.	2.0	0.0
Cyberonics, Inc.	2.0	1.0
Precision Castparts Corp.	1.9	2.0
Juniper Networks, Inc.	1.9	2.5
Abercrombie & Fitch Co. Class A	1.7	0.0
TJX Companies, Inc.	1.6	1.9
	23.0
Top Five Market Sectors as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.5	23.0
Health Care	19.3	20.9
Consumer Discretionary	17.7	16.6
Industrials	13.3	14.4
Energy	7.6	1.9
Asset Allocation (% of fund's net assets)
As of January 31, 2010*		As of July 31, 2009**
	Stocks 99.5%		Stocks 99.2%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.8%
* Foreign investments	11.8%	** Foreign investments	13.4%

Annual Report

Investments January 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 17.7%
Auto Components - 1.1%
Johnson Controls, Inc.	84,600	$ 2,354,418
Diversified Consumer Services - 1.1%
DeVry, Inc.	41,000	2,503,460
Hotels, Restaurants & Leisure - 2.2%
Las Vegas Sands Corp. (a)(c)	175,000	2,712,500
Starbucks Corp. (a)	99,100	2,159,389
		4,871,889
Household Durables - 1.1%
Harman International Industries, Inc.	68,600	2,438,730
Internet & Catalog Retail - 0.9%
Expedia, Inc. (a)	93,200	1,995,412
Media - 2.8%
Discovery Communications, Inc. (a)	55,000	1,631,300
Focus Media Holding Ltd. ADR (a)(c)	72,000	966,240
McGraw-Hill Companies, Inc.	84,000	2,977,800
VisionChina Media, Inc. ADR (a)	82,100	713,449
		6,288,789
Specialty Retail - 6.4%
Abercrombie & Fitch Co. Class A	119,300	3,762,722
Ross Stores, Inc.	52,600	2,415,918
TJX Companies, Inc.	92,800	3,527,328
Urban Outfitters, Inc. (a)	72,400	2,285,668
Zumiez, Inc. (a)(c)	175,600	2,235,388
		14,227,024
Textiles, Apparel & Luxury Goods - 2.1%
Hanesbrands, Inc. (a)	100,100	2,299,297
Polo Ralph Lauren Corp. Class A	28,800	2,361,600
		4,660,897
TOTAL CONSUMER DISCRETIONARY		39,340,619
CONSUMER STAPLES - 4.5%
Beverages - 2.1%
Heckmann Corp. (a)	942,500	4,589,975
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 2.4%
Bunge Ltd.	56,100	$ 3,298,119
Origin Agritech Ltd. (a)(c)	191,369	2,028,511
		5,326,630
TOTAL CONSUMER STAPLES		9,916,605
ENERGY - 7.6%
Energy Equipment & Services - 3.4%
Exterran Holdings, Inc. (a)	48,100	975,468
Helmerich & Payne, Inc.	50,200	2,099,866
Smith International, Inc.	79,100	2,398,312
Weatherford International Ltd. (a)	127,000	1,991,360
		7,465,006
Oil, Gas & Consumable Fuels - 4.2%
Alpha Natural Resources, Inc. (a)	47,400	1,924,914
Arch Coal, Inc.	89,100	1,877,337
CONSOL Energy, Inc.	51,200	2,386,432
Denbury Resources, Inc. (a)	152,200	2,062,310
Overseas Shipholding Group, Inc.	27,000	1,204,470
		9,455,463
TOTAL ENERGY		16,920,469
FINANCIALS - 6.7%
Capital Markets - 1.5%
Charles Schwab Corp.	122,600	2,242,354
Greenhill & Co., Inc.	15,400	1,198,120
		3,440,474
Commercial Banks - 2.2%
Regions Financial Corp.	350,000	2,222,500
SunTrust Banks, Inc.	106,500	2,591,145
		4,813,645
Diversified Financial Services - 2.3%
Moody's Corp.	111,600	3,079,044
MSCI, Inc. Class A (a)	69,100	2,042,596
		5,121,640
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.7%
Indiabulls Real Estate Ltd. (a)	393,368	$ 1,493,732
TOTAL FINANCIALS		14,869,491
HEALTH CARE - 19.3%
Biotechnology - 3.6%
Alexion Pharmaceuticals, Inc. (a)	40,000	1,854,800
Dendreon Corp. (a)(c)	74,000	2,049,800
Human Genome Sciences, Inc. (a)	42,000	1,111,740
Isis Pharmaceuticals, Inc. (a)	73,800	823,608
Vertex Pharmaceuticals, Inc. (a)	57,000	2,188,800
		8,028,748
Health Care Equipment & Supplies - 9.7%
ArthroCare Corp. (a)	399,379	10,643,451
Cyberonics, Inc. (a)	234,400	4,392,656
Edwards Lifesciences Corp. (a)	50,400	4,516,848
NuVasive, Inc. (a)(c)	74,200	2,047,920
		21,600,875
Health Care Providers & Services - 4.2%
Aetna, Inc.	74,700	2,238,759
CIGNA Corp.	73,700	2,488,849
Community Health Systems, Inc. (a)	67,100	2,188,802
Humana, Inc. (a)	49,100	2,387,242
		9,303,652
Health Care Technology - 1.0%
Cerner Corp. (a)	29,400	2,224,110
Pharmaceuticals - 0.8%
Inspire Pharmaceuticals, Inc. (a)	141,600	780,216
XenoPort, Inc. (a)	60,400	1,116,192
		1,896,408
TOTAL HEALTH CARE		43,053,793
INDUSTRIALS - 13.3%
Aerospace & Defense - 1.9%
Precision Castparts Corp.	41,300	4,346,825
Building Products - 1.1%
Lennox International, Inc.	62,100	2,373,462
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 2.5%
Fluor Corp.	68,800	$ 3,119,392
Jacobs Engineering Group, Inc. (a)	65,000	2,456,350
		5,575,742
Electrical Equipment - 1.0%
Cooper Industries PLC Class A	52,500	2,252,250
Machinery - 5.3%
AGCO Corp. (a)	68,600	2,120,426
Bucyrus International, Inc. Class A	41,000	2,147,580
Cummins, Inc.	46,700	2,108,972
Flowserve Corp.	24,300	2,191,131
IDEX Corp.	37,500	1,058,250
Joy Global, Inc.	48,000	2,195,520
		11,821,879
Road & Rail - 1.5%
CSX Corp.	75,700	3,244,502
TOTAL INDUSTRIALS		29,614,660
INFORMATION TECHNOLOGY - 24.5%
Communications Equipment - 1.9%
Juniper Networks, Inc. (a)	167,600	4,161,508
Computers & Peripherals - 1.8%
SanDisk Corp. (a)	79,400	2,018,348
Western Digital Corp. (a)	53,700	2,040,063
		4,058,411
Electronic Equipment & Components - 3.9%
Agilent Technologies, Inc.	159,200	4,462,376
Avnet, Inc. (a)	81,900	2,165,436
Digital Ally, Inc. (a)(c)	569,596	1,264,503
Maxwell Technologies, Inc. (a)(c)	48,000	700,800
		8,593,115
IT Services - 1.1%
MasterCard, Inc. Class A	9,900	2,474,010
Semiconductors & Semiconductor Equipment - 8.5%
Altera Corp.	154,600	3,296,072
ASM International NV (NASDAQ) (a)(c)	95,200	2,183,888
ASML Holding NV (NY Shares)	63,100	1,971,875
Broadcom Corp. Class A (a)	40,600	1,084,832
KLA-Tencor Corp.	62,776	1,770,283
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Marvell Technology Group Ltd. (a)	113,000	$ 1,969,590
National Semiconductor Corp.	163,900	2,173,314
NVIDIA Corp. (a)	155,800	2,397,762
Xilinx, Inc.	92,100	2,171,718
		19,019,334
Software - 7.3%
Activision Blizzard, Inc. (a)	216,600	2,200,656
ANSYS, Inc. (a)	55,600	2,327,416
Autonomy Corp. PLC (a)	93,400	2,313,619
BMC Software, Inc. (a)	91,000	3,516,240
Citrix Systems, Inc. (a)	56,700	2,355,885
Informatica Corp. (a)	99,300	2,352,417
VMware, Inc. Class A (a)	26,800	1,216,988
		16,283,221
TOTAL INFORMATION TECHNOLOGY		54,589,599
MATERIALS - 5.9%
Chemicals - 5.5%
Fertilizantes Fosfatados SA (PN) (a)	106,300	1,051,722
Intrepid Potash, Inc. (a)(c)	53,000	1,297,970
Potash Corp. of Saskatchewan, Inc.	32,300	3,199,491
The Mosaic Co.	125,600	6,720,856
		12,270,039
Metals & Mining - 0.4%
Randgold Resources Ltd. sponsored ADR	13,000	896,090
TOTAL MATERIALS		13,166,129
TOTAL COMMON STOCKS (Cost $206,078,019)		221,471,365
Money Market Funds - 5.1%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (d)	834,811	$ 834,811
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(d)	10,593,000	10,593,000
TOTAL MONEY MARKET FUNDS (Cost $11,427,811)		11,427,811
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $217,505,830)		232,899,176
NET OTHER ASSETS - (4.6)%		(10,321,698)
NET ASSETS - 100%		$ 222,577,478
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,846
Fidelity Securities Lending Cash Central Fund	126,820
Total	$ 135,666
Other Information

The following is a summary of the inputs used, as of January 31, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 39,340,619	$ 39,340,619	$ -	$ -
Consumer Staples	9,916,605	9,916,605	-	-
Energy	16,920,469	16,920,469	-	-
Financials	14,869,491	14,869,491	-	-
Health Care	43,053,793	43,053,793	-	-
Industrials	29,614,660	29,614,660	-	-
Information Technology	54,589,599	52,275,980	2,313,619	-
Materials	13,166,129	13,166,129	-	-
Money Market Funds	11,427,811	11,427,811	-	-
Total Investments in Securities:	$ 232,899,176	$ 230,585,557	$ 2,313,619	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 1,479,150
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(1,479,150)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.2%
Bermuda	2.4%
Netherlands	1.9%
Canada	1.4%
United Kingdom	1.0%
Ireland	1.0%
Others (individually less than 1%)	4.1%
100.0%
Income Tax Information
At January 31, 2010, the fund had a capital loss carryforward of approximately $97,163,532 of which $66,505,555 and $30,657,977 will expire on January 31, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2010
Assets
Investment in securities, at value (including securities loaned of $9,918,258) - See accompanying schedule: Unaffiliated issuers (cost $206,078,019)	$ 221,471,365
Fidelity Central Funds (cost $11,427,811)	11,427,811
Total Investments (cost $217,505,830)		$ 232,899,176
Receivable for investments sold		4,885,777
Receivable for fund shares sold		462,475
Dividends receivable		15,063
Distributions receivable from Fidelity Central Funds		14,555
Prepaid expenses		807
Other receivables		18,529
Total assets		238,296,382

Liabilities
Payable for investments purchased	$ 4,648,315
Payable for fund shares redeemed	288,666
Accrued management fee	63,792
Distribution fees payable	4,975
Other affiliated payables	72,767
Other payables and accrued expenses	47,389
Collateral on securities loaned, at value	10,593,000
Total liabilities		15,718,904

Net Assets		$ 222,577,478
Net Assets consist of:
Paid in capital		$ 304,722,706
Undistributed net investment income		9
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(97,537,677)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,392,440
Net Assets		$ 222,577,478

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,094,739 ÷ 649,904 shares)	$ 9.38

Maximum offering price per share (100/94.25 of $9.38)	$ 9.95
Class T: Net Asset Value and redemption price per share ($2,099,752 ÷ 224,991 shares)	$ 9.33

Maximum offering price per share (100/96.50 of $9.33)	$ 9.67
Class B: Net Asset Value and offering price per share ($1,059,073 ÷ 114,685 shares)A	$ 9.23

Class C: Net Asset Value and offering price per share ($2,029,452 ÷ 219,678 shares)A	$ 9.24

Mid Cap Growth: Net Asset Value, offering price and redemption price per share ($211,006,307 ÷ 22,379,832 shares)	$ 9.43

Institutional Class: Net Asset Value, offering price and redemption price per share ($288,155 ÷ 30,550 shares)	$ 9.43

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2010

Investment Income
Dividends		$ 1,045,861
Interest		7,021
Income from Fidelity Central Funds (including $126,820 from security lending)		135,666
Total income		1,188,548

Expenses
Management fee Basic fee	$ 1,073,229
Performance adjustment	(637,977)
Transfer agent fees	655,155
Distribution fees	37,364
Accounting and security lending fees	75,834
Custodian fees and expenses	32,909
Independent trustees' compensation	1,257
Registration fees	74,483
Audit	60,550
Legal	948
Miscellaneous	3,747
Total expenses before reductions	1,377,499
Expense reductions	(51,364)	1,326,135
Net investment income (loss)		(137,587)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	42,689,953
Foreign currency transactions	28,365
Total net realized gain (loss)		42,718,318
Change in net unrealized appreciation (depreciation) on: Investment securities	26,763,324
Assets and liabilities in foreign currencies	8,563
Total change in net unrealized appreciation (depreciation)		26,771,887
Net gain (loss)		69,490,205
Net increase (decrease) in net assets resulting from operations		$ 69,352,618

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2010	Year ended January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (137,587)	$ 1,321,784
Net realized gain (loss)	42,718,318	(119,997,403)
Change in net unrealized appreciation (depreciation)	26,771,887	(11,557,811)
Net increase (decrease) in net assets resulting from operations	69,352,618	(130,233,430)
Distributions to shareholders from net investment income	-	(1,335,128)
Distributions to shareholders from net realized gain	(44,716)	-
Total distributions	(44,716)	(1,335,128)
Share transactions - net increase (decrease)	12,158,920	(32,388,361)
Redemption fees	10,604	11,892
Total increase (decrease) in net assets	81,477,426	(163,945,027)

Net Assets
Beginning of period	141,100,052	305,045,079
End of period (including undistributed net investment income of $9 and undistributed net investment income of $20,332, respectively)	$ 222,577,478	$ 141,100,052

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.38	$ 12.19	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.03)	.03	(.05)
Net realized and unrealized gain (loss)	3.03	(5.79)	(1.30)
Total from investment operations	3.00	(5.76)	(1.35)
Distributions from net investment income	-	(.05)	-
Distributions from net realized gain	-	-	(.79)
Total distributions	-	(.05)	(.79)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 9.38	$ 6.38	$ 12.19
Total Return B, C, D	47.02%	(47.25)%	(9.95)%
Ratios to Average Net Assets F, I
Expenses before reductions	.95%	.95%	1.10% A
Expenses net of fee waivers, if any	.95%	.95%	1.10% A
Expenses net of all reductions	.93%	.94%	1.10% A
Net investment income (loss)	(.30)%	.29%	(.41)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,095	$ 1,623	$ 1,936
Portfolio turnover rate G	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.37	$ 12.14	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.05)	- J	(.09)
Net realized and unrealized gain (loss)	3.01	(5.75)	(1.31)
Total from investment operations	2.96	(5.75)	(1.40)
Distributions from net investment income	-	(.02)	-
Distributions from net realized gain	-	-	(.79)
Total distributions	-	(.02)	(.79)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 9.33	$ 6.37	$ 12.14
Total Return B, C, D	46.47%	(47.37)%	(10.30)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.26%	1.23%	1.36% A
Expenses net of fee waivers, if any	1.26%	1.23%	1.36% A
Expenses net of all reductions	1.23%	1.22%	1.36% A
Net investment income (loss)	(.61)%	-% K	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,100	$ 790	$ 591
Portfolio turnover rate G	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Amount represents less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.09)	(.05)	(.16)
Net realized and unrealized gain (loss)	2.99	(5.71)	(1.29)
Total from investment operations	2.90	(5.76)	(1.45)
Distributions from net realized gain	-	-	(.79)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 9.23	$ 6.33	$ 12.09
Total Return B, C, D	45.81%	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.70%	1.85% A
Expenses net of fee waivers, if any	1.70%	1.70%	1.85% A
Expenses net of all reductions	1.67%	1.69%	1.85% A
Net investment income (loss)	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,059	$ 245	$ 414
Portfolio turnover rate G	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.09)	(.04)	(.15)
Net realized and unrealized gain (loss)	3.00	(5.72)	(1.30)
Total from investment operations	2.91	(5.76)	(1.45)
Distributions from net realized gain	-	-	(.79)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 9.24	$ 6.33	$ 12.09
Total Return B, C, D	45.97%	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.69%	1.85% A
Expenses net of fee waivers, if any	1.70%	1.69%	1.85% A
Expenses net of all reductions	1.68%	1.68%	1.85% A
Net investment income (loss)	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,029	$ 699	$ 697
Portfolio turnover rate G	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Growth

Years ended January 31,

2010

2009

2008

2007

2006

Selected Per-Share Data
Net asset value, beginning of period	$ 6.40	$ 12.21	$ 14.31	$ 14.38	$ 11.58
Income from Investment Operations
Net investment income (loss) B	- G	.06	(.02)	(.04)	.01 E
Net realized and unrealized gain (loss)	3.03	(5.81)	(1.29)	.15	3.09
Total from investment operations	3.03	(5.75)	(1.31)	.11	3.10
Distributions from net investment income	-	(.06)	-	-	-
Distributions from net realized gain	- G	-	(.79)	(.18)	(.30)
Total distributions	- G	(.06)	(.79)	(.18)	(.30)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 9.43	$ 6.40	$ 12.21	$ 14.31	$ 14.38
Total Return A	47.37%	(47.09)%	(9.68)%	.80%	27.15%
Ratios to Average Net Assets C, F
Expenses before reductions	.70%	.69%	.83%	1.02%	1.04%
Expenses net of fee waivers, if any	.70%	.68%	.81%	1.00%	1.00%
Expenses net of all reductions	.67%	.67%	.81%	.99%	.95%
Net investment income (loss)	(.05)%	.55%	(.12)%	(.33)%	.07% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 211,006	$ 137,633	$ 301,225	$ 441,312	$ 349,982
Portfolio turnover rate D	249%	220%	245%	178%	173%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,

2010

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.40	$ 12.22	$ 14.33
Income from Investment Operations
Net investment income (loss) D	- I	.07	- I
Net realized and unrealized gain (loss)	3.04	(5.82)	(1.32)
Total from investment operations	3.04	(5.75)	(1.32)
Distributions from net investment income	-	(.07)	-
Distributions from net realized gain	(.01)	-	(.79)
Total distributions	(.01)	(.07)	(.79)
Redemption fees added to paid in capital D, I	-	-	-
Net asset value, end of period	$ 9.43	$ 6.40	$ 12.22
Total Return B, C	47.54%	(47.09)%	(9.74)%
Ratios to Average Net Assets E, H
Expenses before reductions	.61%	.59%	.72% A
Expenses net of fee waivers, if any	.61%	.59%	.72% A
Expenses net of all reductions	.59%	.59%	.72% A
Net investment income (loss)	.03%	.64%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 288	$ 109	$ 182
Portfolio turnover rate F	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2010

1. Organization.

Fidelity Mid Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Mid Cap Growth and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 25,488,717
Gross unrealized depreciation	(10,544,152)
Net unrealized appreciation (depreciation)	$ 14,944,565

Tax Cost	$ 217,954,611

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 74,647
Capital loss carryforward	$ (97,163,532)
Net unrealized appreciation (depreciation)	$ 14,943,659

The tax character of distributions paid was as follows:

	January 31, 2010	January 31, 2009
Ordinary Income	$ 44,716	$ 1,335,128

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $478,926,888 and $464,828,247, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Mid Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .23% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 9,584	$ -
Class T	.25%	.25%	6,474	3
Class B	.75%	.25%	8,700	6,524
Class C	.75%	.25%	12,606	5,938
			$ 37,364	$ 12,465

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,304
Class T	1,220
Class B*	2,110
Class C*	146
$ 12,780

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 13,133.34
Class T	5,118.40
Class B	3,008.34
Class C	4,304.34
Mid Cap Growth	629,101.34
Institutional Class	491.26
	$ 655,155

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,136 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $958 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $51,242 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $122.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2010	2009
From net investment income
Class A	$ -	$ 14,273
Class T	-	1,968
Mid Cap Growth	-	1,317,754
Institutional Class	-	1,133
Total	$ -	$ 1,335,128
From net realized gain
Mid Cap Growth	44,345	-
Institutional Class	371	-
Total	$ 44,716	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2010	2009	2010	2009
Class A
Shares sold	533,655	232,383	$ 4,486,157	$ 2,284,855
Reinvestment of distributions	-	2,090	-	13,483
Shares redeemed	(138,347)	(138,772)	(1,179,758)	(1,175,054)
Net increase (decrease)	395,308	95,701	$ 3,306,399	$ 1,123,284
Class T
Shares sold	135,660	177,102	$ 1,194,406	$ 1,789,056
Reinvestment of distributions	-	305	-	1,968
Shares redeemed	(34,798)	(101,966)	(270,289)	(1,020,095)
Net increase (decrease)	100,862	75,441	$ 924,117	$ 770,929
Class B
Shares sold	118,700	26,179	$ 821,029	$ 266,540
Shares redeemed	(42,769)	(21,641)	(344,278)	(226,101)
Net increase (decrease)	75,931	4,538	$ 476,751	$ 40,439
Class C
Shares sold	138,100	94,079	$ 1,170,096	$ 898,155
Shares redeemed	(28,916)	(41,257)	(214,424)	(422,041)
Net increase (decrease)	109,184	52,822	$ 955,672	$ 476,114
Mid Cap Growth
Shares sold	7,995,731	6,489,256	$ 65,688,737	$ 63,113,979
Reinvestment of distributions	4,547	199,852	43,649	1,293,008
Shares redeemed	(7,140,274)	(9,840,394)	(59,353,373)	(99,239,788)
Net increase (decrease)	860,004	(3,151,286)	$ 6,379,013	$ (34,832,801)
Institutional Class
Shares sold	25,521	22,665	$ 210,870	$ 208,884
Reinvestment of distributions	35	175	336	1,133
Shares redeemed	(12,044)	(20,698)	(94,238)	(176,343)
Net increase (decrease)	13,512	2,142	$ 116,968	$ 33,674

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1985

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Mid Cap Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Mid Cap Growth	03/08/10	03/05/10	$0.00	$0.004

Mid Cap Growth designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Mid Cap Growth designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section (h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

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Buying shares

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General Correspondence

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Annual Report

Investment Adviser

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MCG-UANN-0310
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(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Mid Cap Growth
Fund - Class A, Class T, Class B
and Class C

Annual Report

January 31, 2010

Class A, Class T, Class B, and Class C are classes of Fidelity®
Mid Cap Growth Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 stalled in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2010
Past 1 year

Past 5 years

Life of fundA

Class A (incl. 5.75% sales charge) B	38.57%	-3.32%	-0.09%
Class T (incl. 3.50% sales charge) C	41.34%	-3.05%	0.08%
Class B (incl. contingent deferred sales charge) D	40.81%	-2.98%	0.35%
Class C (incl. contingent deferred sales charge) E	44.97%	-2.60%	0.36%

A From November 15, 2001.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Growth Fund - Class A on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Coming off one of its most dramatic turnarounds ever in 2009, the U.S. stock market gave back some gains as 2010 began. The rally that started in March of last year and continued through December was dampened a bit in January, when equities experienced some volatility. As the 12-month period began, U.S. stocks were sustaining significant declines amid fallout from the global financial crisis. However, in early March, companies hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement as both sharp cost cutting and unprecedented government intervention began to take hold. As profits improved, investors' appetite for equities returned. From March 9 through the end of '09, a roughly 65% rise in the S&P 500® Index wiped out the period's earlier losses. The slow start to 2010 did not prevent the major indexes from registering robust gains for the year ending January 31, 2010, as the S&P 500® advanced 33.14% and the Nasdaq Composite® Index rose 46.89%. Also during the period, the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 35.29%. On the capitalization and style spectrums, mid-cap stocks bested small-caps and large-caps, while growth-oriented equities outperformed value stocks.

Comments from Steven Calhoun, Portfolio Manager of Fidelity Advisor Mid Cap Growth Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares rose 47.02%, 46.47%, 45.81% and 45.97%, respectively (excluding sales charges), compared with 47.07% for the Russell Midcap® Growth Index. Versus the index, stock selection in health care aided performance, despite overweighting this lagging sector. My picks in technology and financials also helped, as did a negligible exposure to utilities. Further, a depreciating dollar boosted the fund's foreign holdings. Our top contributor - and largest holding - was medical device maker ArthroCare. Easing concerns about the company's accounting and strong business fundamentals aided this stock. Other contributors included China-based BYD Company, a maker of batteries for electric and hybrid cars, and AMAG Pharmaceuticals, both of which I sold. All three contributors I've mentioned were out-of-index positions. Conversely, my picks in the consumer discretionary, consumer staples and materials sectors hurt. A combination of weak picks and an underweighting in energy detracted as well. A sizable out-of-index position in Heckmann, a U.S.-based company that operates a bottled water business in China, struggled due to falling revenues and customer payment problems. Also detracting were fertilizer component producer Intrepid Potash and cardiovascular device maker St. Jude Medical, both of which I sold.

Comments from Steven Calhoun, Portfolio Manager of Fidelity Advisor Mid Cap Growth Fund: During the past year, the fund's Institutional Class shares rose 47.54%, compared with 47.07% for the Russell Midcap® Growth Index. Versus the index, stock selection in health care aided performance, despite overweighting this lagging sector. My picks in technology and financials also helped, as did a negligible exposure to utilities. Further, a depreciating dollar boosted the fund's foreign holdings. Our top contributor - and largest holding - was medical device maker ArthroCare. Easing concerns about the company's accounting and strong business fundamentals aided this stock. Other contributors included China-based BYD Company, a maker of batteries for electric and hybrid cars, and AMAG Pharmaceuticals, both of which were sold. All three contributors I've mentioned were out-of-index positions. Conversely, my picks in the consumer discretionary, consumer staples and materials sectors hurt. A combination of weak picks and an underweighting in energy detracted as well. A sizable out-of-index position in Heckmann, a U.S.-based company that operates a bottled water business in China, struggled due to falling revenues and customer payment problems. Also detracting were fertilizer component producer Intrepid Potash and cardiovascular device maker St. Jude Medical, both of which I sold.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 to January 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During Period* August 1, 2009 to January 31, 2010
Class A	.98%
Actual		$ 1,000.00	$ 1,126.10	$ 5.25
HypotheticalA		$ 1,000.00	$ 1,020.27	$ 4.99
Class T	1.26%
Actual		$ 1,000.00	$ 1,124.10	$ 6.75
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.41
Class B	1.74%
Actual		$ 1,000.00	$ 1,121.50	$ 9.30
HypotheticalA		$ 1,000.00	$ 1,016.43	$ 8.84
Class C	1.73%
Actual		$ 1,000.00	$ 1,122.70	$ 9.26
HypotheticalA		$ 1,000.00	$ 1,016.48	$ 8.79
Mid Cap Growth	.74%
Actual		$ 1,000.00	$ 1,128.20	$ 3.97
HypotheticalA		$ 1,000.00	$ 1,021.48	$ 3.77
Institutional Class	.63%
Actual		$ 1,000.00	$ 1,128.20	$ 3.38
HypotheticalA		$ 1,000.00	$ 1,022.03	$ 3.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
ArthroCare Corp.	4.8	8.4
The Mosaic Co.	3.0	3.0
Heckmann Corp.	2.1	1.7
Edwards Lifesciences Corp.	2.0	0.9
Agilent Technologies, Inc.	2.0	0.0
Cyberonics, Inc.	2.0	1.0
Precision Castparts Corp.	1.9	2.0
Juniper Networks, Inc.	1.9	2.5
Abercrombie & Fitch Co. Class A	1.7	0.0
TJX Companies, Inc.	1.6	1.9
	23.0
Top Five Market Sectors as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.5	23.0
Health Care	19.3	20.9
Consumer Discretionary	17.7	16.6
Industrials	13.3	14.4
Energy	7.6	1.9
Asset Allocation (% of fund's net assets)
As of January 31, 2010*		As of July 31, 2009**
	Stocks 99.5%		Stocks 99.2%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.8%
* Foreign investments	11.8%	** Foreign investments	13.4%

Annual Report

Investments January 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 17.7%
Auto Components - 1.1%
Johnson Controls, Inc.	84,600	$ 2,354,418
Diversified Consumer Services - 1.1%
DeVry, Inc.	41,000	2,503,460
Hotels, Restaurants & Leisure - 2.2%
Las Vegas Sands Corp. (a)(c)	175,000	2,712,500
Starbucks Corp. (a)	99,100	2,159,389
		4,871,889
Household Durables - 1.1%
Harman International Industries, Inc.	68,600	2,438,730
Internet & Catalog Retail - 0.9%
Expedia, Inc. (a)	93,200	1,995,412
Media - 2.8%
Discovery Communications, Inc. (a)	55,000	1,631,300
Focus Media Holding Ltd. ADR (a)(c)	72,000	966,240
McGraw-Hill Companies, Inc.	84,000	2,977,800
VisionChina Media, Inc. ADR (a)	82,100	713,449
		6,288,789
Specialty Retail - 6.4%
Abercrombie & Fitch Co. Class A	119,300	3,762,722
Ross Stores, Inc.	52,600	2,415,918
TJX Companies, Inc.	92,800	3,527,328
Urban Outfitters, Inc. (a)	72,400	2,285,668
Zumiez, Inc. (a)(c)	175,600	2,235,388
		14,227,024
Textiles, Apparel & Luxury Goods - 2.1%
Hanesbrands, Inc. (a)	100,100	2,299,297
Polo Ralph Lauren Corp. Class A	28,800	2,361,600
		4,660,897
TOTAL CONSUMER DISCRETIONARY		39,340,619
CONSUMER STAPLES - 4.5%
Beverages - 2.1%
Heckmann Corp. (a)	942,500	4,589,975
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 2.4%
Bunge Ltd.	56,100	$ 3,298,119
Origin Agritech Ltd. (a)(c)	191,369	2,028,511
		5,326,630
TOTAL CONSUMER STAPLES		9,916,605
ENERGY - 7.6%
Energy Equipment & Services - 3.4%
Exterran Holdings, Inc. (a)	48,100	975,468
Helmerich & Payne, Inc.	50,200	2,099,866
Smith International, Inc.	79,100	2,398,312
Weatherford International Ltd. (a)	127,000	1,991,360
		7,465,006
Oil, Gas & Consumable Fuels - 4.2%
Alpha Natural Resources, Inc. (a)	47,400	1,924,914
Arch Coal, Inc.	89,100	1,877,337
CONSOL Energy, Inc.	51,200	2,386,432
Denbury Resources, Inc. (a)	152,200	2,062,310
Overseas Shipholding Group, Inc.	27,000	1,204,470
		9,455,463
TOTAL ENERGY		16,920,469
FINANCIALS - 6.7%
Capital Markets - 1.5%
Charles Schwab Corp.	122,600	2,242,354
Greenhill & Co., Inc.	15,400	1,198,120
		3,440,474
Commercial Banks - 2.2%
Regions Financial Corp.	350,000	2,222,500
SunTrust Banks, Inc.	106,500	2,591,145
		4,813,645
Diversified Financial Services - 2.3%
Moody's Corp.	111,600	3,079,044
MSCI, Inc. Class A (a)	69,100	2,042,596
		5,121,640
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.7%
Indiabulls Real Estate Ltd. (a)	393,368	$ 1,493,732
TOTAL FINANCIALS		14,869,491
HEALTH CARE - 19.3%
Biotechnology - 3.6%
Alexion Pharmaceuticals, Inc. (a)	40,000	1,854,800
Dendreon Corp. (a)(c)	74,000	2,049,800
Human Genome Sciences, Inc. (a)	42,000	1,111,740
Isis Pharmaceuticals, Inc. (a)	73,800	823,608
Vertex Pharmaceuticals, Inc. (a)	57,000	2,188,800
		8,028,748
Health Care Equipment & Supplies - 9.7%
ArthroCare Corp. (a)	399,379	10,643,451
Cyberonics, Inc. (a)	234,400	4,392,656
Edwards Lifesciences Corp. (a)	50,400	4,516,848
NuVasive, Inc. (a)(c)	74,200	2,047,920
		21,600,875
Health Care Providers & Services - 4.2%
Aetna, Inc.	74,700	2,238,759
CIGNA Corp.	73,700	2,488,849
Community Health Systems, Inc. (a)	67,100	2,188,802
Humana, Inc. (a)	49,100	2,387,242
		9,303,652
Health Care Technology - 1.0%
Cerner Corp. (a)	29,400	2,224,110
Pharmaceuticals - 0.8%
Inspire Pharmaceuticals, Inc. (a)	141,600	780,216
XenoPort, Inc. (a)	60,400	1,116,192
		1,896,408
TOTAL HEALTH CARE		43,053,793
INDUSTRIALS - 13.3%
Aerospace & Defense - 1.9%
Precision Castparts Corp.	41,300	4,346,825
Building Products - 1.1%
Lennox International, Inc.	62,100	2,373,462
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 2.5%
Fluor Corp.	68,800	$ 3,119,392
Jacobs Engineering Group, Inc. (a)	65,000	2,456,350
		5,575,742
Electrical Equipment - 1.0%
Cooper Industries PLC Class A	52,500	2,252,250
Machinery - 5.3%
AGCO Corp. (a)	68,600	2,120,426
Bucyrus International, Inc. Class A	41,000	2,147,580
Cummins, Inc.	46,700	2,108,972
Flowserve Corp.	24,300	2,191,131
IDEX Corp.	37,500	1,058,250
Joy Global, Inc.	48,000	2,195,520
		11,821,879
Road & Rail - 1.5%
CSX Corp.	75,700	3,244,502
TOTAL INDUSTRIALS		29,614,660
INFORMATION TECHNOLOGY - 24.5%
Communications Equipment - 1.9%
Juniper Networks, Inc. (a)	167,600	4,161,508
Computers & Peripherals - 1.8%
SanDisk Corp. (a)	79,400	2,018,348
Western Digital Corp. (a)	53,700	2,040,063
		4,058,411
Electronic Equipment & Components - 3.9%
Agilent Technologies, Inc.	159,200	4,462,376
Avnet, Inc. (a)	81,900	2,165,436
Digital Ally, Inc. (a)(c)	569,596	1,264,503
Maxwell Technologies, Inc. (a)(c)	48,000	700,800
		8,593,115
IT Services - 1.1%
MasterCard, Inc. Class A	9,900	2,474,010
Semiconductors & Semiconductor Equipment - 8.5%
Altera Corp.	154,600	3,296,072
ASM International NV (NASDAQ) (a)(c)	95,200	2,183,888
ASML Holding NV (NY Shares)	63,100	1,971,875
Broadcom Corp. Class A (a)	40,600	1,084,832
KLA-Tencor Corp.	62,776	1,770,283
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Marvell Technology Group Ltd. (a)	113,000	$ 1,969,590
National Semiconductor Corp.	163,900	2,173,314
NVIDIA Corp. (a)	155,800	2,397,762
Xilinx, Inc.	92,100	2,171,718
		19,019,334
Software - 7.3%
Activision Blizzard, Inc. (a)	216,600	2,200,656
ANSYS, Inc. (a)	55,600	2,327,416
Autonomy Corp. PLC (a)	93,400	2,313,619
BMC Software, Inc. (a)	91,000	3,516,240
Citrix Systems, Inc. (a)	56,700	2,355,885
Informatica Corp. (a)	99,300	2,352,417
VMware, Inc. Class A (a)	26,800	1,216,988
		16,283,221
TOTAL INFORMATION TECHNOLOGY		54,589,599
MATERIALS - 5.9%
Chemicals - 5.5%
Fertilizantes Fosfatados SA (PN) (a)	106,300	1,051,722
Intrepid Potash, Inc. (a)(c)	53,000	1,297,970
Potash Corp. of Saskatchewan, Inc.	32,300	3,199,491
The Mosaic Co.	125,600	6,720,856
		12,270,039
Metals & Mining - 0.4%
Randgold Resources Ltd. sponsored ADR	13,000	896,090
TOTAL MATERIALS		13,166,129
TOTAL COMMON STOCKS (Cost $206,078,019)		221,471,365
Money Market Funds - 5.1%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (d)	834,811	$ 834,811
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(d)	10,593,000	10,593,000
TOTAL MONEY MARKET FUNDS (Cost $11,427,811)		11,427,811
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $217,505,830)		232,899,176
NET OTHER ASSETS - (4.6)%		(10,321,698)
NET ASSETS - 100%		$ 222,577,478
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,846
Fidelity Securities Lending Cash Central Fund	126,820
Total	$ 135,666
Other Information

The following is a summary of the inputs used, as of January 31, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 39,340,619	$ 39,340,619	$ -	$ -
Consumer Staples	9,916,605	9,916,605	-	-
Energy	16,920,469	16,920,469	-	-
Financials	14,869,491	14,869,491	-	-
Health Care	43,053,793	43,053,793	-	-
Industrials	29,614,660	29,614,660	-	-
Information Technology	54,589,599	52,275,980	2,313,619	-
Materials	13,166,129	13,166,129	-	-
Money Market Funds	11,427,811	11,427,811	-	-
Total Investments in Securities:	$ 232,899,176	$ 230,585,557	$ 2,313,619	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 1,479,150
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(1,479,150)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.2%
Bermuda	2.4%
Netherlands	1.9%
Canada	1.4%
United Kingdom	1.0%
Ireland	1.0%
Others (individually less than 1%)	4.1%
100.0%
Income Tax Information
At January 31, 2010, the fund had a capital loss carryforward of approximately $97,163,532 of which $66,505,555 and $30,657,977 will expire on January 31, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2010
Assets
Investment in securities, at value (including securities loaned of $9,918,258) - See accompanying schedule: Unaffiliated issuers (cost $206,078,019)	$ 221,471,365
Fidelity Central Funds (cost $11,427,811)	11,427,811
Total Investments (cost $217,505,830)		$ 232,899,176
Receivable for investments sold		4,885,777
Receivable for fund shares sold		462,475
Dividends receivable		15,063
Distributions receivable from Fidelity Central Funds		14,555
Prepaid expenses		807
Other receivables		18,529
Total assets		238,296,382

Liabilities
Payable for investments purchased	$ 4,648,315
Payable for fund shares redeemed	288,666
Accrued management fee	63,792
Distribution fees payable	4,975
Other affiliated payables	72,767
Other payables and accrued expenses	47,389
Collateral on securities loaned, at value	10,593,000
Total liabilities		15,718,904

Net Assets		$ 222,577,478
Net Assets consist of:
Paid in capital		$ 304,722,706
Undistributed net investment income		9
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(97,537,677)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,392,440
Net Assets		$ 222,577,478

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,094,739 ÷ 649,904 shares)	$ 9.38

Maximum offering price per share (100/94.25 of $9.38)	$ 9.95
Class T: Net Asset Value and redemption price per share ($2,099,752 ÷ 224,991 shares)	$ 9.33

Maximum offering price per share (100/96.50 of $9.33)	$ 9.67
Class B: Net Asset Value and offering price per share ($1,059,073 ÷ 114,685 shares)A	$ 9.23

Class C: Net Asset Value and offering price per share ($2,029,452 ÷ 219,678 shares)A	$ 9.24

Mid Cap Growth: Net Asset Value, offering price and redemption price per share ($211,006,307 ÷ 22,379,832 shares)	$ 9.43

Institutional Class: Net Asset Value, offering price and redemption price per share ($288,155 ÷ 30,550 shares)	$ 9.43

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2010

Investment Income
Dividends		$ 1,045,861
Interest		7,021
Income from Fidelity Central Funds (including $126,820 from security lending)		135,666
Total income		1,188,548

Expenses
Management fee Basic fee	$ 1,073,229
Performance adjustment	(637,977)
Transfer agent fees	655,155
Distribution fees	37,364
Accounting and security lending fees	75,834
Custodian fees and expenses	32,909
Independent trustees' compensation	1,257
Registration fees	74,483
Audit	60,550
Legal	948
Miscellaneous	3,747
Total expenses before reductions	1,377,499
Expense reductions	(51,364)	1,326,135
Net investment income (loss)		(137,587)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	42,689,953
Foreign currency transactions	28,365
Total net realized gain (loss)		42,718,318
Change in net unrealized appreciation (depreciation) on: Investment securities	26,763,324
Assets and liabilities in foreign currencies	8,563
Total change in net unrealized appreciation (depreciation)		26,771,887
Net gain (loss)		69,490,205
Net increase (decrease) in net assets resulting from operations		$ 69,352,618

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2010	Year ended January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (137,587)	$ 1,321,784
Net realized gain (loss)	42,718,318	(119,997,403)
Change in net unrealized appreciation (depreciation)	26,771,887	(11,557,811)
Net increase (decrease) in net assets resulting from operations	69,352,618	(130,233,430)
Distributions to shareholders from net investment income	-	(1,335,128)
Distributions to shareholders from net realized gain	(44,716)	-
Total distributions	(44,716)	(1,335,128)
Share transactions - net increase (decrease)	12,158,920	(32,388,361)
Redemption fees	10,604	11,892
Total increase (decrease) in net assets	81,477,426	(163,945,027)

Net Assets
Beginning of period	141,100,052	305,045,079
End of period (including undistributed net investment income of $9 and undistributed net investment income of $20,332, respectively)	$ 222,577,478	$ 141,100,052

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.38	$ 12.19	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.03)	.03	(.05)
Net realized and unrealized gain (loss)	3.03	(5.79)	(1.30)
Total from investment operations	3.00	(5.76)	(1.35)
Distributions from net investment income	-	(.05)	-
Distributions from net realized gain	-	-	(.79)
Total distributions	-	(.05)	(.79)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 9.38	$ 6.38	$ 12.19
Total Return B, C, D	47.02%	(47.25)%	(9.95)%
Ratios to Average Net Assets F, I
Expenses before reductions	.95%	.95%	1.10% A
Expenses net of fee waivers, if any	.95%	.95%	1.10% A
Expenses net of all reductions	.93%	.94%	1.10% A
Net investment income (loss)	(.30)%	.29%	(.41)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,095	$ 1,623	$ 1,936
Portfolio turnover rate G	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.37	$ 12.14	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.05)	- J	(.09)
Net realized and unrealized gain (loss)	3.01	(5.75)	(1.31)
Total from investment operations	2.96	(5.75)	(1.40)
Distributions from net investment income	-	(.02)	-
Distributions from net realized gain	-	-	(.79)
Total distributions	-	(.02)	(.79)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 9.33	$ 6.37	$ 12.14
Total Return B, C, D	46.47%	(47.37)%	(10.30)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.26%	1.23%	1.36% A
Expenses net of fee waivers, if any	1.26%	1.23%	1.36% A
Expenses net of all reductions	1.23%	1.22%	1.36% A
Net investment income (loss)	(.61)%	-% K	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,100	$ 790	$ 591
Portfolio turnover rate G	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Amount represents less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.09)	(.05)	(.16)
Net realized and unrealized gain (loss)	2.99	(5.71)	(1.29)
Total from investment operations	2.90	(5.76)	(1.45)
Distributions from net realized gain	-	-	(.79)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 9.23	$ 6.33	$ 12.09
Total Return B, C, D	45.81%	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.70%	1.85% A
Expenses net of fee waivers, if any	1.70%	1.70%	1.85% A
Expenses net of all reductions	1.67%	1.69%	1.85% A
Net investment income (loss)	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,059	$ 245	$ 414
Portfolio turnover rate G	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.09)	(.04)	(.15)
Net realized and unrealized gain (loss)	3.00	(5.72)	(1.30)
Total from investment operations	2.91	(5.76)	(1.45)
Distributions from net realized gain	-	-	(.79)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 9.24	$ 6.33	$ 12.09
Total Return B, C, D	45.97%	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.69%	1.85% A
Expenses net of fee waivers, if any	1.70%	1.69%	1.85% A
Expenses net of all reductions	1.68%	1.68%	1.85% A
Net investment income (loss)	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,029	$ 699	$ 697
Portfolio turnover rate G	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Growth

Years ended January 31,

2010

2009

2008

2007

2006

Selected Per-Share Data
Net asset value, beginning of period	$ 6.40	$ 12.21	$ 14.31	$ 14.38	$ 11.58
Income from Investment Operations
Net investment income (loss) B	- G	.06	(.02)	(.04)	.01 E
Net realized and unrealized gain (loss)	3.03	(5.81)	(1.29)	.15	3.09
Total from investment operations	3.03	(5.75)	(1.31)	.11	3.10
Distributions from net investment income	-	(.06)	-	-	-
Distributions from net realized gain	- G	-	(.79)	(.18)	(.30)
Total distributions	- G	(.06)	(.79)	(.18)	(.30)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 9.43	$ 6.40	$ 12.21	$ 14.31	$ 14.38
Total Return A	47.37%	(47.09)%	(9.68)%	.80%	27.15%
Ratios to Average Net Assets C, F
Expenses before reductions	.70%	.69%	.83%	1.02%	1.04%
Expenses net of fee waivers, if any	.70%	.68%	.81%	1.00%	1.00%
Expenses net of all reductions	.67%	.67%	.81%	.99%	.95%
Net investment income (loss)	(.05)%	.55%	(.12)%	(.33)%	.07% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 211,006	$ 137,633	$ 301,225	$ 441,312	$ 349,982
Portfolio turnover rate D	249%	220%	245%	178%	173%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,

2010

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.40	$ 12.22	$ 14.33
Income from Investment Operations
Net investment income (loss) D	- I	.07	- I
Net realized and unrealized gain (loss)	3.04	(5.82)	(1.32)
Total from investment operations	3.04	(5.75)	(1.32)
Distributions from net investment income	-	(.07)	-
Distributions from net realized gain	(.01)	-	(.79)
Total distributions	(.01)	(.07)	(.79)
Redemption fees added to paid in capital D, I	-	-	-
Net asset value, end of period	$ 9.43	$ 6.40	$ 12.22
Total Return B, C	47.54%	(47.09)%	(9.74)%
Ratios to Average Net Assets E, H
Expenses before reductions	.61%	.59%	.72% A
Expenses net of fee waivers, if any	.61%	.59%	.72% A
Expenses net of all reductions	.59%	.59%	.72% A
Net investment income (loss)	.03%	.64%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 288	$ 109	$ 182
Portfolio turnover rate F	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2010

1. Organization.

Fidelity Mid Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Mid Cap Growth and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

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3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 25,488,717
Gross unrealized depreciation	(10,544,152)
Net unrealized appreciation (depreciation)	$ 14,944,565

Tax Cost	$ 217,954,611

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 74,647
Capital loss carryforward	$ (97,163,532)
Net unrealized appreciation (depreciation)	$ 14,943,659

The tax character of distributions paid was as follows:

	January 31, 2010	January 31, 2009
Ordinary Income	$ 44,716	$ 1,335,128

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $478,926,888 and $464,828,247, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Mid Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .23% of the Fund's average net assets.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 9,584	$ -
Class T	.25%	.25%	6,474	3
Class B	.75%	.25%	8,700	6,524
Class C	.75%	.25%	12,606	5,938
			$ 37,364	$ 12,465

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,304
Class T	1,220
Class B*	2,110
Class C*	146
$ 12,780

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 13,133.34
Class T	5,118.40
Class B	3,008.34
Class C	4,304.34
Mid Cap Growth	629,101.34
Institutional Class	491.26
	$ 655,155

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,136 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $958 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

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Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $51,242 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $122.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2010	2009
From net investment income
Class A	$ -	$ 14,273
Class T	-	1,968
Mid Cap Growth	-	1,317,754
Institutional Class	-	1,133
Total	$ -	$ 1,335,128
From net realized gain
Mid Cap Growth	44,345	-
Institutional Class	371	-
Total	$ 44,716	$ -

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10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2010	2009	2010	2009
Class A
Shares sold	533,655	232,383	$ 4,486,157	$ 2,284,855
Reinvestment of distributions	-	2,090	-	13,483
Shares redeemed	(138,347)	(138,772)	(1,179,758)	(1,175,054)
Net increase (decrease)	395,308	95,701	$ 3,306,399	$ 1,123,284
Class T
Shares sold	135,660	177,102	$ 1,194,406	$ 1,789,056
Reinvestment of distributions	-	305	-	1,968
Shares redeemed	(34,798)	(101,966)	(270,289)	(1,020,095)
Net increase (decrease)	100,862	75,441	$ 924,117	$ 770,929
Class B
Shares sold	118,700	26,179	$ 821,029	$ 266,540
Shares redeemed	(42,769)	(21,641)	(344,278)	(226,101)
Net increase (decrease)	75,931	4,538	$ 476,751	$ 40,439
Class C
Shares sold	138,100	94,079	$ 1,170,096	$ 898,155
Shares redeemed	(28,916)	(41,257)	(214,424)	(422,041)
Net increase (decrease)	109,184	52,822	$ 955,672	$ 476,114
Mid Cap Growth
Shares sold	7,995,731	6,489,256	$ 65,688,737	$ 63,113,979
Reinvestment of distributions	4,547	199,852	43,649	1,293,008
Shares redeemed	(7,140,274)	(9,840,394)	(59,353,373)	(99,239,788)
Net increase (decrease)	860,004	(3,151,286)	$ 6,379,013	$ (34,832,801)
Institutional Class
Shares sold	25,521	22,665	$ 210,870	$ 208,884
Reinvestment of distributions	35	175	336	1,133
Shares redeemed	(12,044)	(20,698)	(94,238)	(176,343)
Net increase (decrease)	13,512	2,142	$ 116,968	$ 33,674

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2010

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Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1985

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

AMCG-UANN-0310
1.838425.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Mid Cap Growth
Fund - Institutional Class

Annual Report

January 31, 2010

Institutional Class is a class of
Fidelity® Mid Cap Growth Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 stalled in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2010
Past 1 year

Past 5 years

Life of fundA

Institutional Class B	47.54%	-1.99%	0.74%

A From November 15, 2001.

B The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Growth Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Growth Fund - Institutional Class on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Coming off one of its most dramatic turnarounds ever in 2009, the U.S. stock market gave back some gains as 2010 began. The rally that started in March of last year and continued through December was dampened a bit in January, when equities experienced some volatility. As the 12-month period began, U.S. stocks were sustaining significant declines amid fallout from the global financial crisis. However, in early March, companies hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement as both sharp cost cutting and unprecedented government intervention began to take hold. As profits improved, investors' appetite for equities returned. From March 9 through the end of '09, a roughly 65% rise in the S&P 500® Index wiped out the period's earlier losses. The slow start to 2010 did not prevent the major indexes from registering robust gains for the year ending January 31, 2010, as the S&P 500® advanced 33.14% and the Nasdaq Composite® Index rose 46.89%. Also during the period, the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 35.29%. On the capitalization and style spectrums, mid-cap stocks bested small-caps and large-caps, while growth-oriented equities outperformed value stocks.

Comments from Steven Calhoun, Portfolio Manager of Fidelity Advisor Mid Cap Growth Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares rose 47.02%, 46.47%, 45.81% and 45.97%, respectively (excluding sales charges), compared with 47.07% for the Russell Midcap® Growth Index. Versus the index, stock selection in health care aided performance, despite overweighting this lagging sector. My picks in technology and financials also helped, as did a negligible exposure to utilities. Further, a depreciating dollar boosted the fund's foreign holdings. Our top contributor - and largest holding - was medical device maker ArthroCare. Easing concerns about the company's accounting and strong business fundamentals aided this stock. Other contributors included China-based BYD Company, a maker of batteries for electric and hybrid cars, and AMAG Pharmaceuticals, both of which I sold. All three contributors I've mentioned were out-of-index positions. Conversely, my picks in the consumer discretionary, consumer staples and materials sectors hurt. A combination of weak picks and an underweighting in energy detracted as well. A sizable out-of-index position in Heckmann, a U.S.-based company that operates a bottled water business in China, struggled due to falling revenues and customer payment problems. Also detracting were fertilizer component producer Intrepid Potash and cardiovascular device maker St. Jude Medical, both of which I sold.

Comments from Steven Calhoun, Portfolio Manager of Fidelity Advisor Mid Cap Growth Fund: During the past year, the fund's Institutional Class shares rose 47.54%, compared with 47.07% for the Russell Midcap® Growth Index. Versus the index, stock selection in health care aided performance, despite overweighting this lagging sector. My picks in technology and financials also helped, as did a negligible exposure to utilities. Further, a depreciating dollar boosted the fund's foreign holdings. Our top contributor - and largest holding - was medical device maker ArthroCare. Easing concerns about the company's accounting and strong business fundamentals aided this stock. Other contributors included China-based BYD Company, a maker of batteries for electric and hybrid cars, and AMAG Pharmaceuticals, both of which were sold. All three contributors I've mentioned were out-of-index positions. Conversely, my picks in the consumer discretionary, consumer staples and materials sectors hurt. A combination of weak picks and an underweighting in energy detracted as well. A sizable out-of-index position in Heckmann, a U.S.-based company that operates a bottled water business in China, struggled due to falling revenues and customer payment problems. Also detracting were fertilizer component producer Intrepid Potash and cardiovascular device maker St. Jude Medical, both of which I sold.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 to January 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During Period* August 1, 2009 to January 31, 2010
Class A	.98%
Actual		$ 1,000.00	$ 1,126.10	$ 5.25
HypotheticalA		$ 1,000.00	$ 1,020.27	$ 4.99
Class T	1.26%
Actual		$ 1,000.00	$ 1,124.10	$ 6.75
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.41
Class B	1.74%
Actual		$ 1,000.00	$ 1,121.50	$ 9.30
HypotheticalA		$ 1,000.00	$ 1,016.43	$ 8.84
Class C	1.73%
Actual		$ 1,000.00	$ 1,122.70	$ 9.26
HypotheticalA		$ 1,000.00	$ 1,016.48	$ 8.79
Mid Cap Growth	.74%
Actual		$ 1,000.00	$ 1,128.20	$ 3.97
HypotheticalA		$ 1,000.00	$ 1,021.48	$ 3.77
Institutional Class	.63%
Actual		$ 1,000.00	$ 1,128.20	$ 3.38
HypotheticalA		$ 1,000.00	$ 1,022.03	$ 3.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
ArthroCare Corp.	4.8	8.4
The Mosaic Co.	3.0	3.0
Heckmann Corp.	2.1	1.7
Edwards Lifesciences Corp.	2.0	0.9
Agilent Technologies, Inc.	2.0	0.0
Cyberonics, Inc.	2.0	1.0
Precision Castparts Corp.	1.9	2.0
Juniper Networks, Inc.	1.9	2.5
Abercrombie & Fitch Co. Class A	1.7	0.0
TJX Companies, Inc.	1.6	1.9
	23.0
Top Five Market Sectors as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.5	23.0
Health Care	19.3	20.9
Consumer Discretionary	17.7	16.6
Industrials	13.3	14.4
Energy	7.6	1.9
Asset Allocation (% of fund's net assets)
As of January 31, 2010*		As of July 31, 2009**
	Stocks 99.5%		Stocks 99.2%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.8%
* Foreign investments	11.8%	** Foreign investments	13.4%

Annual Report

Investments January 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 17.7%
Auto Components - 1.1%
Johnson Controls, Inc.	84,600	$ 2,354,418
Diversified Consumer Services - 1.1%
DeVry, Inc.	41,000	2,503,460
Hotels, Restaurants & Leisure - 2.2%
Las Vegas Sands Corp. (a)(c)	175,000	2,712,500
Starbucks Corp. (a)	99,100	2,159,389
		4,871,889
Household Durables - 1.1%
Harman International Industries, Inc.	68,600	2,438,730
Internet & Catalog Retail - 0.9%
Expedia, Inc. (a)	93,200	1,995,412
Media - 2.8%
Discovery Communications, Inc. (a)	55,000	1,631,300
Focus Media Holding Ltd. ADR (a)(c)	72,000	966,240
McGraw-Hill Companies, Inc.	84,000	2,977,800
VisionChina Media, Inc. ADR (a)	82,100	713,449
		6,288,789
Specialty Retail - 6.4%
Abercrombie & Fitch Co. Class A	119,300	3,762,722
Ross Stores, Inc.	52,600	2,415,918
TJX Companies, Inc.	92,800	3,527,328
Urban Outfitters, Inc. (a)	72,400	2,285,668
Zumiez, Inc. (a)(c)	175,600	2,235,388
		14,227,024
Textiles, Apparel & Luxury Goods - 2.1%
Hanesbrands, Inc. (a)	100,100	2,299,297
Polo Ralph Lauren Corp. Class A	28,800	2,361,600
		4,660,897
TOTAL CONSUMER DISCRETIONARY		39,340,619
CONSUMER STAPLES - 4.5%
Beverages - 2.1%
Heckmann Corp. (a)	942,500	4,589,975
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 2.4%
Bunge Ltd.	56,100	$ 3,298,119
Origin Agritech Ltd. (a)(c)	191,369	2,028,511
		5,326,630
TOTAL CONSUMER STAPLES		9,916,605
ENERGY - 7.6%
Energy Equipment & Services - 3.4%
Exterran Holdings, Inc. (a)	48,100	975,468
Helmerich & Payne, Inc.	50,200	2,099,866
Smith International, Inc.	79,100	2,398,312
Weatherford International Ltd. (a)	127,000	1,991,360
		7,465,006
Oil, Gas & Consumable Fuels - 4.2%
Alpha Natural Resources, Inc. (a)	47,400	1,924,914
Arch Coal, Inc.	89,100	1,877,337
CONSOL Energy, Inc.	51,200	2,386,432
Denbury Resources, Inc. (a)	152,200	2,062,310
Overseas Shipholding Group, Inc.	27,000	1,204,470
		9,455,463
TOTAL ENERGY		16,920,469
FINANCIALS - 6.7%
Capital Markets - 1.5%
Charles Schwab Corp.	122,600	2,242,354
Greenhill & Co., Inc.	15,400	1,198,120
		3,440,474
Commercial Banks - 2.2%
Regions Financial Corp.	350,000	2,222,500
SunTrust Banks, Inc.	106,500	2,591,145
		4,813,645
Diversified Financial Services - 2.3%
Moody's Corp.	111,600	3,079,044
MSCI, Inc. Class A (a)	69,100	2,042,596
		5,121,640
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.7%
Indiabulls Real Estate Ltd. (a)	393,368	$ 1,493,732
TOTAL FINANCIALS		14,869,491
HEALTH CARE - 19.3%
Biotechnology - 3.6%
Alexion Pharmaceuticals, Inc. (a)	40,000	1,854,800
Dendreon Corp. (a)(c)	74,000	2,049,800
Human Genome Sciences, Inc. (a)	42,000	1,111,740
Isis Pharmaceuticals, Inc. (a)	73,800	823,608
Vertex Pharmaceuticals, Inc. (a)	57,000	2,188,800
		8,028,748
Health Care Equipment & Supplies - 9.7%
ArthroCare Corp. (a)	399,379	10,643,451
Cyberonics, Inc. (a)	234,400	4,392,656
Edwards Lifesciences Corp. (a)	50,400	4,516,848
NuVasive, Inc. (a)(c)	74,200	2,047,920
		21,600,875
Health Care Providers & Services - 4.2%
Aetna, Inc.	74,700	2,238,759
CIGNA Corp.	73,700	2,488,849
Community Health Systems, Inc. (a)	67,100	2,188,802
Humana, Inc. (a)	49,100	2,387,242
		9,303,652
Health Care Technology - 1.0%
Cerner Corp. (a)	29,400	2,224,110
Pharmaceuticals - 0.8%
Inspire Pharmaceuticals, Inc. (a)	141,600	780,216
XenoPort, Inc. (a)	60,400	1,116,192
		1,896,408
TOTAL HEALTH CARE		43,053,793
INDUSTRIALS - 13.3%
Aerospace & Defense - 1.9%
Precision Castparts Corp.	41,300	4,346,825
Building Products - 1.1%
Lennox International, Inc.	62,100	2,373,462
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 2.5%
Fluor Corp.	68,800	$ 3,119,392
Jacobs Engineering Group, Inc. (a)	65,000	2,456,350
		5,575,742
Electrical Equipment - 1.0%
Cooper Industries PLC Class A	52,500	2,252,250
Machinery - 5.3%
AGCO Corp. (a)	68,600	2,120,426
Bucyrus International, Inc. Class A	41,000	2,147,580
Cummins, Inc.	46,700	2,108,972
Flowserve Corp.	24,300	2,191,131
IDEX Corp.	37,500	1,058,250
Joy Global, Inc.	48,000	2,195,520
		11,821,879
Road & Rail - 1.5%
CSX Corp.	75,700	3,244,502
TOTAL INDUSTRIALS		29,614,660
INFORMATION TECHNOLOGY - 24.5%
Communications Equipment - 1.9%
Juniper Networks, Inc. (a)	167,600	4,161,508
Computers & Peripherals - 1.8%
SanDisk Corp. (a)	79,400	2,018,348
Western Digital Corp. (a)	53,700	2,040,063
		4,058,411
Electronic Equipment & Components - 3.9%
Agilent Technologies, Inc.	159,200	4,462,376
Avnet, Inc. (a)	81,900	2,165,436
Digital Ally, Inc. (a)(c)	569,596	1,264,503
Maxwell Technologies, Inc. (a)(c)	48,000	700,800
		8,593,115
IT Services - 1.1%
MasterCard, Inc. Class A	9,900	2,474,010
Semiconductors & Semiconductor Equipment - 8.5%
Altera Corp.	154,600	3,296,072
ASM International NV (NASDAQ) (a)(c)	95,200	2,183,888
ASML Holding NV (NY Shares)	63,100	1,971,875
Broadcom Corp. Class A (a)	40,600	1,084,832
KLA-Tencor Corp.	62,776	1,770,283
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Marvell Technology Group Ltd. (a)	113,000	$ 1,969,590
National Semiconductor Corp.	163,900	2,173,314
NVIDIA Corp. (a)	155,800	2,397,762
Xilinx, Inc.	92,100	2,171,718
		19,019,334
Software - 7.3%
Activision Blizzard, Inc. (a)	216,600	2,200,656
ANSYS, Inc. (a)	55,600	2,327,416
Autonomy Corp. PLC (a)	93,400	2,313,619
BMC Software, Inc. (a)	91,000	3,516,240
Citrix Systems, Inc. (a)	56,700	2,355,885
Informatica Corp. (a)	99,300	2,352,417
VMware, Inc. Class A (a)	26,800	1,216,988
		16,283,221
TOTAL INFORMATION TECHNOLOGY		54,589,599
MATERIALS - 5.9%
Chemicals - 5.5%
Fertilizantes Fosfatados SA (PN) (a)	106,300	1,051,722
Intrepid Potash, Inc. (a)(c)	53,000	1,297,970
Potash Corp. of Saskatchewan, Inc.	32,300	3,199,491
The Mosaic Co.	125,600	6,720,856
		12,270,039
Metals & Mining - 0.4%
Randgold Resources Ltd. sponsored ADR	13,000	896,090
TOTAL MATERIALS		13,166,129
TOTAL COMMON STOCKS (Cost $206,078,019)		221,471,365
Money Market Funds - 5.1%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (d)	834,811	$ 834,811
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(d)	10,593,000	10,593,000
TOTAL MONEY MARKET FUNDS (Cost $11,427,811)		11,427,811
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $217,505,830)		232,899,176
NET OTHER ASSETS - (4.6)%		(10,321,698)
NET ASSETS - 100%		$ 222,577,478
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,846
Fidelity Securities Lending Cash Central Fund	126,820
Total	$ 135,666
Other Information

The following is a summary of the inputs used, as of January 31, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 39,340,619	$ 39,340,619	$ -	$ -
Consumer Staples	9,916,605	9,916,605	-	-
Energy	16,920,469	16,920,469	-	-
Financials	14,869,491	14,869,491	-	-
Health Care	43,053,793	43,053,793	-	-
Industrials	29,614,660	29,614,660	-	-
Information Technology	54,589,599	52,275,980	2,313,619	-
Materials	13,166,129	13,166,129	-	-
Money Market Funds	11,427,811	11,427,811	-	-
Total Investments in Securities:	$ 232,899,176	$ 230,585,557	$ 2,313,619	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 1,479,150
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(1,479,150)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.2%
Bermuda	2.4%
Netherlands	1.9%
Canada	1.4%
United Kingdom	1.0%
Ireland	1.0%
Others (individually less than 1%)	4.1%
100.0%
Income Tax Information
At January 31, 2010, the fund had a capital loss carryforward of approximately $97,163,532 of which $66,505,555 and $30,657,977 will expire on January 31, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2010
Assets
Investment in securities, at value (including securities loaned of $9,918,258) - See accompanying schedule: Unaffiliated issuers (cost $206,078,019)	$ 221,471,365
Fidelity Central Funds (cost $11,427,811)	11,427,811
Total Investments (cost $217,505,830)		$ 232,899,176
Receivable for investments sold		4,885,777
Receivable for fund shares sold		462,475
Dividends receivable		15,063
Distributions receivable from Fidelity Central Funds		14,555
Prepaid expenses		807
Other receivables		18,529
Total assets		238,296,382

Liabilities
Payable for investments purchased	$ 4,648,315
Payable for fund shares redeemed	288,666
Accrued management fee	63,792
Distribution fees payable	4,975
Other affiliated payables	72,767
Other payables and accrued expenses	47,389
Collateral on securities loaned, at value	10,593,000
Total liabilities		15,718,904

Net Assets		$ 222,577,478
Net Assets consist of:
Paid in capital		$ 304,722,706
Undistributed net investment income		9
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(97,537,677)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,392,440
Net Assets		$ 222,577,478

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,094,739 ÷ 649,904 shares)	$ 9.38

Maximum offering price per share (100/94.25 of $9.38)	$ 9.95
Class T: Net Asset Value and redemption price per share ($2,099,752 ÷ 224,991 shares)	$ 9.33

Maximum offering price per share (100/96.50 of $9.33)	$ 9.67
Class B: Net Asset Value and offering price per share ($1,059,073 ÷ 114,685 shares)A	$ 9.23

Class C: Net Asset Value and offering price per share ($2,029,452 ÷ 219,678 shares)A	$ 9.24

Mid Cap Growth: Net Asset Value, offering price and redemption price per share ($211,006,307 ÷ 22,379,832 shares)	$ 9.43

Institutional Class: Net Asset Value, offering price and redemption price per share ($288,155 ÷ 30,550 shares)	$ 9.43

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2010

Investment Income
Dividends		$ 1,045,861
Interest		7,021
Income from Fidelity Central Funds (including $126,820 from security lending)		135,666
Total income		1,188,548

Expenses
Management fee Basic fee	$ 1,073,229
Performance adjustment	(637,977)
Transfer agent fees	655,155
Distribution fees	37,364
Accounting and security lending fees	75,834
Custodian fees and expenses	32,909
Independent trustees' compensation	1,257
Registration fees	74,483
Audit	60,550
Legal	948
Miscellaneous	3,747
Total expenses before reductions	1,377,499
Expense reductions	(51,364)	1,326,135
Net investment income (loss)		(137,587)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	42,689,953
Foreign currency transactions	28,365
Total net realized gain (loss)		42,718,318
Change in net unrealized appreciation (depreciation) on: Investment securities	26,763,324
Assets and liabilities in foreign currencies	8,563
Total change in net unrealized appreciation (depreciation)		26,771,887
Net gain (loss)		69,490,205
Net increase (decrease) in net assets resulting from operations		$ 69,352,618

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2010	Year ended January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (137,587)	$ 1,321,784
Net realized gain (loss)	42,718,318	(119,997,403)
Change in net unrealized appreciation (depreciation)	26,771,887	(11,557,811)
Net increase (decrease) in net assets resulting from operations	69,352,618	(130,233,430)
Distributions to shareholders from net investment income	-	(1,335,128)
Distributions to shareholders from net realized gain	(44,716)	-
Total distributions	(44,716)	(1,335,128)
Share transactions - net increase (decrease)	12,158,920	(32,388,361)
Redemption fees	10,604	11,892
Total increase (decrease) in net assets	81,477,426	(163,945,027)

Net Assets
Beginning of period	141,100,052	305,045,079
End of period (including undistributed net investment income of $9 and undistributed net investment income of $20,332, respectively)	$ 222,577,478	$ 141,100,052

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.38	$ 12.19	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.03)	.03	(.05)
Net realized and unrealized gain (loss)	3.03	(5.79)	(1.30)
Total from investment operations	3.00	(5.76)	(1.35)
Distributions from net investment income	-	(.05)	-
Distributions from net realized gain	-	-	(.79)
Total distributions	-	(.05)	(.79)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 9.38	$ 6.38	$ 12.19
Total Return B, C, D	47.02%	(47.25)%	(9.95)%
Ratios to Average Net Assets F, I
Expenses before reductions	.95%	.95%	1.10% A
Expenses net of fee waivers, if any	.95%	.95%	1.10% A
Expenses net of all reductions	.93%	.94%	1.10% A
Net investment income (loss)	(.30)%	.29%	(.41)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,095	$ 1,623	$ 1,936
Portfolio turnover rate G	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.37	$ 12.14	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.05)	- J	(.09)
Net realized and unrealized gain (loss)	3.01	(5.75)	(1.31)
Total from investment operations	2.96	(5.75)	(1.40)
Distributions from net investment income	-	(.02)	-
Distributions from net realized gain	-	-	(.79)
Total distributions	-	(.02)	(.79)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 9.33	$ 6.37	$ 12.14
Total Return B, C, D	46.47%	(47.37)%	(10.30)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.26%	1.23%	1.36% A
Expenses net of fee waivers, if any	1.26%	1.23%	1.36% A
Expenses net of all reductions	1.23%	1.22%	1.36% A
Net investment income (loss)	(.61)%	-% K	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,100	$ 790	$ 591
Portfolio turnover rate G	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Amount represents less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.09)	(.05)	(.16)
Net realized and unrealized gain (loss)	2.99	(5.71)	(1.29)
Total from investment operations	2.90	(5.76)	(1.45)
Distributions from net realized gain	-	-	(.79)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 9.23	$ 6.33	$ 12.09
Total Return B, C, D	45.81%	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.70%	1.85% A
Expenses net of fee waivers, if any	1.70%	1.70%	1.85% A
Expenses net of all reductions	1.67%	1.69%	1.85% A
Net investment income (loss)	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,059	$ 245	$ 414
Portfolio turnover rate G	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.09)	(.04)	(.15)
Net realized and unrealized gain (loss)	3.00	(5.72)	(1.30)
Total from investment operations	2.91	(5.76)	(1.45)
Distributions from net realized gain	-	-	(.79)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 9.24	$ 6.33	$ 12.09
Total Return B, C, D	45.97%	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.69%	1.85% A
Expenses net of fee waivers, if any	1.70%	1.69%	1.85% A
Expenses net of all reductions	1.68%	1.68%	1.85% A
Net investment income (loss)	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,029	$ 699	$ 697
Portfolio turnover rate G	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Growth

Years ended January 31,

2010

2009

2008

2007

2006

Selected Per-Share Data
Net asset value, beginning of period	$ 6.40	$ 12.21	$ 14.31	$ 14.38	$ 11.58
Income from Investment Operations
Net investment income (loss) B	- G	.06	(.02)	(.04)	.01 E
Net realized and unrealized gain (loss)	3.03	(5.81)	(1.29)	.15	3.09
Total from investment operations	3.03	(5.75)	(1.31)	.11	3.10
Distributions from net investment income	-	(.06)	-	-	-
Distributions from net realized gain	- G	-	(.79)	(.18)	(.30)
Total distributions	- G	(.06)	(.79)	(.18)	(.30)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 9.43	$ 6.40	$ 12.21	$ 14.31	$ 14.38
Total Return A	47.37%	(47.09)%	(9.68)%	.80%	27.15%
Ratios to Average Net Assets C, F
Expenses before reductions	.70%	.69%	.83%	1.02%	1.04%
Expenses net of fee waivers, if any	.70%	.68%	.81%	1.00%	1.00%
Expenses net of all reductions	.67%	.67%	.81%	.99%	.95%
Net investment income (loss)	(.05)%	.55%	(.12)%	(.33)%	.07% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 211,006	$ 137,633	$ 301,225	$ 441,312	$ 349,982
Portfolio turnover rate D	249%	220%	245%	178%	173%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,

2010

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 6.40	$ 12.22	$ 14.33
Income from Investment Operations
Net investment income (loss) D	- I	.07	- I
Net realized and unrealized gain (loss)	3.04	(5.82)	(1.32)
Total from investment operations	3.04	(5.75)	(1.32)
Distributions from net investment income	-	(.07)	-
Distributions from net realized gain	(.01)	-	(.79)
Total distributions	(.01)	(.07)	(.79)
Redemption fees added to paid in capital D, I	-	-	-
Net asset value, end of period	$ 9.43	$ 6.40	$ 12.22
Total Return B, C	47.54%	(47.09)%	(9.74)%
Ratios to Average Net Assets E, H
Expenses before reductions	.61%	.59%	.72% A
Expenses net of fee waivers, if any	.61%	.59%	.72% A
Expenses net of all reductions	.59%	.59%	.72% A
Net investment income (loss)	.03%	.64%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 288	$ 109	$ 182
Portfolio turnover rate F	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2010

1. Organization.

Fidelity Mid Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Mid Cap Growth and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 25,488,717
Gross unrealized depreciation	(10,544,152)
Net unrealized appreciation (depreciation)	$ 14,944,565

Tax Cost	$ 217,954,611

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 74,647
Capital loss carryforward	$ (97,163,532)
Net unrealized appreciation (depreciation)	$ 14,943,659

The tax character of distributions paid was as follows:

	January 31, 2010	January 31, 2009
Ordinary Income	$ 44,716	$ 1,335,128

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $478,926,888 and $464,828,247, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Mid Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .23% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 9,584	$ -
Class T	.25%	.25%	6,474	3
Class B	.75%	.25%	8,700	6,524
Class C	.75%	.25%	12,606	5,938
			$ 37,364	$ 12,465

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,304
Class T	1,220
Class B*	2,110
Class C*	146
$ 12,780

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 13,133.34
Class T	5,118.40
Class B	3,008.34
Class C	4,304.34
Mid Cap Growth	629,101.34
Institutional Class	491.26
	$ 655,155

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,136 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $958 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $51,242 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $122.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2010	2009
From net investment income
Class A	$ -	$ 14,273
Class T	-	1,968
Mid Cap Growth	-	1,317,754
Institutional Class	-	1,133
Total	$ -	$ 1,335,128
From net realized gain
Mid Cap Growth	44,345	-
Institutional Class	371	-
Total	$ 44,716	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2010	2009	2010	2009
Class A
Shares sold	533,655	232,383	$ 4,486,157	$ 2,284,855
Reinvestment of distributions	-	2,090	-	13,483
Shares redeemed	(138,347)	(138,772)	(1,179,758)	(1,175,054)
Net increase (decrease)	395,308	95,701	$ 3,306,399	$ 1,123,284
Class T
Shares sold	135,660	177,102	$ 1,194,406	$ 1,789,056
Reinvestment of distributions	-	305	-	1,968
Shares redeemed	(34,798)	(101,966)	(270,289)	(1,020,095)
Net increase (decrease)	100,862	75,441	$ 924,117	$ 770,929
Class B
Shares sold	118,700	26,179	$ 821,029	$ 266,540
Shares redeemed	(42,769)	(21,641)	(344,278)	(226,101)
Net increase (decrease)	75,931	4,538	$ 476,751	$ 40,439
Class C
Shares sold	138,100	94,079	$ 1,170,096	$ 898,155
Shares redeemed	(28,916)	(41,257)	(214,424)	(422,041)
Net increase (decrease)	109,184	52,822	$ 955,672	$ 476,114
Mid Cap Growth
Shares sold	7,995,731	6,489,256	$ 65,688,737	$ 63,113,979
Reinvestment of distributions	4,547	199,852	43,649	1,293,008
Shares redeemed	(7,140,274)	(9,840,394)	(59,353,373)	(99,239,788)
Net increase (decrease)	860,004	(3,151,286)	$ 6,379,013	$ (34,832,801)
Institutional Class
Shares sold	25,521	22,665	$ 210,870	$ 208,884
Reinvestment of distributions	35	175	336	1,133
Shares redeemed	(12,044)	(20,698)	(94,238)	(176,343)
Net increase (decrease)	13,512	2,142	$ 116,968	$ 33,674

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1985

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Mid Cap Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	03/08/10	03/05/10	$0.0	$0.005

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section (h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

AMCGI-UANN-0310
1.838418.100

Fidelity®
Mid Cap Value
Fund

Annual Report

January 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 stalled in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2010
Past 1 year

Past 5 years

Life of fund A

Fidelity® Mid Cap Value Fund	46.06%	1.20%	5.56%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value Fund, a class of the fund, on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Coming off one of its most dramatic turnarounds ever in 2009, the U.S. stock market gave back some gains as 2010 began. The rally that started in March of last year and continued through December was dampened a bit in January, when equities experienced some volatility. As the 12-month period began, U.S. stocks were sustaining significant declines amid fallout from the global financial crisis. However, in early March, companies hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement as both sharp cost cutting and unprecedented government intervention began to take hold. As profits improved, investors' appetite for equities returned. From March 9 through the end of '09, a roughly 65% rise in the S&P 500® Index wiped out the period's earlier losses. The slow start to 2010 did not prevent the major indexes from registering robust gains for the year ending January 31, 2010, as the S&P 500® advanced 33.14% and the Nasdaq Composite® Index rose 46.89%. Also during the period, the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 35.29%. On the capitalization and style spectrums, mid-cap stocks bested small-caps and large-caps, while growth-oriented equities outperformed value stocks.

Comments from Bruce Dirks, Portfolio Manager of Fidelity® Mid Cap Value Fund: For the year ending January 31, 2010, the fund's Retail Class shares returned 46.06% versus 45.58% for the Russell Midcap® Value Index. The fund performed relatively well thanks to the solid work by Fidelity's equity research analysts, which led me to take sizable positions in many stocks that beat the index. Overall, market positioning dampened results slightly, as did a small average cash position in a rallying market. Stock selection in consumer discretionary, financials, technology, industrials and materials contributed the most. The benefit of good stock picking in consumer discretionary was partially reduced by inadequate exposure to the automobiles/components and media industries, both of which substantially outperformed the index. Favorable security selection in technology was modestly offset by underweighting the strong-performing semiconductors and semiconductor equipment group. Top-contributing holdings included real estate investment trust SL Green Realty, diversified chemicals producer Ashland and specialty truck maker Oshkosh. Stock picks in health care, consumer staples, energy and telecommunication services detracted the most. Adverse selection in consumer staples was mitigated somewhat by underweighting the weak-performing food and staples retailing industry. Detractors included underweighting automaker Ford Motor - which was sold during the period - and untimely trading in the stock of commercial lender CapitalSource.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 to January 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During Period* August 1, 2009 to January 31, 2010
Class A	1.23%
Actual		$ 1,000.00	$ 1,172.10	$ 6.73
HypotheticalA		$ 1,000.00	$ 1,019.00	$ 6.26
Class T	1.49%
Actual		$ 1,000.00	$ 1,170.40	$ 8.15
HypotheticalA		$ 1,000.00	$ 1,017.69	$ 7.58
Class B	1.99%
Actual		$ 1,000.00	$ 1,168.10	$ 10.87
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 10.11
Class C	1.98%
Actual		$ 1,000.00	$ 1,168.10	$ 10.82
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 10.06
Mid Cap Value	.96%
Actual		$ 1,000.00	$ 1,174.30	$ 5.26
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Institutional Class	.97%
Actual		$ 1,000.00	$ 1,173.90	$ 5.32
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Sempra Energy	1.8	1.8
CBS Corp. Class B	1.5	0.0
NRG Energy, Inc.	1.5	1.3
Macy's, Inc.	1.5	1.3
Whirlpool Corp.	1.4	1.2
Genworth Financial, Inc. Class A	1.4	1.0
Qwest Communications International, Inc.	1.4	1.1
Nabors Industries Ltd.	1.4	0.9
Lincoln National Corp.	1.3	1.1
Annaly Capital Management, Inc.	1.3	1.2
	14.5
Top Five Market Sectors as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.3	25.8
Consumer Discretionary	12.3	12.2
Utilities	10.9	11.9
Industrials	10.8	10.9
Energy	9.5	9.8
Asset Allocation (% of fund's net assets)
As of January 31, 2010*		As of July 31, 2009**
	Stocks 99.6%		Stocks 99.6%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	7.1%	** Foreign investments	13.1%

Annual Report

Investments January 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
CONSUMER DISCRETIONARY - 12.3%
Auto Components - 0.9%
TRW Automotive Holdings Corp. (a)	181,700	$ 4,184,551
Automobiles - 0.6%
Thor Industries, Inc.	87,100	2,765,425
Diversified Consumer Services - 0.5%
Regis Corp.	168,100	2,677,833
Hotels, Restaurants & Leisure - 1.1%
Wyndham Worldwide Corp.	260,100	5,459,499
Household Durables - 1.4%
Whirlpool Corp.	89,800	6,751,164
Media - 2.0%
CBS Corp. Class B	578,900	7,485,177
Time Warner Cable, Inc.	57,600	2,510,784
		9,995,961
Multiline Retail - 1.5%
Macy's, Inc.	452,800	7,213,104
Specialty Retail - 2.3%
Gymboree Corp. (a)	61,300	2,391,313
RadioShack Corp.	291,600	5,692,032
Signet Jewelers Ltd. (a)	125,100	3,422,736
		11,506,081
Textiles, Apparel & Luxury Goods - 2.0%
Hanesbrands, Inc. (a)	217,200	4,989,084
Phillips-Van Heusen Corp.	127,300	5,001,617
		9,990,701
TOTAL CONSUMER DISCRETIONARY		60,544,319
CONSUMER STAPLES - 6.4%
Beverages - 2.5%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	221,900	3,568,152
Dr Pepper Snapple Group, Inc.	173,100	4,787,946
Molson Coors Brewing Co. Class B	97,700	4,103,400
		12,459,498
Food & Staples Retailing - 1.1%
Safeway, Inc.	248,100	5,569,845
Food Products - 1.0%
Bunge Ltd.	84,600	4,973,634
Personal Products - 1.8%
Herbalife Ltd.	60,800	2,362,080
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - continued
NBTY, Inc. (a)	92,300	$ 4,110,119
Nu Skin Enterprises, Inc. Class A	90,200	2,096,248
		8,568,447
TOTAL CONSUMER STAPLES		31,571,424
ENERGY - 9.5%
Energy Equipment & Services - 6.3%
Atwood Oceanics, Inc. (a)	76,300	2,557,576
Helmerich & Payne, Inc.	126,300	5,283,129
Nabors Industries Ltd. (a)	297,900	6,643,170
Oil States International, Inc. (a)	148,500	5,470,740
Parker Drilling Co. (a)	533,300	2,565,173
Pride International, Inc. (a)	148,200	4,386,720
Unit Corp. (a)	85,300	3,884,562
		30,791,070
Oil, Gas & Consumable Fuels - 3.2%
Alpha Natural Resources, Inc. (a)	53,200	2,160,452
Holly Corp.	99,100	2,586,510
Massey Energy Co.	60,200	2,318,904
Newfield Exploration Co. (a)	129,800	6,352,412
Southern Union Co.	98,900	2,179,756
		15,598,034
TOTAL ENERGY		46,389,104
FINANCIALS - 28.3%
Capital Markets - 0.9%
Invesco Ltd.	237,900	4,591,470
Commercial Banks - 5.8%
Associated Banc-Corp.	404,100	5,140,152
Comerica, Inc.	182,300	6,291,173
Fifth Third Bancorp	456,900	5,683,836
Regions Financial Corp.	760,000	4,826,000
SunTrust Banks, Inc.	260,300	6,333,099
		28,274,260
Consumer Finance - 3.3%
AmeriCredit Corp. (a)(c)	257,100	5,391,387
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - continued
Capital One Financial Corp.	123,400	$ 4,548,524
Discover Financial Services	446,600	6,109,488
		16,049,399
Insurance - 9.8%
Assurant, Inc.	199,300	6,263,999
Conseco, Inc. (a)	961,600	4,577,216
Endurance Specialty Holdings Ltd.	77,400	2,787,948
Everest Re Group Ltd.	48,700	4,175,538
Genworth Financial, Inc. Class A (a)	484,400	6,704,096
Lincoln National Corp.	269,200	6,616,936
RenaissanceRe Holdings Ltd.	64,100	3,472,938
Unum Group	306,400	5,996,248
Validus Holdings Ltd.	121,500	3,219,750
XL Capital Ltd. Class A	254,000	4,259,580
		48,074,249
Real Estate Investment Trusts - 7.6%
Annaly Capital Management, Inc.	379,100	6,588,758
Digital Realty Trust, Inc.	50,400	2,419,200
Franklin Street Properties Corp.	175,711	2,206,930
HRPT Properties Trust (SBI)	676,000	4,508,920
ProLogis Trust	507,400	6,393,240
SL Green Realty Corp.	123,700	5,627,113
The Macerich Co. (c)	169,099	5,216,704
Ventas, Inc.	108,700	4,587,140
		37,548,005
Thrifts & Mortgage Finance - 0.9%
First Niagara Financial Group, Inc.	328,400	4,508,932
TOTAL FINANCIALS		139,046,315
HEALTH CARE - 4.8%
Health Care Equipment & Supplies - 1.0%
Cooper Companies, Inc.	69,100	2,440,612
Inverness Medical Innovations, Inc. (a)	62,200	2,511,014
		4,951,626
Health Care Providers & Services - 2.0%
CIGNA Corp.	123,400	4,167,218
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Community Health Systems, Inc. (a)	70,400	$ 2,296,448
Humana, Inc. (a)	66,200	3,218,644
		9,682,310
Pharmaceuticals - 1.8%
King Pharmaceuticals, Inc. (a)	242,900	2,917,229
Mylan, Inc. (a)(c)	140,000	2,552,200
Watson Pharmaceuticals, Inc. (a)	86,500	3,319,005
		8,788,434
TOTAL HEALTH CARE		23,422,370
INDUSTRIALS - 10.8%
Aerospace & Defense - 1.7%
Alliant Techsystems, Inc. (a)	44,600	3,522,062
Goodrich Corp.	40,300	2,494,973
Precision Castparts Corp.	22,700	2,389,175
		8,406,210
Building Products - 1.1%
Owens Corning (a)	210,600	5,418,738
Commercial Services & Supplies - 0.9%
R.R. Donnelley & Sons Co.	222,500	4,409,950
Construction & Engineering - 0.7%
Fluor Corp.	80,800	3,663,472
Electrical Equipment - 0.9%
General Cable Corp. (a)(c)	145,500	4,234,050
Machinery - 4.9%
Crane Co.	90,500	2,762,060
Cummins, Inc.	93,600	4,226,976
Ingersoll-Rand Co. Ltd.	71,900	2,333,874
Navistar International Corp. (a)	73,200	2,707,668
Oshkosh Co.	170,600	6,153,542
SPX Corp.	58,000	3,157,520
Trinity Industries, Inc.	159,700	2,497,708
		23,839,348
Road & Rail - 0.6%
Kansas City Southern (a)	97,200	2,886,840
TOTAL INDUSTRIALS		52,858,608
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 7.3%
Communications Equipment - 0.7%
CommScope, Inc. (a)	118,200	$ 3,216,222
Computers & Peripherals - 2.0%
NCR Corp. (a)	212,100	2,538,837
Seagate Technology	214,300	3,585,239
Western Digital Corp. (a)	101,800	3,867,382
		9,991,458
Electronic Equipment & Components - 1.1%
Jabil Circuit, Inc.	176,200	2,551,376
Vishay Intertechnology, Inc. (a)	340,700	2,568,878
		5,120,254
IT Services - 1.5%
Computer Sciences Corp. (a)	93,300	4,786,290
Convergys Corp. (a)	248,300	2,656,810
		7,443,100
Semiconductors & Semiconductor Equipment - 1.5%
Fairchild Semiconductor International, Inc. (a)	321,200	2,884,376
Micron Technology, Inc. (a)	524,200	4,571,024
		7,455,400
Software - 0.5%
Sybase, Inc. (a)	59,700	2,427,999
TOTAL INFORMATION TECHNOLOGY		35,654,433
MATERIALS - 7.4%
Chemicals - 4.9%
Ashland, Inc.	145,900	5,895,819
Celanese Corp. Class A	153,200	4,458,120
Lubrizol Corp.	65,200	4,804,588
Terra Industries, Inc.	126,300	3,991,080
W.R. Grace & Co. (a)	199,100	4,754,508
		23,904,115
Containers & Packaging - 1.6%
Ball Corp.	61,200	3,108,348
Owens-Illinois, Inc. (a)	178,900	4,869,658
		7,978,006
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.9%
Reliance Steel & Aluminum Co.	108,900	$ 4,436,586
TOTAL MATERIALS		36,318,707
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.4%
Qwest Communications International, Inc.	1,589,800	6,693,058
Wireless Telecommunication Services - 0.5%
U.S. Cellular Corp. (a)	69,600	2,545,272
TOTAL TELECOMMUNICATION SERVICES		9,238,330
UTILITIES - 10.9%
Electric Utilities - 1.2%
Allegheny Energy, Inc.	135,000	2,828,250
NV Energy, Inc.	249,700	2,876,544
		5,704,794
Gas Utilities - 2.2%
Energen Corp.	112,400	4,939,980
Questar Corp.	146,200	6,064,376
		11,004,356
Independent Power Producers & Energy Traders - 3.5%
AES Corp.	381,900	4,823,397
Constellation Energy Group, Inc.	154,100	4,974,348
NRG Energy, Inc. (a)	300,200	7,237,822
		17,035,567
Multi-Utilities - 4.0%
CenterPoint Energy, Inc.	200,700	2,799,765
CMS Energy Corp.	367,800	5,579,526
PG&E Corp.	59,700	2,521,728
Sempra Energy	176,800	8,972,600
		19,873,619
TOTAL UTILITIES		53,618,336
TOTAL COMMON STOCKS (Cost $436,241,659)		488,661,946
Money Market Funds - 3.4%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (d)	2,895,515	$ 2,895,515
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(d)	14,044,914	14,044,914
TOTAL MONEY MARKET FUNDS (Cost $16,940,429)		16,940,429
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $453,182,088)		505,602,375
NET OTHER ASSETS - (3.0)%		(14,868,587)
NET ASSETS - 100%		$ 490,733,788
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,675
Fidelity Securities Lending Cash Central Fund	177,606
Total	$ 185,281
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At January 31, 2010, the fund had a capital loss carryforward of approximately $227,509,930 of which $142,309,837 and $85,200,093 will expire on January 31, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2010

Assets
Investment in securities, at value (including securities loaned of $13,566,902) - See accompanying schedule: Unaffiliated issuers (cost $436,241,659)	$ 488,661,946
Fidelity Central Funds (cost $16,940,429)	16,940,429
Total Investments (cost $453,182,088)		$ 505,602,375
Receivable for investments sold		6,431,879
Receivable for fund shares sold		487,358
Dividends receivable		127,425
Distributions receivable from Fidelity Central Funds		1,604
Prepaid expenses		1,844
Other receivables		16,130
Total assets		512,668,615

Liabilities
Payable for investments purchased	$ 6,927,420
Payable for fund shares redeemed	503,864
Accrued management fee	256,009
Distribution fees payable	7,048
Other affiliated payables	146,766
Other payables and accrued expenses	48,806
Collateral on securities loaned, at value	14,044,914
Total liabilities		21,934,827

Net Assets		$ 490,733,788
Net Assets consist of:
Paid in capital		$ 671,349,527
Accumulated undistributed net realized gain (loss) on investments		(233,036,026)
Net unrealized appreciation (depreciation) on investments		52,420,287
Net Assets		$ 490,733,788

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,639,521 ÷ 861,509 shares)	$ 12.35

Maximum offering price per share (100/94.25 of $12.35)	$ 13.10
Class T: Net Asset Value and redemption price per share ($4,009,973 ÷ 324,977 shares)	$ 12.34

Maximum offering price per share (100/96.50 of $12.34)	$ 12.79
Class B: Net Asset Value and offering price per share ($1,153,739 ÷ 93,648 shares)A	$ 12.32

Class C: Net Asset Value and offering price per share ($2,292,832 ÷ 186,832 shares)A	$ 12.27

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($469,476,184 ÷ 37,831,263 shares)	$ 12.41

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,161,539 ÷ 255,742 shares)	$ 12.36

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2010

Investment Income
Dividends		$ 7,917,681
Interest		15
Income from Fidelity Central Funds		185,281
Total income		8,102,977

Expenses
Management fee Basic fee	$ 2,497,620
Performance adjustment	(96,819)
Transfer agent fees	1,467,966
Distribution fees	65,724
Accounting and security lending fees	177,464
Custodian fees and expenses	26,707
Independent trustees' compensation	2,995
Registration fees	78,947
Audit	53,869
Legal	2,279
Miscellaneous	9,931
Total expenses before reductions	4,286,683
Expense reductions	(42,302)	4,244,381
Net investment income (loss)		3,858,596
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,716,307
Capital gain distributions from Fidelity Central Funds	1,318
Total net realized gain (loss)		26,717,625
Change in net unrealized appreciation (depreciation) on investment securities		139,387,730
Net gain (loss)		166,105,355
Net increase (decrease) in net assets resulting from operations		$ 169,963,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2010	Year ended January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,858,596	$ 5,959,078
Net realized gain (loss)	26,717,625	(224,093,527)
Change in net unrealized appreciation (depreciation)	139,387,730	(76,632,308)
Net increase (decrease) in net assets resulting from operations	169,963,951	(294,766,757)
Distributions to shareholders from net investment income	(4,284,750)	(6,653,128)
Distributions to shareholders from net realized gain	-	(337)
Total distributions	(4,284,750)	(6,653,465)
Share transactions - net increase (decrease)	(45,044,410)	(81,315,615)
Redemption fees	14,039	13,835
Total increase (decrease) in net assets	120,648,830	(382,722,002)

Net Assets
Beginning of period	370,084,958	752,806,960
End of period	$ 490,733,788	$ 370,084,958

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 8.53	$ 15.05	$ 17.63
Income from Investment Operations
Net investment income (loss) E	.07	.09	.03
Net realized and unrealized gain (loss)	3.84	(6.47)	(1.78)
Total from investment operations	3.91	(6.38)	(1.75)
Distributions from net investment income	(.09)	(.14)	(.06)
Distributions from net realized gain	-	- J	(.77)
Total distributions	(.09)	(.14)	(.83)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 12.35	$ 8.53	$ 15.05
Total Return B, C, D	45.79%	(42.40)%	(10.28)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.21%	1.12%	1.14% A
Expenses net of fee waivers, if any	1.21%	1.12%	1.14% A
Expenses net of all reductions	1.20%	1.12%	1.13% A
Net investment income (loss)	.62%	.71%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,640	$ 6,404	$ 7,445
Portfolio turnover rate G	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 8.53	$ 15.04	$ 17.63
Income from Investment Operations
Net investment income (loss) E	.04	.06	(.02)
Net realized and unrealized gain (loss)	3.84	(6.46)	(1.76)
Total from investment operations	3.88	(6.40)	(1.78)
Distributions from net investment income	(.07)	(.11)	(.04)
Distributions from net realized gain	-	-	(.77)
Total distributions	(.07)	(.11)	(.81)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 12.34	$ 8.53	$ 15.04
Total Return B, C, D	45.44%	(42.57)%	(10.46)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.47%	1.38%	1.39% A
Expenses net of fee waivers, if any	1.47%	1.38%	1.39% A
Expenses net of all reductions	1.46%	1.38%	1.39% A
Net investment income (loss)	.36%	.45%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,010	$ 2,413	$ 3,714
Portfolio turnover rate G	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 8.53	$ 14.99	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.01)	(.01)	(.10)
Net realized and unrealized gain (loss)	3.82	(6.40)	(1.76)
Total from investment operations	3.81	(6.41)	(1.86)
Distributions from net investment income	(.02)	(.05)	(.01)
Distributions from net realized gain	-	-	(.77)
Total distributions	(.02)	(.05)	(.78)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 12.32	$ 8.53	$ 14.99
Total Return B, C, D	44.61%	(42.79)%	(10.88)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.97%	1.87%	1.89% A
Expenses net of fee waivers, if any	1.97%	1.87%	1.89% A
Expenses net of all reductions	1.96%	1.87%	1.89% A
Net investment income (loss)	(.14)%	(.04)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,154	$ 763	$ 1,304
Portfolio turnover rate G	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 8.50	$ 14.98	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.01)	-	(.10)
Net realized and unrealized gain (loss)	3.80	(6.41)	(1.77)
Total from investment operations	3.79	(6.41)	(1.87)
Distributions from net investment income	(.02)	(.07)	(.01)
Distributions from net realized gain	-	-	(.77)
Total distributions	(.02)	(.07)	(.78)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 12.27	$ 8.50	$ 14.98
Total Return B, C, D	44.56%	(42.79)%	(10.94)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.96%	1.86%	1.90% A
Expenses net of fee waivers, if any	1.96%	1.86%	1.90% A
Expenses net of all reductions	1.95%	1.86%	1.90% A
Net investment income (loss)	(.13)%	(.03)%	(.60)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,293	$ 1,232	$ 1,658
Portfolio turnover rate G	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,

2010

2009

2008

2007

2006

Selected Per-Share Data
Net asset value, beginning of period	$ 8.57	$ 15.09	$ 17.18	$ 15.65	$ 14.14
Income from Investment Operations
Net investment income (loss) B	.09	.13	.08	.09	.16 E
Net realized and unrealized gain (loss)	3.86	(6.49)	(1.34)	1.98	2.59
Total from investment operations	3.95	(6.36)	(1.26)	2.07	2.75
Distributions from net investment income	(.11)	(.16)	(.06)	(.09)	(.10)
Distributions from net realized gain	-	- G	(.77)	(.45)	(1.15)
Total distributions	(.11)	(.16)	(.83)	(.54)	(1.24) H
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 12.41	$ 8.57	$ 15.09	$ 17.18	$ 15.65
Total Return A	46.06%	(42.19)%	(7.67)%	13.48%	19.97%
Ratios to Average Net Assets C, F
Expenses before reductions	.95%	.85%	.83%	.84%	.86%
Expenses net of fee waivers, if any	.95%	.84%	.82%	.84%	.86%
Expenses net of all reductions	.94%	.84%	.82%	.84%	.81%
Net investment income (loss)	.88%	.99%	.47%	.56%	1.08% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 469,476	$ 358,380	$ 737,234	$ 678,794	$ 365,817
Portfolio turnover rate D	202%	268%	264%	187%	207%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .81%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.24 per share is comprised of distributions from net investment income of $0.095 and distributions from net realized gain of $1.145 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,

2010

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 8.54	$ 15.06	$ 17.63
Income from Investment Operations
Net investment income (loss) D	.10	.12	.07
Net realized and unrealized gain (loss)	3.84	(6.48)	(1.78)
Total from investment operations	3.94	(6.36)	(1.71)
Distributions from net investment income	(.12)	(.16)	(.09)
Distributions from net realized gain	-	-	(.77)
Total distributions	(.12)	(.16)	(.86)
Redemption fees added to paid in capital D, I	-	-	-
Net asset value, end of period	$ 12.36	$ 8.54	$ 15.06
Total Return B, C	46.12%	(42.26)%	(10.06)%
Ratios to Average Net Assets E, H
Expenses before reductions	.96%	.87%	.89% A
Expenses net of fee waivers, if any	.96%	.87%	.89% A
Expenses net of all reductions	.95%	.87%	.88% A
Net investment income (loss)	.87%	.96%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,162	$ 894	$ 1,452
Portfolio turnover rate F	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2010

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Mid Cap Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds ,including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE),normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 68,213,911
Gross unrealized depreciation	(21,319,720)
Net unrealized appreciation (depreciation)	$ 46,894,191

Tax Cost	$ 458,708,184

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (227,509,930)
Net unrealized appreciation (depreciation)	$ 46,894,191

The tax character of distributions paid was as follows:

	January 31, 2010	January 31, 2009
Ordinary Income	$ 4,284,750	$ 6,653,128
Long-term Capital Gains	-	337
Total	$ 4,284,750	$ 6,653,465

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $882,294,725 and $926,421,155, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Mid Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .54% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 22,399	$ 1,904
Class T	.25%	.25%	16,052	-
Class B	.75%	.25%	9,667	7,250
Class C	.75%	.25%	17,606	4,030
			$ 65,724	$ 13,184

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,910
Class T	1,160
Class B*	3,093
Class C*	181
$ 11,344

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets*
Class A	$ 30,859.34
Class T	11,241.35
Class B	3,356.35
Class C	6,038.34
Mid Cap Value	1,410,053.33
Institutional Class	6,419.34
	$ 1,467,966

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,105 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,332 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $177,606.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $42,302 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2010	2009
From net investment income
Class A	$ 74,628	$ 101,584
Class T	21,222	33,331
Class B	1,384	3,956
Class C	3,068	10,614
Mid Cap Value	4,156,210	6,486,758
Institutional Class	28,238	16,885
Total	$ 4,284,750	$ 6,653,128
From net realized gain
Class A	$ -	$ 8
Mid Cap Value	-	329
Total	$ -	$ 337

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2010	2009	2010	2009
Class A
Shares sold	405,327	516,793	$ 4,046,751	$ 6,454,575
Reinvestment of distributions	5,669	10,427	70,300	91,240
Shares redeemed	(299,931)	(271,437)	(3,199,239)	(3,408,758)
Net increase (decrease)	111,065	255,783	$ 917,812	$ 3,137,057
Class T
Shares sold	131,444	149,480	$ 1,389,171	$ 1,776,169
Reinvestment of distributions	1,669	3,723	20,679	32,575
Shares redeemed	(90,831)	(117,537)	(912,462)	(1,390,148)
Net increase (decrease)	42,282	35,666	$ 497,388	$ 418,596
Class B
Shares sold	30,513	43,650	$ 313,997	$ 477,470
Reinvestment of distributions	109	435	1,344	3,806
Shares redeemed	(26,417)	(41,649)	(267,301)	(562,129)
Net increase (decrease)	4,205	2,436	$ 48,040	$ (80,853)

Annual Report

10. Share Transactions - continued

Transactions for each class of shares were as follows - continued:

	Shares		Dollars
Years ended January 31,	2010	2009	2010	2009
Class C
Shares sold	109,584	95,890	$ 1,171,720	$ 1,109,702
Reinvestment of distributions	231	1,126	2,846	9,818
Shares redeemed	(67,939)	(62,740)	(709,535)	(773,072)
Net increase (decrease)	41,876	34,276	$ 465,031	$ 346,448
Mid Cap Value
Shares sold	9,409,750	8,792,040	$ 90,681,785	$ 111,146,935
Reinvestment of distributions	323,763	714,638	4,034,150	6,274,689
Shares redeemed	(13,731,872)	(16,524,977)	(143,397,630)	(202,765,519)
Net increase (decrease)	(3,998,359)	(7,018,299)	$ (48,681,695)	$ (85,343,895)
Institutional Class
Shares sold	206,853	120,307	$ 2,282,721	$ 1,667,689
Reinvestment of distributions	2,075	1,918	25,751	16,780
Shares redeemed	(57,780)	(114,042)	(599,458)	(1,477,437)
Net increase (decrease)	151,148	8,183	$ 1,709,014	$ 207,032

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1985

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc.(1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Mid Cap Value designates 95% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Mid Cap Value designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

MCV-UANN-0310
1.900179.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Mid Cap Value
Fund - Class A, Class T, Class B
and Class C

Annual Report

January 31, 2010

Class A, Class T, Class B, and Class C are classes of Fidelity®
Mid Cap Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 stalled in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2010
Past 1 year

Past 5 years

Life of fundA

Class A (incl. 5.75% sales charge) B	37.40%	-0.16%	4.70%
Class T (incl. 3.50% sales charge) C	40.35%	0.16%	4.90%
Class B (incl. contingent deferred sales charge) D	39.61%	0.25%	5.17%
Class C (incl. contingent deferred sales charge) E	43.56%	0.57%	5.16%

A From November 15, 2001.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Value Fund - Class A on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Coming off one of its most dramatic turnarounds ever in 2009, the U.S. stock market gave back some gains as 2010 began. The rally that started in March of last year and continued through December was dampened a bit in January, when equities experienced some volatility. As the 12-month period began, U.S. stocks were sustaining significant declines amid fallout from the global financial crisis. However, in early March, companies hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement as both sharp cost cutting and unprecedented government intervention began to take hold. As profits improved, investors' appetite for equities returned. From March 9 through the end of '09, a roughly 65% rise in the S&P 500® Index wiped out the period's earlier losses. The slow start to 2010 did not prevent the major indexes from registering robust gains for the year ending January 31, 2010, as the S&P 500® advanced 33.14% and the Nasdaq Composite® Index rose 46.89%. Also during the period, the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 35.29%. On the capitalization and style spectrums, mid-cap stocks bested small-caps and large-caps, while growth-oriented equities outperformed value stocks.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor Mid Cap Value Fund: For the year ending January 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 45.79%, 45.44%, 44.61% and 44.56%, respectively (excluding sales charges), versus 45.58% for the Russell Midcap® Value Index. The fund performed relatively well thanks to the solid work by Fidelity's equity research analysts, which led me to take sizable positions in many stocks that beat the index. Overall, market positioning dampened results slightly, as did a small average cash position in a rallying market. Stock selection in consumer discretionary, financials, technology, industrials and materials contributed the most. The benefit of good stock picking in consumer discretionary was partially reduced by inadequate exposure to the automobiles/components and media industries, both of which substantially outperformed the index. Favorable security selection in technology was modestly offset by underweighting the strong-performing semiconductors and semiconductor equipment group. Top-contributing holdings included real estate investment trust SL Green Realty, diversified chemicals producer Ashland and specialty truck maker Oshkosh. Stock picks in health care, consumer staples, energy and telecommunication services detracted the most. Adverse selection in consumer staples was mitigated somewhat by underweighting the weak-performing food and staples retailing industry. Detractors included underweighting automaker Ford Motor - which was sold during the period - and untimely trading in the stock of commercial lender CapitalSource.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor Mid Cap Value Fund: For the year ending January 31, 2010, the fund's Institutional Class shares returned 46.12% versus 45.58% for the Russell Midcap® Value Index. The fund performed relatively well thanks to the solid work by Fidelity's equity research analysts, which led me to take sizable positions in many stocks that beat the index. Overall, market positioning dampened results slightly, as did a small average cash position in a rallying market. Stock selection in consumer discretionary, financials, technology, industrials and materials contributed the most. The benefit of good stock picking in consumer discretionary was partially reduced by inadequate exposure to the automobiles/components and media industries, both of which substantially outperformed the index. Favorable security selection in technology was modestly offset by underweighting the strong-performing semiconductors and semiconductor equipment group. Top-contributing holdings included real estate investment trust SL Green Realty, diversified chemicals producer Ashland and specialty truck maker Oshkosh. Stock picks in health care, consumer staples, energy and telecommunication services detracted the most. Adverse selection in consumer staples was mitigated somewhat by underweighting the weak-performing food and staples retailing industry. Detractors included underweighting automaker Ford Motor - which was sold during the period - and untimely trading in the stock of commercial lender CapitalSource.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 to January 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During Period* August 1, 2009 to January 31, 2010
Class A	1.23%
Actual		$ 1,000.00	$ 1,172.10	$ 6.73
HypotheticalA		$ 1,000.00	$ 1,019.00	$ 6.26
Class T	1.49%
Actual		$ 1,000.00	$ 1,170.40	$ 8.15
HypotheticalA		$ 1,000.00	$ 1,017.69	$ 7.58
Class B	1.99%
Actual		$ 1,000.00	$ 1,168.10	$ 10.87
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 10.11
Class C	1.98%
Actual		$ 1,000.00	$ 1,168.10	$ 10.82
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 10.06
Mid Cap Value	.96%
Actual		$ 1,000.00	$ 1,174.30	$ 5.26
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Institutional Class	.97%
Actual		$ 1,000.00	$ 1,173.90	$ 5.32
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Sempra Energy	1.8	1.8
CBS Corp. Class B	1.5	0.0
NRG Energy, Inc.	1.5	1.3
Macy's, Inc.	1.5	1.3
Whirlpool Corp.	1.4	1.2
Genworth Financial, Inc. Class A	1.4	1.0
Qwest Communications International, Inc.	1.4	1.1
Nabors Industries Ltd.	1.4	0.9
Lincoln National Corp.	1.3	1.1
Annaly Capital Management, Inc.	1.3	1.2
	14.5
Top Five Market Sectors as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.3	25.8
Consumer Discretionary	12.3	12.2
Utilities	10.9	11.9
Industrials	10.8	10.9
Energy	9.5	9.8
Asset Allocation (% of fund's net assets)
As of January 31, 2010*		As of July 31, 2009**
	Stocks 99.6%		Stocks 99.6%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	7.1%	** Foreign investments	13.1%

Annual Report

Investments January 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
CONSUMER DISCRETIONARY - 12.3%
Auto Components - 0.9%
TRW Automotive Holdings Corp. (a)	181,700	$ 4,184,551
Automobiles - 0.6%
Thor Industries, Inc.	87,100	2,765,425
Diversified Consumer Services - 0.5%
Regis Corp.	168,100	2,677,833
Hotels, Restaurants & Leisure - 1.1%
Wyndham Worldwide Corp.	260,100	5,459,499
Household Durables - 1.4%
Whirlpool Corp.	89,800	6,751,164
Media - 2.0%
CBS Corp. Class B	578,900	7,485,177
Time Warner Cable, Inc.	57,600	2,510,784
		9,995,961
Multiline Retail - 1.5%
Macy's, Inc.	452,800	7,213,104
Specialty Retail - 2.3%
Gymboree Corp. (a)	61,300	2,391,313
RadioShack Corp.	291,600	5,692,032
Signet Jewelers Ltd. (a)	125,100	3,422,736
		11,506,081
Textiles, Apparel & Luxury Goods - 2.0%
Hanesbrands, Inc. (a)	217,200	4,989,084
Phillips-Van Heusen Corp.	127,300	5,001,617
		9,990,701
TOTAL CONSUMER DISCRETIONARY		60,544,319
CONSUMER STAPLES - 6.4%
Beverages - 2.5%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	221,900	3,568,152
Dr Pepper Snapple Group, Inc.	173,100	4,787,946
Molson Coors Brewing Co. Class B	97,700	4,103,400
		12,459,498
Food & Staples Retailing - 1.1%
Safeway, Inc.	248,100	5,569,845
Food Products - 1.0%
Bunge Ltd.	84,600	4,973,634
Personal Products - 1.8%
Herbalife Ltd.	60,800	2,362,080
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - continued
NBTY, Inc. (a)	92,300	$ 4,110,119
Nu Skin Enterprises, Inc. Class A	90,200	2,096,248
		8,568,447
TOTAL CONSUMER STAPLES		31,571,424
ENERGY - 9.5%
Energy Equipment & Services - 6.3%
Atwood Oceanics, Inc. (a)	76,300	2,557,576
Helmerich & Payne, Inc.	126,300	5,283,129
Nabors Industries Ltd. (a)	297,900	6,643,170
Oil States International, Inc. (a)	148,500	5,470,740
Parker Drilling Co. (a)	533,300	2,565,173
Pride International, Inc. (a)	148,200	4,386,720
Unit Corp. (a)	85,300	3,884,562
		30,791,070
Oil, Gas & Consumable Fuels - 3.2%
Alpha Natural Resources, Inc. (a)	53,200	2,160,452
Holly Corp.	99,100	2,586,510
Massey Energy Co.	60,200	2,318,904
Newfield Exploration Co. (a)	129,800	6,352,412
Southern Union Co.	98,900	2,179,756
		15,598,034
TOTAL ENERGY		46,389,104
FINANCIALS - 28.3%
Capital Markets - 0.9%
Invesco Ltd.	237,900	4,591,470
Commercial Banks - 5.8%
Associated Banc-Corp.	404,100	5,140,152
Comerica, Inc.	182,300	6,291,173
Fifth Third Bancorp	456,900	5,683,836
Regions Financial Corp.	760,000	4,826,000
SunTrust Banks, Inc.	260,300	6,333,099
		28,274,260
Consumer Finance - 3.3%
AmeriCredit Corp. (a)(c)	257,100	5,391,387
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - continued
Capital One Financial Corp.	123,400	$ 4,548,524
Discover Financial Services	446,600	6,109,488
		16,049,399
Insurance - 9.8%
Assurant, Inc.	199,300	6,263,999
Conseco, Inc. (a)	961,600	4,577,216
Endurance Specialty Holdings Ltd.	77,400	2,787,948
Everest Re Group Ltd.	48,700	4,175,538
Genworth Financial, Inc. Class A (a)	484,400	6,704,096
Lincoln National Corp.	269,200	6,616,936
RenaissanceRe Holdings Ltd.	64,100	3,472,938
Unum Group	306,400	5,996,248
Validus Holdings Ltd.	121,500	3,219,750
XL Capital Ltd. Class A	254,000	4,259,580
		48,074,249
Real Estate Investment Trusts - 7.6%
Annaly Capital Management, Inc.	379,100	6,588,758
Digital Realty Trust, Inc.	50,400	2,419,200
Franklin Street Properties Corp.	175,711	2,206,930
HRPT Properties Trust (SBI)	676,000	4,508,920
ProLogis Trust	507,400	6,393,240
SL Green Realty Corp.	123,700	5,627,113
The Macerich Co. (c)	169,099	5,216,704
Ventas, Inc.	108,700	4,587,140
		37,548,005
Thrifts & Mortgage Finance - 0.9%
First Niagara Financial Group, Inc.	328,400	4,508,932
TOTAL FINANCIALS		139,046,315
HEALTH CARE - 4.8%
Health Care Equipment & Supplies - 1.0%
Cooper Companies, Inc.	69,100	2,440,612
Inverness Medical Innovations, Inc. (a)	62,200	2,511,014
		4,951,626
Health Care Providers & Services - 2.0%
CIGNA Corp.	123,400	4,167,218
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Community Health Systems, Inc. (a)	70,400	$ 2,296,448
Humana, Inc. (a)	66,200	3,218,644
		9,682,310
Pharmaceuticals - 1.8%
King Pharmaceuticals, Inc. (a)	242,900	2,917,229
Mylan, Inc. (a)(c)	140,000	2,552,200
Watson Pharmaceuticals, Inc. (a)	86,500	3,319,005
		8,788,434
TOTAL HEALTH CARE		23,422,370
INDUSTRIALS - 10.8%
Aerospace & Defense - 1.7%
Alliant Techsystems, Inc. (a)	44,600	3,522,062
Goodrich Corp.	40,300	2,494,973
Precision Castparts Corp.	22,700	2,389,175
		8,406,210
Building Products - 1.1%
Owens Corning (a)	210,600	5,418,738
Commercial Services & Supplies - 0.9%
R.R. Donnelley & Sons Co.	222,500	4,409,950
Construction & Engineering - 0.7%
Fluor Corp.	80,800	3,663,472
Electrical Equipment - 0.9%
General Cable Corp. (a)(c)	145,500	4,234,050
Machinery - 4.9%
Crane Co.	90,500	2,762,060
Cummins, Inc.	93,600	4,226,976
Ingersoll-Rand Co. Ltd.	71,900	2,333,874
Navistar International Corp. (a)	73,200	2,707,668
Oshkosh Co.	170,600	6,153,542
SPX Corp.	58,000	3,157,520
Trinity Industries, Inc.	159,700	2,497,708
		23,839,348
Road & Rail - 0.6%
Kansas City Southern (a)	97,200	2,886,840
TOTAL INDUSTRIALS		52,858,608
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 7.3%
Communications Equipment - 0.7%
CommScope, Inc. (a)	118,200	$ 3,216,222
Computers & Peripherals - 2.0%
NCR Corp. (a)	212,100	2,538,837
Seagate Technology	214,300	3,585,239
Western Digital Corp. (a)	101,800	3,867,382
		9,991,458
Electronic Equipment & Components - 1.1%
Jabil Circuit, Inc.	176,200	2,551,376
Vishay Intertechnology, Inc. (a)	340,700	2,568,878
		5,120,254
IT Services - 1.5%
Computer Sciences Corp. (a)	93,300	4,786,290
Convergys Corp. (a)	248,300	2,656,810
		7,443,100
Semiconductors & Semiconductor Equipment - 1.5%
Fairchild Semiconductor International, Inc. (a)	321,200	2,884,376
Micron Technology, Inc. (a)	524,200	4,571,024
		7,455,400
Software - 0.5%
Sybase, Inc. (a)	59,700	2,427,999
TOTAL INFORMATION TECHNOLOGY		35,654,433
MATERIALS - 7.4%
Chemicals - 4.9%
Ashland, Inc.	145,900	5,895,819
Celanese Corp. Class A	153,200	4,458,120
Lubrizol Corp.	65,200	4,804,588
Terra Industries, Inc.	126,300	3,991,080
W.R. Grace & Co. (a)	199,100	4,754,508
		23,904,115
Containers & Packaging - 1.6%
Ball Corp.	61,200	3,108,348
Owens-Illinois, Inc. (a)	178,900	4,869,658
		7,978,006
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.9%
Reliance Steel & Aluminum Co.	108,900	$ 4,436,586
TOTAL MATERIALS		36,318,707
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.4%
Qwest Communications International, Inc.	1,589,800	6,693,058
Wireless Telecommunication Services - 0.5%
U.S. Cellular Corp. (a)	69,600	2,545,272
TOTAL TELECOMMUNICATION SERVICES		9,238,330
UTILITIES - 10.9%
Electric Utilities - 1.2%
Allegheny Energy, Inc.	135,000	2,828,250
NV Energy, Inc.	249,700	2,876,544
		5,704,794
Gas Utilities - 2.2%
Energen Corp.	112,400	4,939,980
Questar Corp.	146,200	6,064,376
		11,004,356
Independent Power Producers & Energy Traders - 3.5%
AES Corp.	381,900	4,823,397
Constellation Energy Group, Inc.	154,100	4,974,348
NRG Energy, Inc. (a)	300,200	7,237,822
		17,035,567
Multi-Utilities - 4.0%
CenterPoint Energy, Inc.	200,700	2,799,765
CMS Energy Corp.	367,800	5,579,526
PG&E Corp.	59,700	2,521,728
Sempra Energy	176,800	8,972,600
		19,873,619
TOTAL UTILITIES		53,618,336
TOTAL COMMON STOCKS (Cost $436,241,659)		488,661,946
Money Market Funds - 3.4%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (d)	2,895,515	$ 2,895,515
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(d)	14,044,914	14,044,914
TOTAL MONEY MARKET FUNDS (Cost $16,940,429)		16,940,429
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $453,182,088)		505,602,375
NET OTHER ASSETS - (3.0)%		(14,868,587)
NET ASSETS - 100%		$ 490,733,788
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,675
Fidelity Securities Lending Cash Central Fund	177,606
Total	$ 185,281
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At January 31, 2010, the fund had a capital loss carryforward of approximately $227,509,930 of which $142,309,837 and $85,200,093 will expire on January 31, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2010

Assets
Investment in securities, at value (including securities loaned of $13,566,902) - See accompanying schedule: Unaffiliated issuers (cost $436,241,659)	$ 488,661,946
Fidelity Central Funds (cost $16,940,429)	16,940,429
Total Investments (cost $453,182,088)		$ 505,602,375
Receivable for investments sold		6,431,879
Receivable for fund shares sold		487,358
Dividends receivable		127,425
Distributions receivable from Fidelity Central Funds		1,604
Prepaid expenses		1,844
Other receivables		16,130
Total assets		512,668,615

Liabilities
Payable for investments purchased	$ 6,927,420
Payable for fund shares redeemed	503,864
Accrued management fee	256,009
Distribution fees payable	7,048
Other affiliated payables	146,766
Other payables and accrued expenses	48,806
Collateral on securities loaned, at value	14,044,914
Total liabilities		21,934,827

Net Assets		$ 490,733,788
Net Assets consist of:
Paid in capital		$ 671,349,527
Accumulated undistributed net realized gain (loss) on investments		(233,036,026)
Net unrealized appreciation (depreciation) on investments		52,420,287
Net Assets		$ 490,733,788

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,639,521 ÷ 861,509 shares)	$ 12.35

Maximum offering price per share (100/94.25 of $12.35)	$ 13.10
Class T: Net Asset Value and redemption price per share ($4,009,973 ÷ 324,977 shares)	$ 12.34

Maximum offering price per share (100/96.50 of $12.34)	$ 12.79
Class B: Net Asset Value and offering price per share ($1,153,739 ÷ 93,648 shares)A	$ 12.32

Class C: Net Asset Value and offering price per share ($2,292,832 ÷ 186,832 shares)A	$ 12.27

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($469,476,184 ÷ 37,831,263 shares)	$ 12.41

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,161,539 ÷ 255,742 shares)	$ 12.36

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2010

Investment Income
Dividends		$ 7,917,681
Interest		15
Income from Fidelity Central Funds		185,281
Total income		8,102,977

Expenses
Management fee Basic fee	$ 2,497,620
Performance adjustment	(96,819)
Transfer agent fees	1,467,966
Distribution fees	65,724
Accounting and security lending fees	177,464
Custodian fees and expenses	26,707
Independent trustees' compensation	2,995
Registration fees	78,947
Audit	53,869
Legal	2,279
Miscellaneous	9,931
Total expenses before reductions	4,286,683
Expense reductions	(42,302)	4,244,381
Net investment income (loss)		3,858,596
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,716,307
Capital gain distributions from Fidelity Central Funds	1,318
Total net realized gain (loss)		26,717,625
Change in net unrealized appreciation (depreciation) on investment securities		139,387,730
Net gain (loss)		166,105,355
Net increase (decrease) in net assets resulting from operations		$ 169,963,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2010	Year ended January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,858,596	$ 5,959,078
Net realized gain (loss)	26,717,625	(224,093,527)
Change in net unrealized appreciation (depreciation)	139,387,730	(76,632,308)
Net increase (decrease) in net assets resulting from operations	169,963,951	(294,766,757)
Distributions to shareholders from net investment income	(4,284,750)	(6,653,128)
Distributions to shareholders from net realized gain	-	(337)
Total distributions	(4,284,750)	(6,653,465)
Share transactions - net increase (decrease)	(45,044,410)	(81,315,615)
Redemption fees	14,039	13,835
Total increase (decrease) in net assets	120,648,830	(382,722,002)

Net Assets
Beginning of period	370,084,958	752,806,960
End of period	$ 490,733,788	$ 370,084,958

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 8.53	$ 15.05	$ 17.63
Income from Investment Operations
Net investment income (loss) E	.07	.09	.03
Net realized and unrealized gain (loss)	3.84	(6.47)	(1.78)
Total from investment operations	3.91	(6.38)	(1.75)
Distributions from net investment income	(.09)	(.14)	(.06)
Distributions from net realized gain	-	- J	(.77)
Total distributions	(.09)	(.14)	(.83)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 12.35	$ 8.53	$ 15.05
Total Return B, C, D	45.79%	(42.40)%	(10.28)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.21%	1.12%	1.14% A
Expenses net of fee waivers, if any	1.21%	1.12%	1.14% A
Expenses net of all reductions	1.20%	1.12%	1.13% A
Net investment income (loss)	.62%	.71%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,640	$ 6,404	$ 7,445
Portfolio turnover rate G	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 8.53	$ 15.04	$ 17.63
Income from Investment Operations
Net investment income (loss) E	.04	.06	(.02)
Net realized and unrealized gain (loss)	3.84	(6.46)	(1.76)
Total from investment operations	3.88	(6.40)	(1.78)
Distributions from net investment income	(.07)	(.11)	(.04)
Distributions from net realized gain	-	-	(.77)
Total distributions	(.07)	(.11)	(.81)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 12.34	$ 8.53	$ 15.04
Total Return B, C, D	45.44%	(42.57)%	(10.46)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.47%	1.38%	1.39% A
Expenses net of fee waivers, if any	1.47%	1.38%	1.39% A
Expenses net of all reductions	1.46%	1.38%	1.39% A
Net investment income (loss)	.36%	.45%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,010	$ 2,413	$ 3,714
Portfolio turnover rate G	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 8.53	$ 14.99	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.01)	(.01)	(.10)
Net realized and unrealized gain (loss)	3.82	(6.40)	(1.76)
Total from investment operations	3.81	(6.41)	(1.86)
Distributions from net investment income	(.02)	(.05)	(.01)
Distributions from net realized gain	-	-	(.77)
Total distributions	(.02)	(.05)	(.78)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 12.32	$ 8.53	$ 14.99
Total Return B, C, D	44.61%	(42.79)%	(10.88)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.97%	1.87%	1.89% A
Expenses net of fee waivers, if any	1.97%	1.87%	1.89% A
Expenses net of all reductions	1.96%	1.87%	1.89% A
Net investment income (loss)	(.14)%	(.04)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,154	$ 763	$ 1,304
Portfolio turnover rate G	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 8.50	$ 14.98	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.01)	-	(.10)
Net realized and unrealized gain (loss)	3.80	(6.41)	(1.77)
Total from investment operations	3.79	(6.41)	(1.87)
Distributions from net investment income	(.02)	(.07)	(.01)
Distributions from net realized gain	-	-	(.77)
Total distributions	(.02)	(.07)	(.78)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 12.27	$ 8.50	$ 14.98
Total Return B, C, D	44.56%	(42.79)%	(10.94)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.96%	1.86%	1.90% A
Expenses net of fee waivers, if any	1.96%	1.86%	1.90% A
Expenses net of all reductions	1.95%	1.86%	1.90% A
Net investment income (loss)	(.13)%	(.03)%	(.60)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,293	$ 1,232	$ 1,658
Portfolio turnover rate G	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,

2010

2009

2008

2007

2006

Selected Per-Share Data
Net asset value, beginning of period	$ 8.57	$ 15.09	$ 17.18	$ 15.65	$ 14.14
Income from Investment Operations
Net investment income (loss) B	.09	.13	.08	.09	.16 E
Net realized and unrealized gain (loss)	3.86	(6.49)	(1.34)	1.98	2.59
Total from investment operations	3.95	(6.36)	(1.26)	2.07	2.75
Distributions from net investment income	(.11)	(.16)	(.06)	(.09)	(.10)
Distributions from net realized gain	-	- G	(.77)	(.45)	(1.15)
Total distributions	(.11)	(.16)	(.83)	(.54)	(1.24) H
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 12.41	$ 8.57	$ 15.09	$ 17.18	$ 15.65
Total Return A	46.06%	(42.19)%	(7.67)%	13.48%	19.97%
Ratios to Average Net Assets C, F
Expenses before reductions	.95%	.85%	.83%	.84%	.86%
Expenses net of fee waivers, if any	.95%	.84%	.82%	.84%	.86%
Expenses net of all reductions	.94%	.84%	.82%	.84%	.81%
Net investment income (loss)	.88%	.99%	.47%	.56%	1.08% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 469,476	$ 358,380	$ 737,234	$ 678,794	$ 365,817
Portfolio turnover rate D	202%	268%	264%	187%	207%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .81%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.24 per share is comprised of distributions from net investment income of $0.095 and distributions from net realized gain of $1.145 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,

2010

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 8.54	$ 15.06	$ 17.63
Income from Investment Operations
Net investment income (loss) D	.10	.12	.07
Net realized and unrealized gain (loss)	3.84	(6.48)	(1.78)
Total from investment operations	3.94	(6.36)	(1.71)
Distributions from net investment income	(.12)	(.16)	(.09)
Distributions from net realized gain	-	-	(.77)
Total distributions	(.12)	(.16)	(.86)
Redemption fees added to paid in capital D, I	-	-	-
Net asset value, end of period	$ 12.36	$ 8.54	$ 15.06
Total Return B, C	46.12%	(42.26)%	(10.06)%
Ratios to Average Net Assets E, H
Expenses before reductions	.96%	.87%	.89% A
Expenses net of fee waivers, if any	.96%	.87%	.89% A
Expenses net of all reductions	.95%	.87%	.88% A
Net investment income (loss)	.87%	.96%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,162	$ 894	$ 1,452
Portfolio turnover rate F	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2010

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Mid Cap Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds ,including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE),normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 68,213,911
Gross unrealized depreciation	(21,319,720)
Net unrealized appreciation (depreciation)	$ 46,894,191

Tax Cost	$ 458,708,184

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (227,509,930)
Net unrealized appreciation (depreciation)	$ 46,894,191

The tax character of distributions paid was as follows:

	January 31, 2010	January 31, 2009
Ordinary Income	$ 4,284,750	$ 6,653,128
Long-term Capital Gains	-	337
Total	$ 4,284,750	$ 6,653,465

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $882,294,725 and $926,421,155, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Mid Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .54% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 22,399	$ 1,904
Class T	.25%	.25%	16,052	-
Class B	.75%	.25%	9,667	7,250
Class C	.75%	.25%	17,606	4,030
			$ 65,724	$ 13,184

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,910
Class T	1,160
Class B*	3,093
Class C*	181
$ 11,344

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets*
Class A	$ 30,859.34
Class T	11,241.35
Class B	3,356.35
Class C	6,038.34
Mid Cap Value	1,410,053.33
Institutional Class	6,419.34
	$ 1,467,966

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,105 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,332 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $177,606.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $42,302 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended January 31,	2010	2009
From net investment income
Class A	$ 74,628	$ 101,584
Class T	21,222	33,331
Class B	1,384	3,956
Class C	3,068	10,614
Mid Cap Value	4,156,210	6,486,758
Institutional Class	28,238	16,885
Total	$ 4,284,750	$ 6,653,128
From net realized gain
Class A	$ -	$ 8
Mid Cap Value	-	329
Total	$ -	$ 337

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2010	2009	2010	2009
Class A
Shares sold	405,327	516,793	$ 4,046,751	$ 6,454,575
Reinvestment of distributions	5,669	10,427	70,300	91,240
Shares redeemed	(299,931)	(271,437)	(3,199,239)	(3,408,758)
Net increase (decrease)	111,065	255,783	$ 917,812	$ 3,137,057
Class T
Shares sold	131,444	149,480	$ 1,389,171	$ 1,776,169
Reinvestment of distributions	1,669	3,723	20,679	32,575
Shares redeemed	(90,831)	(117,537)	(912,462)	(1,390,148)
Net increase (decrease)	42,282	35,666	$ 497,388	$ 418,596
Class B
Shares sold	30,513	43,650	$ 313,997	$ 477,470
Reinvestment of distributions	109	435	1,344	3,806
Shares redeemed	(26,417)	(41,649)	(267,301)	(562,129)
Net increase (decrease)	4,205	2,436	$ 48,040	$ (80,853)

Annual Report

10. Share Transactions - continued

Transactions for each class of shares were as follows - continued:

	Shares		Dollars
Years ended January 31,	2010	2009	2010	2009
Class C
Shares sold	109,584	95,890	$ 1,171,720	$ 1,109,702
Reinvestment of distributions	231	1,126	2,846	9,818
Shares redeemed	(67,939)	(62,740)	(709,535)	(773,072)
Net increase (decrease)	41,876	34,276	$ 465,031	$ 346,448
Mid Cap Value
Shares sold	9,409,750	8,792,040	$ 90,681,785	$ 111,146,935
Reinvestment of distributions	323,763	714,638	4,034,150	6,274,689
Shares redeemed	(13,731,872)	(16,524,977)	(143,397,630)	(202,765,519)
Net increase (decrease)	(3,998,359)	(7,018,299)	$ (48,681,695)	$ (85,343,895)
Institutional Class
Shares sold	206,853	120,307	$ 2,282,721	$ 1,667,689
Reinvestment of distributions	2,075	1,918	25,751	16,780
Shares redeemed	(57,780)	(114,042)	(599,458)	(1,477,437)
Net increase (decrease)	151,148	8,183	$ 1,709,014	$ 207,032

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1985

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class A designates 100%; Class T designates 100%; Class B designates 100%; and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%; Class T designates 100%; Class B designates 100%; and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

AMCV-UANN-0310
1.838439.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor
Mid Cap Value
Fund - Institutional Class

Annual Report

January 31, 2010

Institutional Class is a class of
Fidelity® Mid Cap Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 stalled in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2010
Past 1 year

Past 5 years

Life of fundA

Institutional Class B	46.12%	1.17%	5.54%

A From November 15, 2001.

B The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Value Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Value Fund - Institutional Class on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Coming off one of its most dramatic turnarounds ever in 2009, the U.S. stock market gave back some gains as 2010 began. The rally that started in March of last year and continued through December was dampened a bit in January, when equities experienced some volatility. As the 12-month period began, U.S. stocks were sustaining significant declines amid fallout from the global financial crisis. However, in early March, companies hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement as both sharp cost cutting and unprecedented government intervention began to take hold. As profits improved, investors' appetite for equities returned. From March 9 through the end of '09, a roughly 65% rise in the S&P 500® Index wiped out the period's earlier losses. The slow start to 2010 did not prevent the major indexes from registering robust gains for the year ending January 31, 2010, as the S&P 500® advanced 33.14% and the Nasdaq Composite® Index rose 46.89%. Also during the period, the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 35.29%. On the capitalization and style spectrums, mid-cap stocks bested small-caps and large-caps, while growth-oriented equities outperformed value stocks.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor Mid Cap Value Fund: For the year ending January 31, 2010, the fund's Class A, Class T, Class B and Class C shares returned 45.79%, 45.44%, 44.61% and 44.56%, respectively (excluding sales charges), versus 45.58% for the Russell Midcap® Value Index. The fund performed relatively well thanks to the solid work by Fidelity's equity research analysts, which led me to take sizable positions in many stocks that beat the index. Overall, market positioning dampened results slightly, as did a small average cash position in a rallying market. Stock selection in consumer discretionary, financials, technology, industrials and materials contributed the most. The benefit of good stock picking in consumer discretionary was partially reduced by inadequate exposure to the automobiles/components and media industries, both of which substantially outperformed the index. Favorable security selection in technology was modestly offset by underweighting the strong-performing semiconductors and semiconductor equipment group. Top-contributing holdings included real estate investment trust SL Green Realty, diversified chemicals producer Ashland and specialty truck maker Oshkosh. Stock picks in health care, consumer staples, energy and telecommunication services detracted the most. Adverse selection in consumer staples was mitigated somewhat by underweighting the weak-performing food and staples retailing industry. Detractors included underweighting automaker Ford Motor - which was sold during the period - and untimely trading in the stock of commercial lender CapitalSource.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor Mid Cap Value Fund: For the year ending January 31, 2010, the fund's Institutional Class shares returned 46.12% versus 45.58% for the Russell Midcap® Value Index. The fund performed relatively well thanks to the solid work by Fidelity's equity research analysts, which led me to take sizable positions in many stocks that beat the index. Overall, market positioning dampened results slightly, as did a small average cash position in a rallying market. Stock selection in consumer discretionary, financials, technology, industrials and materials contributed the most. The benefit of good stock picking in consumer discretionary was partially reduced by inadequate exposure to the automobiles/components and media industries, both of which substantially outperformed the index. Favorable security selection in technology was modestly offset by underweighting the strong-performing semiconductors and semiconductor equipment group. Top-contributing holdings included real estate investment trust SL Green Realty, diversified chemicals producer Ashland and specialty truck maker Oshkosh. Stock picks in health care, consumer staples, energy and telecommunication services detracted the most. Adverse selection in consumer staples was mitigated somewhat by underweighting the weak-performing food and staples retailing industry. Detractors included underweighting automaker Ford Motor - which was sold during the period - and untimely trading in the stock of commercial lender CapitalSource.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 to January 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During Period* August 1, 2009 to January 31, 2010
Class A	1.23%
Actual		$ 1,000.00	$ 1,172.10	$ 6.73
HypotheticalA		$ 1,000.00	$ 1,019.00	$ 6.26
Class T	1.49%
Actual		$ 1,000.00	$ 1,170.40	$ 8.15
HypotheticalA		$ 1,000.00	$ 1,017.69	$ 7.58
Class B	1.99%
Actual		$ 1,000.00	$ 1,168.10	$ 10.87
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 10.11
Class C	1.98%
Actual		$ 1,000.00	$ 1,168.10	$ 10.82
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 10.06
Mid Cap Value	.96%
Actual		$ 1,000.00	$ 1,174.30	$ 5.26
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Institutional Class	.97%
Actual		$ 1,000.00	$ 1,173.90	$ 5.32
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Sempra Energy	1.8	1.8
CBS Corp. Class B	1.5	0.0
NRG Energy, Inc.	1.5	1.3
Macy's, Inc.	1.5	1.3
Whirlpool Corp.	1.4	1.2
Genworth Financial, Inc. Class A	1.4	1.0
Qwest Communications International, Inc.	1.4	1.1
Nabors Industries Ltd.	1.4	0.9
Lincoln National Corp.	1.3	1.1
Annaly Capital Management, Inc.	1.3	1.2
	14.5
Top Five Market Sectors as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.3	25.8
Consumer Discretionary	12.3	12.2
Utilities	10.9	11.9
Industrials	10.8	10.9
Energy	9.5	9.8
Asset Allocation (% of fund's net assets)
As of January 31, 2010*		As of July 31, 2009**
	Stocks 99.6%		Stocks 99.6%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	7.1%	** Foreign investments	13.1%

Annual Report

Investments January 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
CONSUMER DISCRETIONARY - 12.3%
Auto Components - 0.9%
TRW Automotive Holdings Corp. (a)	181,700	$ 4,184,551
Automobiles - 0.6%
Thor Industries, Inc.	87,100	2,765,425
Diversified Consumer Services - 0.5%
Regis Corp.	168,100	2,677,833
Hotels, Restaurants & Leisure - 1.1%
Wyndham Worldwide Corp.	260,100	5,459,499
Household Durables - 1.4%
Whirlpool Corp.	89,800	6,751,164
Media - 2.0%
CBS Corp. Class B	578,900	7,485,177
Time Warner Cable, Inc.	57,600	2,510,784
		9,995,961
Multiline Retail - 1.5%
Macy's, Inc.	452,800	7,213,104
Specialty Retail - 2.3%
Gymboree Corp. (a)	61,300	2,391,313
RadioShack Corp.	291,600	5,692,032
Signet Jewelers Ltd. (a)	125,100	3,422,736
		11,506,081
Textiles, Apparel & Luxury Goods - 2.0%
Hanesbrands, Inc. (a)	217,200	4,989,084
Phillips-Van Heusen Corp.	127,300	5,001,617
		9,990,701
TOTAL CONSUMER DISCRETIONARY		60,544,319
CONSUMER STAPLES - 6.4%
Beverages - 2.5%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	221,900	3,568,152
Dr Pepper Snapple Group, Inc.	173,100	4,787,946
Molson Coors Brewing Co. Class B	97,700	4,103,400
		12,459,498
Food & Staples Retailing - 1.1%
Safeway, Inc.	248,100	5,569,845
Food Products - 1.0%
Bunge Ltd.	84,600	4,973,634
Personal Products - 1.8%
Herbalife Ltd.	60,800	2,362,080
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - continued
NBTY, Inc. (a)	92,300	$ 4,110,119
Nu Skin Enterprises, Inc. Class A	90,200	2,096,248
		8,568,447
TOTAL CONSUMER STAPLES		31,571,424
ENERGY - 9.5%
Energy Equipment & Services - 6.3%
Atwood Oceanics, Inc. (a)	76,300	2,557,576
Helmerich & Payne, Inc.	126,300	5,283,129
Nabors Industries Ltd. (a)	297,900	6,643,170
Oil States International, Inc. (a)	148,500	5,470,740
Parker Drilling Co. (a)	533,300	2,565,173
Pride International, Inc. (a)	148,200	4,386,720
Unit Corp. (a)	85,300	3,884,562
		30,791,070
Oil, Gas & Consumable Fuels - 3.2%
Alpha Natural Resources, Inc. (a)	53,200	2,160,452
Holly Corp.	99,100	2,586,510
Massey Energy Co.	60,200	2,318,904
Newfield Exploration Co. (a)	129,800	6,352,412
Southern Union Co.	98,900	2,179,756
		15,598,034
TOTAL ENERGY		46,389,104
FINANCIALS - 28.3%
Capital Markets - 0.9%
Invesco Ltd.	237,900	4,591,470
Commercial Banks - 5.8%
Associated Banc-Corp.	404,100	5,140,152
Comerica, Inc.	182,300	6,291,173
Fifth Third Bancorp	456,900	5,683,836
Regions Financial Corp.	760,000	4,826,000
SunTrust Banks, Inc.	260,300	6,333,099
		28,274,260
Consumer Finance - 3.3%
AmeriCredit Corp. (a)(c)	257,100	5,391,387
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - continued
Capital One Financial Corp.	123,400	$ 4,548,524
Discover Financial Services	446,600	6,109,488
		16,049,399
Insurance - 9.8%
Assurant, Inc.	199,300	6,263,999
Conseco, Inc. (a)	961,600	4,577,216
Endurance Specialty Holdings Ltd.	77,400	2,787,948
Everest Re Group Ltd.	48,700	4,175,538
Genworth Financial, Inc. Class A (a)	484,400	6,704,096
Lincoln National Corp.	269,200	6,616,936
RenaissanceRe Holdings Ltd.	64,100	3,472,938
Unum Group	306,400	5,996,248
Validus Holdings Ltd.	121,500	3,219,750
XL Capital Ltd. Class A	254,000	4,259,580
		48,074,249
Real Estate Investment Trusts - 7.6%
Annaly Capital Management, Inc.	379,100	6,588,758
Digital Realty Trust, Inc.	50,400	2,419,200
Franklin Street Properties Corp.	175,711	2,206,930
HRPT Properties Trust (SBI)	676,000	4,508,920
ProLogis Trust	507,400	6,393,240
SL Green Realty Corp.	123,700	5,627,113
The Macerich Co. (c)	169,099	5,216,704
Ventas, Inc.	108,700	4,587,140
		37,548,005
Thrifts & Mortgage Finance - 0.9%
First Niagara Financial Group, Inc.	328,400	4,508,932
TOTAL FINANCIALS		139,046,315
HEALTH CARE - 4.8%
Health Care Equipment & Supplies - 1.0%
Cooper Companies, Inc.	69,100	2,440,612
Inverness Medical Innovations, Inc. (a)	62,200	2,511,014
		4,951,626
Health Care Providers & Services - 2.0%
CIGNA Corp.	123,400	4,167,218
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Community Health Systems, Inc. (a)	70,400	$ 2,296,448
Humana, Inc. (a)	66,200	3,218,644
		9,682,310
Pharmaceuticals - 1.8%
King Pharmaceuticals, Inc. (a)	242,900	2,917,229
Mylan, Inc. (a)(c)	140,000	2,552,200
Watson Pharmaceuticals, Inc. (a)	86,500	3,319,005
		8,788,434
TOTAL HEALTH CARE		23,422,370
INDUSTRIALS - 10.8%
Aerospace & Defense - 1.7%
Alliant Techsystems, Inc. (a)	44,600	3,522,062
Goodrich Corp.	40,300	2,494,973
Precision Castparts Corp.	22,700	2,389,175
		8,406,210
Building Products - 1.1%
Owens Corning (a)	210,600	5,418,738
Commercial Services & Supplies - 0.9%
R.R. Donnelley & Sons Co.	222,500	4,409,950
Construction & Engineering - 0.7%
Fluor Corp.	80,800	3,663,472
Electrical Equipment - 0.9%
General Cable Corp. (a)(c)	145,500	4,234,050
Machinery - 4.9%
Crane Co.	90,500	2,762,060
Cummins, Inc.	93,600	4,226,976
Ingersoll-Rand Co. Ltd.	71,900	2,333,874
Navistar International Corp. (a)	73,200	2,707,668
Oshkosh Co.	170,600	6,153,542
SPX Corp.	58,000	3,157,520
Trinity Industries, Inc.	159,700	2,497,708
		23,839,348
Road & Rail - 0.6%
Kansas City Southern (a)	97,200	2,886,840
TOTAL INDUSTRIALS		52,858,608
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 7.3%
Communications Equipment - 0.7%
CommScope, Inc. (a)	118,200	$ 3,216,222
Computers & Peripherals - 2.0%
NCR Corp. (a)	212,100	2,538,837
Seagate Technology	214,300	3,585,239
Western Digital Corp. (a)	101,800	3,867,382
		9,991,458
Electronic Equipment & Components - 1.1%
Jabil Circuit, Inc.	176,200	2,551,376
Vishay Intertechnology, Inc. (a)	340,700	2,568,878
		5,120,254
IT Services - 1.5%
Computer Sciences Corp. (a)	93,300	4,786,290
Convergys Corp. (a)	248,300	2,656,810
		7,443,100
Semiconductors & Semiconductor Equipment - 1.5%
Fairchild Semiconductor International, Inc. (a)	321,200	2,884,376
Micron Technology, Inc. (a)	524,200	4,571,024
		7,455,400
Software - 0.5%
Sybase, Inc. (a)	59,700	2,427,999
TOTAL INFORMATION TECHNOLOGY		35,654,433
MATERIALS - 7.4%
Chemicals - 4.9%
Ashland, Inc.	145,900	5,895,819
Celanese Corp. Class A	153,200	4,458,120
Lubrizol Corp.	65,200	4,804,588
Terra Industries, Inc.	126,300	3,991,080
W.R. Grace & Co. (a)	199,100	4,754,508
		23,904,115
Containers & Packaging - 1.6%
Ball Corp.	61,200	3,108,348
Owens-Illinois, Inc. (a)	178,900	4,869,658
		7,978,006
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.9%
Reliance Steel & Aluminum Co.	108,900	$ 4,436,586
TOTAL MATERIALS		36,318,707
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.4%
Qwest Communications International, Inc.	1,589,800	6,693,058
Wireless Telecommunication Services - 0.5%
U.S. Cellular Corp. (a)	69,600	2,545,272
TOTAL TELECOMMUNICATION SERVICES		9,238,330
UTILITIES - 10.9%
Electric Utilities - 1.2%
Allegheny Energy, Inc.	135,000	2,828,250
NV Energy, Inc.	249,700	2,876,544
		5,704,794
Gas Utilities - 2.2%
Energen Corp.	112,400	4,939,980
Questar Corp.	146,200	6,064,376
		11,004,356
Independent Power Producers & Energy Traders - 3.5%
AES Corp.	381,900	4,823,397
Constellation Energy Group, Inc.	154,100	4,974,348
NRG Energy, Inc. (a)	300,200	7,237,822
		17,035,567
Multi-Utilities - 4.0%
CenterPoint Energy, Inc.	200,700	2,799,765
CMS Energy Corp.	367,800	5,579,526
PG&E Corp.	59,700	2,521,728
Sempra Energy	176,800	8,972,600
		19,873,619
TOTAL UTILITIES		53,618,336
TOTAL COMMON STOCKS (Cost $436,241,659)		488,661,946
Money Market Funds - 3.4%
	Shares	Value
Fidelity Cash Central Fund, 0.17% (d)	2,895,515	$ 2,895,515
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(d)	14,044,914	14,044,914
TOTAL MONEY MARKET FUNDS (Cost $16,940,429)		16,940,429
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $453,182,088)		505,602,375
NET OTHER ASSETS - (3.0)%		(14,868,587)
NET ASSETS - 100%		$ 490,733,788
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,675
Fidelity Securities Lending Cash Central Fund	177,606
Total	$ 185,281
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At January 31, 2010, the fund had a capital loss carryforward of approximately $227,509,930 of which $142,309,837 and $85,200,093 will expire on January 31, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2010

Assets
Investment in securities, at value (including securities loaned of $13,566,902) - See accompanying schedule: Unaffiliated issuers (cost $436,241,659)	$ 488,661,946
Fidelity Central Funds (cost $16,940,429)	16,940,429
Total Investments (cost $453,182,088)		$ 505,602,375
Receivable for investments sold		6,431,879
Receivable for fund shares sold		487,358
Dividends receivable		127,425
Distributions receivable from Fidelity Central Funds		1,604
Prepaid expenses		1,844
Other receivables		16,130
Total assets		512,668,615

Liabilities
Payable for investments purchased	$ 6,927,420
Payable for fund shares redeemed	503,864
Accrued management fee	256,009
Distribution fees payable	7,048
Other affiliated payables	146,766
Other payables and accrued expenses	48,806
Collateral on securities loaned, at value	14,044,914
Total liabilities		21,934,827

Net Assets		$ 490,733,788
Net Assets consist of:
Paid in capital		$ 671,349,527
Accumulated undistributed net realized gain (loss) on investments		(233,036,026)
Net unrealized appreciation (depreciation) on investments		52,420,287
Net Assets		$ 490,733,788

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,639,521 ÷ 861,509 shares)	$ 12.35

Maximum offering price per share (100/94.25 of $12.35)	$ 13.10
Class T: Net Asset Value and redemption price per share ($4,009,973 ÷ 324,977 shares)	$ 12.34

Maximum offering price per share (100/96.50 of $12.34)	$ 12.79
Class B: Net Asset Value and offering price per share ($1,153,739 ÷ 93,648 shares)A	$ 12.32

Class C: Net Asset Value and offering price per share ($2,292,832 ÷ 186,832 shares)A	$ 12.27

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($469,476,184 ÷ 37,831,263 shares)	$ 12.41

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,161,539 ÷ 255,742 shares)	$ 12.36

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2010

Investment Income
Dividends		$ 7,917,681
Interest		15
Income from Fidelity Central Funds		185,281
Total income		8,102,977

Expenses
Management fee Basic fee	$ 2,497,620
Performance adjustment	(96,819)
Transfer agent fees	1,467,966
Distribution fees	65,724
Accounting and security lending fees	177,464
Custodian fees and expenses	26,707
Independent trustees' compensation	2,995
Registration fees	78,947
Audit	53,869
Legal	2,279
Miscellaneous	9,931
Total expenses before reductions	4,286,683
Expense reductions	(42,302)	4,244,381
Net investment income (loss)		3,858,596
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,716,307
Capital gain distributions from Fidelity Central Funds	1,318
Total net realized gain (loss)		26,717,625
Change in net unrealized appreciation (depreciation) on investment securities		139,387,730
Net gain (loss)		166,105,355
Net increase (decrease) in net assets resulting from operations		$ 169,963,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2010	Year ended January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,858,596	$ 5,959,078
Net realized gain (loss)	26,717,625	(224,093,527)
Change in net unrealized appreciation (depreciation)	139,387,730	(76,632,308)
Net increase (decrease) in net assets resulting from operations	169,963,951	(294,766,757)
Distributions to shareholders from net investment income	(4,284,750)	(6,653,128)
Distributions to shareholders from net realized gain	-	(337)
Total distributions	(4,284,750)	(6,653,465)
Share transactions - net increase (decrease)	(45,044,410)	(81,315,615)
Redemption fees	14,039	13,835
Total increase (decrease) in net assets	120,648,830	(382,722,002)

Net Assets
Beginning of period	370,084,958	752,806,960
End of period	$ 490,733,788	$ 370,084,958

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 8.53	$ 15.05	$ 17.63
Income from Investment Operations
Net investment income (loss) E	.07	.09	.03
Net realized and unrealized gain (loss)	3.84	(6.47)	(1.78)
Total from investment operations	3.91	(6.38)	(1.75)
Distributions from net investment income	(.09)	(.14)	(.06)
Distributions from net realized gain	-	- J	(.77)
Total distributions	(.09)	(.14)	(.83)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 12.35	$ 8.53	$ 15.05
Total Return B, C, D	45.79%	(42.40)%	(10.28)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.21%	1.12%	1.14% A
Expenses net of fee waivers, if any	1.21%	1.12%	1.14% A
Expenses net of all reductions	1.20%	1.12%	1.13% A
Net investment income (loss)	.62%	.71%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,640	$ 6,404	$ 7,445
Portfolio turnover rate G	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 8.53	$ 15.04	$ 17.63
Income from Investment Operations
Net investment income (loss) E	.04	.06	(.02)
Net realized and unrealized gain (loss)	3.84	(6.46)	(1.76)
Total from investment operations	3.88	(6.40)	(1.78)
Distributions from net investment income	(.07)	(.11)	(.04)
Distributions from net realized gain	-	-	(.77)
Total distributions	(.07)	(.11)	(.81)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 12.34	$ 8.53	$ 15.04
Total Return B, C, D	45.44%	(42.57)%	(10.46)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.47%	1.38%	1.39% A
Expenses net of fee waivers, if any	1.47%	1.38%	1.39% A
Expenses net of all reductions	1.46%	1.38%	1.39% A
Net investment income (loss)	.36%	.45%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,010	$ 2,413	$ 3,714
Portfolio turnover rate G	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 8.53	$ 14.99	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.01)	(.01)	(.10)
Net realized and unrealized gain (loss)	3.82	(6.40)	(1.76)
Total from investment operations	3.81	(6.41)	(1.86)
Distributions from net investment income	(.02)	(.05)	(.01)
Distributions from net realized gain	-	-	(.77)
Total distributions	(.02)	(.05)	(.78)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 12.32	$ 8.53	$ 14.99
Total Return B, C, D	44.61%	(42.79)%	(10.88)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.97%	1.87%	1.89% A
Expenses net of fee waivers, if any	1.97%	1.87%	1.89% A
Expenses net of all reductions	1.96%	1.87%	1.89% A
Net investment income (loss)	(.14)%	(.04)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,154	$ 763	$ 1,304
Portfolio turnover rate G	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,

2010

2009

2008 H

Selected Per-Share Data
Net asset value, beginning of period	$ 8.50	$ 14.98	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.01)	-	(.10)
Net realized and unrealized gain (loss)	3.80	(6.41)	(1.77)
Total from investment operations	3.79	(6.41)	(1.87)
Distributions from net investment income	(.02)	(.07)	(.01)
Distributions from net realized gain	-	-	(.77)
Total distributions	(.02)	(.07)	(.78)
Redemption fees added to paid in capital E, J	-	-	-
Net asset value, end of period	$ 12.27	$ 8.50	$ 14.98
Total Return B, C, D	44.56%	(42.79)%	(10.94)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.96%	1.86%	1.90% A
Expenses net of fee waivers, if any	1.96%	1.86%	1.90% A
Expenses net of all reductions	1.95%	1.86%	1.90% A
Net investment income (loss)	(.13)%	(.03)%	(.60)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,293	$ 1,232	$ 1,658
Portfolio turnover rate G	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,

2010

2009

2008

2007

2006

Selected Per-Share Data
Net asset value, beginning of period	$ 8.57	$ 15.09	$ 17.18	$ 15.65	$ 14.14
Income from Investment Operations
Net investment income (loss) B	.09	.13	.08	.09	.16 E
Net realized and unrealized gain (loss)	3.86	(6.49)	(1.34)	1.98	2.59
Total from investment operations	3.95	(6.36)	(1.26)	2.07	2.75
Distributions from net investment income	(.11)	(.16)	(.06)	(.09)	(.10)
Distributions from net realized gain	-	- G	(.77)	(.45)	(1.15)
Total distributions	(.11)	(.16)	(.83)	(.54)	(1.24) H
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 12.41	$ 8.57	$ 15.09	$ 17.18	$ 15.65
Total Return A	46.06%	(42.19)%	(7.67)%	13.48%	19.97%
Ratios to Average Net Assets C, F
Expenses before reductions	.95%	.85%	.83%	.84%	.86%
Expenses net of fee waivers, if any	.95%	.84%	.82%	.84%	.86%
Expenses net of all reductions	.94%	.84%	.82%	.84%	.81%
Net investment income (loss)	.88%	.99%	.47%	.56%	1.08% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 469,476	$ 358,380	$ 737,234	$ 678,794	$ 365,817
Portfolio turnover rate D	202%	268%	264%	187%	207%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .81%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.24 per share is comprised of distributions from net investment income of $0.095 and distributions from net realized gain of $1.145 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,

2010

2009

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 8.54	$ 15.06	$ 17.63
Income from Investment Operations
Net investment income (loss) D	.10	.12	.07
Net realized and unrealized gain (loss)	3.84	(6.48)	(1.78)
Total from investment operations	3.94	(6.36)	(1.71)
Distributions from net investment income	(.12)	(.16)	(.09)
Distributions from net realized gain	-	-	(.77)
Total distributions	(.12)	(.16)	(.86)
Redemption fees added to paid in capital D, I	-	-	-
Net asset value, end of period	$ 12.36	$ 8.54	$ 15.06
Total Return B, C	46.12%	(42.26)%	(10.06)%
Ratios to Average Net Assets E, H
Expenses before reductions	.96%	.87%	.89% A
Expenses net of fee waivers, if any	.96%	.87%	.89% A
Expenses net of all reductions	.95%	.87%	.88% A
Net investment income (loss)	.87%	.96%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,162	$ 894	$ 1,452
Portfolio turnover rate F	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2010

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Mid Cap Value and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds ,including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE),normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 68,213,911
Gross unrealized depreciation	(21,319,720)
Net unrealized appreciation (depreciation)	$ 46,894,191

Tax Cost	$ 458,708,184

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (227,509,930)
Net unrealized appreciation (depreciation)	$ 46,894,191

The tax character of distributions paid was as follows:

	January 31, 2010	January 31, 2009
Ordinary Income	$ 4,284,750	$ 6,653,128
Long-term Capital Gains	-	337
Total	$ 4,284,750	$ 6,653,465

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $882,294,725 and $926,421,155, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Mid Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .54% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 22,399	$ 1,904
Class T	.25%	.25%	16,052	-
Class B	.75%	.25%	9,667	7,250
Class C	.75%	.25%	17,606	4,030
			$ 65,724	$ 13,184

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,910
Class T	1,160
Class B*	3,093
Class C*	181
$ 11,344

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets*
Class A	$ 30,859.34
Class T	11,241.35
Class B	3,356.35
Class C	6,038.34
Mid Cap Value	1,410,053.33
Institutional Class	6,419.34
	$ 1,467,966

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,105 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,332 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $177,606.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $42,302 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2010	2009
From net investment income
Class A	$ 74,628	$ 101,584
Class T	21,222	33,331
Class B	1,384	3,956
Class C	3,068	10,614
Mid Cap Value	4,156,210	6,486,758
Institutional Class	28,238	16,885
Total	$ 4,284,750	$ 6,653,128
From net realized gain
Class A	$ -	$ 8
Mid Cap Value	-	329
Total	$ -	$ 337

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2010	2009	2010	2009
Class A
Shares sold	405,327	516,793	$ 4,046,751	$ 6,454,575
Reinvestment of distributions	5,669	10,427	70,300	91,240
Shares redeemed	(299,931)	(271,437)	(3,199,239)	(3,408,758)
Net increase (decrease)	111,065	255,783	$ 917,812	$ 3,137,057
Class T
Shares sold	131,444	149,480	$ 1,389,171	$ 1,776,169
Reinvestment of distributions	1,669	3,723	20,679	32,575
Shares redeemed	(90,831)	(117,537)	(912,462)	(1,390,148)
Net increase (decrease)	42,282	35,666	$ 497,388	$ 418,596
Class B
Shares sold	30,513	43,650	$ 313,997	$ 477,470
Reinvestment of distributions	109	435	1,344	3,806
Shares redeemed	(26,417)	(41,649)	(267,301)	(562,129)
Net increase (decrease)	4,205	2,436	$ 48,040	$ (80,853)

Annual Report

10. Share Transactions - continued

Transactions for each class of shares were as follows - continued:

	Shares		Dollars
Years ended January 31,	2010	2009	2010	2009
Class C
Shares sold	109,584	95,890	$ 1,171,720	$ 1,109,702
Reinvestment of distributions	231	1,126	2,846	9,818
Shares redeemed	(67,939)	(62,740)	(709,535)	(773,072)
Net increase (decrease)	41,876	34,276	$ 465,031	$ 346,448
Mid Cap Value
Shares sold	9,409,750	8,792,040	$ 90,681,785	$ 111,146,935
Reinvestment of distributions	323,763	714,638	4,034,150	6,274,689
Shares redeemed	(13,731,872)	(16,524,977)	(143,397,630)	(202,765,519)
Net increase (decrease)	(3,998,359)	(7,018,299)	$ (48,681,695)	$ (85,343,895)
Institutional Class
Shares sold	206,853	120,307	$ 2,282,721	$ 1,667,689
Reinvestment of distributions	2,075	1,918	25,751	16,780
Shares redeemed	(57,780)	(114,042)	(599,458)	(1,477,437)
Net increase (decrease)	151,148	8,183	$ 1,709,014	$ 207,032

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1985

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Institutional Class designates 87% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

AMCVI-UANN-0310
1.838432.100

Fidelity®
Series Large Cap Value Fund

and

Fidelity
Series All-Sector Equity Fund

Fidelity Series Large Cap Value Fund
Fidelity Series All-Sector Equity Fund
Class F

Annual Report

January 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Fidelity Series Large Cap Value Fund
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investment's over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series All-Sector Equity Fund
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investment's over the past six months.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund or 1-800-835-5092 for Class F of each fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 to January 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During Period* August 1, 2009 to January 31, 2010
Fidelity Series Large Cap Value Fund
Series Large Cap Value	.81%
Actual		$ 1,000.00	$ 1,094.00	$ 4.28
Hypothetical A		$ 1,000.00	$ 1,021.12	$ 4.13
Class F	.57%
Actual		$ 1,000.00	$ 1,095.40	$ 3.01
Hypothetical A		$ 1,000.00	$ 1,022.33	$ 2.91
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	.89%
Actual		$ 1,000.00	$ 1,092.30	$ 4.69
Hypothetical A		$ 1,000.00	$ 1,020.72	$ 4.53
Class F	.62%
Actual		$ 1,000.00	$ 1,093.70	$ 3.27
Hypothetical A		$ 1,000.00	$ 1,022.08	$ 3.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Series Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2010	Past 1 year	Life of fund A
Fidelity ® Series Large Cap Value Fund	27.43%	12.77%
Class F B	27.59%	12.88%

A From October 24, 2008.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity Series Large Cap Value Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Series Large Cap Value Fund, a class of the fund, on October 24, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Fidelity Series Large Cap Value Fund

Management's Discussion of Fund Performance

Market Recap: Coming off one of its most dramatic turnarounds ever in 2009, the U.S. stock market gave back some gains as 2010 began. The rally that started in March of last year and continued through December was dampened a bit in January, when equities experienced some volatility. As the 12-month period began, U.S. stocks were sustaining significant declines amid fallout from the global financial crisis. However, in early March, companies hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement as both sharp cost cutting and unprecedented government intervention began to take hold. As profits improved, investors' appetite for equities returned. From March 9 through the end of '09, a roughly 65% rise in the S&P 500® Index wiped out the period's earlier losses. The slow start to 2010 did not prevent the major indexes from registering robust gains for the year ending January 31, 2010, as the S&P 500® advanced 33.14% and the Nasdaq Composite® Index rose 46.89%. Also during the period, the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 35.29%. On the capitalization and style spectrums, mid-cap stocks bested small-caps and large-caps, while growth-oriented equities outperformed value stocks.

Comments from Bruce Dirks, Portfolio Manager of Fidelity® Series Large Cap Value Fund: The fund returned 27.43% for the year, trailing the 31.44% gain of the Russell 1000® Value Index. The equity market's recovery was led largely by the stocks of weak companies that were punished the most during 2008. We typically avoid these types of stocks and, as a result, the fund was not able to keep pace amid the "flight to risk" that occurred during the period. The fund was hurt by stock selection in consumer discretionary, consumer staples, telecommunication services and industrials. Modestly underweighting consumer discretionary and industrials also hurt, as did slightly overweighting telecom services. Beneficial stock choices in financials were more than offset by adverse market positioning in the sector. Stock picks in health care and materials aided results, along with an overweighting in materials and underweightings in utilities and energy. Major detractors included wireless communications provider Sprint Nextel, oil and gas refiner Sunoco and electric utility operator Allegheny Energy. Underweighting integrated oil giant Exxon Mobil and overweighting disk-drive maker Seagate Technology significantly boosted performance.

Note to shareholders: Michael Chren will become Co-Manager of the fund on February 25, 2010.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series Large Cap Value Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	4.9	4.4
JPMorgan Chase & Co.	3.3	3.7
Bank of America Corp.	2.9	2.8
Merck & Co., Inc.	2.5	1.9
Seagate Technology	2.4	1.5
Wells Fargo & Co.	2.4	1.7
Sprint Nextel Corp.	2.4	1.5
Exxon Mobil Corp.	2.3	3.2
General Electric Co.	2.2	1.7
AT&T, Inc.	1.8	2.4
	27.1
Top Five Market Sectors as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.7	23.2
Energy	16.4	16.5
Health Care	10.3	10.0
Consumer Discretionary	8.6	8.5
Industrials	8.4	7.4
Asset Allocation (% of fund's net assets)
As of January 31, 2010*		As of July 31, 2009**
	Stocks 98.4%		Stocks 99.0%
	Convertible Securities 0.2%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 1.4%		Short-Term Investments and Net Other Assets 1.0%
* Foreign investments	11.9%	** Foreign investments	11.2%

Annual Report

Fidelity Series Large Cap Value Fund

Investments January 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CONSUMER DISCRETIONARY - 8.6%
Auto Components - 0.3%
TRW Automotive Holdings Corp. (a)	823,700	$ 18,969,811
Hotels, Restaurants & Leisure - 0.4%
Wyndham Worldwide Corp.	1,578,592	33,134,646
Household Durables - 0.7%
D.R. Horton, Inc.	1,460,900	17,224,011
Whirlpool Corp.	536,300	40,319,034
		57,543,045
Media - 5.3%
Cablevision Systems Corp. - NY Group Class A	4,255,048	109,099,431
CBS Corp. Class B	1,888,400	24,417,012
Comcast Corp. Class A (special) (non-vtg.)	4,796,041	72,612,061
DIRECTV (a)	417,800	12,680,230
Interpublic Group of Companies, Inc. (a)	1,863,015	12,035,077
Time Warner Cable, Inc.	670,400	29,222,736
Time Warner, Inc.	3,751,566	102,980,487
Viacom, Inc. Class B (non-vtg.) (a)	1,720,077	50,123,044
		413,170,078
Multiline Retail - 0.6%
Macy's, Inc.	2,681,700	42,719,481
Specialty Retail - 1.1%
Best Buy Co., Inc.	1,033,500	37,877,775
Home Depot, Inc.	1,000,200	28,015,602
Staples, Inc.	1,000,800	23,478,768
		89,372,145
Textiles, Apparel & Luxury Goods - 0.2%
Hanesbrands, Inc. (a)	821,600	18,872,152
TOTAL CONSUMER DISCRETIONARY		673,781,358
CONSUMER STAPLES - 7.7%
Beverages - 2.3%
Anheuser-Busch InBev SA NV	1,175,796	58,672,480
Dr Pepper Snapple Group, Inc.	885,500	24,492,930
Molson Coors Brewing Co. Class B	519,274	21,809,508
The Coca-Cola Co.	1,401,030	76,005,878
		180,980,796
Food & Staples Retailing - 1.5%
CVS Caremark Corp.	1,477,100	47,813,727
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Safeway, Inc.	1,155,000	$ 25,929,750
Wal-Mart Stores, Inc.	870,200	46,494,786
		120,238,263
Food Products - 2.1%
Archer Daniels Midland Co.	803,300	24,074,901
Bunge Ltd.	759,925	44,675,991
Kraft Foods, Inc. Class A	2,350,400	65,012,064
Smithfield Foods, Inc. (a)	2,140,204	32,231,472
		165,994,428
Household Products - 1.1%
Kimberly-Clark Corp.	357,300	21,220,047
Procter & Gamble Co.	1,043,913	64,252,845
		85,472,892
Personal Products - 0.3%
NBTY, Inc. (a)	459,100	20,443,723
Tobacco - 0.4%
Lorillard, Inc.	435,200	32,944,640
TOTAL CONSUMER STAPLES		606,074,742
ENERGY - 16.4%
Energy Equipment & Services - 3.5%
Atwood Oceanics, Inc. (a)	784,900	26,309,848
BJ Services Co.	1,267,300	26,195,091
Nabors Industries Ltd. (a)	1,764,600	39,350,580
National Oilwell Varco, Inc.	1,176,500	48,118,850
Pride International, Inc. (a)	1,363,600	40,362,560
Smith International, Inc.	560,000	16,979,200
Transocean Ltd. (a)	892,500	75,630,450
		272,946,579
Oil, Gas & Consumable Fuels - 12.9%
Alpha Natural Resources, Inc. (a)	416,400	16,910,004
Anadarko Petroleum Corp.	760,600	48,511,068
Apache Corp.	619,000	61,138,630
Arch Coal, Inc.	1,333,861	28,104,451
BP PLC sponsored ADR	564,300	31,668,516
Canadian Natural Resources Ltd.	336,100	21,452,188
Chesapeake Energy Corp.	2,733,810	67,743,812
Chevron Corp.	1,925,784	138,887,542
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
ConocoPhillips	2,372,455	$ 113,877,840
Exxon Mobil Corp.	2,778,200	178,999,426
Marathon Oil Corp.	3,195,700	95,263,817
Occidental Petroleum Corp.	631,400	49,463,876
Petrobank Energy & Resources Ltd. (a)	214,300	10,587,739
Royal Dutch Shell PLC Class A sponsored ADR	496,200	27,484,518
Southwestern Energy Co. (a)	523,900	22,464,832
Suncor Energy, Inc.	1,001,160	31,608,680
Sunoco, Inc.	266,400	6,683,976
Total SA sponsored ADR	403,300	23,226,047
Valero Energy Corp.	218,435	4,023,573
XTO Energy, Inc.	670,380	29,878,837
		1,007,979,372
TOTAL ENERGY		1,280,925,951
FINANCIALS - 24.5%
Capital Markets - 4.6%
Bank of New York Mellon Corp.	2,520,900	73,332,981
BlackRock, Inc. Class A	99,600	21,296,472
Goldman Sachs Group, Inc.	802,130	119,292,774
Invesco Ltd.	1,516,567	29,269,743
Morgan Stanley	2,927,200	78,390,416
Nomura Holdings, Inc.	939,900	7,026,570
Northern Trust Corp.	428,800	21,662,976
State Street Corp.	177,600	7,615,488
UBS AG (For. Reg.) (a)	435,952	5,685,415
		363,572,835
Commercial Banks - 4.9%
BB&T Corp.	1,491,500	41,568,105
Comerica, Inc.	658,300	22,717,933
PNC Financial Services Group, Inc.	1,570,000	87,025,100
Sumitomo Mitsui Financial Group, Inc.	1,333,300	43,350,342
Wells Fargo & Co.	6,622,996	188,291,776
		382,953,256
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 0.8%
Capital One Financial Corp.	1,028,200	$ 37,899,452
Discover Financial Services	1,569,500	21,470,760
		59,370,212
Diversified Financial Services - 7.4%
Bank of America Corp.	15,145,635	229,910,739
Citigroup, Inc.	11,500,000	38,180,000
ING Groep NV (Certificaten Van Aandelen) unit (a)	2,744,668	25,701,884
JPMorgan Chase & Co.	6,602,486	257,100,805
Moody's Corp. (c)	1,072,300	29,584,757
		580,478,185
Insurance - 6.0%
ACE Ltd.	404,200	19,914,934
Assurant, Inc.	1,523,133	47,872,070
Berkshire Hathaway, Inc. Class B (a)(c)	482,500	36,877,475
Everest Re Group Ltd.	412,500	35,367,750
Genworth Financial, Inc. Class A (a)	2,271,000	31,430,640
Lincoln National Corp.	2,656,900	65,306,602
MetLife, Inc.	285,800	10,094,456
RenaissanceRe Holdings Ltd.	1,005,442	54,474,848
The First American Corp.	500,000	14,785,000
The Travelers Companies, Inc.	1,762,332	89,297,362
Unum Group	1,183,200	23,155,224
XL Capital Ltd. Class A	2,513,759	42,155,738
		470,732,099
Real Estate Investment Trusts - 0.6%
ProLogis Trust	1,048,500	13,211,100
SL Green Realty Corp.	448,100	20,384,069
The Macerich Co. (c)	364,200	11,235,570
		44,830,739
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	1,291,200	15,881,760
TOTAL FINANCIALS		1,917,819,086
Common Stocks - continued
	Shares	Value
HEALTH CARE - 10.3%
Health Care Equipment & Supplies - 1.0%
Boston Scientific Corp. (a)	5,273,500	$ 45,510,305
Covidien PLC	554,400	28,030,464
		73,540,769
Health Care Providers & Services - 1.0%
CIGNA Corp.	1,012,600	34,195,502
Community Health Systems, Inc. (a)	599,300	19,549,166
Humana, Inc. (a)	568,200	27,625,884
		81,370,552
Pharmaceuticals - 8.3%
King Pharmaceuticals, Inc. (a)	1,937,800	23,272,978
Merck & Co., Inc.	5,101,250	194,765,725
Mylan, Inc. (a)(c)	1,173,600	21,394,728
Pfizer, Inc.	20,745,311	387,107,501
Watson Pharmaceuticals, Inc. (a)	599,300	22,995,141
		649,536,073
TOTAL HEALTH CARE		804,447,394
INDUSTRIALS - 8.4%
Aerospace & Defense - 1.1%
Precision Castparts Corp.	192,500	20,260,625
Raytheon Co.	643,100	33,717,733
United Technologies Corp.	517,700	34,934,396
		88,912,754
Building Products - 0.3%
Owens Corning (a)	807,666	20,781,246
Construction & Engineering - 0.2%
Fluor Corp.	404,800	18,353,632
Electrical Equipment - 0.3%
AMETEK, Inc.	721,931	26,307,166
Industrial Conglomerates - 3.1%
General Electric Co.	10,470,641	168,367,907
Siemens AG sponsored ADR	205,500	18,312,105
Textron, Inc.	2,738,482	53,482,553
		240,162,565
Machinery - 1.6%
Cummins, Inc.	470,400	21,243,264
Ingersoll-Rand Co. Ltd.	1,067,200	34,641,312
Navistar International Corp. (a)	482,300	17,840,277
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Oshkosh Co.	831,658	$ 29,997,904
SPX Corp.	389,700	21,215,268
		124,938,025
Road & Rail - 1.8%
CSX Corp.	1,715,800	73,539,188
Union Pacific Corp.	1,132,428	68,511,894
		142,051,082
TOTAL INDUSTRIALS		661,506,470
INFORMATION TECHNOLOGY - 7.6%
Communications Equipment - 0.7%
Cisco Systems, Inc. (a)	892,500	20,054,475
Comverse Technology, Inc. (a)	3,309,690	31,475,152
		51,529,627
Computers & Peripherals - 4.0%
Dell, Inc. (a)	3,434,378	44,303,476
Hewlett-Packard Co.	952,100	44,815,347
International Business Machines Corp.	149,200	18,260,588
Seagate Technology	11,361,740	190,081,910
Western Digital Corp. (a)	489,500	18,596,105
		316,057,426
Electronic Equipment & Components - 0.3%
Tyco Electronics Ltd.	824,100	20,503,608
Internet Software & Services - 1.1%
eBay, Inc. (a)	1,671,200	38,471,024
VeriSign, Inc. (a)	2,132,800	48,862,448
		87,333,472
Office Electronics - 0.3%
Xerox Corp.	2,870,300	25,029,016
Semiconductors & Semiconductor Equipment - 1.2%
Intel Corp.	1,145,500	22,222,700
Maxim Integrated Products, Inc.	726,746	12,703,520
MEMC Electronic Materials, Inc. (a)	1,178,904	14,830,612
Micron Technology, Inc. (a)	5,501,500	47,973,080
		97,729,912
TOTAL INFORMATION TECHNOLOGY		598,183,061
Common Stocks - continued
	Shares	Value
MATERIALS - 3.8%
Chemicals - 2.3%
Air Products & Chemicals, Inc.	213,600	$ 16,225,056
Ashland, Inc.	1,013,324	40,948,423
Dow Chemical Co.	3,075,900	83,326,131
Lubrizol Corp.	262,500	19,343,625
Terra Industries, Inc.	641,400	20,268,240
		180,111,475
Containers & Packaging - 0.3%
Owens-Illinois, Inc. (a)	691,800	18,830,796
Metals & Mining - 1.2%
ArcelorMittal SA (NY Shares) Class A (c)	370,900	14,346,412
Freeport-McMoRan Copper & Gold, Inc.	480,700	32,057,883
Goldcorp, Inc.	929,200	31,491,825
Reliance Steel & Aluminum Co.	429,900	17,514,126
		95,410,246
TOTAL MATERIALS		294,352,517
TELECOMMUNICATION SERVICES - 6.7%
Diversified Telecommunication Services - 3.8%
AT&T, Inc.	5,623,086	142,601,461
Qwest Communications International, Inc.	7,341,500	30,907,715
Verizon Communications, Inc.	4,238,883	124,707,938
		298,217,114
Wireless Telecommunication Services - 2.9%
Sprint Nextel Corp. (a)	56,833,553	186,414,054
Vodafone Group PLC sponsored ADR	1,904,200	40,864,132
		227,278,186
TOTAL TELECOMMUNICATION SERVICES		525,495,300
UTILITIES - 4.4%
Electric Utilities - 2.0%
Allegheny Energy, Inc.	2,619,063	54,869,370
Entergy Corp.	506,200	38,628,122
FirstEnergy Corp.	1,411,005	61,548,038
		155,045,530
Independent Power Producers & Energy Traders - 1.1%
AES Corp.	1,415,198	17,873,951
Calpine Corp. (a)	2,110,100	23,105,595
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
Constellation Energy Group, Inc.	655,700	$ 21,165,996
NRG Energy, Inc. (a)	915,400	22,070,294
		84,215,836
Multi-Utilities - 1.3%
PG&E Corp.	937,700	39,608,448
Public Service Enterprise Group, Inc.	967,000	29,580,530
Sempra Energy	711,894	36,128,621
		105,317,599
TOTAL UTILITIES		344,578,965
TOTAL COMMON STOCKS (Cost $6,516,799,134)		7,707,164,844
Convertible Preferred Stocks - 0.2%

FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Bank of America Corp. (Cost $15,000,000)	1,000,000	15,100,000
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.17% (d)	129,579,423	129,579,423
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(d)	69,581,200	69,581,200
TOTAL MONEY MARKET FUNDS (Cost $199,160,623)		199,160,623
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $6,730,959,757)		7,921,425,467
NET OTHER ASSETS - (1.1)%		(85,787,603)
NET ASSETS - 100%		$ 7,835,637,864
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 362,874
Fidelity Securities Lending Cash Central Fund	264,570
Total	$ 627,444
Other Information

The following is a summary of the inputs used, as of January 31, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 673,781,358	$ 673,781,358	$ -	$ -
Consumer Staples	606,074,742	547,402,262	58,672,480	-
Energy	1,280,925,951	1,280,925,951	-	-
Financials	1,932,919,086	1,894,505,217	38,413,869	-
Health Care	804,447,394	804,447,394	-	-
Industrials	661,506,470	661,506,470	-	-
Information Technology	598,183,061	598,183,061	-	-
Materials	294,352,517	294,352,517	-	-
Telecommunication Services	525,495,300	525,495,300	-	-
Utilities	344,578,965	344,578,965	-	-
Money Market Funds	199,160,623	199,160,623	-	-
Total Investments in Securities:	$ 7,921,425,467	$ 7,824,339,118	$ 97,086,349	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 2,351,250
Total Realized Gain (Loss)	(271,671)
Total Unrealized Gain (Loss)	398,750
Cost of Purchases	4,248,542
Proceeds of Sales	(6,726,871)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.1%
Cayman Islands	2.4%
Bermuda	2.2%
Switzerland	1.7%
United Kingdom	1.2%
Canada	1.2%
Others (individually less than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2010

Assets
Investment in securities, at value (including securities loaned of $68,792,291) - See accompanying schedule: Unaffiliated issuers (cost $6,531,799,134)	$ 7,722,264,844
Fidelity Central Funds (cost $199,160,623)	199,160,623
Total Investments (cost $6,730,959,757)		$ 7,921,425,467
Receivable for investments sold		76,041,147
Receivable for fund shares sold		12,963,096
Dividends receivable		7,940,954
Distributions receivable from Fidelity Central Funds		19,757
Prepaid expenses		28,538
Other receivables		204,709
Total assets		8,018,623,668

Liabilities
Payable for investments purchased	$ 107,090,667
Payable for fund shares redeemed	886,518
Accrued management fee	3,642,664
Other affiliated payables	1,616,721
Other payables and accrued expenses	168,034
Collateral on securities loaned, at value	69,581,200
Total liabilities		182,985,804

Net Assets		$ 7,835,637,864
Net Assets consist of:
Paid in capital		$ 6,568,811,933
Undistributed net investment income		2,633,687
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		73,728,748
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,190,463,496
Net Assets		$ 7,835,637,864

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2010

Series Large Cap Value: Net Asset Value, offering price and redemption price per share ($7,388,558,199 ÷ 668,460,082 shares)	$ 11.05

Class F: Net Asset Value, offering price and redemption price per share ($447,079,665 ÷ 40,448,566 shares)	$ 11.05

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2010

Investment Income
Dividends		$ 129,231,033
Interest		14,992
Income from Fidelity Central Funds		627,444
Total income		129,873,469

Expenses
Management fee Basic fee	$ 35,091,880
Performance adjustment	(645,346)
Transfer agent fees	16,785,929
Accounting and security lending fees	1,249,706
Custodian fees and expenses	143,506
Independent trustees' compensation	37,505
Registration fees	122,520
Audit	60,859
Legal	18,792
Miscellaneous	47,500
Total expenses before reductions	52,912,851
Expense reductions	(489,493)	52,423,358
Net investment income (loss)		77,450,111
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	364,128,015
Foreign currency transactions	(84,343)
Capital gain distributions from Fidelity Central Funds	3,883
Total net realized gain (loss)		364,047,555
Change in net unrealized appreciation (depreciation) on: Investment securities	1,331,693,769
Assets and liabilities in foreign currencies	(2,262)
Total change in net unrealized appreciation (depreciation)		1,331,691,507
Net gain (loss)		1,695,739,062
Net increase (decrease) in net assets resulting from operations		$ 1,773,189,173

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2010	For the period October 24, 2008 (commencement of operations) to January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 77,450,111	$ 6,459,024
Net realized gain (loss)	364,047,555	(9,377,016)
Change in net unrealized appreciation (depreciation)	1,331,691,507	(141,228,011)
Net increase (decrease) in net assets resulting from operations	1,773,189,173	(144,146,003)
Distributions to shareholders from net investment income	(74,852,501)	(5,971,115)
Distributions to shareholders from net realized gain	(265,769,351)	-
Total distributions	(340,621,852)	(5,971,115)
Share transactions - net increase (decrease)	4,346,174,522	2,207,013,139
Total increase (decrease) in net assets	5,778,741,843	2,056,896,021

Net Assets
Beginning of period	2,056,896,021	-
End of period (including undistributed net investment income of $2,633,687 and undistributed net investment income of $422,626, respectively)	$ 7,835,637,864	$ 2,056,896,021

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Large Cap Value

Years ended January 31,

2010

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.11	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.05
Net realized and unrealized gain (loss)	2.35	(.90)
Total from investment operations	2.48	(.85)
Distributions from net investment income	(.11)	(.04)
Distributions from net realized gain	(.43)	-
Total distributions	(.54)	(.04)
Net asset value, end of period	$ 11.05	$ 9.11
Total Return B, C	27.43%	(8.58)%
Ratios to Average Net Assets E, H
Expenses before reductions	.85%	.90% A
Expenses net of fee waivers, if any	.85%	.90% A
Expenses net of all reductions	.84%	.90% A
Net investment income (loss)	1.24%	1.96% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,388,558	$ 2,056,896
Portfolio turnover rate F	138%	118%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 24, 2008 (commencement of operations) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended January 31,

2010 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.72
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	1.77
Total from investment operations	1.82
Distributions from net investment income	(.13)
Distributions from net realized gain	(.36)
Total distributions	(.49)
Net asset value, end of period	$ 11.05
Total Return B, C	18.56%
Ratios to Average Net Assets E, H
Expenses before reductions	.58% A
Expenses net of fee waivers, if any	.58% A
Expenses net of all reductions	.57% A
Net investment income (loss)	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 447,080
Portfolio turnover rate F	138%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2010	Past 1 year	Life of fund A
Fidelity ® Series All-Sector Equity Fund	38.51%	13.58%
Class F B	38.69%	13.70%

A From October 17, 2008.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity Series All-Sector Equity Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Series All-Sector Equity Fund, a class of the fund, on October 17, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Series All-Sector Equity Fund

Management's Discussion of Fund Performance

Market Recap: Coming off one of its most dramatic turnarounds ever in 2009, the U.S. stock market gave back some gains as 2010 began. The rally that started in March of last year and continued through December was dampened a bit in January, when equities experienced some volatility. As the 12-month period began, U.S. stocks were sustaining significant declines amid fallout from the global financial crisis. However, in early March, companies hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement as both sharp cost cutting and unprecedented government intervention began to take hold. As profits improved, investors' appetite for equities returned. From March 9 through the end of '09, a roughly 65% rise in the S&P 500® Index wiped out the period's earlier losses. The slow start to 2010 did not prevent the major indexes from registering robust gains for the year ending January 31, 2010, as the S&P 500® advanced 33.14% and the Nasdaq Composite® Index rose 46.89%. Also during the period, the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 35.29%. On the capitalization and style spectrums, mid-cap stocks bested small-caps and large-caps, while growth-oriented equities outperformed value stocks.

Comments from Robert Stansky, Co-Portfolio Manager and Head of Fidelity's Multi-Manager Group (MMG), which manages Fidelity® Series All-Sector Equity Fund: During the year, the fund was up 38.51%, solidly ahead of the S&P 500. Our outperformance was largely due to favorable security selection by MMG's sector-focused managers. Strong stock picking and industry positioning in energy led the way, followed by solid picks in information technology and consumer staples. Our largest boost, by far, came from not owning Exxon Mobil, a large index component that underperformed during the period. Among other top contributors within energy were Canadian National Resources and Weatherford International. Standouts within technology were semiconductor equipment and manufacturing firms Micron Technology, ASML Holding and Marvell Technology Group. The fund's foreign holdings, buoyed in part by a weaker dollar, also helped returns. The only meaningful detractors were a modest overall cash position and suboptimal security selection in industrials. Underweighting consumer discretionary stocks nicked performance as well, most notably our underweighting in Ford Motor. The fund also was hurt by underexposure to some strong names in tech hardware/equipment and Internet software/services, including Apple and Google, as well as a position in multinational petroleum firm Royal Dutch Shell. Some stocks mentioned were out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series All-Sector Equity Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.0	2.1
JPMorgan Chase & Co.	2.4	2.7
Wells Fargo & Co.	2.1	1.3
Pfizer, Inc.	2.1	1.6
Procter & Gamble Co.	2.0	1.6
Merck & Co., Inc.	1.7	0.8
General Electric Co.	1.5	1.2
Chevron Corp.	1.3	1.7
ASML Holding NV (NY Shares)	1.3	1.5
Micron Technology, Inc.	1.2	0.7
	18.6
Top Five Market Sectors as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.2	17.8
Financials	14.6	13.6
Health Care	12.5	13.7
Consumer Staples	11.4	11.5
Energy	10.7	11.4
Asset Allocation (% of fund's net assets)
As of January 31, 2010*		As of July 31, 2009**
	Stocks and Equity Futures 97.8%		Stocks and Equity Futures 98.0%
	Bonds 0.0%		Bonds † 0.0%
	Convertible Securities 0.7%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 1.7%
* Foreign investments	14.5%	** Foreign investments	17.0%
† Amount represents less than 0.1%

Annual Report

Fidelity Series All-Sector Equity Fund

Investments January 31, 2010

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
CONSUMER DISCRETIONARY - 9.3%
Auto Components - 0.5%
BorgWarner, Inc.	232,500	$ 8,158,425
Johnson Controls, Inc.	934,000	25,993,220
TRW Automotive Holdings Corp. (a)	193,723	4,461,441
		38,613,086
Automobiles - 0.6%
Ford Motor Co. (a)	2,821,641	30,586,588
Harley-Davidson, Inc.	543,900	12,368,286
		42,954,874
Distributors - 0.1%
Li & Fung Ltd.	1,767,000	8,102,216
Diversified Consumer Services - 0.2%
Educomp Solutions Ltd.	1,278,157	19,520,818
Hotels, Restaurants & Leisure - 0.4%
Las Vegas Sands Corp. (a)(c)	447,400	6,934,700
Royal Caribbean Cruises Ltd. (a)	330,300	8,617,527
Starwood Hotels & Resorts Worldwide, Inc.	424,500	14,144,340
		29,696,567
Household Durables - 0.4%
Black & Decker Corp.	125,200	8,095,432
D.R. Horton, Inc.	226,700	2,672,793
M.D.C. Holdings, Inc.	239,420	8,044,512
Newell Rubbermaid, Inc.	702,300	9,530,211
		28,342,948
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (a)	199,678	25,041,618
Expedia, Inc. (a)	488,400	10,456,644
		35,498,262
Leisure Equipment & Products - 0.0%
Brunswick Corp.	303,597	3,257,596
Media - 3.2%
Central European Media Enterprises Ltd. Class A (a)(c)	245,300	6,993,503
Comcast Corp. Class A	1,835,465	29,055,411
DIRECTV (a)	816,300	24,774,705
Discovery Communications, Inc. (a)	240,296	7,127,179
DISH Network Corp. Class A	380,013	6,939,037
DreamWorks Animation SKG, Inc. Class A (a)	270,144	10,519,407
Interpublic Group of Companies, Inc. (a)	1,192,800	7,705,488
Liberty Global, Inc. Class A (a)(c)	339,100	8,606,358
McGraw-Hill Companies, Inc.	611,542	21,679,164
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
The Walt Disney Co.	2,173,500	$ 64,226,925
Time Warner Cable, Inc.	584,433	25,475,434
Viacom, Inc. Class B (non-vtg.) (a)	1,086,400	31,657,696
		244,760,307
Multiline Retail - 0.6%
Target Corp.	883,600	45,302,172
Specialty Retail - 2.6%
Best Buy Co., Inc.	932,258	34,167,256
Home Depot, Inc.	1,925,100	53,922,051
Inditex SA	175,252	11,031,097
Lowe's Companies, Inc.	1,923,400	41,641,610
Ross Stores, Inc.	188,200	8,644,026
Sally Beauty Holdings, Inc. (a)	918,000	7,656,120
Tiffany & Co., Inc.	192,800	7,829,608
TJX Companies, Inc.	632,100	24,026,121
Urban Outfitters, Inc. (a)	236,100	7,453,677
		196,371,566
Textiles, Apparel & Luxury Goods - 0.2%
LVMH Moet Hennessy - Louis Vuitton	64,385	7,014,815
Ports Design Ltd.	1,932,000	5,213,248
		12,228,063
TOTAL CONSUMER DISCRETIONARY		704,648,475
CONSUMER STAPLES - 11.4%
Beverages - 3.2%
Anheuser-Busch InBev SA NV	405,012	20,210,188
Coca-Cola Enterprises, Inc.	611,700	12,350,223
Coca-Cola FEMSA SAB de CV sponsored ADR	72,753	4,504,138
Coca-Cola Icecek AS	248,246	2,072,932
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	45,196	4,183,342
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,440,704	23,166,520
Diageo PLC sponsored ADR	138,980	9,338,066
Dr Pepper Snapple Group, Inc.	419,562	11,605,085
Embotelladora Andina SA sponsored ADR	214,900	4,272,212
Molson Coors Brewing Co. Class B	643,468	27,025,656
PepsiCo, Inc.	882,346	52,605,469
The Coca-Cola Co.	1,339,574	72,671,890
		244,005,721
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 2.9%
BJ's Wholesale Club, Inc. (a)	355,028	$ 11,996,396
CVS Caremark Corp.	1,774,680	57,446,392
Kroger Co.	765,619	16,407,215
Safeway, Inc.	1,287,585	28,906,283
Wal-Mart Stores, Inc.	859,913	45,945,152
Walgreen Co.	1,575,277	56,788,736
		217,490,174
Food Products - 1.1%
Archer Daniels Midland Co.	503,462	15,088,756
Ausnutria Dairy Hunan Co. Ltd. Class H	2,910,000	2,098,932
Bunge Ltd.	35,300	2,075,287
Dean Foods Co. (a)	590,296	10,406,918
Green Mountain Coffee Roasters, Inc. (a)	111,191	9,431,221
Nestle SA (Reg.)	549,520	26,046,969
Unilever NV (NY Shares)	557,517	17,048,870
Viterra, Inc. (a)	237,300	2,114,906
		84,311,859
Household Products - 2.3%
Colgate-Palmolive Co.	116,720	9,341,102
Energizer Holdings, Inc. (a)	229,300	12,726,150
Procter & Gamble Co.	2,501,488	153,966,586
		176,033,838
Personal Products - 0.4%
Avon Products, Inc.	1,047,297	31,565,532
Tobacco - 1.5%
Altria Group, Inc.	1,675,380	33,273,047
British American Tobacco PLC sponsored ADR	659,859	43,907,018
Philip Morris International, Inc.	638,484	29,057,407
Souza Cruz Industria Comerico	65,200	2,093,664
		108,331,136
TOTAL CONSUMER STAPLES		861,738,260
ENERGY - 10.7%
Energy Equipment & Services - 2.9%
Baker Hughes, Inc.	666,767	30,191,210
BJ Services Co.	342,900	7,087,743
Ensco International Ltd. ADR	373,800	14,589,414
Exterran Holdings, Inc. (a)	363,718	7,376,201
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Halliburton Co.	815,500	$ 23,820,755
Helmerich & Payne, Inc.	170,249	7,121,516
Nabors Industries Ltd. (a)	468,697	10,451,943
National Oilwell Varco, Inc.	322,799	13,202,479
Noble Corp.	121,700	4,906,944
Patterson-UTI Energy, Inc.	193,454	2,971,453
Pride International, Inc. (a)	658,757	19,499,207
Saipem SpA	404,894	13,108,365
Smith International, Inc.	669,336	20,294,268
Transocean Ltd. (a)	222,600	18,863,124
Weatherford International Ltd. (a)	1,730,600	27,135,808
		220,620,430
Oil, Gas & Consumable Fuels - 7.8%
Alpha Natural Resources, Inc. (a)	118,400	4,808,224
Anadarko Petroleum Corp.	326,466	20,822,001
Arch Coal, Inc.	656,225	13,826,661
Arena Resources, Inc. (a)	126,298	4,842,265
BG Group PLC	2,131,583	39,185,383
BP PLC	578,800	5,400,060
Cabot Oil & Gas Corp.	134,200	5,135,834
Canadian Natural Resources Ltd.	82,800	5,284,859
Chesapeake Energy Corp.	590,000	14,620,200
Chevron Corp.	1,359,073	98,016,345
China Shenhua Energy Co. Ltd. (H Shares)	786,000	3,381,320
Concho Resources, Inc. (a)	396,960	17,811,595
Denbury Resources, Inc. (a)	1,216,199	16,479,496
Energy Resources of Australia Ltd.	71,567	1,325,781
EXCO Resources, Inc.	226,335	3,969,916
Frontier Oil Corp.	786,979	9,805,758
InterOil Corp. (a)	72,100	4,261,831
Marathon Oil Corp.	709,250	21,142,743
Occidental Petroleum Corp.	432,276	33,864,502
Peabody Energy Corp.	97,600	4,110,912
Petrobank Energy & Resources Ltd. (a)	314,000	15,513,532
Petrohawk Energy Corp. (a)	1,178,359	26,312,756
Plains Exploration & Production Co. (a)	592,078	19,745,801
Range Resources Corp.	173,484	7,980,264
Royal Dutch Shell PLC Class B ADR	1,413,400	75,447,292
Southwestern Energy Co. (a)	606,409	26,002,818
Suncor Energy, Inc.	1,238,292	39,095,425
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Talisman Energy, Inc.	467,400	$ 7,732,447
Ultra Petroleum Corp. (a)	163,725	7,521,527
Whiting Petroleum Corp. (a)	184,486	12,279,388
Williams Companies, Inc.	59,800	1,246,232
XTO Energy, Inc.	493,400	21,990,838
		588,964,006
TOTAL ENERGY		809,584,436
FINANCIALS - 13.9%
Capital Markets - 2.1%
Ameriprise Financial, Inc.	529,409	20,244,600
Bank of New York Mellon Corp.	1,447,643	42,111,935
Broadpoint Gleacher Securities Group, Inc. (a)	912,182	3,694,337
Evercore Partners, Inc. Class A	78,900	2,356,743
GFI Group, Inc.	291,700	1,420,579
Invesco Ltd.	810,309	15,638,964
Janus Capital Group, Inc.	344,768	4,209,617
Morgan Stanley	2,410,101	64,542,505
Nomura Holdings, Inc.	896,500	6,702,117
		160,921,397
Commercial Banks - 3.7%
East West Bancorp, Inc. (a)(g)	277,022	4,096,324
Huntington Bancshares, Inc.	1,824,254	8,738,177
PNC Financial Services Group, Inc.	1,211,978	67,179,941
Standard Chartered PLC (United Kingdom)	237,550	5,471,489
Sumitomo Mitsui Financial Group, Inc.	878,400	28,559,919
Umpqua Holdings Corp.	389,200	4,810,512
Wells Fargo & Co.	5,720,130	162,623,296
		281,479,658
Consumer Finance - 0.4%
American Express Co.	437,341	16,470,262
Discover Financial Services	1,029,159	14,078,895
		30,549,157
Diversified Financial Services - 3.8%
Bank of America Corp.	417,400	6,336,132
Citigroup, Inc.	19,109,300	63,442,876
CME Group, Inc.	86,725	24,874,465
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
JPMorgan Chase & Co.	4,630,129	$ 180,297,223
NBH Holdings Corp. Class A (a)(d)	361,500	7,230,000
		282,180,696
Insurance - 2.7%
ACE Ltd.	225,350	11,102,995
Allstate Corp.	753,371	22,548,394
Berkshire Hathaway, Inc.:
Class A (a)	115	13,179,000
Class B (a)	694,278	53,063,668
Conseco, Inc. (a)	1,456,240	6,931,702
Genworth Financial, Inc. Class A (a)	652,162	9,025,922
MetLife, Inc.	1,157,373	40,878,414
Progressive Corp.	1,299,046	21,538,183
Protective Life Corp.	343,400	5,786,290
Sony Financial Holdings, Inc.	2,296	6,295,114
The First American Corp.	390,264	11,540,106
		201,889,788
Real Estate Investment Trusts - 0.6%
Digital Realty Trust, Inc. (c)	147,100	7,060,800
ProLogis Trust	1,941,474	24,462,572
SL Green Realty Corp.	139,533	6,347,356
Sunstone Hotel Investors, Inc.	492,000	4,226,280
U-Store-It Trust	839,179	5,807,119
		47,904,127
Real Estate Management & Development - 0.3%
BR Malls Participacoes SA (a)	701,700	7,627,498
Forestar Group, Inc. (a)	183,540	3,408,338
Indiabulls Real Estate Ltd. (a)	2,425,086	9,208,755
		20,244,591
Thrifts & Mortgage Finance - 0.3%
Ocwen Financial Corp. (a)	967,400	8,861,384
People's United Financial, Inc.	731,200	11,823,504
		20,684,888
TOTAL FINANCIALS		1,045,854,302
Common Stocks - continued
	Shares	Value
HEALTH CARE - 12.5%
Biotechnology - 1.4%
Acorda Therapeutics, Inc. (a)	109,896	$ 3,074,890
Amgen, Inc. (a)	433,913	25,375,232
Biogen Idec, Inc. (a)	594,979	31,974,171
BioMarin Pharmaceutical, Inc. (a)	270,378	5,253,445
Genzyme Corp. (a)	438,900	23,814,714
Gilead Sciences, Inc. (a)	287,767	13,890,513
Human Genome Sciences, Inc. (a)	173,842	4,601,598
		107,984,563
Health Care Equipment & Supplies - 2.0%
C. R. Bard, Inc.	149,300	12,375,477
CareFusion Corp. (a)	509,857	13,128,818
Covidien PLC	1,005,911	50,858,860
Edwards Lifesciences Corp. (a)	200,300	17,950,886
ev3, Inc. (a)	499,816	7,287,317
Fisher & Paykel Healthcare Corp.	309,289	735,516
Mako Surgical Corp. (a)	504,858	5,795,770
Nobel Biocare Holding AG (Switzerland)	141,390	4,158,641
Quidel Corp. (a)	566,779	7,526,825
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	626,000	2,289,865
Stryker Corp.	301,600	15,659,072
William Demant Holding AS (a)	133,949	10,453,379
		148,220,426
Health Care Providers & Services - 2.6%
CIGNA Corp.	682,636	23,052,618
Community Health Systems, Inc. (a)	304,873	9,944,957
Express Scripts, Inc. (a)	420,658	35,276,380
Health Net, Inc. (a)	603,673	14,645,107
Henry Schein, Inc. (a)	337,687	18,251,982
Medco Health Solutions, Inc. (a)	772,450	47,490,226
Sinopharm Group Co. Ltd. Class H	548,800	2,071,090
UnitedHealth Group, Inc.	1,306,302	43,107,966
		193,840,326
Life Sciences Tools & Services - 0.6%
Covance, Inc. (a)	96,900	5,630,859
Illumina, Inc. (a)	392,887	14,415,024
Life Technologies Corp. (a)	316,079	15,712,287
QIAGEN NV (a)	410,205	8,926,061
		44,684,231
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 5.9%
Abbott Laboratories	871,627	$ 46,143,933
Allergan, Inc.	702,357	40,385,528
Bayer AG	125,479	8,546,933
Johnson & Johnson	414,698	26,067,916
King Pharmaceuticals, Inc. (a)	874,319	10,500,571
Merck & Co., Inc.	3,316,678	126,630,766
Novo Nordisk AS Series B	152,427	10,312,503
Pfizer, Inc.	8,448,319	157,645,633
Sanofi-Aventis sponsored ADR	74,406	2,738,885
Shire PLC sponsored ADR	255,300	15,215,880
		444,188,548
TOTAL HEALTH CARE		938,918,094
INDUSTRIALS - 10.5%
Aerospace & Defense - 2.0%
Precision Castparts Corp.	162,500	17,103,125
Raytheon Co.	651,000	34,131,930
The Boeing Co.	474,400	28,748,640
United Technologies Corp.	995,431	67,171,684
		147,155,379
Air Freight & Logistics - 0.4%
FedEx Corp.	409,600	32,092,160
Airlines - 0.2%
Delta Air Lines, Inc. (a)	222,555	2,721,848
Southwest Airlines Co.	1,220,660	13,830,078
		16,551,926
Building Products - 0.3%
Armstrong World Industries, Inc. (a)	149,200	5,435,356
Masco Corp.	845,800	11,469,048
Owens Corning (a)	277,100	7,129,783
		24,034,187
Construction & Engineering - 0.3%
Jacobs Engineering Group, Inc. (a)	88,718	3,352,653
Quanta Services, Inc. (a)	838,900	15,284,758
		18,637,411
Electrical Equipment - 0.7%
Cooper Industries PLC Class A	482,905	20,716,625
Regal-Beloit Corp.	359,024	17,017,738
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - continued
Renewable Energy Corp. AS (a)(c)	692,124	$ 4,013,560
Saft Groupe SA	148,784	6,379,913
SunPower Corp. Class B (a)	288,018	5,348,494
		53,476,330
Industrial Conglomerates - 2.1%
Carlisle Companies, Inc.	184,020	6,168,350
General Electric Co.	7,129,955	114,649,676
Textron, Inc.	1,061,895	20,738,809
Tyco International Ltd.	518,400	18,366,912
		159,923,747
Machinery - 3.0%
Caterpillar, Inc.	455,100	23,774,424
Cummins, Inc.	783,800	35,396,408
Danaher Corp.	617,700	44,072,895
Deere & Co.	675,100	33,721,245
Dover Corp.	210,400	9,021,952
Eaton Corp.	543,400	33,277,816
Ingersoll-Rand Co. Ltd.	479,000	15,548,340
Navistar International Corp. (a)	342,686	12,675,955
Timken Co.	137,700	3,085,857
Toro Co.	213,754	8,325,718
Vallourec SA	34,724	5,972,442
		224,873,052
Professional Services - 0.2%
Manpower, Inc.	212,400	11,000,196
Monster Worldwide, Inc. (a)	394,769	6,154,449
		17,154,645
Road & Rail - 1.1%
CSX Corp.	712,200	30,524,892
Hertz Global Holdings, Inc. (a)	747,593	7,745,063
Union Pacific Corp.	794,600	48,073,300
		86,343,255
Trading Companies & Distributors - 0.2%
W.W. Grainger, Inc.	134,099	13,313,349
TOTAL INDUSTRIALS		793,555,441
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 18.2%
Communications Equipment - 0.6%
Aruba Networks, Inc. (a)	418,388	$ 4,347,051
Ciena Corp. (a)(c)	947,503	12,080,663
CommScope, Inc. (a)	76,516	2,082,000
Juniper Networks, Inc. (a)	508,191	12,618,383
Sycamore Networks, Inc.	676,099	13,109,560
ZTE Corp. (H Shares)	160,040	939,963
		45,177,620
Computers & Peripherals - 1.7%
Apple, Inc. (a)	255,441	49,075,325
Hewlett-Packard Co.	126,900	5,973,183
Lexmark International, Inc. Class A (a)	486,824	12,555,191
SanDisk Corp. (a)	2,464,816	62,655,623
		130,259,322
Electronic Equipment & Components - 0.7%
Agilent Technologies, Inc.	794,802	22,278,300
BYD Co. Ltd. (H Shares) (a)	652,000	4,778,341
Corning, Inc.	316,091	5,714,925
Tyco Electronics Ltd.	638,236	15,879,312
		48,650,878
Internet Software & Services - 1.9%
eBay, Inc. (a)	2,293,057	52,786,172
Google, Inc. Class A (a)	113,602	60,143,171
WebMD Health Corp. (a)(c)	844,984	32,937,476
		145,866,819
IT Services - 0.2%
Paychex, Inc.	301,100	8,728,889
RightNow Technologies, Inc. (a)	213,570	3,414,984
		12,143,873
Semiconductors & Semiconductor Equipment - 9.7%
Analog Devices, Inc.	1,279,350	34,491,276
Applied Materials, Inc.	7,161,509	87,227,180
Applied Micro Circuits Corp. (a)	101,000	740,330
ASML Holding NV (NY Shares)	3,083,599	96,362,469
ATMI, Inc. (a)	789,137	13,241,719
Avago Technologies Ltd.	618,794	10,754,640
Brooks Automation, Inc. (a)	1,290,331	10,761,361
Cymer, Inc. (a)	371,906	11,666,691
Entegris, Inc. (a)	1,725,098	6,279,357
Inotera Memories, Inc. (a)	21,678,000	15,632,032
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Inotera Memories, Inc. rights 2/3/10 (a)	2,790,470	$ 48,014
Intel Corp.	3,396,629	65,894,603
KLA-Tencor Corp.	1,653,601	46,631,548
Kulicke & Soffa Industries, Inc. (a)	914,180	4,214,370
Lam Research Corp. (a)	1,337,299	44,144,240
Marvell Technology Group Ltd. (a)	2,876,550	50,138,267
MediaTek, Inc.	15,000	244,017
Micron Technology, Inc. (a)	10,341,015	90,173,651
NVIDIA Corp. (a)	991,095	15,252,952
Photronics, Inc. (a)	613,685	2,362,687
Realtek Semiconductor Corp.	1,853,000	5,089,736
Samsung Electronics Co. Ltd.	117,420	79,435,030
Taiwan Semiconductor Manufacturing Co. Ltd.	8,132,000	15,645,800
Teradyne, Inc. (a)	945,800	8,833,772
Varian Semiconductor Equipment Associates, Inc. (a)	574,302	16,844,278
		732,110,020
Software - 3.4%
BMC Software, Inc. (a)	198,850	7,683,564
Citrix Systems, Inc. (a)	248,900	10,341,795
Microsoft Corp.	8,113,104	228,627,271
Oracle Corp.	401,384	9,255,915
		255,908,545
TOTAL INFORMATION TECHNOLOGY		1,370,117,077
MATERIALS - 3.4%
Chemicals - 2.0%
Air Products & Chemicals, Inc.	238,100	18,086,076
Airgas, Inc.	239,700	10,129,722
Albemarle Corp.	412,400	14,730,928
Dow Chemical Co.	1,374,382	37,232,008
Monsanto Co.	436,665	33,134,140
Praxair, Inc.	152,000	11,448,640
Solutia, Inc. (a)	550,000	7,562,500
The Mosaic Co.	173,119	9,263,598
Wacker Chemie AG	42,724	5,587,904
		147,175,516
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Construction Materials - 0.1%
HeidelbergCement AG	58,739	$ 3,539,619
Martin Marietta Materials, Inc.	16,500	1,306,470
		4,846,089
Containers & Packaging - 0.3%
Ball Corp.	94,500	4,799,655
Owens-Illinois, Inc. (a)	352,938	9,606,972
Rexam PLC	1,090,100	5,190,128
Temple-Inland, Inc.	186,561	3,240,565
		22,837,320
Metals & Mining - 0.9%
Allegheny Technologies, Inc.	109,700	4,481,245
AngloGold Ashanti Ltd. sponsored ADR	637,600	22,755,944
Commercial Metals Co.	94,391	1,296,932
Freeport-McMoRan Copper & Gold, Inc.	310,000	20,673,900
Globe Specialty Metals, Inc.	645,208	5,993,982
Ivanhoe Mines Ltd. (a)	244,800	3,429,444
Nucor Corp.	222,600	9,082,080
		67,713,527
Paper & Forest Products - 0.1%
Weyerhaeuser Co.	275,500	10,992,450
TOTAL MATERIALS		253,564,902
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 1.8%
CenturyTel, Inc.	687,497	23,381,773
Clearwire Corp.:
rights 6/21/10 (a)	1,812,800	815,760
Class A (a)	1,812,800	11,765,072
Qwest Communications International, Inc.	11,865,132	49,952,206
Verizon Communications, Inc.	1,832,221	53,903,942
		139,818,753
Wireless Telecommunication Services - 1.4%
America Movil SAB de CV Series L sponsored ADR	330,400	14,421,960
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
American Tower Corp. Class A (a)	1,382,901	$ 58,704,147
NII Holdings, Inc. (a)	942,839	30,868,549
		103,994,656
TOTAL TELECOMMUNICATION SERVICES		243,813,409
UTILITIES - 3.6%
Electric Utilities - 1.8%
American Electric Power Co., Inc.	1,410,900	48,887,685
Entergy Corp.	498,756	38,060,070
FirstEnergy Corp.	832,781	36,325,907
FPL Group, Inc.	314,100	15,315,516
		138,589,178
Independent Power Producers & Energy Traders - 0.4%
AES Corp.	506,100	6,392,043
Constellation Energy Group, Inc.	804,902	25,982,237
		32,374,280
Multi-Utilities - 1.4%
CenterPoint Energy, Inc.	2,363,373	32,969,053
CMS Energy Corp.	989,344	15,008,348
PG&E Corp.	924,934	39,069,212
TECO Energy, Inc.	1,051,894	16,377,990
		103,424,603
TOTAL UTILITIES		274,388,061
TOTAL COMMON STOCKS (Cost $6,240,984,804)		7,296,182,457
Preferred Stocks - 0.7%

Convertible Preferred Stocks - 0.7%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SandRidge Energy, Inc. 8.50% (a)	10,200	1,290,198
FINANCIALS - 0.7%
Commercial Banks - 0.1%
East West Bancorp, Inc. Series C (a)(g)	4,783	7,649,837
Preferred Stocks - continued
	Shares	Value
Convertible Preferred Stocks - continued
FINANCIALS - continued
Diversified Financial Services - 0.6%
Bank of America Corp.	2,619,800	$ 39,558,980
TOTAL FINANCIALS		47,208,817
TOTAL CONVERTIBLE PREFERRED STOCKS		48,499,015
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Porsche Automobil Holding SE	54,400	3,078,930
TOTAL PREFERRED STOCKS (Cost $48,811,747)		51,577,945
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.06% 2/11/10 to 4/8/10 (e) (Cost $7,749,770)	$ 7,750,000	7,749,789
Money Market Funds - 3.3%
	Shares
Fidelity Cash Central Fund, 0.17% (f)	215,402,885	215,402,885
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(f)	35,306,483	35,306,483
TOTAL MONEY MARKET FUNDS (Cost $250,709,368)		250,709,368
Cash Equivalents - 0.0%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.1%, dated 1/29/10 due 2/1/10 (Collateralized by U.S. Treasury Obligations) # (Cost $40,000)	$ 40,000	$ 40,000
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $6,548,295,689)		7,606,259,559
NET OTHER ASSETS - (0.8)%		(62,789,319)
NET ASSETS - 100%		7,543,470,240
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
1,609 CME E-mini S&P 500 Index Contracts	March 2010	$ 86,113,680	$ (3,273,468)

The face value of futures purchased as a percentage of net assets - 1.1%
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,230,000 or 0.1% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $7,749,789.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,746,161 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
East West Bancorp, Inc.	11/6/09	$ 2,504,279
East West Bancorp, Inc. Series C	11/6/09	$ 4,783,000
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$40,000 due 2/01/10 at 0.10%
BNP Paribas Securities Corp.	$ 5,929
Banc of America Securities LLC	4,344
Bank of America, NA	2,792
Barclays Capital, Inc.	5,849
Citigroup Global Markets, Inc.	4,344
Credit Suisse Securities (USA) LLC	8,054
ING Financial Markets LLC	2,896
J.P. Morgan Securities, Inc.	2,896
Mizuho Securities USA, Inc.	2,896
$ 40,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 729,104
Fidelity Securities Lending Cash Central Fund	570,430
Total	$ 1,299,534
Other Information

The following is a summary of the inputs used, as of January 31, 2010, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 707,727,405	$ 686,602,563	$ 21,124,842	$ -
Consumer Staples	861,738,260	815,481,103	46,257,157	-
Energy	810,874,634	751,890,628	58,984,006	-
Financials	1,093,063,119	1,061,913,352	23,919,767	7,230,000
Health Care	938,918,094	905,446,638	33,471,456	-
Industrials	793,555,441	777,189,526	16,365,915	-
Information Technology	1,370,117,077	1,370,069,063	48,014	-
Materials	253,564,902	239,247,251	14,317,651	-
Telecommunication Services	243,813,409	243,813,409	-	-
Utilities	274,388,061	274,388,061	-	-
U.S. Government and Government Agency Obligations	7,749,789	-	7,749,789	-
Money Market Funds	250,709,368	250,709,368	-	-
Cash Equivalents	40,000	-	40,000	-
Total Investments in Securities:	$ 7,606,259,559	$ 7,376,750,962	$ 222,278,597	$ 7,230,000
Derivative Instruments:
Liabilities
Futures Contracts	$ (3,273,468)	$ (3,273,468)	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	7,230,000
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 7,230,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2010	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of January 31, 2010. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (3,273,468)
Total Value of Derivatives	$ -	$ (3,273,468)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.5%
United Kingdom	2.7%
Switzerland	1.7%
Netherlands	1.6%
Ireland	1.2%
Canada	1.1%
Bermuda	1.1%
Korea (South)	1.0%
Others (individually less than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2010

Assets
Investment in securities, at value (including securities loaned of $34,033,354 and repurchase agreements of $40,000) - See accompanying schedule: Unaffiliated issuers (cost $6,297,586,321)	$ 7,355,550,191
Fidelity Central Funds (cost $250,709,368)	250,709,368
Total Investments (cost $6,548,295,689)		$ 7,606,259,559
Cash		25,002
Receivable for investments sold		130,797,615
Receivable for fund shares sold		12,631,204
Dividends receivable		5,848,310
Distributions receivable from Fidelity Central Funds		36,562
Prepaid expenses		27,103
Other receivables		453,142
Total assets		7,756,078,497

Liabilities
Payable for investments purchased	$ 169,636,674
Payable for fund shares redeemed	854,216
Accrued management fee	4,244,144
Payable for daily variation on futures contracts	707,959
Other affiliated payables	1,560,903
Other payables and accrued expenses	297,878
Collateral on securities loaned, at value	35,306,483
Total liabilities		212,608,257

Net Assets		$ 7,543,470,240
Net Assets consist of:
Paid in capital		$ 6,259,356,707
Undistributed net investment income		556,873
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		228,845,062
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,054,711,598
Net Assets		$ 7,543,470,240

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2010

Series All-Sector Equity: Net Asset Value, offering price and redemption price per share ($7,142,899,437 ÷ 631,139,560 shares)	$ 11.32

Class F: Net Asset Value, offering price and redemption price per share ($400,570,803 ÷ 35,392,955 shares)	$ 11.32

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2010

Investment Income
Dividends		$ 105,172,582
Interest		177,390
Income from Fidelity Central Funds		1,299,534
Total income		106,649,506

Expenses
Management fee Basic fee	$ 34,087,389
Performance adjustment	1,971,439
Transfer agent fees	16,270,508
Accounting and security lending fees	1,277,551
Custodian fees and expenses	470,229
Independent trustees' compensation	37,431
Registration fees	84,296
Audit	80,718
Legal	19,502
Miscellaneous	69,175
Total expenses before reductions	54,368,238
Expense reductions	(1,079,589)	53,288,649
Net investment income (loss)		53,360,857
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $432,954)	722,679,549
Foreign currency transactions	(1,063,214)
Futures contracts	12,477,936
Capital gain distributions from Fidelity Central Funds	3,474
Total net realized gain (loss)		734,097,745
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $47,915)	1,173,639,687
Assets and liabilities in foreign currencies	25,597
Futures contracts	(3,185,426)
Total change in net unrealized appreciation (depreciation)		1,170,479,858
Net gain (loss)		1,904,577,603
Net increase (decrease) in net assets resulting from operations		$ 1,957,938,460

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2010	For the period October 17, 2008 (commencement of operations) to January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 53,360,857	$ 9,187,851
Net realized gain (loss)	734,097,745	(271,497,938)
Change in net unrealized appreciation (depreciation)	1,170,479,858	(115,768,260)
Net increase (decrease) in net assets resulting from operations	1,957,938,460	(378,078,347)
Distributions to shareholders from net investment income	(52,788,152)	(9,432,008)
Distributions to shareholders from net realized gain	(222,836,428)	-
Total distributions	(275,624,580)	(9,432,008)
Share transactions - net increase (decrease)	2,804,422,883	3,444,243,832
Total increase (decrease) in net assets	4,486,736,763	3,056,733,477

Net Assets
Beginning of period	3,056,733,477	-
End of period (including undistributed net investment income of $556,873 and undistributed net investment income of $1,085, respectively)	$ 7,543,470,240	$ 3,056,733,477

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series All-Sector Equity

Years ended January 31,

2010

2009 G

Selected Per-Share Data
Net asset value, beginning of period	$ 8.48	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.09	.03
Net realized and unrealized gain (loss)	3.18	(1.52)
Total from investment operations	3.27	(1.49)
Distributions from net investment income	(.08)	(.03)
Distributions from net realized gain	(.35)	-
Total distributions	(.43)	(.03)
Net asset value, end of period	$ 11.32	$ 8.48
Total Return B, C	38.51%	(14.91)%
Ratios to Average Net Assets E, H
Expenses before reductions	.90%	.95% A
Expenses net of fee waivers, if any	.90%	.95% A
Expenses net of all reductions	.88%	.95% A
Net investment income (loss)	.88%	1.17% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,142,899	$ 3,056,733
Portfolio turnover rate F	144%	98%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 17, 2008 (commencement of operations) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended January 31,

2010 G

Selected Per-Share Data
Net asset value, beginning of period	$ 9.84
Income from Investment Operations
Net investment income (loss) D	.04
Net realized and unrealized gain (loss)	1.89
Total from investment operations	1.93
Distributions from net investment income	(.10)
Distributions from net realized gain	(.35)
Total distributions	(.45)
Net asset value, end of period	$ 11.32
Total Return B, C	19.49%
Ratios to Average Net Assets E, H
Expenses before reductions	.63% A
Expenses net of fee waivers, if any	.63% A
Expenses net of all reductions	.61% A
Net investment income (loss)	.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 400,571
Portfolio turnover rate F	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2010

1. Organization.

Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund (the Funds) are funds of Fidelity Devonshire Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. In January 2009, the Board of Trustees of the Funds approved the creation of an additional class of shares. Each Fund commenced sale of Class F shares and the existing classes were designated Series Large Cap Value and Series All-Sector Equity, respectively, on June 26, 2009. Fidelity Series Large Cap Value Fund offers Series Large Cap Value shares and Class F shares, each of which has equal rights as to assets and voting privileges. Fidelity Series All-Sector Equity Fund offers Series All-Sector Equity shares and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred and certain class-level expense reductions.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

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3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise,

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2010, each Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Series All-Sector Equity Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. Fidelity All-Sector Equity Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets and Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series Large Cap Value Fund	$ 6,789,034,020	$ 1,312,170,262	$ (179,778,815)	$ 1,132,391,447
Fidelity Series All-Sector Equity Fund	6,593,626,430	1,172,197,414	(159,564,285)	1,012,633,129

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation)
Fidelity Series Large Cap Value Fund	$ 134,436,698	$ -	$ 1,132,389,233
Fidelity Series All-Sector Equity Fund	187,014,405	84,444,804	1,012,622,365

The tax character of distributions paid was as follows:

January 31, 2010	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Large Cap Value Fund	$ 340,621,852	$ -	$ 340,621,852
Fidelity Series All-Sector Equity Fund	256,602,927	19,021,653	275,624,580
January 31, 2009	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Large Cap Value Fund	$ 5,971,115	$ -	$ 5,971,115
Fidelity Series All-Sector Equity Fund	9,432,008	-	9,432,008

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Funds use derivative instruments ("derivatives"), including futures contracts, in order to meet their investment objectives. The Funds' strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

While utilizing derivatives in pursuit of their investment objectives, the Funds are exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Funds:

Futures Contracts. Certain Funds use futures contracts to manage their exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures

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Notes to Financial Statements - continued

5. Investments in Derivative Instruments - continued

Futures Contracts - continued

tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may exceed any futures variation margin reflected in each applicable Funds' Statement of Assets and Liabilities and may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Funds since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in each applicable Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations. The total underlying face amount of all open futures contracts at period end is indicative of the volume of this derivative type.

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Funds' value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Funds' Schedule of Investments. The table below reflects the Funds' realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Fidelity Series All-Sector Equity Fund
Equity Risk
Futures Contracts	$ 12,477,936	$ (3,185,426)
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)(b)	$ 12,477,936	$ (3,185,426)

(a) Derivatives realized gain (loss) is included in the Statement of Operations.

(b) Derivatives change in unrealized gain (loss) is included in the Statement of Operations.

Annual Report

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Large Cap Value Fund	12,285,204,208	8,239,027,011
Fidelity Series All-Sector Equity Fund	10,890,041,580	8,352,129,495

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum ± .20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Funds, Series Large Cap Value and Series All-Sector Equity, as compared to an appropriate benchmark index. Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Funds' performance adjustment took effect in October, 2009. Subsequent months will be added until the performance period includes 36 months. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Fidelity Series Large Cap Value Fund	.30%	.26%	.55%
Fidelity Series All-Sector Equity Fund	.30%	.26%	.59%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of

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Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class to FIIOC were as follows:

	Amount	% of Average Net Assets
Series Large Cap Value	$ 16,785,929.27
Series All-Sector Equity	16,270,508.27

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Large Cap Value Fund	$ 212,904
Fidelity Series All-Sector Equity Fund	145,358

Exchange-In-Kind. On April 3, 2009, certain investment companies managed by FMR or its affiliates purchased shares of the Fidelity Series Large Cap Value Fund by transferring cash and securities with a value, including interest of $1,880,935,038 for 210,631,023 shares (each then valued at $8.93 per share) of the Fund. This is considered a non-taxable exchange for federal income tax purposes, with no gain or loss recognized by the Fund or its shareholders.

8. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Fidelity Series Large Cap Value Fund	$ 24,356
Fidelity Series All-Sector Equity Fund	25,452

During the period, there were no borrowings on this line of credit.

Annual Report

9. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to:

Fidelity Series Large Cap Value Fund	$ 264,570
Fidelity Series All-Sector Equity Fund	$ 570,430

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of certain expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction

Fidelity Series Large Cap Value Fund	$ 489,332	$ 161
Fidelity Series All-Sector Equity Fund	1,079,352	237

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2010 C	2009
Fidelity Series Large Cap Value Fund
From net investment income
Series Large Cap Value A	$ 73,288,434	$ 5,971,115
Class F	1,564,067	-
Total	$ 74,852,501	$ 5,971,115
From net realized gain
Series Large Cap Value	$ 261,300,589	$ -
Class F	4,468,762	-
Total	$ 265,769,351	$ -

Fidelity Series All-Sector Equity Fund
From net investment income
Series All-Sector Equity B	$ 51,732,502	$ 9,432,008
Class F	1,055,650	-
Total	$ 52,788,152	$ 9,432,008
From net realized gain
Series All-Sector Equity	$ 219,066,251	$ -
Class F	3,770,177	-
Total	$ 222,836,428	$ -

A For the period October 24, 2008 (commencement of operations) to January 31, 2009.

B For the period October 17, 2008 (commencement of operations) to January 31, 2009.

C Distributions for Class F are for the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2010 B	2009 A	2010 B	2009 A
Fidelity Series Large Cap Value Fund
Series Large Cap Value
Shares sold	488,851,765	225,313,228	$ 4,419,609,757	$ 2,201,216,618
Reinvestment of distributions	30,331,893	604,976	334,589,023	5,971,115
Shares redeemed	(76,623,799)	(17,981)	(873,903,882)	(174,594)
Net increase (decrease)	442,559,859	225,900,223	$ 3,880,294,898	$ 2,207,013,139
Class F
Shares sold	40,893,727	-	$ 471,198,977	$ -
Reinvestment of distributions	531,995	-	6,032,829	-
Shares redeemed	(977,156)	-	(11,352,182)	-
Net increase (decrease)	40,448,566	-	$ 465,879,624	$ -

A For the period October 24, 2008 (commencement of operations) to January 31, 2009.

B Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

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Notes to Financial Statements - continued

12. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended January 31,	2010 A	2009 B	2010 A	2009 B
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity
Shares sold	308,105,922	359,942,555	$ 2,828,762,888	$ 3,439,421,825
Reinvestment of distributions	23,381,311	1,075,485	270,798,753	9,432,008
Shares redeemed	(60,850,629)	(515,084)	(711,008,425)	(4,610,001)
Net increase (decrease)	270,636,604	360,502,956	$ 2,388,553,216	$ 3,444,243,832
Class F
Shares sold	35,440,494	-	$ 416,551,627	$ -
Reinvestment of distributions	416,379	-	4,825,827	-
Shares redeemed	(463,918)	-	(5,507,787)	-
Net increase (decrease)	35,392,955	-	$ 415,869,667	$ -

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

B For the period October 17, 2008 (commencement of operations) to January 31, 2009.

13. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were owners of record of more than 10% of the outstanding shares of the following funds:

Affiliated %
Fidelity Series Large Cap Value Fund	100%
Fidelity Series All-Sector Equity Fund	100%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Funds (the Funds), funds of Fidelity Devonshire Trust, including the schedules of investments, as of January 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods presented, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Series Large Cap Value and Fidelity Series All-Sector Equity as of January 31, 2010, and the results of their operations for the year then ended, the changes in their net assets for the periods presented, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 11, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities, and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Large Cap Value Fund and Fidelity All-Sector Equity Fund or 1-800-835-5092 for Class F of each fund.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1985

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Fidelity Series Large Cap Value Fund	Pay Date	Record Date	Dividends	Capital Gains
Series Large Cap Value	03/08/10	03/05/10	$0.004	$0.186
Class F	03/08/10	03/05/10	$0.006	$0.186
Fidelity Series All-Sector Equity Fund	Pay Date	Record Date	Dividends	Capital Gains
Series All-Sector Equity	03/08/10	03/05/10	$0.000	$0.400
Class F	03/08/10	03/05/10	$0.002	$0.400

The funds hereby designate as a capital gain dividend the amounts noted below for the taxable year ended January 2010, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series Large Cap Value Fund	$ 844,206
Fidelity Series All-Sector Equity Fund	$ 103,466,456

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fidelity Series Large Cap Value Fund	March	December
Series Large Cap Value	16%	32%
Class F	0%	31%
Fidelity Series All-Sector Equity Fund	March	December
Series All-Sector Equity	63%	31%
Class F	0%	30%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Series Large Cap Value Fund	March	December
Series Large Cap Value	8%	36%
Class F	0%	35%
Fidelity Series All-Sector Equity Fund	March	December
Series All-Sector Equity	65%	35%
Class F	0%	34%

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY
Series Large Cap Value Fund

The Northern Trust Company

Chicago, IL
Series All-Sector Equity Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

DLF-ANN-0310
1.873097.101

Fidelity®
Telecom and Utilities
Fund

Annual Report

January 31, 2010

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The turnaround in global capital markets that marked most of 2009 stalled in early 2010, as investors considered the risks to a sustained recovery, including increased political uncertainty, high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity® Telecom and Utilities Fund	11.05%	2.38%	-2.41%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Telecom and Utilities Fund on January 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Coming off one of its most dramatic turnarounds ever in 2009, the U.S. stock market gave back some gains as 2010 began. The rally that started in March of last year and continued through December was dampened a bit in January, when equities experienced some volatility. As the 12-month period began, U.S. stocks were sustaining significant declines amid fallout from the global financial crisis. However, in early March, companies hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement as both sharp cost cutting and unprecedented government intervention began to take hold. As profits improved, investors' appetite for equities returned. From March 9 through the end of '09, a roughly 65% rise in the S&P 500® Index wiped out the period's earlier losses. The slow start to 2010 did not prevent the major indexes from registering robust gains for the year ending January 31, 2010, as the S&P 500® advanced 33.14% and the Nasdaq Composite® Index rose 46.89%. Also during the period, the Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 35.29%. On the capitalization and style spectrums, mid-cap stocks bested small-caps and large-caps, while growth-oriented equities outperformed value stocks.

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Telecom and Utilities Fund: For the 12 months ending January 31, 2010, the fund returned 11.05%, outperforming the Russell 3000® Utilities Index. Relative to the index, the fund benefited from strong security selection within wireless telecommunications services and multi-utilities, although overweighting the former group during the summer of 2009 - when it sharply underperformed - detracted. Overweighting cable and satellite also helped, even though stock selection in this group hampered performance. Other negatives included unfavorable security selection within integrated telecommunication services and underweighting the outperforming gas utilities group. Contributors to performance included electric utility American Electric Power, based in Columbus, Ohio; satellite TV provider DIRECTV (not part of the benchmark); Maryland-based power producer Constellation Energy Group; an out-of-benchmark position in American Tower, which owns and operates wireless telecom towers; and multi-utility CenterPoint Energy, with operations in Houston. Among the detractors were major index constituent Verizon Communications and untimely ownership of three electric utilities that were not held at period end: Pepco Holdings, located in Washington, D.C.; Duke Energy, which operates in North Carolina; and Virginia-based Dominion Resources.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2009 to January 31, 2010).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2009	Ending Account Value January 31, 2010	Expenses Paid During Period* August 1, 2009 to January 31, 2010
Actual	.57%	$ 1,000.00	$ 1,046.70	$ 2.94
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,022.33	$ 2.91

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
American Electric Power Co., Inc.	9.7	8.2
Qwest Communications International, Inc.	6.9	1.3
FirstEnergy Corp.	6.2	6.8
Entergy Corp.	6.0	4.2
NII Holdings, Inc.	5.5	1.4
FPL Group, Inc.	5.3	4.4
PG&E Corp.	5.1	3.1
Verizon Communications, Inc.	5.1	22.0
Constellation Energy Group, Inc.	4.9	4.0
CenterPoint Energy, Inc.	4.8	3.1
	59.5
Top Five Industries as of January 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Electric Utilities	36.7	30.2
Multi-Utilities	19.0	13.1
Diversified Telecommunication Services	14.6	26.0
Wireless Telecommunication Services	12.7	10.5
Independent Power Producers & Energy Traders	8.9	9.9
Asset Allocation (% of fund's net assets)
As of January 31, 2010*		As of July 31, 2009**
	Stocks 99.1%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 0.9%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	3.1%	** Foreign investments	0.9%

Annual Report

Investments January 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 2.7%
Media - 2.7%
DIRECTV (a)	626,400	$ 19,011
ENERGY - 2.1%
Oil, Gas & Consumable Fuels - 2.1%
Southern Union Co.	667,500	14,712
TELECOMMUNICATION SERVICES - 27.3%
Diversified Telecommunication Services - 14.6%
Cogent Communications Group, Inc. (a)	1,050,600	11,473
Level 3 Communications, Inc. (a)	5,196,100	7,223
Qwest Communications International, Inc.	11,518,200	48,492
Verizon Communications, Inc.	1,209,900	35,595
		102,783
Wireless Telecommunication Services - 12.7%
America Movil SAB de CV Series L sponsored ADR	503,800	21,991
American Tower Corp. Class A (a)	679,604	28,849
NII Holdings, Inc. (a)	1,195,400	39,137
		89,977
TOTAL TELECOMMUNICATION SERVICES		192,760
UTILITIES - 67.0%
Electric Utilities - 36.7%
American Electric Power Co., Inc.	1,972,200	68,337
Entergy Corp.	558,223	42,598
FirstEnergy Corp.	1,002,800	43,742
FPL Group, Inc.	768,945	37,494
Hawaiian Electric Industries, Inc. (c)	638,700	12,633
ITC Holdings Corp.	338,200	18,168
NV Energy, Inc.	2,810,600	32,378
Pinnacle West Capital Corp.	100,900	3,614
		258,964
Gas Utilities - 2.4%
ONEOK, Inc.	100	4
Questar Corp.	173,100	7,180
UGI Corp.	395,200	9,686
		16,870
Independent Power Producers & Energy Traders - 8.9%
AES Corp.	831,800	10,506
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
Calpine Corp. (a)	1,642,343	$ 17,984
Constellation Energy Group, Inc.	1,075,969	34,732
		63,222
Multi-Utilities - 19.0%
Alliant Energy Corp.	248,700	7,759
CenterPoint Energy, Inc.	2,431,997	33,926
CMS Energy Corp.	1,895,437	28,754
PG&E Corp.	848,600	35,845
TECO Energy, Inc.	1,183,500	18,427
Wisconsin Energy Corp.	118,400	5,794
Xcel Energy, Inc.	156,100	3,244
		133,749
TOTAL UTILITIES		472,805
TOTAL COMMON STOCKS (Cost $674,944)		699,288
Money Market Funds - 1.3%
Fidelity Cash Central Fund, 0.17% (d)	1,056,701	1,057
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(d)	8,017,550	8,018
TOTAL MONEY MARKET FUNDS (Cost $9,075)		9,075
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $684,019)		708,363
NET OTHER ASSETS - (0.4)%		(3,093)
NET ASSETS - 100%		$ 705,270
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amount in thousands)
Fidelity Cash Central Fund	$ 35
Fidelity Securities Lending Cash Central Fund	71
Total	$ 106
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At January 31, 2010, the fund had a capital loss carryforward of approximately $544,323,000 of which $190,886,000, $11,065,000, $132,542,000 and $209,830,000 will expire on January 31, 2011, 2012, 2017 and 2018, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2010
Assets
Investment in securities, at value (including securities loaned of $7,736) - See accompanying schedule: Unaffiliated issuers (cost $674,944)	$ 699,288
Fidelity Central Funds (cost $9,075)	9,075
Total Investments (cost $684,019)		$ 708,363
Receivable for investments sold		26,545
Receivable for fund shares sold		375
Dividends receivable		975
Distributions receivable from Fidelity Central Funds		4
Prepaid expenses		3
Other receivables		86
Total assets		736,351

Liabilities
Payable for investments purchased	$ 21,716
Payable for fund shares redeemed	901
Accrued management fee	199
Other affiliated payables	176
Other payables and accrued expenses	71
Collateral on securities loaned, at value	8,018
Total liabilities		31,081

Net Assets		$ 705,270
Net Assets consist of:
Paid in capital		$ 1,237,668
Undistributed net investment income		402
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(557,162)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,362
Net Assets, for 52,920 shares outstanding		$ 705,270
Net Asset Value, offering price and redemption price per share ($705,270 ÷ 52,920 shares)		$ 13.33

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended January 31, 2010
Investment Income
Dividends		$ 25,614
Interest		87
Income from Fidelity Central Funds		106
Total income		25,807

Expenses
Management fee Basic fee	$ 3,288
Performance adjustment	(1,579)
Transfer agent fees	2,007
Accounting and security lending fees	280
Custodian fees and expenses	22
Independent trustees' compensation	5
Registration fees	29
Audit	57
Legal	9
Miscellaneous	18
Total expenses before reductions	4,136
Expense reductions	(130)	4,006
Net investment income (loss)		21,801
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(172,350)
Foreign currency transactions	97
Capital gain distributions from Fidelity Central Funds	2
Total net realized gain (loss)		(172,251)
Change in net unrealized appreciation (depreciation) on: Investment securities	223,006
Assets and liabilities in foreign currencies	18
Total change in net unrealized appreciation (depreciation)		223,024
Net gain (loss)		50,773
Net increase (decrease) in net assets resulting from operations		$ 72,574

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2010	Year ended January 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 21,801	$ 26,844
Net realized gain (loss)	(172,251)	(153,260)
Change in net unrealized appreciation (depreciation)	223,024	(242,314)
Net increase (decrease) in net assets resulting from operations	72,574	(368,730)
Distributions to shareholders from net investment income	(24,397)	(25,624)
Share transactions Proceeds from sales of shares	65,438	144,603
Reinvestment of distributions	22,111	23,196
Cost of shares redeemed	(173,577)	(262,839)
Net increase (decrease) in net assets resulting from share transactions	(86,028)	(95,040)
Total increase (decrease) in net assets	(37,851)	(489,394)

Net Assets
Beginning of period	743,121	1,232,515
End of period (including undistributed net investment income of $402 and undistributed net investment income of $2,998, respectively)	$ 705,270	$ 743,121
Other Information Shares
Sold	5,053	9,693
Issued in reinvestment of distributions	1,763	1,546
Redeemed	(13,690)	(16,303)
Net increase (decrease)	(6,874)	(5,064)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,

2010

2009

2008

2007

2006

Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 19.00	$ 19.29	$ 15.44	$ 13.28
Income from Investment Operations
Net investment income (loss) B	.39	.44	.32	.33	.22
Net realized and unrealized gain (loss)	.95	(6.58)	(.24)	3.77	2.20
Total from investment operations	1.34	(6.14)	.08	4.10	2.42
Distributions from net investment income	(.44)	(.43)	(.37)	(.25)	(.26)
Net asset value, end of period	$ 13.33	$ 12.43	$ 19.00	$ 19.29	$ 15.44
Total Return A	11.05%	(32.68)%	.24%	26.77%	18.37%
Ratios to Average Net Assets C,E
Expenses before reductions	.58%	.77%	.82%	.85%	.87%
Expenses net of fee waivers, if any	.58%	.77%	.82%	.85%	.87%
Expenses net of all reductions	.56%	.77%	.82%	.84%	.84%
Net investment income (loss)	3.06%	2.72%	1.56%	1.92%	1.54%
Supplemental Data
Net assets, end of period (in millions)	$ 705	$ 743	$ 1,233	$ 1,635	$ 1,029
Portfolio turnover rate D	224%	110%	56%	104%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Telecom and Utilities Fund (the Fund) is a non-diversified fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 49,601
Gross unrealized depreciation	(38,195)
Net unrealized appreciation (depreciation)	$ 11,406

Tax Cost	$ 696,957

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 524
Capital loss carryforward	$ (544,323)
Net unrealized appreciation (depreciation)	$ 11,425

The tax character of distributions paid was as follows:

	January 31, 2010	January 31, 2009
Ordinary Income	$ 24,397	$ 25,624

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,562,973 and $1,639,107, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.15% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .24% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .28% of average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The interest expense amounted to one hundred and thirty-six dollars under the interfund lending program. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Borrower	$ 13,110.37%

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $71.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $130 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Telecom and Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Telecom and Utilities Fund (a fund of Fidelity Devonshire Trust) at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Telecom and Utilities Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates ("Statement of Policy"). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer ("CCO"), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1985

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed in April, July, October and December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in April, July, October and December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research (U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

UIF-UANN-0310
1.789258.107

Item 2. Code of Ethics

As of the end of the period, January 31, 2010, Fidelity Devonshire Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Series All-Sector Equity Fund and Fidelity Series Large Cap Value Fund (the "Funds"):

Services Billed by Deloitte Entities

January 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series All-Sector Equity Fund	$44,000	$-	$6,600	$-
Fidelity Series Large Cap Value Fund	$35,000	$-	$4,500	$-

January 31, 2009 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series All-Sector Equity Fund	$41,000	$-	$5,600	$-
Fidelity Series Large Cap Value Fund	$29,000	$-	$4,500	$-

A Amounts may reflect rounding.

B Fidelity Series All-Sector Equity Fund and Fidelity Series Large Cap Value Fund commenced operations on October 17, 2008 and October 24, 2008, respectively.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Equity-Income Fund, Fidelity Large Cap Growth Fund, Fidelity Large Cap Value Fund, Fidelity Mid Cap Growth Fund, Fidelity Mid Cap Value Fund and Fidelity Telecom and Utilities Fund (the "Funds"):

Services Billed by PwC

January 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income Fund	$190,000	$-	$5,700	$15,600
Fidelity Large Cap Growth Fund	$48,000	$-	$3,200	$1,600
Fidelity Large Cap Value Fund	$50,000	$-	$3,200	$2,300
Fidelity Mid Cap Growth Fund	$49,000	$-	$3,200	$1,700
Fidelity Mid Cap Value Fund	$49,000	$-	$3,200	$1,900
Fidelity Telecom and Utilities Fund	$51,000	$-	$3,200	$2,100

January 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income Fund	$200,000	$-	$6,700	$21,800
Fidelity Large Cap Growth Fund	$48,000	$-	$3,200	$1,600
Fidelity Large Cap Value Fund	$50,000	$-	$3,200	$2,600
Fidelity Mid Cap Growth Fund	$48,000	$-	$3,200	$1,700
Fidelity Mid Cap Value Fund	$49,000	$-	$3,200	$2,000
Fidelity Telecom and Utilities Fund	$52,000	$-	$3,200	$2,300

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	January 31, 2010A	January 31, 2009A,B
Audit-Related Fees	$725,000	$815,000
Tax Fees	$-	$2,000
All Other Fees	$450,000	$445,000

A Amounts may reflect rounding.

B May include amounts billed prior to Fidelity Series All-Sector Equity Fund's and Fidelity Series Large Cap Value Fund's commencement of operations.

Services Billed by PwC

	January 31, 2010A	January 31, 2009A
Audit-Related Fees	$2,710,000	$2,525,000
Tax Fees	$-	$2,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2010 A	January 31, 2009 A
PwC	$4,795,000	$3,175,000 B
Deloitte Entities	$1,185,000	$1,485,000C

A Amounts may reflect rounding.

B Reflects current period presentation.

C May include amounts billed prior to Fidelity Series All-Sector Equity Fund's and Fidelity Series Large Cap Value Fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 29, 2010
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	March 29, 2010